As filed with the Securities and Exchange Commission on February 28, 2020

1933 Act File No. 033-11387

1940 Act File No. 811-04984

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 364	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 365	☒
(Check appropriate box or boxes.)

AMERICAN BEACON FUNDS

(Exact Name of Registrant as Specified in Charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (817) 391-6100

Gene L. Needles, Jr., President 220 East Las Colinas Boulevard Suite 1200 Irving, Texas 75039 (Name and Address of Agent for Service)	With copies to: Kathy K. Ingber, Esq. K&L Gates LLP 1601 K Street, NW Washington, D.C. 20006-1600

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

American Beacon

PROSPECTUS

February 28, 2020

Share Class
	A	C	Y	R6	Advisor	R5*	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX		ABLSX	AADBX	AABPX
American Beacon Garcia Hamilton Quality Bond Fund			GHQYX	GHQRX		GHQIX	GHQPX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAERX	AAISX	AAIEX	AAIPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMDRX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

* Formerly known as the Institutional Class.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of a Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from a Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform a Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing a Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Balanced FundSM

Investment Objective

The Fund's investment objective is income and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	Advisor	R5	Investor
Management Fees	0.53%	0.53%	0.53%	0.53%	0.53%	0.53%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.23%	0.23%	0.21%	0.36%	0.13%	0.44%
Total Annual Fund Operating Expenses	1.01%	1.76%	0.74%	1.14%	0.66%	0.97%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 672	$ 878	$ 1,101	$ 1,740
C	$ 279	$ 554	$ 954	$ 2,073
Y	$ 76	$ 237	$ 411	$ 918
Advisor	$ 116	$ 362	$ 628	$ 1,386
R5	$ 67	$ 211	$ 368	$ 822
Investor	$ 99	$ 309	$ 536	$ 1,190

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 179	$ 554	$ 954	$ 2,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 68% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, between 50% and 70% of the Fund's total assets are invested in equity securities and between 30% and 50% of the Fund's total assets are invested in debt securities.

The Fund's equity investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks"). The Fund may invest in companies of all market capitalizations. The Manager allocates the assets of the Fund among different sub-advisors.

The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

Prospectus – Fund Summaries	1

The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

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above-average earnings growth potential,

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below-average price to earnings ratio,

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below-average price to book value ratio, and

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above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe to be undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund's debt securities may include: obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); U.S. and U.S. dollar-denominated foreign corporate debt securities, such as notes and bonds, mortgage-backed securities; asset-backed securities; and variable and floating rate securities.

The Fund will only buy debt securities that are deemed by the Manager or sub-advisors, as applicable, to be investment grade at the time of the purchase. If an investment held by the Fund is downgraded below investment grade, the Manager or sub-advisors, as applicable will take action that they believe to be advantageous to the Fund. The Fund has no limitations regarding the duration of the debt securities it can buy. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

In determining which debt securities to buy and sell, the Manager and the sub-advisors generally use a "top-down" or "bottom-up" investment strategy, or a combination of both strategies. The top-down fixed income investment strategy is implemented as follows:

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Develop an overall investment strategy, including a portfolio duration target, by examining the current trends in the U.S. economy.

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Set desired portfolio duration structure by comparing the differences between corporate and U.S. Government securities of similar duration to judge their potential for optimal return in accordance with the target duration benchmark.

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Determine the weightings of each security type by analyzing the difference in yield spreads between corporate and U.S. Government securities.

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Select specific debt securities within each security type.

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Review and monitor portfolio composition for changes in credit, risk-return profile and comparisons with benchmarks.

The bottom-up fixed income investment strategy is implemented as follows:

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Search for eligible securities with a yield to maturity advantage versus a U.S. Government security with a similar duration.

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Evaluate credit quality of the securities.

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Perform an analysis of the expected price volatility of the securities to changes in interest rates by examining actual price volatility between U.S. Government and non-U.S. Government securities.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Asset-Backed and Mortgage Related Securities Risk
Investments in asset-backed and mortgage related securities are subject to market risks for fixed income securities which include, but are not limited to, credit risk, extension risk, interest rate risk and prepayment risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or counterparty to a loan, may fail, or become less able, to make timely payment of interest or principal, or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund's securities, could affect the Fund's performance.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

2	Prospectus – Fund Summaries

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

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Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities or derivatives it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised and lowered the federal funds rate several times since December 2015 and may increase or decrease rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities or derivatives are also affected by their durations. Fixed income securities or derivatives with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities and derivatives with borrowed money; an increase in interest rates can cause a decline in those markets. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

LIBOR Risk
Certain of the instruments identified in the Fund's principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK

Prospectus – Fund Summaries	3

Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, certain fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. Additionally, during periods of heavy redemptions, the Fund may borrow funds

4	Prospectus – Fund Summaries

through the interfund credit facility, or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. It may not be possible to predict or to hedge against a widening in the yield spread of the securities selected by a sub-advisor. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund's ability to pursue other opportunities as they arise.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘‘Fannie Mae''), Federal Home Loan Mortgage Corporation (‘‘Freddie Mac''), Federal Home Loan Bank (‘‘FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations Risk
The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on floating-rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline. Certain types of floating rate instruments may be subject to greater liquidity risk than other debt securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a composite index and the two broad-based securities market indices that comprise the composite index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on March 1, 2010, A Class shares on May 17, 2010 and C Class shares on September 1, 2010. In the table below, the performance of the R5 Class shares is shown for the Y Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares, prior to the dates such newer classes were first offered. In each case, the older share classes

Prospectus – Fund Summaries	5

would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. The A Class, C Class, and Y Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 10.16% 1st Quarter 2019 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -11.11% 4th Quarter 2018 01/01/2010 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		22.09%	6.13%	8.57%
Returns After Taxes on Distributions		19.08%	4.12%	6.88%
Returns After Taxes on Distributions and Sales of Fund Shares		14.70%	4.39%	6.57%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	15.01%	4.86%	7.86%
C	09/01/2010	20.11%	5.32%	7.73%
Y	03/01/2010	22.39%	6.44%	8.85%
Advisor	05/31/2005	21.91%	5.95%	8.40%
R5	07/17/1987	22.55%	6.47%	8.93%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays US Aggregate Bond Index	8.72%	3.05%	3.75%
Russell 1000 Value Index	26.54%	8.29%	11.80%
60% Russell 1000 Value Index/40% Bloomberg Barclays US Aggregate Bond Index	19.42%	6.38%	8.76%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the Manager and the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Hotchkis and Wiley Capital Management, LLC

6	Prospectus – Fund Summaries

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016 Kirk L. Brown Senior Portfolio Manager Since 2016	Samuel Silver Vice President, Fixed Income Investments Since 2014 Erin Higginbotham Senior Portfolio Manager Since 2011 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC

James P. Barrow
 Portfolio Manager/Founding Director
Since Fund Inception (1987)

Deborah A. Petruzzelli
 Portfolio Manager/Managing Director
Since 2003

Mark Giambrone
Portfolio Manager/Managing Director
Since 2015

J. Scott McDonald
 Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Mark C. Luchsinger
Portfolio Manager/Managing Director
Co-Head of Fixed Income
Since 1998

Rahul Bapna
Portfolio Manager/Managing Director
Since 2019

Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager & Chief Executive Officer Since 1989 Scott McBride Portfolio Manager Since 2004	Judd Peters Portfolio Manager Since 2003 Patricia McKenna Principal and Portfolio Manager Since 2017

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None

Prospectus – Fund Summaries	7

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

8	Prospectus – Fund Summaries

American Beacon Garcia Hamilton Quality Bond FundSM

Investment Objective

The Fund's investment objective is high current income consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus. Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R5	Investor	R6
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R5	Investor	R6
Management Fees	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%	0.00%	0.00%
Other Expenses	0.18%	0.11%	0.49%	0.11%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.74%	0.67%	1.05%	0.67%
Fee Waiver and/or expense reimbursement[1]	(0.18)%	(0.21)%	(0.21)%	(0.25)%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.56%	0.46%	0.84%	0.42%

1 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's Y Class, R5 Class, Investor Class, and R6 Class shares, as applicable, through February 28, 2021 to the extent that Total Annual Fund Operating Expenses exceed 0.55% for the Y Class, 0.45% for the R5 Class, 0.83% for the Investor Class, and 0.41% for the R6 Class,(excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for each share class through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$57	$218	$394	$902
R5	$47	$193	$352	$815
Investor	$86	$313	$559	$1,264
R6	$43	$189	$348	$811

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds. For purposes of the 80% policy, investment grade bonds include other investment grade debt securities. The Fund considers investment grade debt securities to be debt securities that are rated A- or better by S&P Global Ratings ("S&P"), Moody's Investors Service, Inc. ("Moody's") or Fitch Ratings Inc. ("Fitch").

The types of investment grade debt securities that the Fund invests in primarily include obligations of the U.S. Government, its agencies and instrumentalities, including U.S. Government-sponsored enterprises (some of which are not backed by the full faith and credit of the U.S. Government); corporate bonds, debentures, and mortgage-backed securities. These types of obligations may have fixed-rate or floating-rate coupons (or variable rate coupons) and are commonly referred to as fixed income securities or bonds. If an investment held by the Fund is downgraded below investment grade, the sub-advisor will determine whether to continue to hold or to sell the security. In selecting investment grade debt securities within the corporate sector, the sub-advisor first focuses on the largest U.S. issuers and companies rated A- or better by at least two of the three rating agencies. The sub-advisor then eliminates foreign

Prospectus – Fund Summaries	9

companies, Yankee Bonds and alcohol, tobacco, gambling, and defense companies and evaluates the remaining issues based on the sustainability of their operations and their consideration for environmental, social, and governance ("ESG") principles as an integrated part of the sub-advisor's evaluation and investment process.

Under normal circumstances, the Fund seeks to maintain a weighted-average duration of zero to seven years. Duration is an indicator of a bond's price sensitivity to a change in interest rates. For example, a duration of seven years means that a security's price would be expected to decrease by approximately 7% with a 1% increase in interest rates. The Fund may invest in securities of any maturity, but typically invests in securities with maximum maturities of up to 30 years.

The sub-advisor follows a fixed income investment strategy that focuses on high current income, given its outlook for interest rates, and the preservation of capital. In selecting securities for the Fund, the sub-advisor employs a top-down approach, which includes a broad fundamental analysis of the current fixed income markets, including duration, the yield curve, and the performance of market sectors. Through this analysis, the sub-advisor creates defined parameters for the selection of investments for the Fund's portfolio and implements a proprietary investment process comprised of qualitative and quantitative components. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, to reduce market exposure or in anticipation of liquidity needs.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or counterparty to a loan, may fail, or become less able, to make timely payment of interest or principal, or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund's securities, could affect the Fund's performance.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Interest Rate Risk
The Fund is subject to the risk that the market value of fixed income securities it holds will decline due to rising interest rates. Generally, the value of investments with interest rate risk, such as fixed income securities, will move in the opposite direction to movements in interest rates. The Federal Reserve has raised the federal funds rate several times since December 2015 and may increase or decrease rates in the future. Interest rates may rise, perhaps significantly and/or rapidly, potentially resulting in substantial losses to the Fund. The prices of fixed income securities are also affected by their durations. Fixed income securities with longer durations generally have greater sensitivity to changes in interest rates. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. An increase in interest rates can impact markets broadly as well. Some investors buy securities with borrowed money; an increase in interest rates can cause a decline in those markets. To the extent the Fund holds an investment with a negative interest rate to maturity, the Fund would generate a negative return on that investment.

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

LIBOR Risk
Certain of the instruments identified in the Fund's principal investment strategies have variable or floating coupon rates that are based on the ICE LIBOR ("LIBOR"), Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority ("FCA"), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on the Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by the Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

10	Prospectus – Fund Summaries

Liquidity Risk
The Fund is susceptible to the risk that certain investments held by the Fund may have limited marketability, be subject to restrictions on sale, be difficult or impossible to purchase or sell at favorable times or prices, or become less liquid in response to market developments or adverse credit events that may affect issuers or guarantors of a security. An inability to sell a portfolio position can adversely affect the Fund's value or prevent the Fund from being able to take advantage of other investment opportunities. Market prices for such instruments may be volatile. The Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Fund. The Fund may be required to dispose of investments at unfavorable times or prices to satisfy obligations, which may result in losses or may be costly to the Fund. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Unexpected redemptions may force the Fund to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

Market Risk
In recent periods, certain fixed income instruments have experienced unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage-Related Securities Risk
Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed income securities which include, but are not limited to, credit risk interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of mortgage-backed and mortgage-related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk
Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond's maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment. The Fund may have to invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Redemption Risk
The Fund may experience periods of high levels of redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. The sale of assets to meet redemption requests may create net capital gains, which could cause the Fund to have to distribute substantial capital gains. Redemption risk is heightened during periods of declining or illiquid markets. Additionally, during periods of heavy redemptions, the Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. A rise in interest rates or other market developments may cause investors to move out of fixed income securities on a large scale. Heavy redemptions could hurt the Fund's performance.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Selection Risk
Securities selected by the sub-advisor for the Fund may not perform to expectations. It may not be possible to predict or to hedge against a widening in the yield spread of the securities selected by the sub-advisor. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Socially Responsible Investing Risk
The Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. The Fund may underperform funds that do not incorporate these considerations. The Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance.

U.S. Government Securities and Government-Sponsored Enterprises Risk
A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal

Prospectus – Fund Summaries	11

when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Securities held by the Fund that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (''Fannie Mae''), Federal Home Loan Mortgage Corporation (''Freddie Mac''), Federal Home Loan Bank (''FHLB''), Federal Farm Credit Bank ("FFCB"), and the Tennessee Valley Authority, are not guaranteed by the U.S. Treasury and are not backed by the full faith and credit of the U.S. Government, and no assurance can be given that the U.S. Government will provide financial support if these organizations do not have the funds to meet future payment obligations. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

Variable and Floating Rate Securities Risk
The coupons on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate, such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk. As short-term interest rates decline, the coupons on floating-rate securities typically decrease. Alternatively, during periods of rising interest rates, the coupons on floating-rate securities typically increase. Changes in the coupons of floating-rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating-rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline. Certain types of floating rate instruments may be subject to greater liquidity risk than other debt securities.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

In the table below, the performance of the R6 Class shares for periods prior to February 28, 2019 represents the performance of the R5 Class shares of the Fund. The R6 Class shares would have had similar annual returns to the R5 Class shares of the Fund because the shares of each class represent investments in the same portfolio securities. However, the R5 Class shares of the Fund had different expenses than the R6 Class shares, which would affect performance. The R6 Class performance shown in the table has not been adjusted for differences in operating expenses between the R6 Class and R5 Class shares. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 1.47% 1st Quarter 2019 01/01/2017 through 12/31/2019 Lowest Quarterly Return: -0.36% 1st Quarter 2018 01/01/2017 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	Since Inception
Investor Class	04/04/2016
Returns Before Taxes		4.02%	1.53%
Returns After Taxes on Distributions		3.16%	0.91%
Returns After Taxes on Distributions and Sales of Fund Shares		2.37%	0.90%

	Inception Date of Class	1 Year	Since Inception 04/04/2016
Share Class (Before Taxes)
Y	04/04/2016	4.31%	1.82%
R5	04/04/2016	4.42%	1.92%
R6	02/28/2019	4.36%	1.90%

	1 Year	Since Inception 04/04/2016
Index (Reflects no deduction for fees expenses or taxes)
Bloomberg Barclays US Aggregate Bond Index	8.72%	3.10%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

12	Prospectus – Fund Summaries

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Garcia Hamilton & Associates, L.P.

Portfolio Managers

Garcia Hamilton & Associates, L.P.	Gilbert Andrew Garcia, CFA Managing Partner & Portfolio Manager Since Fund Inception (2016)	Nancy Rodriguez Partner & Portfolio Manager Since Fund Inception (2016)

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Prospectus – Fund Summaries	13

American Beacon International Equity FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.29%	0.26%	0.19%	0.09%	0.34%	0.12%	0.44%
Total Annual Fund Operating Expenses	1.15%	1.87%	0.80%	0.70%	1.20%	0.73%	1.05%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.15%	1.87%	0.80%	0.69%	1.20%	0.73%	1.05%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2021, to the extent that Total Annual Fund Operating Expenses exceed 0.69% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 685	$ 919	$ 1,172	$ 1,892
C	$ 290	$ 588	$ 1,011	$ 2,190
Y	$ 82	$ 255	$ 444	$ 990
R6	$ 70	$ 223	$ 389	$ 870
Advisor	$ 122	$ 381	$ 660	$ 1,455
R5	$ 75	$ 233	$ 406	$ 906
Investor	$ 107	$ 334	$ 579	$ 1,283

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 190	$ 588	$ 1,011	$ 2,190

14	Prospectus – Fund Summaries

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 36% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in common stocks and securities convertible into common stocks (collectively, "stocks") of issuers based in at least three different countries located outside the United States. The Fund will primarily invest in countries comprising the MSCI EAFE Index®. The MSCI EAFE Index is designed to represent the performance of large- and mid-capitalization securities across 21 developed markets countries, including countries in Europe, Australasia and the Far East, and excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country. Companies included in the MSCI EAFE Index are selected from among the larger capitalization companies in these markets. The Fund may invest in companies of all market capitalizations and in certain emerging market countries. The Fund may use futures contracts and foreign currency forward contracts, including non-deliverable forward contracts ("NDFs"), as a hedge against foreign currency fluctuations.

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to that stock's country, sector or industry):

■

above-average return on equity or earnings growth potential,

■

below-average price to earnings or price to cash flow ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

The sub-advisors may consider potential changes in currency exchange rates when choosing stocks. Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. A sub-advisor may trade forward foreign currency contracts, including NDFs, or currency futures in an attempt to reduce the Fund's risk exposure to adverse fluctuations in currency exchange rates.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Credit Risk
The Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of the Fund's securities, could affect the Fund's performance.

Currency Risk
The Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non-U.S. currencies. The Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

■

Non-U.S. currencies

■

Securities denominated in non-U.S. currencies

■

Foreign currency forward contracts, including non-deliverable forwards ("NDFs")

■

Non-U.S. currency futures contracts

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or

Prospectus – Fund Summaries	15

effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities, as discussed below, are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities Risk. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities are also sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

■

Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

■

United Kingdom Securities Risk. The Fund's exposure to issuers located in, or with economic ties to, the United Kingdom, could expose the Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject the Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, commonly referred to as "Brexit". On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered into a transition period scheduled to end on December 31, 2020. Brexit has introduced, and may continue to introduce, significant uncertainties and instability in the financial markets. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain, including whether Brexit will have a negative impact on the United Kingdom or the broader global economy or the value of the British pound. Although a sub-advisor intends to hedge the Fund's assets back to the US dollar, the depreciation of the British pound sterling and/or the Euro in relation to the US dollar as a result of Brexit would adversely affect the Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

16	Prospectus – Fund Summaries

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the Fund's investments in foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Fund's calculation of its net asset value ("NAV"). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund's ability to pursue other opportunities as they arise.

Prospectus – Fund Summaries	17

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class shares on August 7, 1991, Investor Class shares on August 1, 1994, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010, and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class is shown for the A Class and C Class shares and the performance of the R5 Class is shown for R6 Class shares prior to the dates that such newer share classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. The A Class, C Class and R6 Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.59% 3rd Quarter 2010 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -21.72% 3rd Quarter 2011 01/01/2010 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		19.00%	3.84%	4.66%
Returns After Taxes on Distributions		18.58%	3.18%	4.18%
Returns After Taxes on Distributions and Sales of Fund Shares		12.07%	3.13%	3.85%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	12.15%	2.58%	3.95%
C	09/01/2010	17.09%	3.03%	3.83%
Y	08/03/2009	19.30%	4.12%	4.93%
R6	02/28/2017	19.54%	4.24%	5.05%
Advisor	05/01/2003	18.86%	3.73%	4.51%
R5	08/07/1991	19.45%	4.20%	5.03%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
MSCI EAFE Index	22.01%	5.67%	5.50%

18	Prospectus – Fund Summaries

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

American Century Investment Management, Inc.

■

Causeway Capital Management LLC

■

Lazard Asset Management LLC

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Kirk L. Brown Senior Portfolio Manager Since 1994 Mark M. Michel Associate Portfolio Manager Since 2018
American Century Investment Management, Inc.	Alvin Polit Vice President and Senior Portfolio Manager Since 2020	Jonathan Veiga Portfolio Manager and Senior Investment Analyst Since 2020
Causeway Capital Management LLC	Sarah H. Ketterer Chief Executive Officer Since 2001 James A. Doyle Director Since 2006 Jonathan P. Eng Director Since 2006 Harry W. Hartford President Since 2001	Conor Muldoon Director Since 2010 Alessandro Valentini Director Since 2013 Ellen Lee Director Since 2015 Steven Nguyen Fundamental Portfolio Manager Since 2019
Lazard Asset Management LLC	John R. Reinsberg Deputy Chairman Since 1999 Michael G. Fry Managing Director Since 2005 Kevin J. Matthews Managing Director Since 2013	Michael A. Bennett Managing Director Since 2003 Michael Powers Managing Director Since 2003 Giles Edwards Portfolio Manager/Analyst Since 2020

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

Prospectus – Fund Summaries	19

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

20	Prospectus – Fund Summaries

American Beacon Large Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.21%	0.15%	0.15%	0.05%	0.30%	0.08%	0.41%
Total Annual Fund Operating Expenses	1.01%	1.70%	0.70%	0.60%	1.10%	0.63%	0.96%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.01%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.01%	1.70%	0.70%	0.59%	1.10%	0.63%	0.96%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2021, to the extent that Total Annual Fund Operating Expenses exceed 0.59% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 672	$ 878	$ 1,101	$ 1,740
C	$ 273	$ 536	$ 923	$ 2,009
Y	$ 72	$ 224	$ 390	$ 871
R6	$ 60	$ 191	$ 334	$ 749
Advisor	$ 112	$ 350	$ 606	$ 1,340
R5	$ 64	$ 202	$ 351	$ 786
Investor	$ 98	$ 306	$ 531	$ 1,178

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 173	$ 536	$ 923	$ 2,009

Prospectus – Fund Summaries	21

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of large market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell 1000® Index at the time of investment. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. As of December 31, 2019, the Russell 1000 Index consisted of companies with market capitalization of $823.4 million and greater. The Fund may invest in companies of all market capitalizations.

The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The Fund's sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the S&P 500® Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio, and

■

above-average dividend yields.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The sub-advisors typically seek to invest in companies that they believe are undervalued at the time of purchase. The decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.  The Fund may seek to earn additional income by lending its securities to certain qualified broker-dealers and institutions on a short-term or long-term basis.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Dividend Risk
An issuer of stock held by the Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during

22	Prospectus – Fund Summaries

economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

■

Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prospectus – Fund Summaries	23

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class Shares on July 17, 1987, Investor Class shares on August 1, 1994, Advisor Class shares on May 31, 2005, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the R5 Class shares is shown for the R6 Class shares and the performance of the Investor Class shares is shown for the A Class and C Class shares prior to the dates such newer classes were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older classes had different expenses than the newer share classes, which would affect performance. The A Class, C Class and R6 Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 14.51% 1st Quarter 2012 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -16.64% 3rd Quarter 2011 01/01/2010 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		29.18%	7.44%	10.82%
Returns After Taxes on Distributions		26.25%	5.19%	9.31%
Returns After Taxes on Distributions and Sales of Fund Shares		19.35%	5.48%	8.70%

24	Prospectus – Fund Summaries

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	21.72%	6.14%	10.08%
C	09/01/2010	27.29%	6.65%	9.97%
Y	08/03/2009	29.60%	7.72%	11.11%
R6	02/28/2017	29.67%	7.81%	11.21%
Advisor	05/31/2005	29.01%	7.28%	10.67%
R5	07/17/1987	29.67%	7.80%	11.21%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 1000 Value Index	26.54%	8.29%	11.80%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Hotchkis and Wiley Capital Management, LLC

■

Massachusetts Financial Services Company

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Kirk L. Brown Senior Portfolio Manager Since 2016	Paul B. Cavazos Chief Investment Officer Since 2016 Mark M. Michel Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James P. Barrow Portfolio Manager/Founding Director Since Fund Inception (1987)	Mark Giambrone Portfolio Manager/Managing Director Since 2015
Hotchkis and Wiley Capital Management, LLC	George Davis Principal, Portfolio Manager and Chief Executive Officer Since 1989 Scott McBride Portfolio Manager Since 2004	Judd Peters Portfolio Manager Since 2003 Patricia McKenna Principal and Portfolio Manager Since 2017
Massachusetts Financial Services Company	Steven Gorham Investment Officer and Portfolio Manager Since 2010* Katherine Cannan Investment Officer and Portfolio Manager Since 2019	Nevin Chitkara Investment Officer and Portfolio Manager Since 2010

* Effective December 31, 2020, Steven Gorham will no longer be a portfolio manager of the Fund. Therefore, effective December 31, 2020, all references to Steven Gorham will be deleted.

Prospectus – Fund Summaries	25

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

26	Prospectus – Fund Summaries

American Beacon Mid-Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.34%	0.26%	0.22%	0.14%	0.44%	0.17%	0.42%
Total Annual Fund Operating Expenses	1.35%	2.02%	0.98%	0.90%	1.45%	0.93%	1.18%
Fee Waiver and/or expense reimbursement[2]	0.00%	0.00%	0.00%	(0.03%)	0.00%	0.00%	0.00%
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.35%	2.02%	0.98%	0.87%	1.45%	0.93%	1.18%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

2 American Beacon Advisors, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R6 Class through February 28, 2021, to the extent that Total Annual Fund Operating Expenses exceed 0.87% for the R6 Class shares (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R6 Class shares through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 705	$ 978	$ 1,272	$ 2,105
C	$ 305	$ 634	$ 1,088	$ 2,348
Y	$ 100	$ 312	$ 542	$ 1,201
R6	$ 89	$ 284	$ 496	$ 1,105
Advisor	$ 148	$ 459	$ 792	$ 1,735
R5	$ 95	$ 296	$ 515	$ 1,143
Investor	$ 120	$ 375	$ 649	$ 1,432

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 205	$ 634	$ 1,088	$ 2,348

Prospectus – Fund Summaries	27

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of middle market capitalization U.S. companies. These companies have market capitalizations within the market capitalization range of the companies in the Russell Midcap® Index at the time of investment. As of December 31, 2019, the market capitalizations of the companies in the Russell Midcap Index ranged from $823.4 million to $78.6 billion. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs") and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively referred to as "stocks").

The Manager allocates the assets of the Fund among different sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk.

In general, the sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell Midcap Index):

■

above-average earnings growth potential,

■

below-average price to earnings ratio, and

■

below-average price to book value ratio.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, invests in medium-sized companies with low price to earnings and price to book value ratios and high dividend yields in relation to the Russell Midcap Index. Through extensive research and meetings with company management teams, Barrow seeks to identify companies that not only possess these three characteristics, but that also exhibit high or improving profitability translating into earnings growth above that of the overall Russell Midcap Index. Barrow's portfolio will generally consist of 40 to 50 stocks.

Pzena Investment Management, LLC ("Pzena"), another one of the Fund's sub-advisors, invests in medium-sized companies and intends to maintain a concentrated portfolio of 30 to 40 stocks selected from the most undervalued or "deep" value portion of its investment universe. Pzena looks for companies within that universe that sell for a low price relative to normal earnings (with "normal earnings" defined as a 5 year estimate of what the company should earn in a normal environment based on research of the company's history and the history of its industry).

WEDGE Capital Management, L.L.P. ("WEDGE"), another one of the Fund's sub-advisors, is primarily focused on identifying unrecognized value among high quality, market-leading companies, with a defendable competitive advantage, and market capitalization within the broad mid-cap market segment captured by the mid-cap Russell and S&P indices.  Focusing on companies that meet initial value and financial quality parameters, research analysts employ comprehensive, qualitative and quantitative analysis, seeking stocks with unrecognized value.  Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning, and management capabilities and incentives.

Each of the Fund's sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The decision to sell a security is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

28	Prospectus – Fund Summaries

■

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

■

Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

Prospectus – Fund Summaries	29

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class shares on November 30, 2005, Investor Class shares on February 28, 2006, Advisor Class shares on June 29, 2007, Y Class shares on March 1, 2010, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2018. For Y Class and R6 Class shares, performance results from January 1, 2010 to the inception date of the Y Class and R6 Class shares, respectively, are for the R5 Class. For A Class and C Class shares, performance results from January 1, 2010 to the inception date of the A Class and C Class shares, respectively, are for the Investor Class. In each case, the older share class would have had similar annual returns to the newer share class because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. The Y Class, A Class, C Class and R6 Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.80% 4th Quarter 2011 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -19.83% 3rd Quarter 2011 01/01/2010 through 12/31/2019

30	Prospectus – Fund Summaries

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	02/28/2006
Returns Before Taxes		26.25%	5.96%	11.07%
Returns After Taxes on Distributions		25.87%	5.03%	10.21%
Returns After Taxes on Distributions and Sales of Fund Shares		15.81%	4.53%	9.06%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	18.77%	4.56%	10.12%
C	09/01/2010	24.14%	5.05%	10.03%
Y	03/01/2010	26.54%	6.15%	11.19%
R6	02/28/2018	26.60%	6.23%	11.27%
Advisor	06/29/2007	25.88%	5.66%	10.69%
R5	11/30/2005	26.55%	6.22%	11.26%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell Midcap Value Index	27.06%	7.62%	12.41%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
The Fund's assets are currently allocated among the following investment sub-advisors:

■

Barrow, Hanley, Mewhinney & Strauss, LLC

■

Pzena Investment Management, LLC

■

WEDGE Capital Management, L.L.P.

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Vice President & Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	Terry L. Pelzel Portfolio Manager/Director Since 2018	Mark Giambrone Portfolio Manager/Managing Director Since Fund Inception (2004)
Pzena Investment Management, LLC	Richard S. Pzena Managing Principal, CEO, Co-Chief Investment Officer & Founder Since Fund Inception (2004) Ben Silver Principal and Portfolio Manager Since 2017	John Flynn Principal and Portfolio Manager Since 2015
WEDGE Capital Management, L.L.P.	John Carr General Partner Since 2015 Brian Pratt General Partner Since 2015	Michael Ritzer General Partner Since 2019 Richard Wells General Partner Since 2015

Prospectus – Fund Summaries	31

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

32	Prospectus – Fund Summaries

American Beacon Small Cap Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation and current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales discounts if you and your eligible family members invest, or agree to invest in the future, at least $50,000 in all classes of the American Beacon Funds on an aggregated basis. More information about these and other discounts is available from your financial professional and in "Choosing Your Share Class" on page 59 of the Prospectus and "Additional Purchase and Sale Information for A Class Shares" on page 66 of the statement of additional information ("SAI"). With respect to purchases of shares through specific intermediaries, you may find additional information regarding sales charge discounts and waivers in Appendix A to the Fund's Prospectus entitled "Intermediary Sales Charge Discounts and Waivers." Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	A	C	Y	R6	Advisor	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	5.75%	None	None	None	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	0.50%[1]	1.00%	None	None	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	A	C	Y	R6	Advisor	R5	Investor
Management Fees	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%	0.73%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%	0.00%	0.25%	0.00%	0.00%
Other Expenses	0.28%	0.22%	0.17%	0.07%	0.36%	0.10%	0.41%
Total Annual Fund Operating Expenses	1.26%	1.95%	0.90%	0.80%	1.34%	0.83%	1.14%

1 A contingent deferred sales charge (‘‘CDSC'') of 0.50% will be charged on certain purchases of $1,000,000 or more of A Class shares that are redeemed in whole or part within 18 months of purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
A	$ 696	$ 952	$ 1,227	$ 2,010
C	$ 298	$ 612	$ 1,052	$ 2,275
Y	$ 92	$ 287	$ 498	$ 1,108
R6	$ 82	$ 255	$ 444	$ 990
Advisor	$ 136	$ 425	$ 734	$ 1,613
R5	$ 85	$ 265	$ 460	$ 1,025
Investor	$ 116	$ 362	$ 628	$ 1,386

Assuming no redemption of shares:

Share Class	1 Year	3 Years	5 Years	10 Years
C	$ 198	$ 612	$ 1,052	$ 2,275

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Fund's net assets (plus the amount of any borrowings for investment purposes) are invested in equity securities of small market capitalization U.S. companies. These companies have market capitalizations of $5 billion or less at the time of investment. The Fund's investments may include common stocks, real estate investment trusts ("REITs"), American Depositary Receipts ("ADRs"), and U.S. dollar-denominated foreign stocks traded on U.S. exchanges (collectively, "stocks").

The Manager allocates the assets of the Fund among six sub-advisors. The Manager believes that this strategy may help the Fund outperform other investment styles over the longer term while reducing volatility and downside risk. The sub-advisors select stocks that, in their opinion, have most or all of the following characteristics (relative to the Russell 2000® Index):

Prospectus – Fund Summaries	33

■

above-average earnings growth potential,

■

below-average price to earnings ratio,

■

below-average price to book value ratio

■

below-average price to revenue ratios, and

■

above average free cash flow yields and return on capital.

Each of the sub-advisors determines the earnings growth prospects of companies based upon a combination of internal and external research using fundamental analysis and considering changing economic trends. The process is research driven and takes into consideration items such as a company's tangible assets, sustainability of its cash flows, capital intensity and financial leverage. The Fund may have significant exposure to the Financial Services sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Financial Services sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow"), one of the Fund's sub-advisors, manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a quantitative application of its fundamental research process ("Quantitative Strategy"). Barrow implements the Quantitative Strategy by using a quantitative multi-factor model that identifies the factors present in Barrow's fundamental research portfolio, which may include, for example, below-average price-to-revenue ratios, price-to-earnings ratios and price-to-book ratios and above-average free cash flow yields and return on capital. The model applies these factors and factor weightings to the Russell 2000 Index universe of companies and makes recommendations for adjustments to the portfolio on a daily basis.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis"), another sub-advisor to the Fund, also manages two allocations of the Fund's assets, one pursuant to the fundamental research strategy discussed above and the other pursuant to a small cap diversified value strategy which seeks to exploit market inefficiencies created by irrational investor behavior ("Small Cap Diversified Value Strategy"). Hotchkis implements the Small Cap Diversified Value Strategy by using a disciplined, bottom-up investment process based on a proprietary model that is augmented by fundamental research. Hotchkis seeks broad diversified exposure to investment opportunities that are allocated to the Small Cap Diversified Value Strategy. Hotchkis evaluates relative valuation, fundamental operating trends, deterioration of fundamentals, and the Small Cap Diversified Value Strategy's diversification guidelines, among other factors, in determining whether to sell a security.

For each sub-advisor, the decision to sell a stock is typically based on the belief that the company is no longer considered undervalued or shows deteriorating fundamentals, or that better investment opportunities exist in other stocks.

The Fund may invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs.

The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
The Manager's and the sub-advisors' judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the Manager's and each sub-advisor's judgments about asset allocation will be correct. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U.S. Exchanges Risk. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Real Estate Investment Trusts ("REITs") Risk. Investments in REITs are subject to the risks associated with investing in the real estate industry, including, among other risks: adverse developments affecting the real estate industry; declines in real property values; changes in interest rates; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. REITs also are dependent upon the skills of their managers and are subject to heavy cash flow dependency or self-liquidation. Domestic REITs could be adversely affected by failure to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code of 1986, as amended ("Internal Revenue Code"), or to maintain their exemption from registration under the Investment Company Act of 1940, as amended ("Investment Company Act"). REITs typically incur fees that are separate from those incurred by the Fund. Accordingly, the Fund's investment in

34	Prospectus – Fund Summaries

REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

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Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Multiple Sub-Advisor Risk
The Manager may allocate the Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund's assets. To a significant extent, the Fund's performance will depend on the success of the Manager in allocating the Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each sub-advisor makes its trading decisions independently, it is possible that the sub-advisors may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Quantitative Strategy Risk
The success of the Fund's investment strategy may depend in part on the effectiveness of a sub-advisor's quantitative tools for screening securities. These strategies may incorporate factors that are not predictive of a security's value. The quantitative tools may not react as expected to market events, resulting in losses for the Fund. Additionally, a previously successful strategy may become outdated or inaccurate, which may not be identified by a sub-advisor and therefore may also result in losses.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

Financial Services Sector Risk. To the extent the Fund invests in the financial services sector, the value of the Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and

Prospectus – Fund Summaries	35

instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by a sub-advisor or the Manager for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index, for the periods indicated.

The chart and the table show the performance of the Fund's Investor Class shares for all periods. The Fund began offering R5 Class shares on December 31, 1998, Investor Class shares on February 28, 1999, Advisor Class shares on May 1, 2003, Y Class shares on August 3, 2009, A Class shares on May 17, 2010, C Class shares on September 1, 2010 and R6 Class shares on February 28, 2017. In the table below, the performance of the Investor Class shares is shown for A Class and C Class shares and the performance of R5 Class shares is shown for and R6 Class shares prior to the dates that the newer class of shares were first offered. In each case, the older share classes would have had similar annual returns to the newer share classes because the shares are invested in the same portfolio securities. However, the older share classes had different expenses than the newer share classes, which would affect performance. The A Class, C Class and R6 Class performance shown in the table has not been adjusted for differences in operating expenses between those share classes and the respective older share classes, but the A Class and C Class shares performance has been adjusted for the impact of the maximum applicable sales charge. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 18.26% 4th Quarter 2011 01/01/2010 through 12/31/2019 Lowest Quarterly Return: -22.94% 3rd Quarter 2011 01/01/2010 through 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	02/28/1999
Returns Before Taxes		23.07%	6.05%	10.54%
Returns After Taxes on Distributions		22.62%	4.37%	9.05%
Returns After Taxes on Distributions and Sales of Fund Shares		13.99%	4.48%	8.48%

36	Prospectus – Fund Summaries

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
A	05/17/2010	15.91%	4.72%	9.76%
C	09/01/2010	21.10%	5.22%	9.66%
Y	08/03/2009	23.37%	6.31%	10.82%
R6	02/28/2017	23.50%	6.40%	10.93%
Advisor	05/01/2003	22.93%	5.88%	10.38%
R5	12/31/1998	23.51%	6.39%	10.93%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
Russell 2000 Value Index	22.39%	6.99%	10.56%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisors
 The Fund's assets are currently allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

Portfolio Managers

American Beacon Advisors, Inc.	Gene L. Needles, Jr. Chief Executive Officer Since 2012 Paul B. Cavazos Chief Investment Officer Since 2016	Cynthia M. Thatcher Portfolio Manager Since 2016 Colin J. Hamer Associate Portfolio Manager Since 2018
Barrow, Hanley, Mewhinney & Strauss, LLC	James S. McClure Portfolio Manager/Managing Director Since 2003 John P. Harloe Portfolio Manager/Managing Director Since 2003	Coleman Hubbard Portfolio Manager/Director Since 2020
Brandywine Global Investment Management, LLC	Henry F. Otto Managing Director Since Fund Inception (1998)	Steven M. Tonkovich Managing Director Since Fund Inception (1998)
Foundry Partners, LLC*	Mark Roach Portfolio Manager Since 2010	Mario Tufano Associate Portfolio Manager Since 2010
Hillcrest Asset Management, LLC	Brian R. Bruce Chief Investment Officer Since 2014 Douglas Stark Managing Director, Portfolio Management & Research Since 2014	Brandon Troegle Managing Director, Fundamental Analysis & Portfolio Management Since 2014

Prospectus – Fund Summaries	37

Hotchkis and Wiley Capital Management, LLC	David Green Principal, Portfolio Manager Since Fund Inception (1998) Judd Peters Portfolio Manager Since 2017	Jim Miles Principal, Portfolio Manager Since Fund Inception (1998) Ryan Thomes Portfolio Manager Since 2017
Mellon Investments Corporation	Joseph M. Corrado Senior Managing Director Since 2004	Edward R. Walter Managing Director Since 2004

* From 2010 to 2016, Messrs. Roach and Tufano's positions were held with Dreman Value Management, LLC, which was a former sub-advisor to the Fund.

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (NYSE) is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form, subject to any applicable sales charge.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$250
A, Investor	$2,500	$50	$250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Tax Information

Dividends and capital gain distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

38	Prospectus – Fund Summaries

Additional Information About the Funds

To help you better understand the Funds, this section provides a detailed discussion of the Funds' investment policies, their principal strategies and principal risks and performance benchmarks; however, this Prospectus does not describe all of a Fund's investment practices. Capitalized terms that are not otherwise defined are defined in Appendix B. For additional information, please see the Funds' SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objectives

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The American Beacon Balanced Fund's investment objective is income and capital appreciation.

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The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is high current income consistent with preservation of capital.

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The American Beacon International Equity Fund's investment objective is long-term capital appreciation.

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The American Beacon Large Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Mid-Cap Value Fund's investment objective is long-term capital appreciation and current income.

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The American Beacon Small Cap Value Fund's investment objective is long-term capital appreciation and current income.

With the exception of the American Beacon Garcia Hamilton Quality Bond Fund, each Fund's investment objective is "fundamental," which means that it may be changed only with the approval of Fund shareholders. The American Beacon Garcia Hamilton Quality Bond Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board without the approval of Fund shareholders.

80% Investment Policies

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The American Beacon Garcia Hamilton Quality Bond Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade bonds.

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The American Beacon International Equity Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in common stocks and securities convertible into common stocks of issuers based in at least three different countries located outside the United States.

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The American Beacon Large Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large market capitalization U.S. companies.

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The American Beacon Mid-Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of middle market capitalization U.S. companies.

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The American Beacon Small Cap Value Fund has a non-fundamental policy to invest under normal circumstances at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of small market capitalization U.S. companies.

If a Fund changes its 80% investment policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary Defensive Policy

Each Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, a Fund may not achieve its investment objective.

Additional Information About the Management of the Funds

The Funds have retained American Beacon Advisors, Inc. to serve as their Manager. The Manager may allocate the assets of each Fund among different sub-advisors. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Funds. The Manager:

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develops overall investment strategies for each Fund,

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selects and changes sub-advisors,

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allocates assets among sub-advisors,

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monitors and evaluates the sub-advisors' investment performance,

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monitors the sub-advisors' compliance with each Fund's investment objectives, policies and restrictions,

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oversees a Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable,

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directs the investment of the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments, and

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manages directly a portion of the assets of the American Beacon Balanced Fund.

Each Fund's assets are allocated among one or more sub-advisors by the Manager. The assets of the American Beacon Balanced Fund are allocated by the Manager among the Manager and multiple sub-advisors.

Each sub-advisor has full discretion to purchase and sell securities for its segment of the Funds' assets in accordance with the Funds' objectives, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisors but does not reassess individual security selections made by the sub-advisors for their portfolios.

The Funds operate in a manager of managers structure. The Funds and the Manager have received an exemptive order from the SEC that permits the Funds, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. In the future, the Funds and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Funds to expand their exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Funds from disclosing the advisory fees paid by the Funds to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Funds may rely on the SEC staff no-action letter to expand their exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by

Prospectus – Additional Information About the Funds	39

the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Funds are required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

American Beacon Balanced Fund

The Fund's assets are allocated among the Manager and the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

■

Hotchkis and Wiley Capital Management, LLC

Currently, approximately one-half of the Fund's assets are allocated to Barrow, Hanley, Mewhinney & Strauss, LLC, who decides the proportion of assets to invest in equity and fixed income securities in accordance with the Fund's guidelines. The remaining one-half of the Fund's assets are allocated between the Manager, who invests its allocation in fixed income securities and Hotchkis and Wiley Capital Management, LLC, who invests its allocation in equity securities.

American Beacon Garcia Hamilton Quality Bond Fund

The Manager allocates the Fund's assets to one sub-advisor, Garcia Hamilton & Associates, L.P.

American Beacon International Equity Fund

The Fund's assets are allocated among the following investment sub-advisors:

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American Century Investment Management, Inc.

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Causeway Capital Management LLC

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Lazard Asset Management LLC

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Large Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Hotchkis and Wiley Capital Management, LLC

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Massachusetts Financial Services Company

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Mid-Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Pzena Investment Management, LLC

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WEDGE Capital Management, L.L.P.

Currently, the Fund's assets are allocated among the sub-advisors generally on an equal basis.

American Beacon Small Cap Value Fund

The Fund's assets are allocated among the following investment sub-advisors:

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Barrow, Hanley, Mewhinney & Strauss, LLC

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Brandywine Global Investment Management, LLC

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Foundry Partners, LLC

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Hillcrest Asset Management, LLC

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Hotchkis and Wiley Capital Management, LLC

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Mellon Investments Corporation

The Manager intends to allocate new and existing assets among the Fund's sub-advisors, as permitted by their respective capacity commitments to the Fund and other considerations by the Manager.

Additional Information About Investments

This section provides more detailed information regarding certain of the Funds' principal investment strategies as well as information regarding the Funds' strategy with respect to investment of cash balances.

Cash Equivalents

A Fund may invest in cash equivalents including among others, time deposits, certificates of deposit, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate. Certificates of deposit are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable.

CP is a short-term, unsecured promissory note issued by finance companies, banks, and corporations generally used as a source of working capital and other short-term financing. CP has maturities ranging from 1 to 270 days.

Cash Management Investments

A Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager or a sub-advisor, and in futures contracts. If a Fund invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which a Fund invests, such as advisory fees charged by the Manager to any applicable money market

40	Prospectus – Additional Information About the Funds

funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that a Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, a Fund also may purchase and sell non-commodity based futures contracts on a daily basis that relate to securities in which they may invest directly and indices comprised of such securities.

A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, a Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes a Fund to the market risks associated with the underlying securities and indices. Because a Fund will have market exposure simultaneously in both the invested securities and futures contracts, a Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in a Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Currencies

A Fund may invest in foreign currencies and foreign currency-denominated securities. A Fund may also engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (see ‘‘Forward Contracts") and may purchase and sell foreign currency futures contracts (see ‘‘Derivative Investments''). A Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. A Fund also may use foreign currency, foreign currency denominated instruments and foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Equity Investments

A Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over the counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible securities. While typically providing a fixed income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts. A Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stock trading on U.S. exchanges. These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR or foreign stock. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer.  Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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REITs. REITs are pooled investment vehicles that own, and often operate, income producing real estate (known as "equity REITs") or invest in mortgages secured by loans on such real estate (known as "mortgage REITs") or both (known as "hybrid REITs"). REITs are susceptible to the risks associated with direct ownership of real estate, such as declines in property values, increase in property taxes, operating expenses, rising interest rates or overbuilding, zoning changes, and losses from casualty or condemnation. REITs typically are subject to management fees and other expenses that are separate from those of a Fund.

Fixed Income Instruments

A Fund's investments in fixed income instruments may include:

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Asset-Backed Securities. Asset-backed securities are fractional interests in pools of loans, receivables or other assets. They are issued by trusts or other special purpose vehicles and are collateralized by the loans, receivables or other assets that make up the pool. The trust or other issuer passes the income from the underlying asset pool to the investor. The Funds, the Manager, and the sub-advisors do not select the loans or other assets that are included in the collateral backing those pools.

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Corporate Debt and Other Fixed Income Securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default.

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Government-Sponsored Enterprises. A Fund may invest in debt obligations of U.S. Government-sponsored enterprises, including the Fannie Mae, Freddie Mac, FFCB, and the Tennessee Valley Authority. Although chartered or sponsored by Acts of Congress, these entities are not backed by the full faith and

Prospectus – Additional Information About the Funds	41

credit of the U.S. Government. Fannie Mae and Freddie Mac are supported by the issuers' right to borrow from the U.S. Treasury, the discretionary authority of the U.S. Treasury to lend to the issuers and the U.S. Treasury's commitment to purchase stock to ensure the issuers' positive net worth.

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Investment Grade Securities. Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by a rating organization rating that security (such as Standard & Poor's Ratings Services, Moody's Investors Service, Inc., or Fitch, Inc.) or comparably rated by a sub-advisor if unrated by a rating organization. A Fund, at the discretion of the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria.

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Mortgage-Related Securities. A Fund can buy interests in pools of residential or commercial mortgages in the form of ‘‘pass-through'' mortgage securities. They may be issued or guaranteed by the U.S. Government, or its agencies and instrumentalities, or by private issuers. Mortgage-related securities may be issued in different series, each having different interest rates and maturities. The prices and yields of mortgage-related securities are determined, in part, by assumptions about the rate of payments of the underlying mortgages. Mortgage-related securities, including CMOs, issued by private issuers are not U.S. Government securities.

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U.S. Government Securities. U.S. Government securities may include U.S. Treasury securities or debt obligations of U.S. Government-sponsored enterprises.

Floating Rate Securities

The coupons on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, LIBOR or a Treasury bill rate. Floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically should decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

Forward Contracts

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

Futures Contracts

A futures contract is a contract to purchase or sell a particular asset, such as securities, indices, or currencies, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under many such contracts, no delivery of the actual underlying asset is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the asset (e.g., a security or an index) at expiration, net of the initial and variation margin that was previously paid. An interest rate futures contract is a contract for the future delivery of an interest-bearing debt security. A Treasury futures contract is a contract for the future delivery of a U.S. Treasury security. A Fund may, from time to time, use futures positions to equitize cash and expose its portfolio to changes in securities prices or index prices. This can magnify gains and losses in the Fund. A Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the prices of futures contracts and the assets underlying such contracts and that there may not be a liquid secondary market for a futures contract.

Other Investment Companies Securities

A Fund at times may invest in shares of other investment companies, including money market funds. A Fund may invest in securities of an investment company advised by the Manager or its sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses, if applicable, are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in this Prospectus. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund could invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which a Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following table identifies the risk factors of each Fund in light of each Fund's respective principal investment strategies. These risk factors are explained following the table. References to "the Fund" and "a Fund" in the risk explanations are intended to refer the Fund(s) identified in the table as having that risk factor. The principal risks of investing in each Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in a Fund, regardless of the order in which it appears.

42	Prospectus – Additional Information About the Funds

Risk	Balanced Fund	Garcia Hamilton Quality Bond Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Allocation Risk	X		X	X	X	X
Asset-Backed and Mortgage Related Securities Risk	X
Counterparty Risk			X
Credit Risk	X	X	X
Currency Risk			X
Cybersecurity and Operational Risk	X	X	X	X	X	X
Dividend Risk	X		X	X
Emerging Markets Risk			X
Equity Investments Risk	X		X	X	X	X
Foreign Currency Forward Contract Risk			X
Foreign Investing Risk	X		X	X	X	X
Futures Contracts Risk	X		X	X	X	X
Hedging Risk			X
Interest Rate Risk	X	X
Investment Risk	X	X	X	X	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X		X	X
LIBOR Risk	X	X
Liquidity Risk	X	X
Market Risk	X	X	X	X	X	X
Market Timing Risk			X
Mid-Capitalization Companies Risk	X		X	X	X
Mortgage-Backed and Mortgage-Related Securities Risk		X
Multiple Sub-Advisor Risk	X		X	X	X	X
Other Investment Companies Risk	X	X	X	X	X	X
Prepayment and Extension Risk	X	X
Quantitative Strategy Risk						X
Redemption Risk	X	X
Sector Risk	X	X		X	X	X
Securities Lending Risk	X		X	X	X	X
Securities Selection Risk	X	X	X	X	X	X
Segregated Assets Risk	X		X
Small Capitalization Companies Risk	X		X	X	X	X
Socially Responsible Investing		X
U.S. Government Securities and Government Sponsored Enterprises Risk	X	X
U.S. Treasury Obligations Risk§	X
Valuation Risk			X
Value Stocks Risk	X		X	X	X	X
Variable and Floating Rate Securities Risk	X	X

Allocation Risk

This is the risk that a sub-advisor's judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect a Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that a sub-advisor's judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed and asset-backed securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of mortgage-backed and asset-backed securities do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of mortgage-backed and asset-backed securities. Therefore, the prices of mortgage-backed and asset-backed securities may decrease more than prices of other fixed income

Prospectus – Additional Information About the Funds	43

securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

Counterparty Risk

A Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to a Fund. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Credit Risk

A Fund is subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan, may fail, or become less able, to make timely payment of interest or principal or otherwise honor its obligations or default completely. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency's opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer's ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as "junk bonds"). Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund's securities, could affect a Fund's performance.

Currency Risk

A Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, a Fund's exposure to foreign currencies either directly or through portfolio investments, may reduce the returns of a Fund. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect a Fund's investments in non-U.S. currencies or in securities that trade in and receive revenues in non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures, and forwards may not always work as intended, and in specific cases, a Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect a Fund's investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, a Fund may choose to not hedge its currency risks. A Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

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Non-U.S. currencies

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Securities denominated in non-U.S. currencies

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Foreign currency forward contracts, including NDFs

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Non-U.S. currency futures contracts

Cybersecurity and Operational Risk

A Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with a Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (also known as "denial of services"), loss or theft of proprietary information or corporate data, interference with a Fund's ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on a Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which a Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which a Fund invests, leading to significant loss of value.

Dividend Risk

A Fund's focus on dividend-paying stocks could cause a Fund to underperform funds that invest without consideration of a company's track record of paying dividends. An issuer of stock held by a Fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. In addition, stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or an economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. Securities that pay dividends may be sensitive to changes in interest rates, and as interest rates rise, the prices of such securities may fall. At times, a Fund may not be able to identify dividend-paying stocks that are attractive investments. The income received by a Fund will also fluctuate due to the amount of dividends that companies elect to pay.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence

44	Prospectus – Additional Information About the Funds

on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. A Fund may invest in the following equity securities, which may expose a Fund to the following additional risks:

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Common Stocks Risk. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk. Generally, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price. Convertible securities are also subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.

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Depositary Receipts and U.S. Dollar-Denominated Foreign Stocks Traded on U. S. Exchanges Risk. A Fund may invest in securities issued by foreign companies through ADRs and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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REITs Risk. REITs or other real estate-related securities are subject to the risks associated with direct ownership of real estate, including, among other risks: adverse developments affecting the real estate industry; declines in the value of real estate; changes in interest rates; risks related to general and local economic conditions; defaults by mortgagors or other borrowers and tenants; lack of availability of mortgage funds or financing; extended vacancies of properties, especially during economic downturns; casualty or condemnation losses; and governmental actions, such as changes to tax laws, zoning regulations or environmental regulations. Generally, REITs can be classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and net capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. All REITs are dependent on management skills, are subject to heavy cash flow dependency or self-liquidation and generally are not diversified. Equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Equity, mortgage and hybrid REITs may not be diversified with regard to the types of tenants, may not be diversified with regard to the geographic locations of the properties, and are subject to cash flow dependency and defaults by borrowers, and any REIT could fail to qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code, or to maintain its exemption from registration under the Investment Company Act. REITs typically incur fees that are separate from those incurred by a Fund. Accordingly, a Fund's investment in REITs will result in the layering of expenses such that shareholders will indirectly bear a proportionate share of the REITs' operating expenses, in addition to indirectly paying Fund expenses. The value of REIT common stock may decline when interest rates rise.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent a Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

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Investing in Developed Countries Risk. Investment in a developed country issuer may subject a Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in services sectors is likely to have a negative impact on economies of certain developed countries, although individual developed country economies can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which a Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed

Prospectus – Additional Information About the Funds	45

countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

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United Kingdom Securities Risk. A Fund's exposure to issuers located in, or with economic ties to, the United Kingdom, could expose a Fund to risks associated with investments in the United Kingdom to a greater extent than more geographically diverse funds. Investments in United Kingdom issuers may subject a Fund to regulatory, political, currency, security, and economic risks specific to the United Kingdom. The United Kingdom has one of the largest economies in Europe, and the United States and other European countries are substantial trading partners of the United Kingdom. As a result, the United Kingdom economy may be impacted by changes to the economic condition of the United States and other European countries. The United Kingdom's economy relies heavily on the export of financial services to the United States and other European countries. A prolonged slowdown in the financial services sector may have a negative impact on the United Kingdom's economy. The United Kingdom economy, along with certain other European Union economies, experienced a significant economic slowdown during the recent financial crisis; certain United Kingdom financial institutions suffered significant losses, were severely under-capitalized and required government intervention to survive. In the past, the United Kingdom has been a target of terrorism. Acts of terrorism in the United Kingdom or against United Kingdom interests may cause uncertainty in the United Kingdom's financial markets and adversely affect the performance of the issuers to which a Fund has exposure.

On June 23, 2016, the United Kingdom voted via referendum to leave the European Union, commonly referred to as Brexit, which immediately led to significant market volatility around the world, as well as political, economic, and legal uncertainty. On January 31, 2020, the United Kingdom left the Union and on this date the United Kingdom entered into a transition period scheduled to end on December 31, 2020. There is still considerable uncertainty relating to the potential consequences of the exit, including with respect to the negotiations of new trade agreements during the transition period, whether Brexit will have a negative impact on the United Kingdom or the broader global economy or the value of the British pound, and whether the United Kingdom's exit will increase the likelihood of other countries also departing the European Union. Although a sub-advisor intends to hedge a Fund's assets back to the US dollar, the depreciation of the British pound sterling and/or the Euro in relation to the US dollar as a result of Brexit would adversely affect a Fund's investments denominated in British pound sterling or Euros that are not fully hedged regardless of the performance of the underlying issuer. United Kingdom businesses are increasingly preparing for a disorderly Brexit as there is a risk trade negotiations between the United Kingdom and the European Union may not be completed by the end of the transition period or the outcomes are undesirable. During this period of uncertainty, the negative impact on not only the United Kingdom and European economies, but also the broader global economy, could be significant, potentially resulting in increased volatility in exchange rates and interest rates, illiquidity, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. The United Kingdom may be less stable than it has been in recent years, and investments in the United Kingdom may be difficult to value, or subject to greater or more frequent rises and falls in value. Brexit could adversely affect European or worldwide political, regulatory, economic or market conditions and could contribute to instability in global political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the United Kingdom and European Union is defined and the United Kingdom determines which European Union laws to replace or replicate. Any further exits from the European Union, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties. Any of these effects of Brexit could adversely affect any of the companies to which a Fund has exposure and any other assets that a Fund invests in.

Foreign Currency Forward Contracts Risk

Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Forward Contracts Risk

There may at times be an imperfect correlation between the price of a forward contract and the underlying security, index or currency, which may increase the volatility of a Fund. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor. Forward currency transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Futures Contracts Risk

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of a Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that a Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When a Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If a Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Hedging Risk

A Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that a Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on a sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of a Fund's hedging strategies will depend on a sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of a sub-advisor's judgments concerning the hedging positions to be acquired by a Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to a Fund. In addition, a sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. A Fund may not, in general, attempt to hedge all market or other risks inherent in a Fund's investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of a Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. If a Fund uses a hedging instrument at the wrong time

46	Prospectus – Additional Information About the Funds

or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce a Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent a Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments.

Interest Rate Risk

Investments in investment-grade and non-investment grade fixed income securities that are influenced by interest rates are subject to interest rate risk. The value of a Fund's fixed income investments typically will fall when interest rates rise. A Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of eight years, a 1% increase in interest rates could be expected to result in an 8% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised and lowered the federal funds rate several times since December 2015 and may increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to a Fund. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. To the extent a Fund holds an investment with a negative interest rate to maturity, a Fund would generate a negative return on that investment.

Investment Risk

An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. A Fund should not be relied upon as a complete investment program. The share price of a Fund fluctuates, which means that when you sell your shares of a Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in a Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

LIBOR Risk

Certain of the instruments identified in a Fund's principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a "Reference Rate"). In June 2017, the Alternative Reference Rates Committee, a group of large U.S. banks working with the Federal Reserve, announced its selection of a new SOFR, which is intended to be a broad measure of overnight U.S. Treasury repurchase agreement rates, as an appropriate replacement for U.S. dollar LIBOR. The Federal Reserve Bank of New York began publishing the SOFR in 2018, with the expectation that it could be used on a voluntary basis in new instruments and transactions. Bank working groups and regulators in other countries have suggested other alternatives for their markets to replace sterling LIBOR. On July 27, 2017, the Chief Executive of the FCA, which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR and certain other Reference Rates after 2021. Such announcement indicates that the continuation of LIBOR and other Reference Rates on the current basis cannot and will not be guaranteed after 2021. This announcement and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

In advance of 2021, regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, prior to 2021, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to a Fund. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. In addition, any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund's performance and/or NAV.

Liquidity Risk

When there is little or no active trading market for specific types of securities, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult or impossible to purchase or sell at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. An inability to sell a portfolio position can adversely affect a Fund's NAV or prevent a Fund from being able to take advantage of other investment opportunities. A Fund could lose money if it is unable to dispose of an investment at a time that is most beneficial to a Fund. Redemptions by a few large investors in a Fund at such times may have a significant adverse effect on a Fund's NAV per share and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect a Fund's ability to buy or sell debt securities and increase the related volatility and trading costs. A Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs. For example, liquidity risk may be magnified in rising interest rate environments due to higher than normal redemption rates. Judgment plays a greater role in pricing illiquid investments than in investments with more active markets.

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Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom's departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of a Fund's investments in the United Kingdom and Europe.

Market Timing Risk

Because a Fund invests in foreign securities, or has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in a Fund, including (i) the dilution of a Fund's NAV, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which a Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. A Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, which is typically prior to a Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before a Fund prices its shares. In such instances, a Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in a Fund to take advantage of any price differentials that may be reflected in the NAV of a Fund's shares. While the Manager monitors trading in a Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Mortgage Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate a Fund's assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of a Fund's assets. To a significant extent, a Fund's performance will depend on the success of the Manager in allocating a Fund's assets to sub-advisors and its selection and oversight of the sub-advisors. The sub-advisors' investment styles may not work together as planned, which could adversely affect the performance of a Fund. Because each sub-advisor manages its allocated portion of a Fund independently from another sub-advisor, the same security may be held in different portions of a Fund, or may be acquired for one portion of a Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the

48	Prospectus – Additional Information About the Funds

security from that other portion, resulting in higher expenses without accomplishing any net result in a Fund's holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of a Fund. Because each sub-advisor directs the trading for its own portion of a Fund, and does not aggregate its transactions with those of the other sub-advisors, a Fund may incur higher brokerage costs than would be the case if a single sub-advisor were managing the entire Fund. In addition, while the Manager seeks to allocate a Fund's assets among a Fund's sub-advisors in a manner that it believes is consistent with achieving a Fund's investment objective(s), the Manager may be subject to potential conflicts of interest in allocating a Fund's assets among sub-advisors, due to factors that could impact the Manager's revenues and profits.

Other Investment Companies Risk

To the extent that a Fund invests in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund's direct fees and expenses. A Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund's investment may decline, adversely affecting a Fund's performance. To the extent a Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. A Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security's expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security's price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security's effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Quantitative Strategy Risk

The success of a Fund's investment strategy may depend in part on the effectiveness of a sub-advisor's quantitative tools for screening securities. Securities selected using quantitative analysis can react differently to issuer, political, market, and economic developments than the market as a whole or securities selected using only fundamental analysis, which could adversely affect their value. A sub-advisor's quantitative tools may use factors that may not be predictive of a security's value and any changes over time in the factors that affect a security's value may not be reflected in the quantitative model. A sub-advisor's stock selection can be adversely affected if it relies on insufficient, erroneous or outdated data or flawed models or computer systems.

Redemption Risk

A Fund may experience periods of heavy redemptions that could cause a Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in a Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed income securities, may result in decreased liquidity and increased volatility in the fixed income markets, and heightened redemption risk. Additionally, during periods of heavy redemptions, a Fund may borrow funds through the interfund credit facility, or from a bank line of credit, which may increase costs. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt a Fund's performance. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause a Fund to have to distribute substantial capital gains.

Sector Risk

Sector risk is the risk associated with a Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent a Fund has substantial holdings within a particular sector, the risks to a Fund associated with that sector increase. In addition, when a Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if a Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. A Fund's performance could also be affected if the sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

Financial Services Sector Risk. To the extent a Fund invests in the financial services sector, the value of a Fund's shares may be particularly vulnerable to factors affecting that sector, such as the availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, extensive government regulation and price competition, among other factors. The value of a Fund's shares could experience significantly greater volatility than investment companies investing more broadly.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund's securities lending agent may indemnify a Fund against that risk. There is a risk that the assets of a Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to a Fund. Borrowers of a Fund's securities may provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to a Fund before an ex-dividend date, the payment in lieu of the dividend that a Fund receives from the securities' borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as "qualified dividend income" (as described under "Distributions and Taxes – Taxes" below).

Prospectus – Additional Information About the Funds	49

Securities Selection Risk

Securities selected by a sub-advisor or the manager for a Fund may decline substantially in value or may not perform to expectations. The portfolio managers' judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated. It may not be possible to predict, or to hedge against, a widening in the yield spread of the securities selected by a sub-advisor. This could result in a Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, a Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of a Fund's assets may, in some circumstances, limit a Fund's ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit a Fund's ability to pursue other opportunities as they arise.

Small-Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger-capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of a Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Socially Responsible Investing Risk

A Fund's incorporation of environmental, social and/or governance ("ESG") considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. The Fund's socially responsible investment process may also affect the Fund's exposure to certain sectors or types of investments, which may impact a Fund's relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. Securities of companies with ESG practices may shift into and out of favor depending on market and economic conditions, and a Fund's performance may at times be better or worse than the performance of funds that do not use ESG or sustainability criteria.

A Fund's portfolio managers are dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for a Fund may differ from processes employed for other funds.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to a Fund. Investments in securities issued by government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the GNMA; (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent a Fund holds securities of such issuer, it might not be able to recover its investment from the U.S. Government. U.S. Government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk.

U.S. Treasury Obligations Risk

Securities issued or guaranteed by the U.S. Treasury are backed by the "full faith and credit" of the United States; however, the U.S. government guarantees the securities only as to the timely payment of interest and principal when held to maturity, and the market prices of such securities may fluctuate. The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund's investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline. Because U.S. Treasury securities trade actively outside the United States, their prices may also rise and fall as changes in global economic conditions affect the demand for these securities.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While a Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, a Fund may produce more modest gains as a trade-off for this potentially lower risk. A Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

50	Prospectus – Additional Information About the Funds

Variable and Floating Rate Securities Risk

The coupons on variable and floating rate securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, LIBOR or a Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically should decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective than fixed rate securities at locking in a particular yield and may be subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

Additional Information About Performance Benchmarks

The annual total return of each Fund is compared to a broad-based market index. Set forth below is additional information regarding the index and composite, if applicable, to which each Fund's performance is compared.

American Beacon Balanced Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index.  To reflect the Fund's allocation of its assets between investment grade fixed income securities and equity securities, the Fund's performance is also compared to the Balanced Composite Index, which combines the returns of the Russell 1000® Value Index and the Bloomberg Barclays US Aggregate Bond Index in a 60%/40% proportion.

■

Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

■

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

American Beacon Garcia Hamilton Quality Bond Fund

Market Index

The Fund's performance is compared to the Bloomberg Barclays US Aggregate Bond Index. Set forth below is additional information regarding the index to which the Fund's performance is compared.

■

The Bloomberg Barclays US Aggregate Bond Index is a broad-based benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes components for Treasuries, government-related and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

American Beacon International Equity Fund

Market Index

The Fund's performance is compared to the MSCI® EAFE Index.

■

The MSCI EAFE Index is designed to represent the performance of large- and mid-capitalization securities across 21 developed markets countries, including countries in Europe, Australasia and the Far East, and excluding the U.S. and Canada. It covers approximately 85% of the free float-adjusted market capitalization in each country.

American Beacon Large Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 1000® Value Index.

■

Russell 1000 Value Index is a registered trademark of Frank Russell Company. The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.

American Beacon Mid-Cap Value Fund

Market Index

The Fund's performance is compared to the Russell Midcap Value® Index.

■

The Russell Midcap Value Index is an unmanaged index of those stocks in the Russell Midcap® Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index. Russell Midcap Index, Russell Midcap Value Index and Russell 1000 Index are registered trademarks of Frank Russell Company.

American Beacon Small Cap Value Fund

Market Index

The Fund's performance is compared to the Russell 2000® Value Index.

■

The Russell 2000® Value Index is a registered trademark of Frank Russell Company. The Russell 2000® Value Index is an unmanaged index of those stocks in the Russell 2000® Index with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index is an unmanaged index comprised of approximately 2,000 smaller-capitalization stocks.

Notices Regarding Index Data

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Prospectus – Additional Information About the Funds	51

American Beacon Funds is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investment Group ("Russell"). Russell is not responsible for and has not reviewed the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes. Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based. RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES. RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES. RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Funds. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Investment Advisers Act. The Manager is not registered as a CPO with respect to the Funds in this Prospectus in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swaps Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exclusion in CFTC Regulation 4.5. In addition, on behalf of the Funds, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

For the fiscal year ended October 31, 2019, each Fund identified below paid aggregate management fees to the Manager and investment advisory fees to its sub-advisor(s) as a percentage of each Fund's average daily net assets, net of waivers and recoupments of the management fees and sub-advisor fees, as follows:

American Beacon Fund	Aggregate Management and Investment Advisory Fees
Balanced	0.53%
Garcia Hamilton Quality Bond	0.34%
International Equity	0.61%
Large Cap Value	0.55%
Mid-Cap Value	0.76%
Small Cap Value	0.73%

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Funds to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this prospectus, each Fund, except for the Garcia Hamilton Quality Bond Fund, intends to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Funds and the Manager and the Investment Advisory Agreements among the Trust, on behalf of the Funds, each sub-advisor and the Manager is available in the Funds' Annual Report for the fiscal year ended October 31, 2019.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following Funds and share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class' average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through February 28, 2021 as follows:

Contractual Expense Limitations

American Beacon Fund	Y Class	R6 Class	R5 Class	Investor Class
American Beacon Garcia Hamilton Quality Bond Fund	0.55%	0.41%	0.45%	0.83%
American Beacon International Equity Fund		0.69%
American Beacon Large Cap Value Fund		0.59%
American Beacon Mid-Cap Value Fund		0.87%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board. The Manager will itself waive fees and/or reimburse expenses of a Fund to maintain the contractual expense ratio caps for each class of shares. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek

52	Prospectus – Fund Management

repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The American Beacon team members, except for Samuel Silver and Erin Higginbotham, discussed below are jointly and primarily responsible for the day-to-day management oversight of the sub-advisors, including reviewing the sub-advisors' performance, allocating the Fund's assets among the sub-advisors and the Manager, as applicable, and investing the portion of Fund assets that the sub-advisors determine should be allocated to short-term investments. Mr. Silver and Ms. Higginbotham are jointly and primarily responsible for the day-to-day management of the fixed income portion of the Balanced Fund allocated to the Manager.

American Beacon Funds	Team Members
Balanced	Kirk L. Brown, Paul B. Cavazos, Erin Higginbotham, Mark M. Michel, Gene L. Needles, Jr., Samuel Silver
International Equity and Large Cap Value	Kirk L. Brown, Paul B. Cavazos, Mark M. Michel, Gene L. Needles, Jr.
Mid-Cap Value and Small Cap Value	Cynthia M. Thatcher, Paul B. Cavazos, Gene L. Needles, Jr, Colin J. Hamer

Kirk L. Brown is Senior Portfolio Manager, and has served on the portfolio management team since February 1994. Mr. Brown is a CFA® charterholder.

Paul B. Cavazos is Chief Investment Officer and joined the Manager and has served on the portfolio management team since 2016. Prior to joining the Manager, Mr. Cavazos was Chief Investment Officer and Assistant Treasurer of DTE Energy from 2007 to 2016.

Colin J. Hamer is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Hamer has served on the asset management team since January 2015, is a CFA® charterholder, and has earned the CAIA designation. Prior to joining the Manager, Mr. Hamer worked at Fidelity Investments in various investment-related roles from 2008 to 2014.

Ms. Higginbotham has served as Senior Portfolio Manager to the American Beacon Balanced Fund since February 2011. She has responsibility for credit and relative value analysis of corporate bonds. Ms. Higginbotham managed cash and money market portfolios at American Beacon Advisors and has been a Portfolio Manager since April 2003 and became a Senior Portfolio Manager in April 2005. Ms. Higginbotham is a CFA® charterholder.

Mark M. Michel is Associate Portfolio Manager, and has served on the portfolio management team since 2018. Mr. Michel has served on the asset management team since February 2016. Prior to joining the Manager, Mr. Michel worked at JPMorgan as a senior portfolio analyst from 2013 to 2016. Mr. Michel is a CFA® charterholder and member of the CFA Institute and the CFA Society of Dallas/Fort Worth.
Gene L. Needles, Jr. has served as Chief Executive Officer of the Manager since April 2009, President of the Manager from 2009 to 2018, and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009 and President and CEO of AIM Distributors from 2004 to 2007.

Samuel Silver oversees the team responsible for the portfolio management of a portion of the fixed income assets of the American Beacon Balanced Fund. Mr. Silver has been with the Manager since September 1999 and has served as Vice President, Fixed Income Investments since October 2011. Prior to October 2011, Mr. Silver was a Senior Portfolio Manager, Fixed Income Investments.

Cynthia M. Thatcher is Portfolio Manager, and became a member of the portfolio management team upon joining the Manager in December 1999. Prior to joining the firm Ms. Thatcher worked at Merrill Lynch, Pierce, Fenner and Smith as a Financial Consultant. Ms. Thatcher is a CFA® charterholder and member of the CFA Institute and the CFA Society of Dallas/Fort Worth

Messrs. Cavazos and Needles are responsible for recommending sub-advisors to the Fund's Board of Trustees. Messrs. Brown, Hamer, and Michel, and Ms. Thatcher oversee the sub-advisors, review the sub-advisors' performance and allocate the Fund's assets among the sub-advisors, as applicable.

The Funds' SAI provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Funds they manage and their compensation.

The Sub-Advisors

Set forth below is a brief description of each sub-advisor and the portfolio managers who are jointly and primarily responsible for the day-to-day management of the sub-advisor's allocation of a Fund. The SAI provides additional information about the portfolio managers, including other accounts they manage, their ownership in the Funds they manage and their compensation.

All other assets of a corporate client of the Manager, its affiliates and employee retirement plans under management by each respective sub-advisor (except assets managed by Barrow under the HALO Bond Program), where applicable, may be considered when calculating the fees for each sub-advisor. Including these assets may lower the investment advisory fees for each applicable Fund.

American Century Investment Management, Inc. ("American Century"), 4500 Main Street, Kansas City, Missouri 64111, is a registered investment advisor and a wholly-owned subsidiary of American Century Companies, Inc. ("ACC"). ACC is a privately controlled company and the parent to a related group of subsidiaries involved in the management and distribution of investment products, collectively referred to as American Century Investments. Nearly all of the firm's revenue is derived from investment management related activities, with minor ancillary revenues derived from rental income on office space that American Century Investments owns. As of November 30, 2019, American Century had approximately $174.2 billion in assets under management.

American Century serves as a sub-advisor to the American Beacon International Equity Fund. The following individuals are jointly and primarily responsible for the day-to-day management of a portion of the Fund's portfolio.

Alvin Polit, Senior Portfolio Manager, Vice President, is a member of the team of investment professionals managing a portion of the Fund's portfolio. He joined American Century in 2017. Previously, he was a partner, senior portfolio manager, and board member at Lombardia Capital Partners. He earned a bachelor's degree in finance and international business from New York University and is a CFA® charterholder and member of the CFA Institute.

Jonathan Veiga, Portfolio Manager, Senior Investment Analyst, is a member of the team of investment professionals managing a portion of the Fund's portfolio. He joined American Century in 2017. Previously, he was a research analyst at Lombardia Capital Partners. He holds a bachelor's degree in business administration from the University of Southern California. He is a CFA® charterholder and member of the CFA Institute and the CFA Society of Los Angeles.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (''Barrow''), 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, is a professional investment counseling firm that has been providing investment advisory services since 1979. The firm is an indirect subsidiary of BrightSphere Investment Group Inc., a

Prospectus – Fund Management	53

public company listed on the New York Stock Exchange (Ticker: BSIG). As of December 31, 2019, Barrow had discretionary investment management authority with respect to approximately $51.7 billion of assets, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Barrow serves as a sub-advisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund. Barrow manages client assets on a team basis for their equity and fixed income strategies. The members of the team for each American Beacon Fund are listed below.

Name and Title of Portfolio Managers	Length of Service to Fund	Business Experience Past 5 Years
Balanced & Large Cap Value
James P. Barrow Portfolio Manager/Founding Director	Since Inception (1987)	Portfolio Manager/Barrow
Mark Giambrone Portfolio Manager/Managing Director	Since 2015	Portfolio Manager/Barrow
Mid-Cap Value Fund
Mark Giambrone Portfolio Manager/Managing Director	Since Inception (2004)	Portfolio Manager/Barrow
Terry L. Pelzel Portfolio Manager/Director	Since 2018	Portfolio Manager/Barrow
Small Cap Value Fund
James S. McClure Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
John P. Harloe Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Coleman Hubbard Portfolio Manager/Director	Since 2020	Portfolio Manager/Barrow
Balanced Fund
J. Scott McDonald Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Mark C. Luchsinger Portfolio Manager/Managing Director Co-Head of Fixed Income	Since 1998	Portfolio Manager/Barrow
Deborah A. Petruzzelli Portfolio Manager/Managing Director	Since 2003	Portfolio Manager/Barrow
Rahul Bapna Portfolio Manager/Managing Director	Since 2019	Portfolio Manager/Barrow

All of Barrow's equity portfolio managers and analysts work as a team for the purposes of generating and researching investment ideas. Portfolio managers have broad research responsibilities, although they focus their efforts on particular sectors. Analysts have specific sector/industry assignments for more specialized, in-depth research.

Barrow manages its fixed income portion of the American Beacon Balanced Fund using a team approach, with investment strategy decisions resulting from a consensus of its fixed income professionals including senior portfolio managers and dedicated research analysts. All portfolio managers are generalists, but each also has specific responsibilities for strategic focus on particular aspects of the marketplace and the portfolio structure strategy. Fixed income research responsibilities are divided among the team members, each specializing in areas in which they have particular expertise and interest. Individual bond selection decisions are also consistently made across all portfolios having similar investment objectives.

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC ("Brandywine Global''), 1735 Market Street, Suite 1800, Philadelphia, PA 19103, is a professional investment advisory firm founded in 1986. Brandywine Global is a wholly owned subsidiary of Legg Mason, Inc. As of December 31, 2019, Brandywine Global had assets under management totaling approximately $76.2 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities.

Brandywine Global serves as a subadvisor to the American Beacon Small Cap Value Fund.

Henry F. Otto is the founder and co-lead portfolio manager of the Diversified Value Equity strategies. Prior to joining Brandywine Global in 1988, he was with Dimensional Fund Advisors, Inc., where he managed and traded small cap portfolios and developed computer systems to structure portfolios and analyze performance (1984-1987), and the Chicago Board of Trade as a financial economist developing financial-based futures and options (1982-1984). Mr. Otto is a member of the firm's Executive Board.

Steve M. Tonkovich is co-lead portfolio manager of the Diversified Value Equity strategies. He plays an integral role in the team's continual refinement of the Diversified Value Equity investment process and the firm's ongoing research into value investing. Prior to joining the firm in 1989, he was with the Wharton School of the University of Pennsylvania as a research analyst in the Finance Department (1987-1989) and the Moore School of Electrical Engineering of the University of Pennsylvania as a research assistant (1986-1987). He is a member of the firm's Executive Board.

CAUSEWAY CAPITAL MANAGEMENT LLC ("Causeway"), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, is an international and global equity investment management firm. Causeway began operations in June 2001. As of December 31, 2019, Causeway had approximately $53.2 billion in assets under management. Causeway serves as a sub-advisor to the American Beacon International Equity Fund.

Causeway's portion of the American Beacon International Equity Fund is managed by a team of portfolio managers comprised of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan P. Eng, Conor Muldoon, Alessandro Valentini, Ellen Lee, and Steven Nguyen.

54	Prospectus – Fund Management

Sarah H. Ketterer is the Chief Executive Officer. Ms. Ketterer co-founded Causeway in June 2001. Prior to that, she was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (‘'MLIM'') since 1996, where she was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Ms. Ketterer has co-managed the Fund since August 2001.

Harry W. Hartford is the President. Mr. Hartford co-founded Causeway in June 2001. Prior to that, he was with the Hotchkis and Wiley division of MLIM since 1996, where he was a Managing Director and co-head of the International and Global Value Equity Team in Los Angeles. Mr. Hartford has co-managed the Fund since August 2001.

James A. Doyle is a Director of Causeway and is responsible for research in the healthcare, technology, and telecommunication sectors. He joined the firm as a Director and Portfolio Manager in June 2001. Previously, Mr. Doyle was with the Hotchkis and Wiley division of MLIM since 1997, where he was a Vice President and the head of investment research for the International and Global Value Equity Team in Los Angeles. Mr. Doyle has co-managed the Fund since January 2006.

Jonathan P. Eng is a Director of Causeway and is responsible for research in the global consumer discretionary, and industrials sectors. Mr. Eng joined the firm as a Research Associate in July 2001 and became a Portfolio Manager and Director in 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of MLIM in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team. Mr. Eng has co-managed the Fund since January 2006.

Conor Muldoon is a Director of Causeway and is responsible for research in the global financials and materials sectors. Mr. Muldoon joined the firm in August 2003 as a Research Associate and became a Portfolio Manager in 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as liaison between institutional clients and investment managers within Fidelity. Mr. Muldoon has co-managed the Fund since 2010.

Alessandro Valentini is a Director of Causeway and is responsible for research in the global health care and financials sectors. Mr. Valentini joined the firm in July 2006 as a Research Associate and became a Portfolio Manager in 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management, where he conducted fundamental research for the International Value Fund and the Value Fund, focusing on the European telecommunication and Canadian oil sectors. From 2000 to 2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York. Mr. Valentini has co-managed the Fund since 2013.

Ellen Lee is a Director of Causeway and is responsible for research in the global consumer, utilities and energy sectors. Ms. Lee joined the firm in August 2007 as a Research Associate and became a Portfolio Manager in January 2015. During the summer of 2006, Ms. Lee interned at Tiger Asia, a long short equity hedge fund focused on China, Japan, and Korea. From 2001-2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, where she advised Korean corporates and multinational corporations. From 1999-2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong. Ms. Lee has co-managed the Fund since 2015.

Steven Nguyen is a Director and Fundamental Portfolio Manager of Causeway and is responsible for investment research in the energy, utilities and healthcare sectors. He joined the firm in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital. Mr. Nguyen earned a BA in Business Economics from Brown University and an MBA, with honors, from the UCLA Anderson School of Management. He is a CFA charterholder. Mr. Nguyen has co-managed the Fund since 2019.

FOUNDRY PARTNERS, LLC ("Foundry") 323 Washington Avenue North, Suite 360, Minneapolis, MN 55401, is an investment management company with assets under management of $2.7 billion as of December 31, 2019. Foundry was founded in 2013 and is a boutique asset management company that specializes in providing active management. Foundry purchased growth and value teams from ClearArc Capital, formerly Fifth Third Asset Management, and the small cap value team from Dreman Value Management, LLC ("Dreman"), a former sub-advisor to the Small Cap Value Fund. Foundry serves as a sub-advisor to the American Beacon Small Cap Value Fund.  The members of the team for the Fund are listed below.

Mark Roach has served as the Lead Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Roach has been with Foundry since 2016. Prior to joining Foundry, Mr. Roach was a Lead Portfolio Manager at Dreman from 2006 to 2016.

Mario Tufano has served as Associate Portfolio Manager for Foundry's portion of the American Beacon Small Cap Value Fund since 2010. Mr. Tufano has been with Foundry since 2016. Prior to joining Foundry, Mr. Tufano was an Associate Portfolio Manager at Dreman from 2007 to 2016.

GARCIA HAMILTON & ASSCOIATES, L.P. ("Garcia Hamilton"), 1401 McKinney Street, Suite 1600, Houston, Texas 77010, is an investment management company with assets under management of $15 billion as of December 31, 2019. Garcia Hamilton was founded in 1988 and offers high quality fixed income strategies for institutional investors. Its diversified client base includes public funds, jointly-trusteed plans, endowments and corporations.

Garcia Hamilton serves as sub-advisor to the American Beacon Garcia Hamilton Quality Bond Fund. Investment decisions for the Fund are based on decisions made by Garcia Hamilton's Investment Management Team. Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund's portfolio.

Gilbert Andrew Garcia, CFA, is a Managing Partner and Portfolio Manager and began working at Garcia Hamilton in 2002. His responsibilities include portfolio management and investment research.

Nancy Rodriguez is a Portfolio Manager and began working at Garcia Hamilton in 1998. Her responsibilities include portfolio management and investment research.

HILLCREST ASSET MANAGEMENT, LLC ("Hillcrest"), 2805 Dallas Parkway, Suite 250, Plano, TX 75093, is an investment management company with assets under management of $707.7 million as of December 31, 2019. Hillcrest provides portfolio management in small cap value, small cap core and midcap US equities. Hillcrest was founded in 2007 and is an independent, employee-controlled company which manages assets using Behavioral Finance techniques. Hillcrest serves as sub-advisor to the American Beacon Small Cap Value Fund. Hillcrest personnel primary responsible for managing the Fund are:

Brian R. Bruce, CEO and Chief Investment Officer.  Mr. Bruce has been with Hillcrest since its inception in July 2007 as the CEO and Chief Investment Officer and oversees all business and investment activities at the firm.

Brandon Troegle, CFA, Managing Director, Fundamental Analysis and Portfolio Manager. Mr. Troegle is a partner at Hillcrest and an analyst and portfolio manager focusing on the firm's security selection. Mr. Troegle has been with Hillcrest since its inception in July 2007.

Douglas Stark, CFA, Managing Director, Portfolio Management and Research. Mr. Stark is a partner at Hillcrest and focuses on the firm's research and portfolio management. Mr. Stark has been with Hillcrest since January 2008. Prior to joining Hillcrest, Mr. Stark was Partner, Senior Vice President, and Director of Research at Martingale Asset Management from 1996 to 2007.

Prospectus – Fund Management	55

HOTCHKIS AND WILEY CAPITAL MANAGEMENT, LLC ("Hotchkis"), 601 South Figueroa Street, 39th Floor, Los Angeles, California 90017-5439, is a professional investment management firm. The Advisor is a limited liability company, the primary members of which are HWCap Holdings, a limited liability company with members who are current and former employees of the Advisor, and Stephens-H&W, LLC, a limited liability company whose primary member is SF Holding Corp., which is a diversified holding company. The Advisor was organized as an investment advisor in 1980. Hotchkis had approximately $33.6 billion in investment company and other portfolio assets under management as of December 31, 2019.

Hotchkis serves as a subadvisor to the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and the American Beacon Small Cap Value Fund.

In addition to the Funds, Hotchkis manages institutional separate accounts and is the advisor and sub-advisor to other mutual funds. The investment process employed is the same for similar accounts, including the Funds and is team-based utilizing primarily in-house, fundamental research. The investment research staff is organized by industry and sector and supports all of the accounts managed in each of Hotchkis' investment strategies. Portfolio coordinators for each strategy ensure that the best thinking of the investment team is reflected in the ‘'target portfolios.'' Investment ideas for each Fund are generated by Hotchkis' investment team.

Although portions of the American Beacon Balanced Fund, American Beacon Large Cap Value Fund and American Beacon Small Cap Value Fund are managed by Hotchkis' investment team, Hotchkis has identified the portfolio managers with the most significant responsibility for Hotchkis' portion of each Fund's assets. This list does not include all members of the investment team.

Hotchkis Portfolio Managers for the American Beacon Balanced and American Beacon Large Cap Value Funds

George Davis, Judd Peters, Scott McBride, and Patricia McKenna participate in the investment research review and decision making process for the Funds. Mr. McBride, Mr. Peters and Mr. Davis coordinate the day-to-day management of the Funds:

Mr. Davis, Principal, Portfolio Manager and Chief Executive Officer, joined Hotchkis' investment team in 1988. Mr. Davis has been a Portfolio Manager since 1989 and Chief Executive Officer since 2001. In his role as portfolio manager, Mr. Davis plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of large cap fundamental value, large cap diversified value, mid cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into the capital goods and financials sectors. Prior to joining the firm, Mr. Davis was an assistant to the senior partner of RCM Capital Management. He began his career in equity research with internships at Cramer, Rosenthal & McGlynn and Fidelity Management & Research. Mr. Davis received his BA in Economics and History and MBA from Stanford University.

Mr. Peters, Portfolio Manager, joined Hotchkis' investment team in 1999 and has been a Portfolio Manager since 2003. In his role as portfolio manager, Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value, small cap diversified value and global value portfolios. He also provides expertise and insight into the capital goods, energy and technology sectors. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of an investment banking firm. Mr. Peters, a CFA® charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego.

Mr. McBride, Portfolio Manager, joined Hotchkis' investment team in 2001 and has been a Portfolio Manager since 2004. Mr. McBride, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995 and has been a Principal since 2001. In his role as portfolio manager, Mr. McBride plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of large cap fundamental value, large cap diversified value and global value portfolios. He also provides expertise and insight into the consumer, financials, healthcare and technology sectors. Prior to joining the firm, Mr. McBride was an associate consultant with Deloitte Consulting and worked as an investment marketing analyst with Fidelity Investments. Mr. McBride, a CFA® charterholder, received his BA in Economics from Georgetown University and MBA from Columbia University.

Ms. McKenna, Portfolio Manager, joined Hotchkis' investment team in 1995. In her role as portfolio manager, Ms. McKenna plays an integral part in the investment research review and decision-making process and represents the large cap fundamental value and large cap diversified value strategies to current and prospective clients. She also provides expertise and insight into the consumer and healthcare sectors. Prior to joining the firm, Ms. McKenna was an equity analyst at Trust Company of the West. Before entering the field of investment management, she worked for five years in corporate finance at Bankers Trust and then at Fieldstone Private Capital Group. Ms. McKenna began her career as a forensic accountant in 1983. Ms. McKenna has been employed with Hotchkis for 22 years. Ms. McKenna, a CFA® charterholder, received her BA in Economics with distinction from Stanford University and MBA from Harvard Business School.

Hotchkis Portfolio Managers for the American Beacon Small Cap Value Fund

David Green, Jim Miles, Judd Peters, and Ryan Thomes participate in the investment research review and decision-making process for the Fund and coordinate the day-to-day management of the Fund.

Mr. Green, Principal and Portfolio Manager, joined Hotchkis' investment team in 1997. In his role as portfolio manager, Mr. Green plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value and value opportunities portfolios, represents these strategies to current and prospective clients, as well as provides expertise and insight into Special Situations. Prior to joining the firm, Mr. Green worked as a senior equity analyst with Goldman Sachs Asset Management on the Broad Market Value team. Before joining Goldman Sachs, he worked as an equity analyst with Prudential Investment Corporation where he began his investment career in 1990. Mr. Green's investment experience is focused primarily on analysis of publicly traded equities. Mr. Green, a CFA® charterholder, received his BA in Economics with honors from the University of California, Berkeley and is a member of Phi Beta Kappa.

Mr. Miles, Principal and Portfolio Manager, joined Hotchkis' investment team in 1995. Hotchkis' investment team has managed Hotchkis' portion of the Fund since its inception in 1998. In his role as portfolio manager, Mr. Miles plays an integral part in the investment research review and decision-making process. He coordinates the day-to-day management of small cap value portfolios, represents all strategies to current and prospective clients, as well as provides expertise and insight into the consumer and technology sectors. Prior to joining the firm, Mr. Miles was a vice president in corporate finance at BT Securities Corporation, an affiliate of Bankers Trust. He specialized in lending to and arranging debt for highly leveraged companies. Mr. Miles received his BS in Mechanical Engineering and MS in Engineering from Stanford University and MBA from the University of California, Los Angeles.

Mr. Peters, Portfolio Manager, has 19 years of investment experience of which 17 are with Hotchkis. Mr. Peters led the effort to create the Small Cap Diversified Value strategy in 2005. Mr. Peters plays an integral part in the investment research review and decision-making process as well as coordinates the day-to-day management of the Small Cap Diversified Value portfolios. Prior to joining the firm, Mr. Peters was an analyst in the corporate finance department of Wedbush Morgan Securities. Mr. Peters, a CFA charterholder, received his BA in Mathematics and a BS in Biochemistry from University of California, San Diego. Mr. Peters is an equity owner of Hotchkis.

56	Prospectus – Fund Management

Mr. Thomes, Portfolio Manager, has 14 years of investment experience of which 9 are with Hotchkis. Mr. Thomes co-manages the Small Cap Diversified Value along with Mr. Peters. Prior to joining the firm, Mr. Thomes was a global equity senior research associate for Jeffrey Slocum and Associates. Mr. Thomes began his investment career as a research analyst at Berthel Schutter LLC. Mr. Thomes, a CFA charterholder, received his BS in Entrepreneurial Management and Finance from the University of Minnesota. Mr. Thomes is an equity owner of Hotchkis.

LAZARD ASSET MANAGEMENT LLC ("Lazard"), 30 Rockefeller Plaza, 55th floor, New York, New York 10112, an investment advisor, is a subsidiary of Lazard Frères & Co. LLC, a New York Limited Liability Company. Lazard and its affiliates provided investment management services to client discretionary accounts with assets totaling approximately $222.9 billion as of December 31, 2019, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Lazard serves as a sub-advisor to the American Beacon International Equity Fund.

The following individuals comprise Lazard's International Equity management team, which is responsible for the day-to-day management of a portion of the American Beacon International Equity Fund. Responsibility is shared equally among each member of the team.

John R. Reinsberg is a Deputy Chairman of Lazard with responsibility for international and global strategies. He is also Portfolio Manager/Analyst on the Global Equity and International Equity portfolio teams. He joined Lazard in 1992 and began working in the investment field in 1981. Mr. Reinsberg has co-managed Lazard's portion of the Fund since March 1999.

Michael A. Bennett is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He joined Lazard in 1992 and has worked in the investment field since 1986. Mr. Bennett has co-managed Lazard's portion of the Fund since May 2003.

Michael G. Fry is a Managing Director and Portfolio Manager/Analyst on various international equity teams. From 1995 to 2005, Mr. Fry held several positions at UBS Global Asset Management, including Lead Portfolio Manager and Head of Global Equity Portfolio Management, Global Head of Equity Research and Head of Australian Equities. He joined Lazard in 2005 and has worked in the investment field since 1981. He has co-managed Lazard's portion of the Fund since November 2005.

Michael S. Powers is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. He began working in the investment field in 1990 when he joined Lazard and has co-managed Lazard's portion of the Fund since May 2003.

Kevin J. Matthews is a Managing Director of Lazard and a Portfolio Manager/Analyst on various international equity teams. Prior to joining the investment teams, he was a Research Analyst from 2001 to 2010 with a background in financials, automotive, aerospace, and capital goods sectors. He joined Lazard in 2001 and has co-managed Lazard's portion of the Fund since 2013.

Giles Edwards is a Portfolio Manager/Analyst on various international equity teams as of January 2020. Prior to joining the investment teams, he was a Research Analyst with a background in media, automotive, and services. Prior to joining Lazard in 2008, Giles was a Management Accountant at BSkyB, completing his CIMA qualifications. He has a BA (Hons) in Politics and Economics from the University of Newcastle upon Tyne.

MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS"), 111 Huntington Avenue, Boston, MA 02199, is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). MFS and its predecessor organizations have a history of money management dating from 1924. As of December 31, 2019, net assets under management of the MFS organization were approximately $527.4 billion, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. MFS serves as a sub-advisor to the American Beacon Large Cap Value Fund, and Steven Gorham, Nevin Chitkara and Katherine Cannan co-manage MFS' Large Cap Value Equity strategy of the Fund.

Mr. Gorham is an Investment Officer of MFS and has been employed in the investment area of MFS since 1992.

Ms. Cannan is an Investment Officer of MFS and has been employed in the investment area of MFS since 2013.

Mr. Chitkara is an Investment Officer of MFS and has been employed in the investment area of MFS since 1997.

MELLON INVESTMENTS CORPORATION ("Mellon"), One Boston Place, Boston, Massachusetts 02108, is a subsidiary of The Bank of New York Mellon Corporation. Assets under management as of December 31, 2019 were $545.2 billion. Certain of the assets managed by Mellon are managed as dual officers of affiliated entities. Mellon serves as a sub-advisor to the American Beacon Small Cap Value Fund.

Mellon Portfolio Managers for the American Beacon Small Cap Value Fund

Joseph M. Corrado, Senior Managing Director, is the lead portfolio manager for the US Small Cap Value Equity strategy for Mellon and he oversees the US Small Cap Value team. Mr. Corrado joined Mellon in 1986.

Edward R. Walter, Managing Director, has served as US Small Cap Value Equity portfolio manager for Mellon since May 2004. Prior to becoming a portfolio manager, Mr. Walter served as research analyst, and he continues to fulfill certain research responsibilities in conjunction with his portfolio management duties. Mr. Walter focuses on the Health Care, Technology, and Industrial sectors.

Mr. Corrado and Mr. Walter have managed a portion of the American Beacon Small Cap Value Fund since September 2004.

PZENA INVESTMENT MANAGEMENT, LLC ("Pzena"),320 Park Avenue 8th Floor, New York, New York 10022, is a majority employee-owned investment management firm founded in 1995. As of December 31, 2019, Pzena had assets of approximately $41.2 billion under management, including assets of a corporate client of the Manager and its subsidiaries and affiliated entities. Pzena serves as a sub-advisor to the American Beacon Mid-Cap Value Fund. Investment decisions for the portion of the American Beacon Mid-Cap Value Fund sub-advised by Pzena are made by a three person investment team. The team consists of Richard S. Pzena, Ben Silver and John Flynn. Each member has equal weight in determining how research findings are translated into an earnings model. Further, all decisions require unanimous consent of the three individuals. Should one of the members become unavailable for either planned or unplanned reasons, the remaining members would continue the process.

Richard Pzena is Founder, Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm's Executive Committee. Mr. Pzena is the architect of the firm's investment strategy and conceived and developed the firm's proprietary screening model. He serves as co-portfolio manager for the U.S. Large Cap and Mid Cap strategies, Focused Value, and U.S. Best Ideas. Mr. Pzena began the firm in 1995. Prior to forming Pzena Investment Management, Mr. Pzena was the Director of U.S. Equity Investments and Chief Research Officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from The Wharton School of the University of Pennsylvania.

John Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Flynn became a member of the firm in 2005. Prior to Joining Pzena Investment Management, Mr. Flynn was

Prospectus – Fund Management	57

an associate at Weston Presidio, a middle-market private equity Investment firm. He earned a B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

Ben Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap, and Global strategies, along with the Focused Value and Small Cap Focused Value services. Mr. Silver became a member of the firm in 2001. Prior to Joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value-based equity hedge fund, and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation. Mr. Silver joined the portfolio management team of the Mid-Cap Value Fund in 2017.

WEDGE CAPITAL MANAGEMENT, L.L.P. ("WEDGE"), 301 South College Street, Suite 3800, Charlotte, NC 28202, is an investment management company with assets under management of $11.3 billion as of December 31, 2019. WEDGE was founded in 1984, in Charlotte, North Carolina by a group of investment professionals who had previously managed the common trust funds of a nationally oriented bank. Initially, venture capital funding was provided by the WEDGE International Group of Houston, Texas. In 1989, the firm's founders purchased the venture capital position and WEDGE has been independently owned since that time. The firm is currently owned and operated by eight active General Partners. WEDGE has served as a sub-advisor to the American Beacon Mid-Cap Value Fund and the following individuals have served as portfolio managers to the American Beacon Mid-Cap Value Fund since 2015.

John Carr, General Partner, has twenty-six years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Carr was a Partner and Senior Vice President at Callan Associates where he managed the southern region from the Atlanta office from 2006 to 2011. He has former portfolio management experience with INVESCO Institutional and Trusco Capital Management.

Brian Pratt, CFA, General Partner, has twelve years of investment experience and is responsible for mid-cap equity research. Prior to joining WEDGE in 2007, Mr. Pratt worked as a litigation consultant with Tucker Alan and Navigant Consulting, providing financial and accounting advisory services in large commercial disputes. He is a member of the firm's Investment Policy Committee.

Michael D. Ritzer, CFA, General Partner, has fourteen years of investment experience and is responsible for mid cap equity research. Prior to joining WEDGE in 2010, Mike was a Senior Analyst at Freestyle Fund Services Company in New York, NY. He was formerly an Investment Banking Analyst for Jefferies & Company. Mike received his Bachelor of Science in Commerce degree with a concentration in Finance and a second major in English from the McIntire School of Commerce at the University of Virginia. He received his Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. Mike is a member of the firm's Investment Policy Committee.

Richard Wells, General Partner, has thirty-six years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2011, Mr. Wells was a Partner and Director of National Sales with DePrince, Race & Zollo, Inc., in Winter Park, Florida from 1998 to 2011. He was formerly associated with PaineWebber, Incorporated, Salomon Brothers, and the First Boston Company.

Valuation of Shares

The price of each Fund's shares is based on its NAV. Each Fund's NAV per share is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of a Fund's shares is determined based on a pro rata allocation of a Fund's investment income, expenses and total capital gains and losses. A Fund's NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (‘‘NYSE''), which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, a Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when: (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV per share, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests. In addition, the Funds may invest in illiquid securities requiring these procedures.

The American Beacon International Equity Fund often fair values securities as a result of significant events occurring after the close of the foreign markets in which this Fund invests. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. In addition, the Funds may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Funds' fair valuation procedures. If any significant

58	Prospectus – Fund Management

discrepancies are found, the Manager may adjust the Funds' fair valuation procedures. You may view a Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ''Quick Links'' and then ''Daily NAVs.''

About Your Investment

Choosing Your Share Class

Each Fund offers various classes of shares. Each share class of a Fund represents an investment in the same portfolio of securities for that Fund, but each class has its own expense structure and combination of purchase restrictions, sales charges, and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

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How long you expect to own the shares;

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How much you intend to invest;

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Total expenses associated with owning shares of each class;

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Whether you qualify for any reduction or waiver of sales charges;

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Whether you plan to take any distributions in the near future; and

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Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

A Class Charges and Waivers

The table below shows the amount of sales charges you will pay on purchases of A Class shares of the Funds both as a percentage of offering price and as a percentage of the amount you invest. The sales charge differs depending upon the amount you invest and may be reduced or eliminated for larger purchases as indicated below. If you invest more, the sales charge will be lower.

Any applicable sales charge will be deducted directly from your investment. Because of rounding of the calculation in determining the sales charges, you may pay more or less than what is shown in the table below. Shares acquired through reinvestment of dividends or other distributions are not subject to a front-end sales charge. You may qualify for a reduced sales charge or the sales charge may be waived as described below in ‘‘A Class Sales Charge Reductions and Waivers.''

A Class Shares

Amount of Sale/Account Value	As a % of Offering Price	As a % of Investment	Dealer Commission as a % of Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.75%	3.90%	3.00%
$250,000 but less than $500,000	2.75%	2.83%	2.05%
$500,000 but less than $1 million	2.00%	2.04%	1.50%
$1 million and above	0.00%	0.00%†	‡

† No initial sales charge applies on purchases of $1,000,000 or more. A CDSC of 0.50% of the offering price will be charged on purchases of $1,000,000 or more that are redeemed in whole or in part within eighteen (18) months of purchase.

‡ See ‘‘Dealer Concessions on A Class Purchases Without a Front-End Sales Charge''.

The Distributor retains any portion of the commissions that are not paid to financial intermediaries to solely pay distribution-related expenses.

A Class Sales Charge Reductions and Waivers

A shareholder may qualify for a waiver or reduction in sales charges under certain circumstances. To receive a waiver or reduction in your A Class sales charge, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of purchase. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a reduction, you may not receive a sales charge discount to which you are otherwise entitled.

Waiver of Sales Charges

There is no sales charge if you invest $1 million or more in A Class shares of the Funds.

Sales charges also may be waived for certain shareholders or transactions, such as:

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The Manager or its affiliates;

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Present and former directors, trustees, officers, employees of the Manager, the Manager's parent company, and the American Beacon Funds (and their ‘‘immediate family'' as defined in the SAI), and retirement plans established by them for their employees;

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Registered representatives or employees of intermediaries that have selling agreement with the Funds;

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Shares acquired through merger or acquisition;

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Insurance company separate accounts;

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Employer-sponsored retirement plans;

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Dividend reinvestment programs;

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Purchases through certain fee-based programs under which investors pay advisory fees that may be offered through selected registered investment advisers, broker-dealers, and other financial intermediaries;

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Shareholders that purchase a Fund through a financial intermediary that offers our A Class shares uniformly on a ‘‘no load'' (or reduced load) basis to you and all similarly situated customers of the intermediary in accordance with the intermediary's prescribed fee schedule for purchases of fund shares;

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Mutual fund shares exchanged from an existing position in the same fund as part of a share class conversion instituted by an intermediary; and

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Reinvestment of proceeds within 90 days of a redemption from A Class account (see Redemption Policies for more information).

Prospectus – About Your Investment	59

The availability of A Class shares sales charge waivers may depend upon the policies, procedures, and trading platform of your financial intermediary.

Reduced Sales Charges

Under a ‘‘Rights of Accumulation Program,'' a ‘‘Letter of Intent'' or through ‘‘Concurrent Purchases'' you may be eligible to buy A Class shares of the Funds at the reduced sales charge rates that would apply to a larger purchase. Each Fund reserves the right to modify or to cease offering these programs at any time.

This information is available, free of charge, on the Funds' website, www.americanbeaconfunds.com or call (800) 658-5811 or consult with your financial advisor.

Dealer Concessions on A Class Purchases Without a Front-End Sales Charge

Brokers who initiate and are responsible for purchases of $1,000,000 or more of A Class shares of a Fund may receive a dealer concession from the Funds' Distributor of 0.50% of the offering price. If a client or broker is unable to provide account verification on purchases of $1,000,000 or more, the dealer concession will be forfeited by the broker and front-end sales loads will apply. Dealer concessions will not be paid on shares purchased by exchange or shares that were previously subject to a front-end sales charge or dealer concession. Dealer concessions will be paid only on eligible purchases where the applicability of the CDSC can be monitored. Purchases eligible for sales charge waivers as described under ‘‘A Class Sales Charge Reductions and Waivers'' are not eligible for dealer concessions on purchases of $1,000,000 or more.

Rights of Accumulation Program

Under the Rights of Accumulation Program, you may qualify for a reduced sales charge for A Class shares by aggregating all of your investments held in certain accounts (‘'Qualified Accounts''). The following Qualified Accounts holding any share class of the American Beacon Funds may be grouped together to qualify for the reduced sales charge under the Rights of Accumulation Program or Letter of Intent:

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Accounts owned by you, your spouse or your minor children under the age of 21, including trust or other fiduciary accounts in which you, your spouse or your minor children are the beneficiary;

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UTMA/UGMA;

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IRAs, including traditional, Roth, SEP and SIMPLE IRAs; and

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Coverdell Education Savings Accounts or qualified 529 plans.

A fiduciary can apply a right of accumulation to all shares purchased for a trust, estate or other fiduciary account that has multiple accounts.

You must notify your financial intermediary or the Funds' transfer agent, in the case of shares held directly with a Fund, at the time of purchase that a purchase qualifies for a reduced sales charge under the Rights of Accumulation Program. In addition, you must provide either a list of account numbers or copies of account statements verifying your qualification. You may combine the historical cost or current market value, as of the day prior to your additional American Beacon Funds' purchase (whichever is higher) of your existing American Beacon Funds' mutual fund with the amount of your current purchase in order to take advantage of the reduced sales charge. Historical cost is the price you actually paid for the shares you own, plus your reinvested dividends and other distributions. If you are using historical cost to qualify for a reduced sales charge, you should retain any records to substantiate your historical costs since the Fund, its transfer agent or your financial intermediary may not maintain this information.

If your shares are held through financial intermediaries and/or in a retirement account (such as a 401(k) or employee benefit plan), you may combine the current market value of your existing American Beacon Funds mutual fund investment with the amount of your current purchase in order to take advantage of the reduced sales charge. You or your financial intermediary must notify the Funds' transfer agent at the time of purchase that a purchase qualifies for a reduced sales charge and provide copies of account statements dated within three months of your current purchase verifying your qualification.

Upon receipt of the above referenced supporting documentation, the financial intermediary or the Funds' transfer agent will calculate the combined value of all of your Qualified Accounts to determine if the current purchase is eligible for a reduced sales charge. Purchases made for nominee or street name accounts (securities held in the name of a dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with purchases for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Letter of Intent

If you plan to invest at least $50,000 (excluding any reinvestment of dividends and other distributions) during the next 13 months in any class of a Fund, you may qualify for a reduced sales charge for purchases of A Class shares by completing the Letter of Intent section of your account application.

A Letter of Intent indicates your intent to purchase at least $50,000 in any class of the American Beacon Funds over the next 13 months in exchange for a reduced A Class sales charge indicated on the above tables. The minimum initial investment under a Letter of Intent is $2,500. You are not obligated to purchase additional shares if you complete a Letter of Intent. However, if you do not buy enough shares to qualify for the projected level of sales charge by the end of the 13-month period (or when you sell your shares, if earlier), your sales charge will be recalculated to reflect your actual purchase level. During the term of the Letter of Intent, shares representing 5% of your intended purchase will be held in escrow. If you do not purchase enough shares during the 13-month period to qualify for the projected reduced sales charge, the additional sales charge will be deducted from your account. If you have purchased shares of any American Beacon mutual fund within 90 days prior to signing a Letter of Intent, they may be included as part of your intended purchase, however, previous purchase transactions will not be recalculated with the proposed new breakpoint. You must provide either a list of account numbers or copies of account statements verifying your purchases within the past 90 days.

Concurrent Purchases

You may combine simultaneous purchases in shares of any of the American Beacon Funds to qualify for a reduced charge.

CDSC — A Class Shares

Unless a waiver applies, investors who purchase $1,000,000 or more of A Class shares of a Fund (and, thus, pay no initial sales charge) will be subject to a 0.50% CDSC if those shares are redeemed within 18 months after they are purchased. The CDSC does not apply if you are otherwise eligible to purchase A Class shares without an initial sales charge or are eligible for one of the waivers described herein or in the SAI.

CDSC — C Class Shares

If you redeem C Class shares within 12 months of purchase, you may be charged a CDSC of 1%. The CDSC generally will be deducted from your redemption proceeds. In some circumstances, you may be eligible for one of the waivers described herein or in the SAI. You must advise the transfer agent of your eligibility for a waiver when you place your redemption request.

60	Prospectus – About Your Investment

How CDSCs will be Calculated

The amount of the CDSC will be based on the market value of the redeemed shares at the time of the redemption or the original purchase price, whichever is lower. Because of the rounding of the calculation in determining the CDSC, you may pay more or less than the indicated rate. Your CDSC holding period is based upon the date of your purchase. The CDSCs will be deducted from the proceeds of your redemption, not from amounts remaining in your account. A CDSC is not imposed on any increase in NAV per share over the initial purchase price or shares you received through the reinvestment of dividends or other distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares, the Funds will redeem your shares in the following order:

■

shares acquired by the reinvestment of dividends or other distributions;

■

other shares that are not subject to the CDSC;

■

shares held the longest during the holding period.

Waiver of CDSCs — A and C Class Shares

A shareholder may qualify for a CDSC waiver under certain circumstances. To have your CDSC waived, you must advise the Funds' transfer agent, your broker-dealer or other financial intermediary of your eligibility at the time of redemption. If you or your financial intermediary do not let the Funds' transfer agent know that you are eligible for a waiver, you may not receive a waiver to which might otherwise be otherwise entitled.

The CDSC may be waived if:

■

The redemption is due to a shareholder's death or post-purchase disability;

■

The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value;

■

The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to the termination of the plan or the transfer of the plan to another financial institution;

■

The redemption is for a "required minimum distribution" from a traditional IRA after age 70½;

■

The redemption is due to involuntary redemptions by a Fund as a result of your account not meeting the minimum balance requirements, the termination and liquidation of a Fund, or other actions;

■

The redemption is from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver;

■

The redemption is to return excess contributions made to a retirement plan; or

■

The redemption is to return contributions made due to a mistake of fact.

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

Information regarding CDSC waivers for A and C Class shares is available, free of charge, on the Funds' website. Please visit www.americanbeaconfunds.com. You may also call (800) 658-5811 or consult with your financial advisor.

Sales Charge Waivers and Reductions Available Through Certain Financial Intermediaries

The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from a Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges). Such intermediary-specific sales charge variations are described in Appendix A to this Prospectus, entitled "Intermediary Sales Charge Discounts and Waivers." Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

In all instances, it is the purchaser's responsibility to notify a Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from a Fund or through another intermediary to receive these waivers or discounts.

Conversion of C Class Shares to A Class Shares

C Class shares convert automatically into A Class shares ten (10) years after the initial date of purchase or, if you acquired your C Class shares through an exchange or conversion from another share class, ten (10) years after the date you acquired your C Class shares. When C Class shares that you acquired through a purchase or exchange convert, any other C Class shares that you purchased with reinvested dividends and distributions also will convert into A Class shares on a pro rata basis. A shorter holding period may also apply depending on your intermediary. Please see "Appendix A—Intermediary Sales Charge Discounts and Waivers" in this Prospectus.

Purchase and Redemption of Shares

Eligibility

The A Class, C Class, Y Class, Advisor Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. R6 Class shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees' Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Funds do not conduct operations and are not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in a Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with a Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Funds are not responsible for determining the suitability of the Funds or a share class for any investor.

Because in most cases it is more advantageous for investors using an intermediary to purchase A Class shares than C Class shares for amounts of $1,000,000 or more, a Fund will decline a request to purchase C Class shares for $1,000,000 or more.

Prospectus – About Your Investment	61

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of a Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in a Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain any proper ‘‘breakpoint'' discount and all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Investor Class shares are also available to traditional IRA and Roth IRA shareholders investing directly in a Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

R6 Class shares can only be purchased through a participating retirement plan. R6 Class shares are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health savings plans, health savings accounts and funded welfare benefit plans (e.g., Voluntary Employees' Beneficiary Association (VEBA) and Other Post-Employment (OPEB) plans). R6 Class shares generally are available only to retirement plans where plan level or omnibus accounts are held on the books of a Fund; however, a Fund reserves the right in its sole discretion to waive this requirement. Generally, R6 Class shares are not available to retail non-retirement accounts, Traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

The Manager may allow a reasonable period of time after opening an account for a Y Class or R5 Class investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Funds, a completed, signed application is required. You may obtain an account application from the Funds' website www.americanbeaconfunds.com or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Funds or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Funds are required by law to reject your new account application if the required identifying information is not provided.

A Fund reserves the right to liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if a Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Funds are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by a Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day, plus any applicable sales charges. A purchase order is considered to be received in good order when it complies with all of a Fund's applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that a Fund is open for business plus any applicable sales charge. Shares of a Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Funds have authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Funds and to designate other intermediaries to receive purchase and redemption orders on behalf of the Funds. A Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Funds in proper form and in a timely manner. The Funds are not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

62	Prospectus – About Your Investment

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether  shares of Fund are available for offer and sale in their jurisdiction. Each Fund reserves the right to refuse purchases if, in the judgment of the Funds, the transaction would adversely affect the Funds and their shareholders. Each Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Funds reserve the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Funds will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be canceled and you could be liable for any losses or fees the Funds or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of a Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of a Fund.

The redemption price will be the NAV per share next determined after a redemption request is received in good order, minus any applicable CDSC and/or redemption fees. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Funds are open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

You may, within 90 days of redemption, reinvest all or part of the proceeds of your redemption of A or C Class shares of a Fund, without incurring any applicable additional sales charge, in the same class of another American Beacon Fund, by sending a written request and a check to your financial intermediary or directly to the Funds. Reinvestment must be into the same account from which you redeemed the shares or received the distribution. Proceeds from a redemption and all dividend payments and other distributions will be reinvested in the same share class from which the original redemption or distribution was made. Reinvestment will be at the NAV per share next calculated after the Funds receive your request. You must notify the Funds and your financial intermediary at the time of investment if you decide to exercise this privilege.

The Funds reserve the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of a Fund's investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Funds' shareholders.

Although the Funds intend to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate circumstances, the Funds reserve the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Funds. To the extent that a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Funds through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of a Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled "Redemption Policies" and "Purchase Policies" for additional limitations that apply to redemptions and purchases. There is no front-end sales charge on exchanges between A Class shares of a Fund for A Class shares of another fund. Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange to shares of another fund that has a CDSC however, shares exchanged between funds that impose a CDSC will be charged a CDSC if redeemed within 12 months or 18 months, as applicable, of the purchase of the initial shares.

Before exchanging shares, shareholders should consider how the exchange may affect any CDSC that might be imposed on the subsequent redemption of remaining shares.

If shares of a Fund were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of a Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. Each Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. Each Fund reserves the right to refuse exchange requests if, in the judgment of a Fund, the transaction would adversely affect a Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Funds' policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of a Fund may be converted to shares of another class of the same Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of a Fund to shares of a different share class of the same Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of one Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of a capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of a Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and

Prospectus – About Your Investment	63

objectives. Your broker dealer or financial intermediary will transmit your request to a Fund and may charge you a fee for this service. A Fund will not accept a purchase order of $1,000,000 or more for C Class shares if the purchase is known to be on behalf of a single investor (not including dealer "street name" or omnibus accounts). Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

■

ABA# 0110-0002-8; AC-9905-342-3,

■

Attn: American Beacon Funds

■

the fund name and fund number, and

■

shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
C	$1,000	$50	$ 250
A, Investor	$2,500	$50	$ 250
Advisor	$2,500	$50	None
Y	$100,000	$50	None
R5	$250,000	$50	None
R6	None	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Funds and your account from fraud, a Medallion signature guarantee is required for redemption orders:

■

with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

■

for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Funds only accept Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Funds and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that the Funds pay any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Funds or their transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ‘‘revenue sharing.''

Compensation received by a financial intermediary from a Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with

64	Prospectus – About Your Investment

respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Funds or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Funds, or a certain class of shares of the Funds, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Funds, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

The Funds will not make any of the payments described in this section with respect to their R6 Class shares.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with a Fund's distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of a Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
A	$2,500
C	$1,000
Y	$25,000
R6	$0
Advisor	$2,500
R5	$75,000
Investor	$2,500

If the account balance remains below the applicable minimum account balance after 45 days, each Fund reserves the right, upon 30 days' written notice, to close the account and send the proceeds to the shareholder. Each Fund reserves the authority to modify minimum account balances in its discretion.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Funds. The ACH privilege may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per Fund per day. The Funds reserve the right to waive such limit in their sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Funds. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Funds receive written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Funds reserve the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker "street name" accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or SVP stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Funds may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Funds' signature guarantee requirements.

The following policies apply to instructions you may provide to the Funds by telephone:

■

The Funds, their officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

■

The Funds employ procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

■

Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

Each Fund reserves the right to:

■

liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Funds or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

■

seek reimbursement from the shareholder for any related loss incurred by a Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

■

reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by a Fund if funds are not received by the applicable wire deadline.

A shareholder will not be required to pay a CDSC when the registration for A Class or C Class shares is transferred to the name of another person or entity. The transfer may occur by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When A Class or C Class shares are transferred, any applicable CDSC will continue to apply to the transferred shares and will be calculated as if the transferee had acquired the shares in the same manner and at the same time as the transferring shareholder.

Prospectus – About Your Investment	65

Escheatment

Please be advised that certain state escheatment laws may require a Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Funds. Many states have added ‘‘inactivity'' or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

■

Send a letter to American Beacon Funds via the United States Post Office,

■

Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Funds' secure web application.

■

Access your account through the Funds' secure web application,

■

Cashing checks that are received and are made payable to the owner of the account.

The Funds, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices.  If you do not hold your shares directly with a Fund, you should contact your broker-dealer, retirement plan, or other third party, intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in that Fund, including: (i) the dilution of a Fund's NAV per share, (ii) an increase in a Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in a Fund's NAV per share is known as market timing.

The Funds' Board has adopted policies and procedures intended to discourage frequent trading and market timing.

The American Beacon International Equity Fund is particularly at risk for market timing activity. Please see "Market Timing Risk" under the description of each of these Funds.

Shareholders may transact one ‘‘round trip'' in a Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into a Fund followed by a redemption or exchange out of a Fund or (ii) a redemption or exchange out of a Fund followed by a purchase or exchange into a Fund. If the Manager detects that a shareholder has exceeded one round trip in a Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of that Fund. In general, each Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may in its discretion, reject any purchase or exchange into a Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of a Fund or dilute the value of the Fund's shares, including collective trading (e.g., following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

■

shares acquired through the reinvestment of dividends and other distributions;

■

systematic purchases and redemptions;

■

shares redeemed to return excess IRA contributions; or

■

certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Funds' policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Funds that they are currently unable to enforce the Funds' policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Funds' policies. A Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Funds.

The Manager monitors trading activity in the Funds to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Funds have entered into agreements with the intermediaries that service the Funds' investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Funds and to act on the Funds' instructions to restrict transactions by investors who the Manager has identified as having violated the Funds' policies and procedures to deter frequent trading and market timing.

66	Prospectus – About Your Investment

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by a Fund based on specific criteria established by the Funds and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of a Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to a Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with a Fund's frequent trading and market timing policies, including any applicable redemption fees.

Each Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Funds' policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

Each Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends"), distributions of realized net capital gains ("capital gains distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") (and dividends, capital gains distributions, and other distributions are sometimes referred to below collectively as "distributions").  Different tax treatment applies to different types of distributions (as described in the table below).

No Fund has a fixed dividend rate or guarantees that it will pay any distributions in any particular period. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares. Distributions are paid as follows:

American Beacon Fund	Dividends Paid	Other Distributions Paid
Balanced	Quarterly	Annually
Garcia Hamilton Quality Bond	Monthly	Annually
International Equity	Annually	Annually
Large Cap Value	Annually	Annually
Mid-Cap Value	Annually	Annually
Small Cap Value	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by a Fund will be reinvested in additional shares of the distributing class of that Fund. There are four payment options available:

■

Reinvest All Distributions. You can elect to reinvest all distributions by a Fund in additional shares of the distributing class of that Fund.

■

Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by a Fund in additional shares of the distributing class of that Fund while receiving the other types of distributions by that Fund by check or having them sent directly to your bank account by ACH ("in cash").

■

Receive All Distributions in Cash. You can elect to receive all distributions in cash.

■

Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by a Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Funds, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by a Fund totaling less than $10.00 will be reinvested in shares of the distributing class of that Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, each Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of that Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in a Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of a Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are "qualified dividend income" (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code. The following table outlines the typical status of transactions in taxable accounts:

Prospectus – About Your Investment	67

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

* Whether reinvested or taken in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income,'' if any.

To the extent distributions are attributable to net capital gain that a Fund recognizes, they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares.

A portion of the dividends a Fund pays to individuals may be QDI and thus eligible for the preferential rates mentioned above that apply to net capital gain. QDI is the aggregate of dividends a Fund receives on shares of most domestic corporations (excluding most distributions from REITs) and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions.  To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends a Fund pays may also be eligible for the DRD allowed to corporations, subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends a Fund receives from domestic corporations only.

The American Beacon Garcia Hamilton Quality Bond Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund's default method), must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions a Fund pays and net gains realized on a redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts.  Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, each Fund's shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in a Fund.

Additional Information

The Funds' Board oversees generally the operations of the Funds. The Trust enters into contractual arrangements with various parties, including among others, the Funds' manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Funds and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Funds' reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service Plans

The Funds have adopted separate Distribution Plans for their A Class, C Class, and Advisor Class shares in accordance with Rule 12b-1 under the Investment Company Act, which allows the A Class, C Class and Advisor Class shares to pay distribution and other fees for the sale of Fund shares and for other services provided to shareholders. Each Plan also authorizes the use of any fees received by the Manager in accordance with the Management Agreement, and any fees received by the sub-advisors pursuant to their Investment Advisory Agreements with the Manager, to be used for the sale and distribution of Fund shares. The Plans provide that the A Class and Advisor Class shares of the Funds will pay up to 0.25% per annum of the average daily net assets attributable to the A Class, and Advisor Class, respectively, and the C Class shares of the Funds will pay up to 1.00% per annum of the average daily net assets attributable to the C Class to the Manager (or another entity approved by the Board). Because these fees are paid out of a Fund's A Class, C Class, and Advisor Class assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Funds have also adopted a shareholder services plan for their A Class, C Class, Investor Class, and Advisor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.25% of the average daily net assets attributable to the A Class shares, up to 0.25% of the average daily net assets attributable to the C Class shares, up to 0.375% of the average daily net assets attributable to the Investor Class shares, and up to 0.25% of the average daily net assets attributable to the Advisor Class shares. In addition, the Funds may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Funds.

68	Prospectus – Additional Information

R6 Class shares of a Fund are not subject to a distribution plan or a shareholder service plan.

Portfolio Holdings

A complete list of each Fund's holdings is made available on the Funds' website on a monthly basis approximately twenty days after the end of each month and remains available for six months thereafter. A list of each Fund's ten largest holdings is made available on the Funds' website on a quarterly basis. The ten largest holdings of the Funds are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. A Fund's ten largest holdings may also be accessed by selecting a particular Fund's fact sheet.

A description of the Funds' policies and procedures regarding the disclosure of portfolio holdings is available in the Funds' SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

If you are interested in electronic delivery of the Funds' summary prospectuses and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance for the past five fiscal years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Fund share. The total returns in each Fund's table represent the rate that an investor would have earned (or lost) on an investment in that Fund (assuming reinvestment of all dividends and other distributions). The information in the financial highlights has been derived from the Funds' financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Funds' financial statements, is included in the Funds' Annual Report, which you may obtain upon request.

Prospectus – Additional Information	69

American Beacon Balanced Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2019		Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$14.38		$15.48	$13.69	$14.27	$15.29
Income (loss) from investment operations:
Net investment income	0.22		0.22	0.16	0.21	0.23
Net gains (losses) on investments (both realized and unrealized)	1.07		(0.07)	1.93	0.15	(0.29)
Total income (loss) from investment operations	1.29		0.15	2.09	0.36	(0.06)
Less distributions:
Dividends from net investment income	(0.22)		(0.45)	(0.30)	(0.19)	(0.18)
Distributions from net realized gains	(1.12)		(0.80)	–	(0.75)	(0.78)
Total distributions	(1.34)		(1.25)	(0.30)	(0.94)	(0.96)
Net asset value, end of period	$14.33		$14.38	$15.48	$13.69	$14.27
Total returnA	10.54%		0.73%	15.36%	2.84%	(0.48)%
Ratios and supplemental data:
Net assets, end of period	$16,228,685		$18,121,273	$21,934,880	$24,892,096	$29,074,120
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.01%		0.91%	0.99%	1.02%	0.97%
Expenses, net of reimbursements or recoupments	1.01	%B	0.83%	0.99%	1.02%	0.97%
Net investment income, before expense reimbursements or recoupments	1.88%		1.66%	1.39%	1.64%	1.44%
Net investment income, net of reimbursements or recoupments	1.88%		1.74%	1.39%	1.64%	1.44%
Portfolio turnover rate	68%		28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

70	Prospectus – Additional Information

American Beacon Balanced Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2019		Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$14.55		$15.64	$13.83	$14.43	$15.47
Income (loss) from investment operations:
Net investment income	0.10		0.13	0.08	0.12	0.14
Net gains (losses) on investments (both realized and unrealized)	1.09		(0.09)	1.92	0.13	(0.29)
Total income (loss) from investment operations	1.19		0.04	2.00	0.25	(0.15)
Less distributions:
Dividends from net investment income	(0.14)		(0.33)	(0.19)	(0.10)	(0.11)
Distributions from net realized gains	(1.12)		(0.80)	–	(0.75)	(0.78)
Total distributions	(1.26)		(1.13)	(0.19)	(0.85)	(0.89)
Net asset value, end of period	$14.48		$14.55	$15.64	$13.83	$14.43
Total returnA	9.63%		0.04%	14.50%	2.03%	(1.14)%
Ratios and supplemental data:
Net assets, end of period	$30,848,500		$36,046,543	$42,575,983	$40,827,570	$45,641,648
Ratios to average net assets:
Expenses, before reimbursements or recoupments	1.76%		1.66%	1.73%	1.77%	1.72%
Expenses, net of reimbursements or recoupments	1.76	%B	1.54%	1.73%	1.77%	1.72%
Net investment income, before expense reimbursements or recoupments	1.13%		0.91%	0.63%	0.89%	0.69%
Net investment income, net of reimbursements or recoupments	1.13%		1.02%	0.63%	0.89%	0.69%
Portfolio turnover rate	68%		28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

Prospectus – Additional Information	71

American Beacon Balanced Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$16.31	$17.39	$15.30	$15.84	$16.83
Income (loss) from investment operations:
Net investment income	0.33	0.35	0.24	0.30	0.30
Net gains (losses) on investments (both realized and unrealized)	1.20	(0.16)	2.20	0.13	(0.30)
Total income (loss) from investment operations	1.53	0.19	2.44	0.43	–
Less distributions:
Dividends from net investment income	(0.25)	(0.47)	(0.35)	(0.22)	(0.21)
Distributions from net realized gains	(1.12)	(0.80)	–	(0.75)	(0.78)
Total distributions	(1.37)	(1.27)	(0.35)	(0.97)	(0.99)
Net asset value, end of period	$16.47	$16.31	$17.39	$15.30	$15.84
Total returnA	10.75%	0.88%	16.05%	3.06%	(0.07)%
Ratios and supplemental data:
Net assets, end of period	$62,956,422	$71,296,735	$64,926,394	$28,843,268	$39,151,318
Ratios to average net assets:
Expenses, before reimbursements	0.74%	0.70%	0.68%	0.72%	0.66%
Expenses, net of reimbursements	0.74%	0.70%	0.68%	0.72%	0.66%
Net investment income, before expense reimbursements	2.15%	1.86%	1.67%	1.95%	1.75%
Net investment income, net of reimbursements	2.15%	1.86%	1.67%	1.95%	1.75%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

72	Prospectus – Additional Information

American Beacon Balanced Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$15.29	$16.38	$14.46	$15.02	$16.04
Income (loss) from investment operations:
Net investment income	0.26	0.16	0.21	0.24	0.22
Net gains (losses) on investments (both realized and unrealized)	1.11	(0.06)	1.99	0.12	(0.29)
Total income (loss) from investment operations	1.37	0.10	2.20	0.36	(0.07)
Less distributions:
Dividends from net investment income	(0.20)	(0.39)	(0.28)	(0.17)	(0.17)
Distributions from net realized gains	(1.12)	(0.80)	–	(0.75)	(0.78)
Total distributions	(1.32)	(1.19)	(0.28)	(0.92)	(0.95)
Net asset value, end of period	$15.34	$15.29	$16.38	$14.46	$15.02
Total returnA	10.41%	0.42%	15.31%	2.71%	(0.58)%
Ratios and supplemental data:
Net assets, end of period	$6,039,168	$6,174,284	$10,944,675	$10,603,004	$13,510,138
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.12%	1.08%	1.12%	1.06%
Expenses, net of reimbursements	1.14%	1.12%	1.08%	1.12%	1.06%
Net investment income, before expense reimbursements	1.76%	1.45%	1.29%	1.55%	1.35%
Net investment income, net of reimbursements	1.76%	1.45%	1.29%	1.55%	1.35%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	73

American Beacon Balanced Fund
	R5 ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$16.20	$17.30	$15.26	$15.79	$16.79
Income (loss) from investment operations:
Net investment income	0.31	0.28	0.36	0.27	0.32
Net gains (losses) on investments (both realized and unrealized)	1.23	(0.10)	2.04	0.20	(0.32)
Total income (loss) from investment operations	1.54	0.18	2.40	0.47	–
Less distributions:
Dividends from net investment income	(0.26)	(0.48)	(0.36)	(0.25)	(0.22)
Distributions from net realized gains	(1.12)	(0.80)	–	(0.75)	(0.78)
Total distributions	(1.38)	(1.28)	(0.36)	(1.00)	(1.00)
Net asset value, end of period	$16.36	$16.20	$17.30	$15.26	$15.79
Total returnB	10.89%	0.84%	15.82%	3.30%	(0.07)%
Ratios and supplemental data:
Net assets, end of period	$46,593,155	$60,191,704	$88,015,702	$485,231,068	$99,173,943
Ratios to average net assets:
Expenses, before reimbursements	0.66%	0.62%	0.59%	0.62%	0.58%
Expenses, net of reimbursements	0.66%	0.62%	0.59%	0.62%	0.58%
Net investment income, before expense reimbursements	2.24%	1.95%	1.80%	1.90%	1.83%
Net investment income, net of reimbursements	2.24%	1.95%	1.80%	1.90%	1.83%
Portfolio turnover rate	68%	28%	32%	16%	62%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class (now known as the R5 Class).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

74	Prospectus – Additional Information

American Beacon Balanced Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$14.41	$15.51	$13.71	$14.30	$15.31
Income (loss) from investment operations:
Net investment income	0.18	0.20	0.15	0.18	0.22
Net gains (losses) on investments (both realized and unrealized)	1.11	(0.07)	1.96	0.18	(0.26)
Total income (loss) from investment operations	1.29	0.13	2.11	0.36	(0.04)
Less distributions:
Dividends from net investment income	(0.22)	(0.43)	(0.31)	(0.20)	(0.19)
Distributions from net realized gains	(1.12)	(0.80)	–	(0.75)	(0.78)
Total distributions	(1.34)	(1.23)	(0.31)	(0.95)	(0.97)
Net asset value, end of period	$14.36	$14.41	$15.51	$13.71	$14.30
Total returnA	10.50%	0.62%	15.52%	2.85%	(0.35)%
Ratios and supplemental data:
Net assets, end of period	$96,065,263	$107,677,984	$124,143,894	$127,235,433	$155,757,561
Ratios to average net assets:
Expenses, before reimbursements	0.97%	0.95%	0.89%	0.95%	0.91%
Expenses, net of reimbursements	0.97%	0.95%	0.89%	0.95%	0.91%
Net investment income, before expense reimbursements	1.92%	1.62%	1.48%	1.72%	1.51%
Net investment income, net of reimbursements	1.92%	1.62%	1.48%	1.72%	1.51%
Portfolio turnover rate	68%	28%	32%	16%	62%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	75

American Beacon Garcia Hamilton Quality Bond Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.79	$9.90	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.24	0.18	0.13	0.05
Net gains (losses) on investments (both realized and unrealized)	0.25	(0.11)	(0.06)	(0.02)
Total income (loss) from investment operations	0.49	0.07	0.07	0.03
Less distributions:
Dividends from net investment income	(0.23)	(0.18)	(0.14)	(0.05)
Distributions from net realized gains	–	–	(0.01)	–
Total distributions	(0.23)	(0.18)	(0.15)	(0.05)
Net asset value, end of period	$10.05	$9.79	$9.90	$9.98
Total returnB	5.09%	0.74%	0.71%	0.29	%C
Ratios and supplemental data:
Net assets, end of period	$17,927,537	$3,685,857	$3,133,476	$3,265,315
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.75%	0.77%	1.29	%D
Expenses, net of reimbursements	0.55%	0.55%	0.55%	0.55	%D
Net investment income, before expense reimbursements	2.14%	1.58%	1.05%	0.11	%D
Net investment income, net of reimbursements	2.32%	1.78%	1.27%	0.85	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

76	Prospectus – Additional Information

American Beacon Garcia Hamilton Quality Bond Fund
	R6 Class
For a share outstanding throughout the period:	February 28, 2019A to October 31, 2019
Net asset value, beginning of period	$9.87
Income from investment operations:
Net investment income	0.17
Net gains on investments (both realized and unrealized)	0.17
Total income from investment operations	0.34
Less distributions:
Dividends from net investment income	(0.17)
Total distributions	(0.17)
Net asset value, end of period	$10.04
Total returnB	3.44	%C
Ratios and supplemental data:
Net assets, end of period	$130,208,195
Ratios to average net assets:
Expenses, before reimbursements	0.66	%D
Expenses, net of reimbursements	0.41	%D
Net investment income, before expense reimbursements	1.90	%D
Net investment income, net of reimbursements	2.15	%D
Portfolio turnover rate	58	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

Prospectus – Additional Information	77

American Beacon Garcia Hamilton Quality Bond Fund
	R5 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.79	$9.91	$9.98	$10.00
Income (loss) from investment operations:
Net investment income	0.24	0.20	0.14	0.05
Net gains (losses) on investments (both realized and unrealized)	0.26	(0.13)	(0.05)	(0.02)
Total income (loss) from investment operations	0.50	0.07	0.09	0.03
Less distributions:
Dividends from net investment income	(0.24)	(0.19)	(0.15)	(0.05)
Distributions from net realized gains	–	–	(0.01)	–
Total distributions	(0.24)	(0.19)	(0.16)	(0.05)
Net asset value, end of period	$10.05	$9.79	$9.91	$9.98
Total returnB	5.20%	0.74%	0.91%	0.34	%C
Ratios and supplemental data:
Net assets, end of period	$316,582,604	$234,919,975	$132,575,412	$124,032,604
Ratios to average net assets:
Expenses, before reimbursements	0.66%	0.69%	0.70%	1.06	%D
Expenses, net of reimbursements	0.45%	0.45%	0.45%	0.45	%D
Net investment income, before expense reimbursements	2.18%	1.68%	1.12%	0.29	%D
Net investment income, net of reimbursements	2.39%	1.92%	1.37%	0.91	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

78	Prospectus – Additional Information

American Beacon Garcia Hamilton Quality Bond Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	April 4, 2016A to October 31, 2016
Net asset value, beginning of period	$9.79	$9.91	$9.99	$10.00
Income (loss) from investment operations:
Net investment income	0.21	0.15	0.10	0.03
Net gains (losses) on investments (both realized and unrealized)	0.26	(0.11)	(0.06)	(0.01)
Total income (loss) from investment operations	0.47	0.04	0.04	0.02
Less distributions:
Dividends from net investment income	(0.21)	(0.16)	(0.11)	(0.03)
Distributions from net realized gains	–	–	(0.01)	–
Total distributions	(0.21)	(0.16)	(0.12)	(0.03)
Net asset value, end of period	$10.05	$9.79	$9.91	$9.99
Total returnB	4.80%	0.36%	0.43%	0.24	%C
Ratios and supplemental data:
Net assets, end of period	$14,904,591	$10,995,242	$9,724,030	$8,594,617
Ratios to average net assets:
Expenses, before reimbursements	1.04%	0.92%	0.94%	1.19	%D
Expenses, net of reimbursements	0.83%	0.83%	0.83%	0.83	%D
Net investment income, before expense reimbursements	1.81%	1.41%	0.89%	0.21	%D
Net investment income, net of reimbursements	2.02%	1.50%	0.99%	0.57	%D
Portfolio turnover rate	58%	143%	52%	40	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from April 4, 2016 through October 31, 2016 and is not annualized.

Prospectus – Additional Information	79

American Beacon International Equity Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$18.50	$20.63	$17.23	$18.59	$19.32
Income (loss) from investment operations:
Net investment income	0.45	0.38	0.30	0.32	0.31
Net gains (losses) on investments (both realized and unrealized)	0.36	(1.95)	3.48	(1.30)	(0.59)
Total income (loss) from investment operations	0.81	(1.57)	3.78	(0.98)	(0.28)
Less distributions:
Dividends from net investment income	(0.32)	(0.25)	(0.38)	(0.22)	(0.45)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.46)	(0.56)	(0.38)	(0.38)	(0.45)
Redemption fees added to beneficial interests	–	–	–	–	0.00	A
Net asset value, end of period	$17.85	$18.50	$20.63	$17.23	$18.59
Total returnB	5.46%	(7.89)%	22.43%	(5.34)%	(1.42)%
Ratios and supplemental data:
Net assets, end of period	$13,973,709	$14,141,551	$17,829,657	$18,673,142	$10,747,749
Ratios to average net assets:
Expenses, before reimbursements	1.15%	1.08%	1.12%	1.07%	1.08%
Expenses, net of reimbursements	1.15%	1.08%	1.12%	1.07%	1.08%
Net investment income, before expense reimbursements	2.50%	1.80%	1.65%	1.94%	1.55%
Net investment income, net of reimbursements	2.50%	1.80%	1.65%	1.94%	1.55%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

80	Prospectus – Additional Information

American Beacon International Equity Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$17.84	$19.93	$16.73	$18.09	$18.83
Income (loss) from investment operations:
Net investment income	0.29	0.22	0.17	0.18	0.16
Net gains (losses) on investments (both realized and unrealized)	0.37	(1.87)	3.36	(1.28)	(0.56)
Total income (loss) from investment operations	0.66	(1.65)	3.53	(1.10)	(0.40)
Less distributions:
Dividends from net investment income	(0.18)	(0.13)	(0.33)	(0.10)	(0.34)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.32)	(0.44)	(0.33)	(0.26)	(0.34)
Redemption fees added to beneficial interests	–	–	–	–	0.00	A
Net asset value, end of period	$17.18	$17.84	$19.93	$16.73	$18.09
Total returnB	4.69%	(8.52)%	21.50%	(6.12)%	(2.12)%
Ratios and supplemental data:
Net assets, end of period	$6,174,460	$6,625,329	$7,622,425	$2,945,246	$3,899,081
Ratios to average net assets:
Expenses, before reimbursements	1.87%	1.81%	1.88%	1.85%	1.82%
Expenses, net of reimbursements	1.87%	1.81%	1.88%	1.85%	1.83%
Net investment income, before expense reimbursements	1.73%	1.08%	0.96%	1.12%	0.77%
Net investment income, net of reimbursements	1.73%	1.08%	0.96%	1.12%	0.77%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	81

American Beacon International Equity Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$19.42	$21.64	$18.03	$19.46	$20.21
Income (loss) from investment operations:
Net investment income	0.54	0.46	0.38	0.41	0.35
Net gains (losses) on investments (both realized and unrealized)	0.37	(2.04)	3.65	(1.40)	(0.57)
Total income (loss) from investment operations	0.91	(1.58)	4.03	(0.99)	(0.22)
Less distributions:
Dividends from net investment income	(0.38)	(0.33)	(0.42)	(0.28)	(0.53)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.52)	(0.64)	(0.42)	(0.44)	(0.53)
Redemption fees added to beneficial interests	–	–	–	–	0.00	A
Net asset value, end of period	$18.81	$19.42	$21.64	$18.03	$19.46
Total returnB	5.83%	(7.58)%	22.84%	(5.14)%	(1.06)%
Ratios and supplemental data:
Net assets, end of period	$896,442,437	$904,847,058	$1,029,629,647	$820,596,038	$587,949,806
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.80%	0.80%	0.77%	0.77%
Expenses, net of reimbursements	0.80%	0.80%	0.80%	0.77%	0.77%
Net investment income, before expense reimbursements	2.87%	2.10%	1.95%	2.43%	1.87%
Net investment income, net of reimbursements	2.87%	2.10%	1.95%	2.43%	1.87%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

82	Prospectus – Additional Information

American Beacon International Equity Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$18.73	$20.89	$17.80
Income (loss) from investment operations:
Net investment income	0.51	0.39	0.08
Net gains (losses) on investments (both realized and unrealized)	0.39	(1.88)	3.01
Total income (loss) from investment operations	0.90	(1.49)	3.09
Less distributions:
Dividends from net investment income	(0.41)	(0.36)	–
Distributions from net realized gains	(1.14)	(0.31)	–
Total distributions	(1.55)	(0.67)	–
Net asset value, end of period	$18.08	$18.73	$20.89
Total returnB	5.98%	(7.47)%	17.36	%C
Ratios and supplemental data:
Net assets, end of period	$179,802,437	$48,725,523	$6,367,999
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.70%	0.89	%D
Expenses, net of reimbursements	0.66%	0.66%	0.66	%D
Net investment income, before expense reimbursements	3.09%	2.11%	1.63	%D
Net investment income, net of reimbursements	3.13%	2.15%	1.85	%D
Portfolio turnover rate	36%	29%	32	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

Prospectus – Additional Information	83

American Beacon International Equity Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$18.93	$21.15	$17.62	$19.01	$19.76
Income (loss) from investment operations:
Net investment income	0.43	0.36	0.23	0.35	0.38
Net gains (losses) on investments (both realized and unrealized)	0.39	(1.99)	3.64	(1.37)	(0.68)
Total income (loss) from investment operations	0.82	(1.63)	3.87	(1.02)	(0.30)
Less distributions:
Dividends from net investment income	(0.30)	(0.28)	(0.34)	(0.21)	(0.45)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.44)	(0.59)	(0.34)	(0.37)	(0.45)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$18.31	$18.93	$21.15	$17.62	$19.01
Total returnC	5.38%	(7.99)%	22.38%	(5.40)%	(1.51)%
Ratios and supplemental data:
Net assets, end of period	$45,797,068	$48,571,916	$55,715,606	$23,692,313	$22,912,069
Ratios to average net assets:
Expenses, before reimbursements	1.20%	1.20%	1.20%	1.19%	1.16%
Expenses, net of reimbursements	1.20%	1.20%	1.20%	1.19%	1.16%
Net investment income, before expense reimbursements	2.40%	1.70%	1.51%	1.87%	1.55%
Net investment income, net of reimbursements	2.40%	1.70%	1.51%	1.87%	1.55%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

84	Prospectus – Additional Information

American Beacon International Equity Fund
	R5 ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$18.71	$20.88	$17.41	$18.79	$19.51
Income (loss) from investment operations:
Net investment income	0.55	0.44	0.39	0.29	0.35
Net gains (losses) on investments (both realized and unrealized)	0.34	(1.95)	3.51	(1.24)	(0.55)
Total income (loss) from investment operations	0.89	(1.51)	3.90	(0.95)	(0.20)
Less distributions:
Dividends from net investment income	(0.40)	(0.35)	(0.43)	(0.27)	(0.52)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.54)	(0.66)	(0.43)	(0.43)	(0.52)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$18.06	$18.71	$20.88	$17.41	$18.79
Total returnC	5.94%	(7.55)%	22.94%	(5.07)%	(0.99)%
Ratios and supplemental data:
Net assets, end of period	$1,499,867,401	$1,613,462,237	$1,644,165,106	$1,450,052,040	$1,037,148,821
Ratios to average net assets:
Expenses, before reimbursements	0.73%	0.73%	0.73%	0.69%	0.70%
Expenses, net of reimbursements	0.73%	0.73%	0.73%	0.69%	0.69%
Net investment income, before expense reimbursements	2.93%	2.17%	2.01%	2.22%	1.93%
Net investment income, net of reimbursements	2.93%	2.17%	2.01%	2.22%	1.94%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class (now known as R5 Class).
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	85

American Beacon International Equity Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$18.52	$20.67	$17.24	$18.60	$19.32
Income (loss) from investment operations:
Net investment income	0.49	0.41	0.35	0.34	0.31
Net gains (losses) on investments (both realized and unrealized)	0.33	(1.97)	3.45	(1.33)	(0.57)
Total income (loss) from investment operations	0.82	(1.56)	3.80	(0.99)	(0.26)
Less distributions:
Dividends from net investment income	(0.33)	(0.28)	(0.37)	(0.21)	(0.46)
Distributions from net realized gains	(1.14)	(0.31)	–	(0.16)	–
Total distributions	(1.47)	(0.59)	(0.37)	(0.37)	(0.46)
Redemption fees added to beneficial interests	–	–	–	–	0.00	A
Net asset value, end of period	$17.87	$18.52	$20.67	$17.24	$18.60
Total returnB	5.55%	(7.86)%	22.50%	(5.38)%	(1.35)%
Ratios and supplemental data:
Net assets, end of period	$221,043,036	$250,804,403	$316,589,769	$334,895,337	$342,720,411
Ratios to average net assets:
Expenses, before reimbursements	1.05%	1.06%	1.07%	1.06%	1.03%
Expenses, net of reimbursements	1.05%	1.06%	1.07%	1.06%	1.03%
Net investment income, before expense reimbursements	2.59%	1.83%	1.69%	1.95%	1.60%
Net investment income, net of reimbursements	2.59%	1.83%	1.69%	1.95%	1.60%
Portfolio turnover rate	36%	29%	32%	25%	33%

A	Amount represents less than $0.01 per share.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

86	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$26.00	$28.61	$23.90	$26.51	$29.38
Income (loss) from investment operations:
Net investment income	0.40	0.48	0.28	0.42	0.47
Net gains (losses) on investments (both realized and unrealized)	1.59	(0.06)	5.17	(0.21)	(0.71)
Total income (loss) from investment operations	1.99	0.42	5.45	0.21	(0.24)
Less distributions:
Dividends from net investment income	(0.47)	(0.45)	(0.52)	(0.44)	(0.62)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.33)	(3.03)	(0.74)	(2.82)	(2.63)
Net asset value, end of period	$25.66	$26.00	$28.61	$23.90	$26.51
Total returnA	9.72%	1.15%	23.13%	1.33%	(1.14)%
Ratios and supplemental data:
Net assets, end of period	$39,157,098	$42,722,617	$40,073,435	$35,071,001	$39,401,153
Ratios to average net assets:
Expenses, before reimbursements	1.01%	0.93%	0.98%	0.98%	0.97%
Expenses, net of reimbursements	1.01%	0.93%	0.98%	0.98%	0.97%
Net investment income, before expense reimbursements	1.68%	1.49%	1.38%	1.78%	1.48%
Net investment income, net of reimbursements	1.68%	1.49%	1.38%	1.78%	1.48%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	87

American Beacon Large Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2019		Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$25.71		$28.27	$23.57	$26.17	$29.03
Income (loss) from investment operations:
Net investment income	0.26		0.21	0.09	0.20	0.27
Net gains (losses) on investments (both realized and unrealized)	1.57		0.05	5.11	(0.19)	(0.70)
Total income (loss) from investment operations	1.83		0.26	5.20	0.01	(0.43)
Less distributions:
Dividends from net investment income	(0.25)		(0.24)	(0.28)	(0.23)	(0.42)
Distributions from net realized gains	(1.86)		(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.11)		(2.82)	(0.50)	(2.61)	(2.43)
Net asset value, end of period	$25.43		$25.71	$28.27	$23.57	$26.17
Total returnA	8.94%		0.57%	22.27%	0.51%	(1.83)%
Ratios and supplemental data:
Net assets, end of period	$6,811,169		$6,851,003	$8,351,349	$8,950,263	$12,389,141
Ratios to average net assets:
Expenses, before reimbursements	1.70%		1.64%	1.72%	1.74%	1.73%
Expenses, net of reimbursements	1.70	%B	1.54%	1.72%	1.74%	1.73%
Net investment income, before expense reimbursements	0.99%		0.79%	0.66%	1.02%	0.73%
Net investment income, net of reimbursements	0.99%		0.90%	0.66%	1.02%	0.73%
Portfolio turnover rate	23%		23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

B	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.

88	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$28.20	$30.78	$25.64	$28.21	$31.04
Income (loss) from investment operations:
Net investment income	0.56	0.57	0.48	0.59	0.56
Net gains (losses) on investments (both realized and unrealized)	1.72	(0.04)	5.46	(0.29)	(0.72)
Total income (loss) from investment operations	2.28	0.53	5.94	0.30	(0.16)
Less distributions:
Dividends from net investment income	(0.52)	(0.53)	(0.58)	(0.49)	(0.66)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.38)	(3.11)	(0.80)	(2.87)	(2.67)
Net asset value, end of period	$28.10	$28.20	$30.78	$25.64	$28.21
Total returnA	10.05%	1.42%	23.51%	1.61%	(0.80)%
Ratios and supplemental data:
Net assets, end of period	$301,457,382	$298,017,629	$384,155,569	$349,542,346	$419,096,844
Ratios to average net assets:
Expenses, before reimbursements	0.70%	0.68%	0.67%	0.67%	0.67%
Expenses, net of reimbursements	0.70%	0.68%	0.67%	0.67%	0.67%
Net investment income, before expense reimbursements	1.98%	1.77%	1.69%	2.08%	1.80%
Net investment income, net of reimbursements	1.98%	1.77%	1.69%	2.08%	1.80%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	89

American Beacon Large Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$28.41	$30.98	$28.64
Income from investment operations:
Net investment income	0.61	0.59	0.12
Net gains (losses) on investments (both realized and unrealized)	1.71	(0.02)	2.22
Total income from investment operations	2.32	0.57	2.34
Less distributions:
Dividends from net investment income	(0.56)	(0.56)	–
Distributions from net realized gains	(1.86)	(2.58)	–
Total distributions	(2.42)	(3.14)	–
Net asset value, end of period	$28.31	$28.41	$30.98
Total returnB	10.15%	1.54%	8.17	%C
Ratios and supplemental data:
Net assets, end of period	$739,517,062	$571,236,567	$40,982,401
Ratios to average net assets:
Expenses, before reimbursements	0.60%	0.59%	0.60	%D
Expenses, net of reimbursements	0.58%	0.58%	0.58	%D
Net investment income, before expense reimbursements	2.07%	1.75%	1.38	%D
Net investment income, net of reimbursements	2.09%	1.76%	1.40	%D
Portfolio turnover rate	23%	23%	25	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

90	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$25.95	$28.54	$23.82	$26.40	$29.24
Income (loss) from investment operations:
Net investment income	0.47	0.28	0.21	0.40	0.40
Net gains (losses) on investments (both realized and unrealized)	1.52	0.10	5.20	(0.22)	(0.66)
Total income (loss) from investment operations	1.99	0.38	5.41	0.18	(0.26)
Less distributions:
Dividends from net investment income	(0.40)	(0.39)	(0.47)	(0.38)	(0.57)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.26)	(2.97)	(0.69)	(2.76)	(2.58)
Net asset value, end of period	$25.68	$25.95	$28.54	$23.82	$26.40
Total returnB	9.64%	1.00%	23.00%	1.21%	(1.19)%
Ratios and supplemental data:
Net assets, end of period	$66,077,449	$62,811,940	$88,196,090	$113,168,437	$140,975,319
Ratios to average net assets:
Expenses, before reimbursements	1.10%	1.09%	1.07%	1.08%	1.07%
Expenses, net of reimbursements	1.10%	1.09%	1.07%	1.08%	1.07%
Net investment income, before expense reimbursements	1.58%	1.36%	1.31%	1.69%	1.40%
Net investment income, net of reimbursements	1.58%	1.36%	1.31%	1.69%	1.40%
Portfolio turnover rate	23%	23%	25%	25%	32%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	91

American Beacon Large Cap Value Fund
	R5 ClassA
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$28.41	$30.98	$25.80	$28.38	$31.21
Income (loss) from investment operations:
Net investment income	0.63	0.63	0.59	0.61	0.55
Net gains (losses) on investments (both realized and unrealized)	1.69	(0.07)	5.41	(0.29)	(0.70)
Total income (loss) from investment operations	2.32	0.56	6.00	0.32	(0.15)
Less distributions:
Dividends from net investment income	(0.55)	(0.55)	(0.60)	(0.52)	(0.67)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.41)	(3.13)	(0.82)	(2.90)	(2.68)
Net asset value, end of period	$28.32	$28.41	$30.98	$25.80	$28.38
Total returnB	10.14%	1.51%	23.60%	1.69%	(0.76)%
Ratios and supplemental data:
Net assets, end of period	$3,137,789,485	$3,700,700,522	$4,765,771,483	$5,137,688,375	$6,198,883,300
Ratios to average net assets:
Expenses, before reimbursements	0.63%	0.62%	0.60%	0.60%	0.58%
Expenses, net of reimbursements	0.63%	0.62%	0.60%	0.60%	0.58%
Net investment income, before expense reimbursements	2.07%	1.83%	1.78%	2.16%	1.88%
Net investment income, net of reimbursements	2.07%	1.83%	1.78%	2.16%	1.88%
Portfolio turnover rate	23%	23%	25%	25%	32%

A	On May 31, 2016, the AMR Class closed and the assets were merged into the Institutional Class (now known as R5 Class).
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

92	Prospectus – Additional Information

American Beacon Large Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$26.33	$28.92	$24.13	$26.70	$29.51
Income (loss) from investment operations:
Net investment income	0.41	0.41	0.40	0.46	0.45
Net gains (losses) on investments (both realized and unrealized)	1.63	0.02	5.12	(0.25)	(0.68)
Total income (loss) from investment operations	2.04	0.43	5.52	0.21	(0.23)
Less distributions:
Dividends from net investment income	(0.45)	(0.44)	(0.51)	(0.40)	(0.57)
Distributions from net realized gains	(1.86)	(2.58)	(0.22)	(2.38)	(2.01)
Total distributions	(2.31)	(3.02)	(0.73)	(2.78)	(2.58)
Net asset value, end of period	$26.06	$26.33	$28.92	$24.13	$26.70
Total returnA	9.77%	1.18%	23.20%	1.33%	(1.07)%
Ratios and supplemental data:
Net assets, end of period	$1,124,625,846	$1,505,354,807	$1,990,199,621	$2,245,534,741	$3,167,585,961
Ratios to average net assets:
Expenses, before reimbursements	0.96%	0.95%	0.92%	0.93%	0.93%
Expenses, net of reimbursements	0.96%	0.95%	0.92%	0.93%	0.93%
Net investment income, before expense reimbursements	1.74%	1.50%	1.46%	1.84%	1.54%
Net investment income, net of reimbursements	1.74%	1.50%	1.46%	1.84%	1.54%
Portfolio turnover rate	23%	23%	25%	25%	32%

A

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	93

American Beacon Mid-Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$15.15	$16.84	$13.70	$14.28	$14.43
Income (loss) from investment operations:
Net investment income	0.49	0.18	0.13	0.18	0.11
Net gains (losses) on investments (both realized and unrealized)	0.32	(1.36)	3.18	0.05	0.25
Total income (loss) from investment operations	0.81	(1.18)	3.31	0.23	0.36
Less distributions:
Dividends from net investment income	(0.14)	(0.07)	(0.17)	(0.10)	(0.06)
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(0.93)	(0.51)	(0.17)	(0.81)	(0.51)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$15.03	$15.15	$16.84	$13.70	$14.28
Total returnC	6.57%	(7.32)%	24.26%	1.98%	2.35%
Ratios and supplemental data:
Net assets, end of period	$3,748,595	$12,080,510	$18,170,218	$19,486,655	$16,422,504
Ratios to average net assets:
Expenses, before reimbursements	1.35%	1.25%	1.27%	1.26%	1.25%
Expenses, net of reimbursements	1.35%	1.25%	1.27%	1.26%	1.25%
Net investment income, before expense reimbursements	0.94%	0.78%	0.69%	1.30%	0.71%
Net investment income, net of reimbursements	0.94%	0.78%	0.69%	1.30%	0.71%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

94	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$14.60	$16.27	$13.26	$13.87	$14.08
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	(0.03)	0.07	0.01
Net gains (losses) on investments (both realized and unrealized)	0.69	(1.26)	3.11	0.06	0.23
Total income (loss) from investment operations	0.71	(1.23)	3.08	0.13	0.24
Less distributions:
Dividends from net investment income	(0.03)	–	(0.07)	(0.03)	–
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(0.82)	(0.44)	(0.07)	(0.74)	(0.45)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$14.49	$14.60	$16.27	$13.26	$13.87
Total returnC	5.94%	(7.85)%	23.27%	1.19%	1.57%
Ratios and supplemental data:
Net assets, end of period	$4,349,946	$5,840,412	$6,520,983	$6,030,130	$6,238,827
Ratios to average net assets:
Expenses, before reimbursements	2.02%	1.87%	2.04%	2.04%	2.01%
Expenses, net of reimbursements	2.02%	1.87%	2.04%	2.04%	2.01%
Net investment income (loss), before expense reimbursements	0.32%	0.17%	(0.09)%	0.53%	(0.05)%
Net investment income (loss), net of reimbursements	0.32%	0.17%	(0.09)%	0.53%	(0.05)%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	95

American Beacon Mid-Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$15.39	$17.11	$13.92	$14.52	$14.66
Income (loss) from investment operations:
Net investment income	0.22	0.19	0.15	0.23	0.15
Net gains (losses) on investments (both realized and unrealized)	0.65	(1.32)	3.25	0.05	0.26
Total income (loss) from investment operations	0.87	(1.13)	3.40	0.28	0.41
Less distributions:
Dividends from net investment income	(0.20)	(0.15)	(0.21)	(0.17)	(0.10)
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(0.99)	(0.59)	(0.21)	(0.88)	(0.55)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$15.27	$15.39	$17.11	$13.92	$14.52
Total returnC	6.97%	(6.96)%	24.60%	2.29%	2.76%
Ratios and supplemental data:
Net assets, end of period	$84,763,978	$96,799,413	$100,190,167	$68,994,531	$70,009,288
Ratios to average net assets:
Expenses, before reimbursements	0.98%	0.93%	0.97%	0.96%	0.94%
Expenses, net of reimbursements	0.98%	0.93%	0.97%	0.96%	0.94%
Net investment income, before expense reimbursements	1.36%	1.11%	0.98%	1.59%	1.02%
Net investment income, net of reimbursements	1.36%	1.11%	0.98%	1.59%	1.02%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

96	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	February 28, 2018A to October 31, 2018
Net asset value, beginning of period	$15.52	$16.94
Income (loss) from investment operations:
Net investment income	0.20	0.10
Net gains (losses) on investments (both realized and unrealized)	0.71	(1.52)
Total income (loss) from investment operations	0.91	(1.42)
Less distributions:
Dividends from net investment income	(0.22)	–
Distributions from net realized gains	(0.79)	–
Total distributions	(1.01)	–
Net asset value, end of period	$15.42	$15.52
Total returnB	7.15%	(8.38	)%C
Ratios and supplemental data:
Net assets, end of period	$2,253,328	$191,772
Ratios to average net assets:
Expenses, before reimbursements	0.90%	3.09	%D
Expenses, net of reimbursements	0.83%	0.88	%D
Net investment income (loss), before expense reimbursements	1.51%	(0.88	)%D
Net investment income, net of reimbursements	1.58%	1.32	%D
Portfolio turnover rate	30%	34	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.

Prospectus – Additional Information	97

American Beacon Mid-Cap Value Fund
	Advisor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$15.17	$16.83	$13.69	$14.27	$14.46
Income (loss) from investment operations:
Net investment income	0.15	0.10	0.10	0.16	0.08
Net gains (losses) on investments (both realized and unrealized)	0.66	(1.29)	3.18	0.05	0.25
Total income (loss) from investment operations	0.81	(1.19)	3.28	0.21	0.33
Less distributions:
Dividends from net investment income	(0.13)	(0.03)	(0.14)	(0.08)	(0.07)
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(0.92)	(0.47)	(0.14)	(0.79)	(0.52)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$15.06	$15.17	$16.83	$13.69	$14.27
Total returnC	6.50%	(7.38)%	24.10%	1.82%	2.25%
Ratios and supplemental data:
Net assets, end of period	$3,163,999	$3,597,339	$3,682,231	$6,622,356	$6,684,131
Ratios to average net assets:
Expenses, before reimbursements	1.45%	1.39%	1.40%	1.40%	1.37%
Expenses, net of reimbursements	1.45%	1.39%	1.40%	1.40%	1.37%
Net investment income, before expense reimbursements	0.90%	0.64%	0.55%	1.16%	0.58%
Net investment income, net of reimbursements	0.90%	0.64%	0.55%	1.16%	0.58%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

98	Prospectus – Additional Information

American Beacon Mid-Cap Value Fund
	R5 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$15.52	$17.25	$14.03	$14.62	$14.76
Income (loss) from investment operations:
Net investment income	0.25	0.21	0.16	0.26	0.16
Net gains (losses) on investments (both realized and unrealized)	0.65	(1.34)	3.28	0.03	0.25
Total income (loss) from investment operations	0.90	(1.13)	3.44	0.29	0.41
Less distributions:
Dividends from net investment income	(0.22)	(0.16)	(0.22)	(0.17)	(0.10)
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(1.01)	(0.60)	(0.22)	(0.88)	(0.55)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$15.41	$15.52	$17.25	$14.03	$14.62
Total returnC	7.08%	(6.89)%	24.71%	2.39%	2.73%
Ratios and supplemental data:
Net assets, end of period	$168,201,120	$248,752,034	$265,934,589	$195,472,135	$258,503,278
Ratios to average net assets:
Expenses, before reimbursements	0.93%	0.85%	0.89%	0.89%	0.85%
Expenses, net of reimbursements	0.93%	0.85%	0.89%	0.89%	0.85%
Net investment income, before expense reimbursements	1.40%	1.19%	1.06%	1.65%	1.10%
Net investment income, net of reimbursements	1.40%	1.19%	1.06%	1.65%	1.10%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	99

American Beacon Mid-Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2015A
Net asset value, beginning of period	$15.65	$17.40	$14.14	$14.73	$14.89
Income (loss) from investment operations:
Net investment income	0.18	0.16	0.14	0.21	0.13
Net gains (losses) on investments (both realized and unrealized)	0.69	(1.34)	3.31	0.05	0.25
Total income (loss) from investment operations	0.87	(1.18)	3.45	0.26	0.38
Less distributions:
Dividends from net investment income	(0.17)	(0.13)	(0.19)	(0.14)	(0.09)
Distributions from net realized gains	(0.79)	(0.44)	–	(0.71)	(0.45)
Total distributions	(0.96)	(0.57)	(0.19)	(0.85)	(0.54)
Redemption fees added to beneficial interests	–	–	–	–	0.00	B
Net asset value, end of period	$15.56	$15.65	$17.40	$14.14	$14.73
Total returnC	6.79%	(7.13)%	24.52%	2.12%	2.52%
Ratios and supplemental data:
Net assets, end of period	$229,639,964	$379,123,913	$274,552,551	$243,421,035	$304,799,582
Ratios to average net assets:
Expenses, before reimbursements	1.18%	1.12%	1.09%	1.12%	1.09%
Expenses, net of reimbursements	1.18%	1.12%	1.09%	1.12%	1.09%
Net investment income, before expense reimbursements	1.12%	0.92%	0.86%	1.44%	0.87%
Net investment income, net of reimbursements	1.12%	0.92%	0.86%	1.44%	0.87%
Portfolio turnover rate	30%	34%	28%	27%	79%

A	WEDGE Capital Management was added as an investment manager to the Mid-Cap Value Fund on May 11, 2015.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

100	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	A Class
For a share outstanding throughout the period:	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2019	2018	2017	2016A	2015
Net asset value, beginning of period	$24.65	$27.99	$23.14	$23.54	$26.63
Income (loss) from investment operations:
Net investment income	0.14	0.07	0.07	0.15	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.24)	(0.86)	5.53	0.73	0.02
Total income (loss) from investment operations	(0.10)	(0.79)	5.60	0.88	0.15
Less distributions:
Dividends from net investment income	(0.07)	(0.06)	(0.13)	(0.13)	(0.06)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(2.91)	(2.55)	(0.75)	(1.28)	(3.24)
Net asset value, end of period	$21.64	$24.65	$27.99	$23.14	$23.54
Total returnB	1.56%	(3.37)%	24.36%	4.17%	0.45%
Ratios and supplemental data:
Net assets, end of period	$63,246,155	$66,380,615	$63,481,305	$63,277,387	$54,815,183
Ratios to average net assets:
Expenses, before reimbursements	1.26%	1.20%	1.20%	1.21%	1.21%
Expenses, net of reimbursements	1.26%	1.20%	1.20%	1.21%	1.22%
Net investment income, before expense reimbursements	0.64%	0.25%	0.20%	0.64%	0.56%
Net investment income, net of reimbursements	0.64%	0.25%	0.20%	0.64%	0.54%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	101

American Beacon Small Cap Value Fund
	C Class
For a share outstanding throughout the period:	Year Ended October 31,		Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2019		2018	2017	2016A	2015
Net asset value, beginning of period	$23.60		$26.98	$22.39	$22.84	$26.05
Income (loss) from investment operations:
Net investment income (loss)	(0.01	)D	(0.08)	(0.14)	(0.02)	0.03
Net gains (losses) on investments (both realized and unrealized)	(0.24)		(0.81)	5.35	0.72	(0.06)
Total income (loss) from investment operations	(0.25)		(0.89)	5.21	0.70	(0.03)
Less distributions:
Dividends from net investment income	–		–	–	–	–
Distributions from net realized gains	(2.84)		(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(2.84)		(2.49)	(0.62)	(1.15)	(3.18)
Net asset value, end of period	$20.51		$23.60	$26.98	$22.39	$22.84
Total returnB	0.85%		(3.89)%	23.39%	3.42%	(0.31)%
Ratios and supplemental data:
Net assets, end of period	$12,619,613		$13,480,297	$15,335,554	$11,938,196	$11,718,580
Ratios to average net assets:
Expenses, before reimbursements	1.95%		1.86%	1.96%	1.96%	1.97%
Expenses, net of reimbursements	1.95	%C	1.76%	1.96%	1.96%	1.98%
Net investment income (loss), before expense reimbursements	(0.06)%		(0.41)%	(0.58)%	(0.12)%	(0.17)%
Net investment income (loss), net of reimbursements	(0.06)%		(0.31)%	(0.58)%	(0.12)%	(0.17)%
Portfolio turnover rate	48%		69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	This ratio does not include a voluntary reimbursement of service fees as included in the prior year.
D	Per share amounts have been calculated using the average shares method.

102	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Y Class
For a share outstanding throughout the period:	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2019	2018	2017	2016A	2015
Net asset value, beginning of period	$25.77	$29.13	$24.06	$24.41	$27.52
Income (loss) from investment operations:
Net investment income	0.26	0.17	0.12	0.23	0.23
Net gains (losses) on investments (both realized and unrealized)	(0.27)	(0.90)	5.78	0.76	0.01
Total income (loss) from investment operations	(0.01)	(0.73)	5.90	0.99	0.24
Less distributions:
Dividends from net investment income	(0.16)	(0.14)	(0.21)	(0.19)	(0.17)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(3.00)	(2.63)	(0.83)	(1.34)	(3.35)
Net asset value, end of period	$22.76	$25.77	$29.13	$24.06	$24.41
Total returnB	1.93%	(3.03)%	24.70%	4.49%	0.79%
Ratios and supplemental data:
Net assets, end of period	$254,599,477	$342,125,601	$379,409,116	$296,082,333	$251,360,287
Ratios to average net assets:
Expenses, before reimbursements	0.90%	0.87%	0.90%	0.90%	0.90%
Expenses, net of reimbursements	0.90%	0.87%	0.90%	0.90%	0.90%
Net investment income, before expense reimbursements	1.00%	0.59%	0.50%	0.94%	0.90%
Net investment income, net of reimbursements	1.00%	0.59%	0.50%	0.94%	0.90%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	103

American Beacon Small Cap Value Fund
	R6 Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	February 28, 2017A to October 31, 2017
Net asset value, beginning of period	$26.14	$29.51	$28.03
Income from investment operations:
Net investment income (loss)	0.26	0.22	(0.00	)B
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.94)	1.48
Total income (loss) from investment operations	0.01	(0.72)	1.48
Less distributions:
Dividends from net investment income	(0.19)	(0.16)	-
Distributions from net realized gains	(2.84)	(2.49)	-
Total distributions	(3.03)	(2.65)	-
Net asset value, end of period	$23.12	$26.14	$29.51
Total returnC	2.01%	(2.93)%	5.28	%D
Ratios and supplemental data:
Net assets, end of period	$1,308,284,613	$902,241,051	$295,802,679
Ratios to average net assets:
Expenses, before reimbursements	0.80%	0.77%	0.80	%E
Expenses, net of reimbursements	0.80%	0.77%	0.80	%E
Net investment income (loss), before expense reimbursements	1.08%	0.66%	(0.04	)%E
Net investment income (loss), net of reimbursements	1.08%	0.66%	(0.04	)%E
Portfolio turnover rate	48%	69%	48	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 28, 2017 through October 31, 2017 and is not annualized.

104	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Advisor ClassA
For a share outstanding throughout the period:	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2019	2018	2017	2016B	2015
Net asset value, beginning of period	$24.77	$28.09	$23.22	$23.60	$26.69
Income (loss) from investment operations:
Net investment income	0.14	0.06	0.03	0.12	0.13
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.88)	5.57	0.73	0.01
Total income (loss) from investment operations	(0.11)	(0.82)	5.60	0.85	0.14
Less distributions:
Dividends from net investment income	(0.03)	(0.01)	(0.11)	(0.08)	(0.05)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(2.87)	(2.50)	(0.73)	(1.23)	(3.23)
Net asset value, end of period	$21.79	$24.77	$28.09	$23.22	$23.60
Total returnC	1.48%	(3.44)%	24.26%	4.01%	0.41%
Ratios and supplemental data:
Net assets, end of period	$61,618,406	$77,578,775	$98,718,359	$110,205,158	$98,224,328
Ratios to average net assets:
Expenses, before reimbursements	1.34%	1.28%	1.30%	1.31%	1.31%
Expenses, net of reimbursements	1.34%	1.28%	1.30%	1.31%	1.31%
Net investment income, before expense reimbursements	0.56%	0.18%	0.11%	0.53%	0.51%
Net investment income, net of reimbursements	0.56%	0.18%	0.11%	0.53%	0.51%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On January 15, 2016, the Retirement Class closed and the assets were merged into the Advisor Class.
B	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	105

American Beacon Small Cap Value Fund
	R5
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2017	Year EndedA October 31, 2016	Year Ended October 31, 2015
Net asset value, beginning of period	$26.14	$29.51	$24.36	$24.69	$27.80
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.17	0.23	0.24
Net gains (losses) on investments (both realized and unrealized)	(0.25)	(0.94)	5.83	0.79	0.02
Total income (loss) from investment operations	0.01	(0.73)	6.00	1.02	0.26
Less distributions:
Dividends from net investment income	(0.18)	(0.15)	(0.23)	(0.20)	(0.19)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(3.02)	(2.64)	(0.85)	(1.35)	(3.37)
Net asset value, end of period	$23.13	$26.14	$29.51	$24.36	$24.69
Total returnB	2.01%	(2.96)%	24.80%	4.58%	0.87%
Ratios and supplemental data:
Net assets, end of period	$4,073,332,655	$4,604,864,422	$5,527,380,111	$4,717,291,753	$4,313,522,956
Ratios to average net assets:
Expenses, before reimbursements	0.83%	0.80%	0.82%	0.83%	0.81%
Expenses, net of reimbursements	0.83%	0.80%	0.82%	0.83%	0.81%
Net investment income, before expense reimbursements	1.07%	0.66%	0.58%	1.01%	0.99%
Net investment income, net of reimbursements	1.07%	0.66%	0.58%	1.01%	0.99%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

106	Prospectus – Additional Information

American Beacon Small Cap Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,	Year Ended October 31,
	2019	2018	2017	2016A	2015
Net asset value, beginning of period	$25.12	$28.46	$23.52	$23.86	$26.96
Income (loss) from investment operations:
Net investment income	0.22	0.11	0.11	0.19	0.18
Net gains (losses) on investments (both realized and unrealized)	(0.29)	(0.89)	5.60	0.73	(0.02)
Total income (loss) from investment operations	(0.07)	(0.78)	5.71	0.92	0.16
Less distributions:
Dividends from net investment income	(0.09)	(0.07)	(0.15)	(0.11)	(0.08)
Distributions from net realized gains	(2.84)	(2.49)	(0.62)	(1.15)	(3.18)
Total distributions	(2.93)	(2.56)	(0.77)	(1.26)	(3.26)
Net asset value, end of period	$22.12	$25.12	$28.46	$23.52	$23.86
Total returnB	1.67%	(3.28)%	24.43%	4.27%	0.50%
Ratios and supplemental data:
Net assets, end of period	$424,569,237	$538,602,473	$660,241,571	$617,552,712	$723,044,801
Ratios to average net assets:
Expenses, before reimbursements	1.14%	1.13%	1.12%	1.14%	1.15%
Expenses, net of reimbursements	1.14%	1.13%	1.12%	1.14%	1.15%
Net investment income, before expense reimbursements	0.76%	0.33%	0.27%	0.70%	0.67%
Net investment income, net of reimbursements	0.76%	0.33%	0.27%	0.70%	0.67%
Portfolio turnover rate	48%	69%	48%	53%	47%

A	On June 20, 2016, Dreman Value Management, LLC was terminated and ceased managing assets of the Small Cap Value Fund, and was replaced by Foundry Partners, LLC.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	107

Additional Information

Additional information about the Funds is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Funds' website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Funds' Annual and Semi-Annual Reports list each Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Funds' performance. The report of the Funds' independent registered public accounting firm is included in the Annual Report.

SAI

The SAI contains more details about the Funds and their investment policies. The SAI is incorporated in this prospectus by reference (it is legally part of this prospectus). A current SAI is on file with the Securities and Exchange Commission (SEC).

Appendix A to the Prospectus – Intermediary Sales Charge Discounts and Waivers

Appendix A contains more information about specific sales charge discounts and waivers available for shareholders who purchase Fund shares through a specific financial intermediary. Appendix A is incorporated herein by reference (is legally a part of this Prospectus).

To obtain more information about the Funds or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Funds may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds, American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

INTERMEDIARY SALES CHARGE DISCOUNTS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers, which are discussed below. In all instances, it is the purchaser's responsibility to notify the Fund or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive any applicable waivers or discounts. Please see the section entitled "Choosing Your Share Class" for more information on sales charges and waivers available for different classes.

The information in this Appendix is part of, and incorporated into, the Fund's prospectus.

Appendix A: Janney Montgomery Scott

Effective May 1, 2020, if you purchase fund shares through a Janney Montgomery Scott LLC ("Janney") brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge ("CDSC"), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this fund's Prospectus or SAI.

Front-end sales charge* waivers on Class A shares available at Janney

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

■

Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

■

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

■

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

■

Shares acquired through a right of reinstatement.

■

Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

■

Shares sold upon the death or disability of the shareholder.

■

Shares sold as part of a systematic withdrawal plan as described in the fund's Prospectus.

■

Shares purchased in connection with a return of excess contributions from an IRA account.

■

Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in the fund's Prospectus.

■

Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

■

Shares acquired through a right of reinstatement.

■

Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

■

Breakpoints as described in the fund's Prospectus.

■

Rights of accumulation ("ROA"), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

■

Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

 *Also referred to as an "initial sales charge."

Appendix A: Merrill Lynch

A CLASS AND C CLASS PURCHASES THROUGH MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end sales charge waivers) and discounts, which may differ from those disclosed elsewhere in a Fund's prospectus or SAI.

Front-end Sales Load Waivers on A Class Shares available at Merrill Lynch

■

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission- based brokerage account and shares are held for the benefit of the plan.

■

Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)

■

Shares purchased through a Merrill Lynch affiliated investment advisory program.

■

Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

■

Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

■

Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable).

■

Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family).

Prospectus – Appendix	A-1

■

Shares exchanged from C Class (i.e. level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

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Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

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Directors or Trustees of a Fund, and employees of a Fund's investment adviser or any of its affiliates, as described in this Prospectus.

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Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement

CDSC Waivers on A Class and C Class Shares available at Merrill Lynch

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Death or disability of the shareholder

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Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus

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Return of excess contributions from an IRA Account

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Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

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Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

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Shares acquired through a right of reinstatement

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Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms (applicable to A Class and C Class shares only)

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Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers

Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent

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Breakpoints as described in this prospectus.

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Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in the Fund's prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

Appendix A: Morgan Stanley

Effective July 1, 2018, shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Fund's Prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

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Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

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Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules

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Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

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Shares purchased through a Morgan Stanley self-directed brokerage account

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Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management's share class conversion program

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Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Appendix A: Raymond James

Shareholders purchasing Fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Raymond James

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Shares purchased in an investment advisory program.

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Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions.

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Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

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Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

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A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC Waivers on Classes A and C shares available at Raymond James

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Death or disability of the shareholder.

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Shares sold as part of a systematic withdrawal plan as described in the fund's prospectus.

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Return of excess contributions from an IRA Account.

A-2	Prospectus – Appendix

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Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the fund's prospectus.

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Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

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Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: breakpoints, rights of accumulation, and/or letters of intent

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Breakpoints as described in this Prospectus.

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Rights of accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets.

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Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets.

Prospectus – Appendix	A-3

Appendix B

GLOSSARY

ACH	Automated Clearing House
ADRs	American Depositary Receipts
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
CAIA	Chartered Alternative Investment Analyst Association
Capital Gains Distributions	Distributions of realized net capital gains
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CMO	Collateralized Mortgage Obligation
CP	Commercial Paper
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from a Fund's net investment income
DRD	Dividends-received deduction
Equity REIT	Income producing real estate that are owned and often operated by a REIT
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
Fannie Mae	Federal National Mortgage Association
FFCB	Federal Farm Credit Banks
FHLB	Federal Home Loan Bank
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Hybrid REIT	The combination of equity REITs and mortgage REITs
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Junk Bonds	High yield, non-investment grade bonds
LIBOR	ICE LIBOR
LOI	Letter of Intent
LSEG	London Stock Exchange Group
Management Agreement	The Fund’s Management Agreement with the Manager
Moody's	Moody’s Investors Service, Inc.
Mortgage REIT	Mortgage secured by loans on income producing real estate
NAV	Fund's net asset value
NDF	Non-deliverable forward contract
NDO	Non-deliverable Option
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
S&P Global	S&P Global Ratings

B-1	Prospectus – Appendix

SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
State Street	State Street Bank and Trust Company
STRIPS	Separately traded registered interest and principal securities
Subsidiary	A wholly owned subsidiary that is organized under the laws of the Cayman Islands
SVP	Signature Validation Program
Trust	American Beacon Funds
UGMA	Uniform gifts to minor
UK	United Kingdom
UTMA	Uniform transfers to minor
SOFR	Secured Overnight Financing Rate
FCA	UK Financial Conduct Authority

Prospectus – Appendix	B-2

Statement of Additional Information
 February 28, 2020

Ticker
Share Class	A	C	Y	R6	Advisor	R5*	Investor
American Beacon Balanced Fund	ABFAX	ABCCX	ACBYX		ABLSX	AADBX	AABPX
American Beacon Garcia Hamilton Quality Bond Fund			GHQYX	GHQRX		GHQIX	GHQPX
American Beacon International Equity Fund	AIEAX	AILCX	ABEYX	AAERX	AAISX	AAIEX	AAIPX
American Beacon Large Cap Value Fund	ALVAX	ALVCX	ABLYX	AALRX	AVASX	AADEX	AAGPX
American Beacon Mid-Cap Value Fund	ABMAX	AMCCX	ACMYX	AMDRX	AMCSX	AACIX	AMPAX
American Beacon Small Cap Value Fund	ABSAX	ASVCX	ABSYX	AASRX	AASSX	AVFIX	AVPAX

* Formerly known as the Institutional Class.

This Statement of Additional Information ("SAI") should be read in conjunction with the Prospectus dated February 28, 2020 (the "Prospectus") for the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund (each individually a "Fund," and collectively, the "Funds"), each a separate series of the American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Funds' website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Funds' Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus. Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The Funds' Annual Report to shareholders for the fiscal year ended October 31, 2019 and the financial statements and accompanying notes appearing therein are incorporated by reference in this SAI. Copies of the Funds' Annual and Semi-Annual Reports may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUNDS

Each Fund is a separate series of the American Beacon Funds, an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. Each Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. Each Fund is diversified as defined by the Investment Company Act. Each Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the A Class, C Class, Y Class, R6 Class, Advisor Class, R5 Class, and Investor Class shares of the Funds.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of each Fund are described in the Prospectus. This section contains additional information about the Funds' investment policies and risks and types of investments a Fund may purchase. The composition of a Fund's portfolio and the strategies a Fund may use in selecting investments may vary over time. A Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all. In the following table, Funds with an "X" in a particular strategy/risk are more likely to use or be subject to that strategy/risk than those without an "X".

Strategy/Risk	Balanced Fund	Garcia Hamilton Quality Bond Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Asset-Backed Securities	X
Borrowing Risks	X	X	X	X	X	X
Callable Securities	X	X
Cash Equivalents	X	X	X	X	X	X
Commercial Paper	X	X
Common Stock	X		X	X	X	X
Convertible Securities	X		X	X	X	X
Corporate Actions	X	X
Cover and Asset Segregation	X	X	X	X	X	X
Currencies Risk			X
Cybersecurity Risk	X	X	X	X	X	X
Debentures	X	X
Depositary Receipts	X		X	X	X	X
Derivatives	X		X	X	X	X
Dollar Rolls	X
Eurodollar and Yankee CD Obligations	X
Expense Risk	X	X	X	X	X	X
Fixed Income Investments	X	X
Foreign Securities	X		X	X	X	X
Forward Contracts and Futures Contracts	X		X	X	X	X
Forward Foreign Currency Contracts			X
Growth Companies Risk	X		X	X	X	X
Illiquid and Restricted Securities	X	X	X	X	X	X
Index Futures Contracts	X		X	X	X	X
Inflation-Indexed Securities	X	X
Initial Public Offerings	X		X	X	X	X
Interfund Lending	X	X	X	X	X	X
Investment Grade Securities	X	X
Issuer Risk	X	X	X	X	X	X
Large Capitalization Companies Risk	X	X	X	X	X
Market Events	X	X	X	X	X	X
Master Demand Notes	X	X
Mid-Capitalization Companies Risk	X	X	X	X	X	X
Mortgage-Backed Securities	X	X
Municipal Securities		X

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Non-Corporate and Foreign Companies	X		X	X	X	X
Other Investment Company Securities and Exchange-Traded Products	X	X	X	X	X	X
Preferred Stock	X		X	X	X	X
Publicly Traded Partnerships; Master Limited Partnerships	X			X	X	X
Real Estate Related Investments	X	X	X	X	X	X
Rights and Warrants	X		X	X	X	X
Securities Loan Transactions	X		X	X	X	X
Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations	X	X
Small Capitalization Companies Risk	X	X	X	X	X	X
Socially Responsible Investing		X
Supranational Risk			X
Swap Agreements	X		X	X	X	X
Time-Zone Arbitrage			X
U.S. Government Agency Securities	X	X
U.S. Treasury Obligations	X	X	X	X	X	X
Valuation Risk		X
Value Companies Risk	X		X	X	X	X
Variable or Floating Rate Obligations	X	X
Variable Rate Auction and Residual Interest Obligations	X
When-Issued and Forward Commitment Transactions	X	X

Asset-Backed Securities — Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home-equity loans and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust's interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. A Fund is permitted to invest in asset-backed securities, subject to a Fund's rating and quality requirements.

The value of an asset-backed security is affected by, among other things, changes in the market's perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower's other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security's par value. Value is also affected if any credit enhancement has been exhausted.

Borrowing Risk — A Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. A Fund may borrow for temporary purposes. Borrowing may exaggerate changes in a Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce a Fund's return.

Callable Securities — A Fund may invest in fixed income securities with call features. A call feature allows the issuer of the security to redeem or call the security prior to its stated maturity date. In periods of falling interest rates, issuers may be more likely to call in securities that are paying higher coupon rates than prevailing interest rates. In the event of a call, a Fund would lose the income that would have been earned to maturity on that security, and the proceeds received by a Fund may be invested in securities paying lower coupon rates. Thus, a Fund's income could be reduced as a result of a call. In addition, the market value of a callable security may decrease if it is perceived by the market as likely to be called, which could have a negative impact on a Fund's total return.

Cash Equivalents — Cash equivalents include certificates of deposit, time deposits, government obligations, commercial paper, and short-term corporate debt securities.

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper — A Fund may invest in commercial paper and other short-term notes. Commercial paper refers to promissory notes representing an unsecured debt of a corporation or finance company with a fixed maturity of no more than 270 days.

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A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Corporate Actions — From time to time, a Fund may voluntarily participate in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders. Notwithstanding any percentage investment limitation listed under the "Investment Restrictions" section or any percentage investment limitation of the Investment Company Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and by doing so, a Fund would exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the corporate action, a Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Cover and Asset Segregation — A Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. A Fund will comply with guidance from the SEC with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by a Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent a Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if a Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked-to-market basis. Alternatively, a Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

A Fund's approach to asset coverage may vary among different types of transactions. For example, if a Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if a Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If a Fund is protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

With respect to certain investments, a Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with a Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, a Fund's current obligations will generally be equal only to the net amount to be paid by a Fund based on the relative values of the positions held by each party to the agreement (the "net amount").

Inasmuch as a Fund covers its obligations under these transactions as described above, American Beacon Advisors, Inc. (the "Manager") and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisors' ability to manage the Fund's portfolio.

Currencies Risk — A Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. or

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emerging market currencies, non-U.S. currency futures contracts, options on non-U.S. currencies and non-U.S. currency futures and swaps for cross-currency investments.

Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect a Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Funds, and their service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Funds or their sub-advisors, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Funds. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Funds' ability to calculate their NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Funds to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Funds may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Funds may invest, which could result in material adverse consequences for such issuers and may cause the Funds' investment in such companies to lose value.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for a Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Funds, the Manager and the sub-advisors endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, a Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third-party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Debentures — Debentures are unsecured debt securities. The holder of a debenture is protected only by the general creditworthiness of the issuer.

Depositary Receipts — American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

A Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Act resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the CFTC have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies like the Funds that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion a Funds' commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of a Fund's NAV, or alternatively, the

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aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of a Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, a Fund must satisfy a marketing test, which requires, among other things, that a Fund not hold itself out as a vehicle for trading commodity interests. A Fund's ability to use these instruments also may be limited by federal income tax considerations. See the section entitled "Tax Information."

The Manager is not registered as a CPO with respect to the Funds in reliance on the delayed compliance date provided by No-Action Letter 12-38 of the Division of Swap Dealer and Intermediary Oversight ("Division") of the CFTC. Pursuant to this letter and the conditions set forth herein, the Manager is not required to register as a CPO, or rely on an exemption from registration, until six months from the date the Division issues revised guidance on the application of the calculation of the de minimis thresholds in the context of the CPO exemption in CFTC Regulation 4.5 (the "Deadline"). In addition, the Manager has also filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Funds. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Funds.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. A Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose a Fund to an obligation to another party and, as a result, a Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

The SEC has proposed a new Rule 18f-4 that, among other matters, would place limits on the use of derivatives by registered investment companies, such as a Fund. If the rule were to be adopted in the form proposed, a fund's derivatives transactions may, depending upon the circumstances, be subject to additional oversight and regulatory requirements.

Dollar Rolls — A dollar roll is a contract to sell mortgage-backed securities as collateral against a commitment to repurchase similar, but not identical, mortgage-backed securities on a specified future date. The other party to the contract is entitled to all principal, interest, and prepayment cash flows while it holds the collateral. A Fund maintains with its custodian segregated, or earmarked, liquid securities in an amount at least equal to the forward purchase obligation.

Eurodollar and Yankee CD Obligations — Eurodollar obligations are U.S. dollar obligations issued outside the United States by domestic or foreign entities, while Yankee CDs are U.S. dollar obligations issued inside the United States by foreign entities. There is generally less publicly available information about foreign issuers and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. Foreign issuers may use different accounting and financial standards, and the addition of foreign governmental restrictions may affect adversely the payment of principal and interest on foreign investments. In addition, not all foreign branches of United States banks are supervised or examined by regulatory authorities as are United States banks, and such branches may not be subject to reserve requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in a Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that a Fund's net assets decrease due to market declines or redemptions, a Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in a Fund's expense ratio could be significant.

Fixed Income Investments — A Fund may hold debt, including government and corporate debt, and other fixed income securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause a Fund's NAV per share to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities — A Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce a Fund's rights as an investor.

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A Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including: (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

A Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for a Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisors endeavor to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is not invested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in value of the securities or, if a Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the UK voted to exit the European Union, commonly referred to as "Brexit." On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present the political and economic consequences of Brexit are uncertain. While it is not possible to determine the precise impact that Brexit may have on a Fund, the effect on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. To the extent that a Fund's sub-advisor or its parent company is located in the UK or conducts a significant amount of its business in the UK, failure of such sub-advisor to have adequately prepared for Brexit could adversely affect the ability of a sub-advisor to conduct its business and could result in the disruption of services that a sub-advisor provides to the Fund.

Chinese Companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of auditing and financial reporting standards which may result in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/ or enforce a judgment than in other countries; (r) the

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rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China's currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan's economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong's autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

In January 2020, the U.S. and China signed a "Phase 1" trade agreement in response to the ongoing "trade war" that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.

European Securities. The EU's Economic and Monetary Union requires eurozone countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, fiscal and monetary controls, and other factors, each of which may significantly impact every European country and their economic partners. Decreasing imports or exports, changes in governmental or other regulations on trade, changes in the exchange rate of the euro (the common currency of the EU), the threat of default or actual default by one or more EU member countries on its sovereign debt, and/or an economic recession in one or more EU member countries may have a significant adverse effect on the economies of other EU member countries and major trading partners outside Europe.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns relating to economic downturns, rising government debt levels and national unemployment and the possible default of government debt in several European countries. Several countries have agreed to multi-year bailout loans from the European Central Bank, International Monetary Fund, and other institutions. Responses to financial problems by European governments, central banks, and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have unintended consequences. A default or debt restructuring by any European country can adversely impact holders of that country's debt and sellers of credit default swaps linked to that country's creditworthiness, which may be located in other countries and can affect exposures to other EU countries and their financial companies as well. The manner in which the EU and EMU responded to the global recession and sovereign debt issues raised questions about their ability to react quickly to rising borrowing costs and the potential default by an EU country of its sovereign debt and revealed a lack of cohesion in dealing with the fiscal problems of member states. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms, which could increase political or social instability. Additionally, the impact of Brexit, which occurred on January 31, 2020, is so far uncertain. The effect on the UK's economy will likely depend on the nature of trade relations with the EU following its exit. The decision may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy for some time. Additional EU members could decide to abandon the euro and/or withdraw from the EU, which could adversely affect the value of a Fund's investments.

Secessionist movements, such as the Catalan movement in Spain, as well as government or other responses to such movements, may also create instability and uncertainty in the region.

The occurrence of terrorist incidents throughout Europe also could impact financial markets. The impact of these events is not clear but could be significant and far-reaching and materially impact a Fund.

Emerging Market Investments — A Fund may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as: (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of

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exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit a Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for a Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that a Fund could lose the entire value of its investments in the affected markets.

The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S. may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of a Fund's acquisition or disposal of securities.

The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and a Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

A Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Forward Contracts and Futures Contracts — A Fund may enter into forward and futures contracts. Forward and futures contracts, including interest rate and treasury futures contracts obligate the purchaser to take delivery of, or cash settle a specific amount of a commodity, security or obligation underlying the contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts will be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract a Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments (sometimes referred to as "maintenance margin" payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of a Fund's obligations to or from a futures broker. When a Fund purchases or sells a futures contract, it is subject to daily, or even intraday, variation margin calls that could be substantial in the event of adverse price movements. If a Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. A Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse

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associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it purchases or sells futures contracts. The Funds have no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. A Fund would continue to be subject to market risk with respect to the position. In addition, a Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by a sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit a Fund, if investment judgment about the general direction of, for example, an index is incorrect, a Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. A Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Futures Contracts on Stock Indices — A Fund may enter into contracts providing for the making and acceptance of a cash settlement based upon changes in the value of an index of securities ("Index Futures Contracts"). This technique may be used to hedge against anticipated future changes in market prices that otherwise might either adversely affect the value of securities held by a Fund or adversely affect the prices of securities that are intended to be purchased for a Fund at a later date.

In general, each hedging transaction in Index Futures Contracts involves the establishment of a position that will move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken for a Fund will rise in value by an amount that approximately offsets the decline in value of the portion of a Fund's investments that are being hedged. If general market prices move in an unexpected manner, the full anticipated benefits of Index Futures Contracts may not be achieved or a loss may be realized.

Transactions in Index Futures Contracts involve certain risks. These risks could include a lack of correlation between the Futures Contract and the equity market, a potential lack of liquidity in the market and incorrect assessments of market trends, which may result in worse overall performance than if a Futures Contract had not been entered into.

Brokerage costs will be incurred and "margin" will be required to be posted and maintained as a good-faith deposit against performance of obligations under Futures Contracts written into by a Fund.

Forward Foreign Currency Contracts — A Fund may enter into forward foreign currency contracts ("forward currency contract") for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges.  For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges.  For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

A Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, a Fund may use forward currency contracts when a sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

A Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

A Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged.

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In addition, a Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if a Fund owned securities denominated in a foreign currency that a sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies a Fund's exposure to foreign currency exchange rate fluctuations.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, a Fund would continue to be subject to market risk with respect to the position and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities whose U.S. dollar value is being hedged by those contracts involved generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

A Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, a Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor.

Non-Deliverable Currency Forwards — A Fund also may enter into NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of each Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

A Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce a Fund's respective returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, some are now exchange traded pursuant to the Dodd-Frank Act. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary

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market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, that Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund's illiquidity. The Manager or a sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the applicable sub-advisors will carefully monitor a Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Index Futures Contracts — A Fund may invest in Index Futures Contracts for investment purposes, including for short-term cash management purposes. Like other futures contracts, Index Futures Contracts are derivatives. For a further discussion of the risks of derivatives instruments, see "Derivatives."

An Index Futures Contract is a U.S. futures contract traded on an exchange that has been designated a "contract market" by the CFTC and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Index Futures Contracts are traded on a number of exchanges and generally are cash settled.

At the same time an Index Futures Contract on an index is purchased or sold, a Fund must allocate cash or securities as a deposit payment ("initial deposit") based on the contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required.

Inflation-Indexed Securities — Inflation-indexed securities, also known as "inflation-protected securities," are fixed income instruments structured such that their interest payments and principal amounts are adjusted to keep up with inflation.

In periods of deflation when the inflation rate is declining, the principal value of an inflation-indexed security will be adjusted downward. This will result in a decrease in the interest payments thereon. The U.S. Treasury is obligated to repay at least the original principal value at maturity for inflation-indexed securities issued directly by the U.S. Government. However, inflation-indexed securities of other issuers may or may not have the same principal guarantee and may repay an amount less than the original principal value at maturity. Any increase in the principal amount of an inflation-indexed debt security will be considered ordinary income, even though a Fund will not receive the principal until maturity.

There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. A Fund's investments in inflation-indexed securities may lose value in the event that the actual rate of inflation is different than the rate of the inflation index. In addition, inflation-indexed securities are subject to the risk that the Consumer Price Index for All Urban Consumers (the index used for U.S. Treasury inflation-indexed securities) or other relevant pricing index (such as LIBOR) may be discontinued, fundamentally altered in a manner materially adverse to the interests of an investor in the securities, altered by legislation or Executive Order in a materially adverse manner to the interests of an investor in the securities or substituted with an alternative index.

Initial Public Offerings — A Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

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Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Board. The credit facility can provide a borrowing fund with savings at times when the cash position of a Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and a Fund has insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a Fund. When the Funds liquidate portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Funds' need to borrow from banks, the Funds remain free to establish and utilize lines of credit or other borrowing arrangements with banks.

Investment Grade Securities — Investment grade securities that a Fund may purchase, either as part of its principal investment strategy or to implement its temporary defensive policy, include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security (such as S&P Global, Fitch, Inc. or Moody's Investors Service, Inc.) or rated in one of the four highest rating categories by one rating organization if it is the only organization rating that security. A Fund, at the discretion of the Manager or the applicable sub-advisor, may retain a security that has been downgraded below the initial investment criteria. Please see "Appendix C Ratings Definitions" for an explanation of rating categories.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have experienced increased volatility and turmoil. Issuers that have exposure to the real estate, mortgage or credit markets, for example, may be particularly affected, and it is uncertain whether or for how long these conditions could continue. An epidemic outbreak and governments' reaction to such a public health crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on a Fund.

Master Demand Notes — Master demand notes are direct arrangements of obligations, between a lender and a corporate borrower, that permit the investment of fluctuating amounts of money at varying rates of interest. They permit daily changes in the amounts borrowed. The lender has the right to increase or decrease the amount it lends under the note at any time, up to the full amount provided by the note agreement. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

These notes are direct lending arrangements between the lender and borrower, and there is no secondary market for them. The principal plus accrued interest is redeemable at any time, however. This right to redeem the notes depends on the ability of the borrower to make the specified payment on demand. The sub-advisors will consider the earning power, cash flow and other liquidity ratios of an issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. Investments in master demand notes are subject to the limitation on investments in illiquid securities.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mortgage-Backed Securities — Mortgage-backed securities consist of both collateralized mortgage obligations and mortgage pass-through certificates.

Commercial Mortgage-Backed Securities. CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. Many of the risks of investing in CMBS reflect the risk of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. CMBS may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Collateralized Mortgage Obligations. CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage pass-through securities into different groups referred to as "tranches," which are then retired sequentially over time in order of priority. The principal governmental issuers of such

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securities are the FNMA, a government-sponsored corporation owned entirely by private stockholders, and the FHLMC, a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A REMIC is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership, or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. See "Tax Information - Taxation of Certain Investments and Strategies."

Mortgage Pass-Through Securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are generally made monthly, in effect "passing through" monthly payments made by the individual borrowers on the residential mortgage loans that underlie the securities (net of fees paid to the issuer or guarantor of the securities). They are issued by governmental, government-related and private organizations which are backed by pools of mortgage loans.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government, as in the case of securities guaranteed by the GNMA, or guaranteed by agencies or instrumentalities of the U.S. Government, as in the case of securities guaranteed by the FNMA or the FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations.

Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers.

There are a number of important differences among the agencies, instrumentalities and government-sponsored enterprises of the U.S. Government that issue mortgage-related securities and among the securities that they issue. Such agencies and securities include:

(1) GNMA Mortgage Pass-Through Certificates — GNMA is a wholly owned U.S. Government corporation within the U.S. Department of Housing and Urban Development. Ginnie Maes represent an undivided interest in a pool of mortgages that are insured by the Federal Housing Administration or the Farmers Home Administration or guaranteed by the Veterans Administration. Ginnie Maes entitle the holder to receive all payments (including prepayments) of principal and interest owed by the individual mortgagors, net of fees paid to GNMA and to the issuer which assembles the mortgage pool and passes through the monthly mortgage payments to the certificate holders (typically, a mortgage banking firm), regardless of whether the individual mortgagor actually makes the payment. Because payments are made to certificate holders regardless of whether payments are actually received on the underlying mortgages, Ginnie Maes are of the "modified pass-through" mortgage certificate type. The GNMA is authorized to guarantee the timely payment of principal and interest on the Ginnie Maes. The GNMA guarantee is backed by the full faith and credit of the United States, and the GNMA has unlimited authority to borrow funds from the U.S. Treasury to make payments under the guarantee. The market for Ginnie Maes is highly liquid because of the government guarantee, the size of the market, and the active participation in the secondary market of security dealers and a variety of investors.

(2) Mortgage-Related Securities Issued by Private Organizations — Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

(3) FHLMC Mortgage Participation Certificates — Freddie Macs represent interests in groups of specified first lien residential conventional mortgages underwritten and owned by the FHLMC. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. The FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. In cases where the FHLMC has not guaranteed timely payment of principal, the FHLMC may remit the amount due because of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable. Freddie Macs are not guaranteed by the United States or by any of the Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.

(4) FNMA Guaranteed Mortgage Pass-Through Certificates — Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

In September 2008, the Treasury and the FHFA announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage -backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities).

In August 2012, the Treasury amended its preferred stock purchase agreements to provide that FNMA's and FHLMC's portfolios will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring them to reach the $250 billion target by

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December 31, 2018. In 2017, FNMA and FHLMC reduced their mortgage portfolios appropriately and, as a result, each met the December 31, 2017 portfolio targets of $288 billion. FNMA and FHLMC also met the $250 billion cap for year-end 2018. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting from their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured or eliminated altogether. FNMA reported in the second quarter of 2014 that there was "significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship." FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Municipal Securities — Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, revenue obligations, anticipation notes, private activity bonds and municipal warrants. A Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes ("tax-exempt"), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk.

A downgrade in the issuer's or security's credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by a Fund.

General obligation bonds are secured by the pledge of the issuer's full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government.

Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year's lease payments, a lease may terminate with the possibility of default on the lease obligation.

Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations.

Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Tax, revenue or bond anticipation notes are issued by municipalities in expectation of future tax or other revenues that are payable from those taxes or revenues. Bond anticipation notes usually provide interim financing in advance of an issue of bonds or notes, the proceeds of which are used to repay the anticipation notes. Commercial paper, the interest on which is exempt from federal income tax, is issued by municipalities to help finance short-term capital or operating needs in anticipation of future tax or other revenue.

Private activity bonds are issued to finance, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain facilities for water supply, gas, electricity, sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

Non-Corporate and Foreign Companies — A Fund may purchase securities of entities such as limited partnerships, limited liability companies, business and statutory trusts and companies organized outside the United States.

Other Investment Company Securities and Exchange-Traded Products — A Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, ETFs, ETNs, and interests in unit investment trusts. A Fund may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, a Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear a Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with a Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for a Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

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A Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. A Fund would invest in money market funds rather than purchasing individual short-term investments. If a Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of those funds, including such fees charged by the Manager to any applicable money market funds it advises.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

A Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, a Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, a Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses.

An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally. A Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

BDCs are a specialized form of closed-end fund that invest generally in small developing companies and financially troubled businesses. BDCs invest in private companies and thinly traded securities of public companies, including debt instruments. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make fully informed investment decisions. Many debt investments in which a BDC may invest will not be rated by a credit rating agency and will be below investment grade quality. Risks faced by BDCs include: competition for limited BDC investment opportunities; the liquidity of a BDC's private investments; uncertainty as to the value of a BDC's private investments; risks associated with access to capital and leverage; and reliance on the management of a BDC. A Fund's investments in BDCs are similar and include portfolio company risk, leverage risk, market and valuation risk, price volatility risk and liquidity risk.

Each Fund's investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, a Fund may exceed these limits when investing in shares of an ETF or other investment company, subject to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained by the ETF or other investment company that permits an investing fund, such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

The SEC has proposed revisions to the rules permitting funds to invest in other investment companies. The SEC has also proposed rescinding most prior exemptive orders permitting fund of funds arrangements and certain fund of fund rules and SEC staff guidance. The proposed revisions and the related rescissions could alter the operations of fund of funds by limiting their investments in unaffiliated funds and direct investments and potentially imposing restrictions on their ability to redeem the investment company shares they hold.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Publicly Traded Partnerships; Master Limited Partnerships — A Fund may invest in publicly traded partnerships such as MLPs. MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. The general partner or partners are jointly and severally responsible for the liabilities of the MLP. (An MLP also may be an entity similar to a limited partnership, such as an LLC, which has one or more managers or managing members and non-managing members (who are like limited partners)).  A Fund invests in an MLP as a limited partner and normally would not be liable for the debts of the MLP beyond the amount the Fund has invested therein, but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP's creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Related Investments — A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject a Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of a Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent

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in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund's portfolio. A Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free "pass-through" of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets a Fund may invest in rights and warrants.

Securities Loan Transactions — Securities loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a securities loan transaction is to enable a Fund to continue to have the benefits of owning the securities loaned and at the same time capture any demand premium paid by the borrower and to earn fee income or income on the reinvestment of any cash collateral that it receives. Cash collateral received through securities loan transactions may be invested only in those categories of high-quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) a Fund receives collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities; (2) the borrower is required to provide additional collateral if collateral value falls below the required level; (3) a Fund is able to terminate the loan at any time upon one standard settlement period's notice; (4) a Fund receives reasonable interest or other return on the loan or a flat fee from the borrower, as well as amounts approximately equivalent to any dividends, interest or other distributions on the securities loaned, and is entitled to the benefit of any increase in market value of the loaned securities; (5) a Fund may pay reasonable custodian or other fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, but a Fund is entitled to terminate the loan in order to be able to vote the loaned securities.

While there may be delays in recovery of loaned securities or even unindemnified losses should the borrower fail financially or otherwise default, loans will be made only to firms deemed to be acceptable credit risks pursuant to procedures adopted by the Board.

Separately Traded Registered Interest and Principal Securities and Zero Coupon Obligations — Separately traded registered interest and principal securities or "STRIPS" and zero coupon obligations are securities that do not make regular interest payments. Instead they are sold at a discount from their face value. A Fund will take into account as income a portion of the difference between these obligations' purchase prices and their face values. Because they do not pay coupon income, the prices of STRIPS and zero coupon obligations can be very volatile when interest rates change. STRIPS are zero coupon bonds issued by the U.S. Treasury.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Socially Responsible Investing — A Fund's incorporation of environmental, social and/or governance considerations in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As a result of these considerations, a Fund may forego opportunities to buy certain securities when it might otherwise be advantageous to do so, or sell securities when it might be otherwise disadvantageous for it to do so. A Fund's socially responsible investment process may also affect the Fund's exposure to certain sectors or types of investments, which may impact the Fund's relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market.

A Fund's portfolio managers are dependent on available information to assist in the social evaluation process, and, because there are few generally accepted standards to use in such evaluation, the process employed for a Fund may differ from processes employed for other funds.

Supranational Risk — Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income. Obligations of supranational entities are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above in the section "Currencies Risk."

Swap Agreements — A swap is a transaction in which a Fund and a counterparty agree to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) or the performance of specified securities or indices based on a specified amount (the "notional" amount). Nearly any type of derivative, including forward contracts, can be structured as a swap. See "Derivatives" for a further discussion of derivatives risks.

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Swap agreements can be structured to provide exposure to a variety of different types of investments or market factors. For example, in an interest rate swap, fixed-rate payments may be exchanged for floating rate payments; in a currency swap, U.S. dollar-denominated payments may be exchanged for payments denominated in a foreign currency; and in a total return swap, payments tied to the investment return on a particular asset, group of assets or index may be exchanged for payments that are effectively equivalent to interest payments or for payments tied to the return on another asset, group of assets, or index. Swaps may have a leverage component, and adverse changes in the value or level of the underlying asset, reference rate or index can result in gains or losses that are substantially greater than the amount invested in the swap itself.

Some swaps currently are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are exposed to the creditworthiness of the clearing organizations (and, consequently, that of their members - generally, banks and broker-dealers) involved in the transaction. For example, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its agreement with the investor or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be able to recover only a portion of the net amount of gains on its transactions and of the margin owed to it, potentially resulting in losses to the investor.
Swaps that are not centrally cleared, involve the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. To mitigate this risk, a Fund will only enter into swap agreements with counterparties considered by a sub-advisor to present minimum risk of default and a Fund normally obtains collateral to secure its exposure. Changing conditions in a particular market area, whether or not directly related to the referenced assets that underlie the swap agreement, may have an adverse impact on the creditworthiness of a counterparty.

The centrally cleared and OTC swap agreements into which a Fund enters normally provide for the obligations of the Fund and its counterparty in the event of a default or other early termination to be determined on a net basis. Similarly, periodic payments on a swap transaction that are due by each party on the same day normally are netted. To the extent that a swap agreement is subject to netting, a Fund's cover and asset segregation responsibilities will normally be with respect to the net amount owed by that Fund. See "Cover and Asset Segregation" for additional discussion of these matters. However, a Fund may be required to segregate liquid assets equal to the full notional amount of certain swaps, such as written credit default swaps on physically settled forwards or written options. The amount that a Fund must segregate may be reduced by the value of any collateral that it has pledged to secure its own obligations under the swap.

The use of swap agreements requires special skills, knowledge and investment techniques that differ from those required for normal portfolio management. Swaps may be considered illiquid investments; see "Illiquid and Restricted Securities" for a description of liquidity risk.

Currency Swaps. A currency swap involves the exchange of payments denominated in one currency for payments denominated in another. Payments are based on a notional principal amount, the value of which is fixed in exchange rate terms at the swap's inception. Currency swaps are subject to currency risk.

Time-Zone Arbitrage — Investing in foreign securities may involve a greater risk for excessive trading due to "time-zone arbitrage." If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV per share, causes a change in the price of the foreign securities and such price is not reflected in a Fund's current NAV per share, investors may attempt to take advantage of anticipated price movements in securities held by a Fund based on such pricing discrepancies.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that a Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments which may be illiquid or which may become illiquid.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While a Fund's investments in value stocks may limit its downside risk over time, a Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. A Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

Variable or Floating Rate Obligations — The interest rates payable on certain fixed income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

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A Fund may invest in floating rate debt instruments ("floaters") and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every one or three months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

Variable Rate Auction and Residual Interest Obligations — Variable rate auction and residual interest obligations are created when an issuer or dealer separates the principal portion of a long-term, fixed-rate municipal bond into two long-term, variable-rate instruments. The interest rate on one portion reflects short-term interest rates, while the interest rate on the other portion is typically higher than the rate available on the original fixed-rate bond.

When-Issued and Forward Commitment Transactions — These transactions involve a commitment by a Fund to purchase or sell securities at a future date, typically one to two months after the date of the transaction. These transactions enable a Fund to "lock-in" what the Manager or a sub-advisor, as applicable, believes to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, a Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might purchase a security on a when-issued or forward commitment basis and sell a similar security to settle such purchase, thereby obtaining the benefit of currently higher yields. If the other party fails to complete the trade, a Fund may lose the opportunity to obtain a favorable price. For purchases on a when-issued basis, the price of the security is fixed at the date of purchase, but delivery of and payment for the securities is not set until after the securities are issued. The value of when-issued securities is subject to market fluctuation during the interim period and no income accrues to a Fund until settlement takes place. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Forward commitment transactions involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. The payment obligation and interest rate are fixed at the time the buyer enters into the forward commitment. Forward commitment transactions are typically used as a hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued.

A Fund maintains with its custodian segregated (or earmarked) liquid securities in an amount at least equal to the when-issued or forward commitment transaction. When entering into a when-issued or forward commitment transaction, a Fund will rely on the other party to consummate the transaction.  If the other party fails to do so, a Fund may be disadvantaged. Inasmuch as a Fund covers its obligations under these transactions, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of a Fund's assets could impede a sub-advisor's ability to manage the Fund's portfolio.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund may:

Invest up to 20% of its total assets in debt securities that are investment grade at the time of purchase, including obligations of the U.S. Government, its agencies and instrumentalities, corporate debt securities, mortgage-backed securities, asset-backed securities, master-demand notes, Yankee and Eurodollar bank certificates of deposit, time deposits, bankers' acceptances, commercial paper and other notes, inflation-indexed securities, and other debt securities. Investment grade securities include securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, as well as securities rated in one of the four highest rating categories by at least two rating organizations rating that security, such as S&P Global, Fitch, Inc. ("Fitch") or Moody's Investors Service, Inc. ("Moody's"), or rated in one of the four highest rating categories by one rating organization if it is the only rating organization rating that security. Obligations rated in the fourth highest rating category are limited to 25% of each of these Funds' debt allocations. These Funds, at the discretion of the Manager, or the applicable sub-advisor, may retain a debt security that has been downgraded below the initial investment criteria.

The American Beacon International Equity Fund may invest up to 20% of its total assets in non-U.S. debt securities that are rated at the time of purchase in one of the three highest rating categories by any rating organizations or, if unrated, are deemed to be of comparable quality by the applicable sub-advisor and traded publicly on a world market.

Each Fund may (except where indicated otherwise):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been

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issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with a Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of a Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by a Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and a Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisors, as applicable, attempt to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. A Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by such Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. Each Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, a Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as a Fund. For this purpose, "all of a Fund's investable assets" means that the only investment securities that will be held by a Fund will be a Fund's interest in the investment company.

The Funds have no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of each Fund.

The following restrictions have been adopted by each Fund and may be changed with respect to any such Fund only by the majority vote of that Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to each Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

No Fund may (unless otherwise indicated):

1. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Purchase or sell real estate or real estate limited partnership interests, provided, however, that a Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

American Beacon Garcia Hamilton Quality Bond Fund: Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may dispose of real estate acquired as a result of the ownership of securities or other instruments and invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Prospectus.

2. Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3. Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, a Fund may be deemed an underwriter under federal securities law.

4. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

American Beacon Garcia Hamilton Quality Bond Fund: Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with a Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements.

5. Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6. Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as

19

collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7. Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of a Fund's total assets.

8. Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Invest more than 25% of its total assets in the securities of companies primarily engaged in any one industry provided that: (i) this limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) municipalities and their agencies and authorities are not deemed to be industries.  For purposes of this restriction, the Fund will regard only tax-exempt securities issued by municipalities and their agencies not to be an industry.

American Beacon Garcia Hamilton Quality Bond Fund: Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to (i) obligations issued by or guaranteed by the U.S. Government, its agencies or instrumentalities; and (ii) tax exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by a Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of each Fund's policy relating to issuing senior securities set forth above, "senior securities" are defined as Fund obligations that have a priority over the Funds' shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Funds are permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of each Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, each Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

For purposes of each Fund's industry concentration policy set forth above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of a Fund's total assets will be invested in securities issued by any one foreign government or supranational organization. A Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, a Fund will invest in the securities of such a company only if it can do so under its industry concentration policy.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to each Fund (except where noted otherwise) and may be changed with respect to each Fund by a vote of a majority of the Board. Each Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Each Fund, except American Beacon Garcia Hamilton Quality Bond Fund: Purchase securities on margin or effect short sales, except that a Fund may obtain such short term credits as may be necessary for the clearance of purchases or sales of securities.

American Beacon Garcia Hamilton Quality Bond Fund: Purchase securities on margin, except that (1) the Fund may obtain such short term credits as necessary for the clearance of transactions, and (2) the Fund may make margin payments in connection with foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars, securities purchased or sold on a forward-commitment or delayed-delivery basis or other financial instruments.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus with respect to each Fund, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

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TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or a sub-advisor believes it is appropriate and in a Fund's best interest, a Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures or (viii) shares of money market funds, including funds advised by the Manager or a sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that a Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase a Fund's transaction costs and generate additional capital gains or losses.

The increase in the portfolio turnover rate of the American Beacon Garcia Hamilton Quality Bond Fund from 52% during the fiscal year ended October 31, 2017 to 143% during the fiscal year ended October 31, 2018, and the decrease in the portfolio turnover rate to 58% during the fiscal year ended October 31, 2019 reflects the volatility in the interest rate and credit markets. During the fiscal year ended October 31, 2019, as interest rates fluctuated, the subadvisor of the American Beacon Garcia Hamilton Quality Bond Fund was very active with its duration management which is a principal strategy of the Fund. This generated higher turnover. Additionally, towards late 2018, the volatility in credit spreads led the American Beacon Garcia Hamilton Quality Bond Fund to rebalance within its corporate bond holdings.

The increase in the portfolio turnover rate of the American Beacon Balanced Fund from 28% during the fiscal year ended October 31, 2018 to 68% during the fiscal year ended October 31, 2019 likely reflects increased market volatility during the fourth quarter of 2018 and the first quarter of 2019. Additionally, the remainder of the fiscal year ended October 31, 2019 was positive for the markets in which the sub-advisors invest, thereby creating opportunities to sell or trim positions reaching their intrinsic value, as determined by the sub-advisors. Collectively, this generated higher turnover. The American Beacon Balanced Fund's sub-advisors actively trade the portfolio, and when market volatility increases it can result in higher turnover in the American Beacon Balanced Fund, as they take advantage of dislocations in the market.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for each Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC's website at www.sec.gov);

2

a complete list of holdings for each Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC's website at www.sec.gov);

3

a complete list of holdings for each Fund as of the end of each month on the Funds' website (www.americanbeaconfunds.com) approximately twenty days after the end of the month; and

4

ten largest holdings for each Fund as of the end of each calendar quarter on the Funds' website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of a Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in a Fund's best interest. Disclosure of a Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in each Fund's complete list of holdings.

Disclosure of Nonpublic Holdings. Occasionally, certain interested parties - including individual investors, institutional investors, intermediaries that distribute shares of the Funds, third-party service providers, rating and ranking organizations, and others - may request portfolio holdings information that has not yet been publicly disclosed by the Funds. The Funds' policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted the Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict a Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third party service providers require access to Fund holdings to provide services to the Funds or to assist the Manager and the sub-advisors in managing the Funds ("service providers"). The service providers have a duty to keep the Funds' nonpublic information confidential either through written contractual arrangements with the Funds (or another Fund service provider) or by the nature of their role with respect to the Funds (or the

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service provider). The Funds have determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Funds have determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Funds have ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag
State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Funds' custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Ernst & Young LLP	Funds' independent registered public accounting firm	Complete list on annual basis with no lag
Abel Noser Corp.	Trade execution analysis for sub-advisor	Partial list on daily basis with no lag
ACA Performance Services	GIPS verification firm for a sub-advisor	Complete list on a monthly basis with lag
Advent/Tamale	Research management system for sub-advisor	Partial list on a daily basis with lag
Ashland Partners	Performance verification for sub-advisor	Complete list on periodic basis with lag
BBH Infomediary	SWIFT messaging service provider for a sub-advisor	Complete list on daily basis with no lag
Bloomberg, L.P.	Performance and portfolio analytics reporting	Complete list on daily basis with no lag
BondEdge	Financial analytic database	Partial list on a daily basis with lag
Broadridge/ProxyEdge	Proxy voting research provider for sub-advisor	Complete list on a daily basis with lag
Brown Brothers Harriman	Corporate Action Management for a sub-advisor	Complete List on a daily basis with no lag
Charles River Systems	Trade order management for sub-advisors	Partial list on daily basis with no lag
Chicago Clearing	Class Actions	Complete list on a quarterly basis with no lag
DTCC	Trade settlement services for a sub-advisor	Partial list on daily basis with no lag
Eagle Investment Systems Corp.	Portfolio accounting system	Complete list on a daily basis with no lag
Electra	Reconciliation System	Complete list on daily basis with lag
Eze Castle	Trade order management for sub-advisors	Complete list on a daily basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Fiserv	Portfolio Accounting	Complete list on daily basis with no lag
FXTransparency	Trade Execution Assessment	Complete list on weekly basis with no lag
Glass Lewis & Co	Proxy voting services for sub-advisor	Partial list on a periodic basis with lag
Institutional Shareholder Services ("ISS")	Proxy voting research provider to sub-advisors, and share recall services provider to the Manager	Complete list on daily basis with no lag
Investment Technology Group, Inc.	Fair valuation of portfolio securities for Funds with significant foreign securities holdings; transaction cost analysis for sub-advisor	Complete list on daily basis with no lag and more frequently when the Manager seeks advice with respect to certain holdings
LexisNexis	OFAC compliance service for sub-advisor	Complete list on a weekly basis with lag
MSCI Barra, Inc.	Analytics platform to support portfolio risk management for a sub-advisor	Complete list on daily basis with no lag
Northern Trust	Back Office Operation for a sub-advisor	Complete list on a daily basis with no lag
Omgeo LLC	Automated trade matching service for a sub-advisor	Partial list on a daily basis with no lag

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Parametric Portfolio Associates LLC	Provides certain administrative services related to the equitization of cash balances for certain Funds	Partial list on a daily basis with no lag
Russell	Ratings Agency	Complete list on a daily basis with lag
SS&C Advent	Portfolio Accounting for a sub-advisor	Complete list on a daily basis with lag
SS&C Eze	Trading and Order Management for a sub-advisor	Complete list on a daily basis with no lag
SS&C Vision FI	Client and investor reporting system	Complete list on a daily basis with no lag
Street Account	Investment research for sub-advisor	Partial list on a periodic basis with lag
Varden Technologies, Inc.	Client and investor reporting system	Complete list on a daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include broker-dealers, prospective sub-advisors, borrowers of the Funds' portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Funds in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Funds. If the Funds participate in securities lending activities, potential borrowers of the Funds' securities receive information pertaining to the Funds' securities available for loan. Such information is provided on a current basis with no lag. The Funds utilize various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Funds requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Funds do not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Funds would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Funds have ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Funds or that redistribute the Funds' holdings to financial intermediaries to facilitate their analysis of the Funds. The Funds have determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Funds in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Funds' website.

No compensation or other consideration may be paid to the Funds, the Funds' service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Funds' website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Funds, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Funds, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether a Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Funds that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders.

However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy.

The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Funds' SAI.

The Manager and sub-advisors to the Funds may manage substantially similar portfolios for clients other than the Funds. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Funds. The Holdings Policy is not intended to limit the Manager or the sub-advisors from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

A Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. A Fund also has the right to terminate a loan at any time. A Fund does not have the right to vote on securities while they are on loan. However, it is the Funds' policy to attempt to terminate

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loans in time to vote those proxies that a Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of a Fund's total assets (including the value of all assets received as collateral for the loan). The Funds will receive collateral consisting of cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, a Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or "rebate" for the use of that cash collateral. Under the terms of the securities loan agreement between the Funds and State Street, their securities lending agent, State Street indemnifies the Funds for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, a Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. A Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, each Fund, except the American Beacon Garcia Hamilton Quality Bond Fund, intends to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Funds, which includes the general oversight and review of the Funds' investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Funds. The Board oversees the Trust's officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Funds based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's CCO. The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and its Funds, the Board oversees the management of risks relating to the administration and operation of the Trust and the Funds. American Beacon, as part of its responsibilities for the day-to-day operations of the Funds, is responsible for day-to-day risk management for the Funds. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Funds. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Funds.

In general, a Fund's risks include, among others, investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, American Beacon, each Fund's investment adviser, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Funds oversees and regularly monitors the investments, operations and compliance of the Funds' investment advisers.

The Board also oversees risk management for the Trust and the Funds through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Funds' CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Funds. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Funds' CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Funds' CCO regarding the effectiveness of the Funds' compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Funds' CCO to discuss matters relating to the Funds' compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-fourths of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and

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Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Funds. The Independent Chair shall perform such other duties as the Board may from time to time determine.

The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves each Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Funds' independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Funds' operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 33 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, 1 series within the American Beacon Sound Point Enhanced Income Fund, and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board of the Trust also constitute the Board of Trustees of the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund, and the American Beacon Select Funds and each Trustee oversees the Trusts' combined 37 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (50)	Trustee since 2015	Trustee since 2017	Trustee since 2018

President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018)

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Joseph B. Armes (58)	Trustee since 2015	Trustee since 2017	Trustee since 2018

Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018)

Gerard J. Arpey (61)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-Present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (59)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017	Chair since 2019 Vice Chair 2018 Trustee since 2018

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (3) and Open-End Funds (1) (2017-Present).

Eugene J. Duffy (65)	Trustee since 2008	Trustee since 2017	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present).
Claudia A. Holz (62)	Trustee since 2018	Trustee since 2018	Trustee since 2018	Partner, KPMG LLP (1990-2017).
Douglas A. Lindgren (58)	Trustee since 2018	Trustee since 2018	Trustee since 2018

CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).

Barbara J. McKenna (56)	Trustee since 2012	Trustee since 2017	Trustee since 2018	President/Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (74)	Trustee since 2001	Trustee since 2017	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).

* The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

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Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm's New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Holz, and Messrs. Duffy and Alvarado (Chair). Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Funds and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended October 31, 2019.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Turner (Chair) and Armes, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Funds shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Funds, and must otherwise comply with the Declaration of Trust and Bylaws of the Trust. The Nominating and Governance Committee met four (4) times during the fiscal year ended October 31, 2019.

The Trust has an Investment Committee that is comprised of Ms. McKenna (Chair), Messrs. Arpey, and Lindgren. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to the Funds; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to the Funds; (c) to review material changes recommended by the Manager to the allocation of Funds assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objectives or principal investment strategies of the Funds; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended October 31, 2019.

Trustee Ownership in the Funds

The following tables show the amount of equity securities owned in the Funds and all series of the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2019.

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NON-INTERESTED TRUSTEES
American Beacon Fund	Alvarado	Armes	Arpey	Cline	Duffy	Holz	Lindgren	McKenna	Turner
Balanced	None	None	Over $100,000	Over $100,000	None	None	None	None	None
Garcia Hamilton Quality Bond	None	None	None	None	None	$10,001 - $50,000	None	None	None
International Equity	None	None	Over $100,000	Over $100,000	None	None	None	None	None
Large Cap Value	None	None	None	None	None	$10,001 - $50,000	None	None	Over $100,000
Mid-Cap Value	None	None	None	None	None	None	None	None	Over $100,000
Small Cap Value	None	None	None	None	None	$10,001 - $50,000	None	None	Over $100,000
Aggregate Dollar Range of Equity Securities in all Trusts (36 Funds as of December 31, 2019)	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended October 31, 2019.
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES*
Gilbert G. Alvarado	$187,573		$198,750
Joseph B. Armes	$169,877		$180,000
Gerard J. Arpey	$169,877		$180,000
Brenda A. Cline	$236,177	[1]	$250,250
Eugene J. Duffy	$169,877		$180,000
Claudia A. Holz	$169,877		$180,000
Douglas A. Lindgren	$169,877		$180,000
Barbara J. McKenna	$214,706		$227,500
R. Gerald Turner	$166,102	[1]	$176,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Trustee Retirement Plan"). The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Mr. Turner and Ms. Cline. Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending

28

upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Funds. Currently, two individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. One individual and their spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund.

Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (65)	President since 2009	President since 2017	President since 2018

President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

29

Jeffrey K. Ringdahl (45)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Rosemary K. Behan (61)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and Chief Legal Officer since 2018

Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present).

Brian E. Brett (59)	Vice President since 2004	Vice President since 2017	Vice President since 2018

Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015).

Paul B. Cavazos (50)	Vice President since 2016	Vice President since 2017	Vice President since 2018

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present).

Erica B. Duncan (49)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present).

30

Terri L. McKinney (56)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Samuel J. Silver (57)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present).
Melinda G. Heika (58)	Treasurer and Chief Accounting Officer since 2010	Treasurer and Chief Accounting Officer since 2017	Treasurer and Chief Accounting Officer since 2018

Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Sonia L. Bates (63)	Assistant Treasurer since 2011	Assistant Treasurer since 2017	Assistant Treasurer since 2018

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017	Chief Compliance Officer and Assistant Secretary since 2018

Chief Compliance Officer (2004-Present) and Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-Present), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019) and Vice President (2018-Present), Continuous Capital, LLC.

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary since 2017	Assistant Secretary since 2018	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).
Rebecca L. Harris (53)	Assistant Secretary since 2010	Assistant Secretary since 2017	Assistant Secretary since 2018

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary since 2017	Assistant Secretary since 2018

Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

CODE OF ETHICS

The Manager, the Trust, the Distributor, and the sub-advisors each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and the Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

31

PROXY VOTING POLICIES

From time to time, the Funds may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of each Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to each Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures (the "Proxy Policy") that governs proxy voting by the Manager and sub-advisors, including procedures to address potential conflicts of interest between a Fund's shareholders and the Manager, the sub-advisors or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisors' proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Funds' proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

The American Beacon Garcia Hamilton Quality Bond Fund does not intend to own a security whose issuer solicit proxy votes.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of a Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of a Fund. The actions of an entity or person that controls a Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over a Fund or large redemptions by a control person could cause a Fund's other shareholders to pay a higher pro rata portion of a Fund's expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Funds as of January 31, 2020. The Trustees and officers as a group own 8.05% of the R5 Class shares of the American Beacon Balanced Fund, and 2.69% of the Investor shares of the American Beacon Garcia Hamilton Quality Bond Fund.  The Trustees and officers of the Trusts, as a group, own less than 1% of all other classes of each Fund's shares outstanding.

American Beacon Balanced Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor Class	C CLASS	R5 CLASS	Investor CLASS	Y Class
CHARLES SCHWAB & CO FOR THE*						22.40%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*							6.07%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
CHARLES SCHWAB & CO INC*		5.33%				7.92%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		30.95%	10.96%	31.62%	24.04%		47.79%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MERRILL LYNCH PIERCE FENNER & SMITH INC (HOUSE ACCOUNT)*							8.31%
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC*				4.95%	12.74%	28.94%	16.17%
FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS

32

ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		6.06%	5.50%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*			7.56%			6.08%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC FOR THE*					9.52%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBS WM USA*	12.41%		5.78%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*	12.59%		19.27%			6.72%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
ASCENSUS TRUST COMPANY FBO		8.03%
AVADA SOFTWARE 401(K) PROFIT SHARIN
P.O. BOX 10758
FARGO ND 58106-0758
G & L FAMILY PARTNERS LTD				7.67%
1713 ROCK DOVE CIR
COLLEYVILLE TX 76034-7739
GREAT-WEST TRUST COMPANY LLC TRUST/				15.02%
RETIREMENT PLANS
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
LINCOLN RETIREMENT SERVICES COMPANY		11.32%
FBO THURSTON SPRINGER 401K PS PLAN
PO BOX 7876
FORT WAYNE IN 46801-7876
MASSACHUSETTS MUTUAL INSURANCE CO	9.68%
1295 STATE ST # C105
SPRINGFIELD MA 01111-0001
MASSACHUSETTS MUTUAL INSURANCE CO					7.13%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
NATIONWIDE TRUST COMPANY FSB		9.55%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
RELIANCE TRUST COMPANY FBO		31.85%		21.31%

33

MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004
SAXON & CO.	6.42%
VI OMNIBUS ACCOUNT VICA
PO BOX 94597
CLEVELAND OH 44101-4597
WTRISC CO IRA OMNIBUS ACCT		6.69%
C/O ICMA RETIREMENT CORPORATION
777 NORTH CAPITOL STREET, NE
WASHINGTON DC 20002-4239

 American Beacon Garcia Hamilton Quality Bond Fund

Shareholder Address	Fund Percentage (listed if over 25%)	R5 CLASS	Investor Class	R6 CLASS	Y Class
CHARLES SCHWAB & CO INC*		7.48%			31.73%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*					48.83%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*		8.75%	6.71%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
GREAT-WEST TRUST COMPANY LLC TTEE F					11.83%
RECORDKEEPING FOR VARIOUS BENEFIT P
8525 E ORCHARD RD
C/O MUTUAL FUND TRADING
GREENWOOD VILLAGE CO 80111-5002
LINCOLN RETIREMENT SERVICES COMPANY			42.50%
FBO THE GLADNEY CENTER 403B
PO BOX 7876
FORT WAYNE IN 46801-7876
MITRA & CO FBO FCB ERISA DB		8.81%
C/O RELIANCE TRUST CO WI
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280
MITRA & CO FBO FCB		16.47%
C/O RELIANCE TRUST CO (WI)
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280
SEI PRIVATE TRUST COMPANY		5.62%
C/O SUNTRUST BANK ID 866
ATTN: MUTUAL FUND ADMINISTRATOR

34

ONE FREEDOM VALLEY DRIVE
OAKS PA 19456-9989
TD AMERITRADE INC FBO			44.43%
OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226
UBATCO & CO	34.06%			98.48%
FBO COLLEGE SAVINGS GROUP
PO BOX 82535
LINCOLN NE 68501-2535
VALLEE & CO FBO FCB		29.21%
C/O RELIANCE TRUST CO (WI)
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280

American Beacon International Equity Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor Class	C CLASS	R5 CLASS	Investor CLASS	R6 Class	Y CLASS
CHARLES SCHWAB & CO FOR THE*						22.67%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					15.09%		13.72%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
CHARLES SCHWAB & CO INC*					8.66%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN STREET
SAN FRANCISCO CA 94105-1905
NATIONAL FINANCIAL SERVICES LLC*	42.99%		1.00%		33.26%	49.44%	34.45%	83.78%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*						7.61%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*				11.79%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
TD AMERITRADE INC FOR THE*					6.00%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226

35

OMAHA NE 68103-2226
COLORADO RETIREMENT ASSOCIATION FBO			7.29%
CRA 401A & 457 PLANS
C/O FASCORE LLC
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
DCGT AS TTEE AND/OR CUST		5.97%		8.62%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST TRUST COMPANY LLC FBO	16.82%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC TTEE F	5.70%
EMPLOYEE BENEFITS CLIENTS 401K - FG
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
MARIL & CO FBO V7					5.35%
C/O RELIANCE TRUST CO WI
480 PILGRIM WAY - SUITE 1000
GREEN BAY WI 54304-5280
NATIONWIDE LIFE INSURANCE COMPANY		18.07%
QPVA
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
NATIONWIDE TRUST COMPANY FSB		59.98%	6.66%
C/O IPO PORTFOLIO ACCOUNTING
PO BOX 182029
COLUMBUS OH 43218-2029
STATE STREET BANK AND TRUST AS		6.13%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN STREET
BOSTON MA 02111-2901

American Beacon Large Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor Class	C CLASS	R5 CLASS	Investor CLASS	R6 Class	Y CLASS
CHARLES SCHWAB & CO FOR THE*						22.83%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					7.25%		6.85%	8.84%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS

36

211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		18.41%		40.31%				18.06%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
MERRILL LYNCH PIERCE FENNER &*			22.54%	7.11%
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC*		5.64%		19.68%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
NATIONAL FINANCIAL SERVICES LLC*	31.00%		4.34%		56.39%	51.05%	48.08%	30.33%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		7.90%		5.74%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
UBS WM USA*		17.41%						4.91%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
WELLS FARGO CLEARING SERVICES LLC*				11.91%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
DCGT AS TTEE AND/OR CUST							7.03%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH ST
DES MOINES IA 50392-0001
DCGT AS TTEE AND/OR CUST			6.02%					8.66%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST TRUST COMPANY LLC FBO		5.66%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002

37

MASSACHUSETTS MUTUAL INSURANCE CO		14.52%
1295 STATE ST MTP C105
SPRINGFIELD MA 01111-0001
PIMS/PRUDENTIAL RETIREMENT			11.05%
AS NOMINEE FOR THE TTEE/CUST PL 008
EVONIK CORPORATION 401(K)
299 JEFFERSON RD
PARSIPPANY NJ 07054-2827
PIMS/PRUDENTIAL RETIREMENT	33.07%
AS NOMINEE FOR THE TTEE/CUST PL 768
RIBBON COMMUNICATIONS
4 TECHNOLOGY PARK DR
WESTFORD MA 01886-3140
RELIANCE TRUST COMPANY		27.61%
FBO MM STATIONARY ENGINE
PO BOX 28004
ATLANTA GA 30358-0004
VRSCO				5.89%
FBO AIGFSB CUST TTEE FBO
NASSAU HEALTHCARE CORPORATION 457
2727-A ALLEN PARKWAY, 4-D1
HOUSTON TX 77019-2107

American Beacon Mid-Cap Value Fund

Shareholder Address	Fund Percentage(listed if over 25%)	A CLASS	Advisor Class	C CLASS	R5 CLASS	Investor CLASS	R6 Class	Y CLASS
CHARLES SCHWAB & CO FOR THE*						5.74%
EXCLUSIVE BENEFIT OF OUR CUSTOMERS
ATTN MUTUAL FUNDS OPS
9601 E PANORAMA CIR
ENGLEWOOD CO 80112-3441
CHARLES SCHWAB & CO INC*					9.31%			35.69%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*		6.97%		7.10%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*				8.94%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
NATIONAL FINANCIAL SERVICES LLC*			6.21%		35.15%	19.67%	36.79%	34.59%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD

38

JERSEY CITY NJ 07310-1995
PERSHING LLC*		6.81%		9.59%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
RAYMOND JAMES*				16.66%
OMNIBUS FOR MUTUAL FUNDS
HOUSE ACCT FIRM
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UBS WM USA*		12.63%		19.95%				8.77%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
ASCENSUS TRUST COMPANY FBO		7.11%
BAIDU USA, LLC 401(K) PLAN
P.O. BOX 10758
FARGO ND 58106-0758
CBNA AS CUSTODIAN FBO			6.71%
HORNELL CITY SCHOOL DISTRICT 403(B)
6 RHOADS DR STE 7
UTICA NY 13502-6317
DCGT AS TTEE AND/OR CUST			11.62%		5.80%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
FIIOC FBO			21.46%
ORVILLES APPLIANCE INC
401(K) PLAN
100 MAGELLAN WAY (KW1C)
COVINGTON KY 41015-1987
GREAT-WEST LIFE AND ANNUITY		11.00%
FBO FUTURE FUNDS II
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
GREAT-WEST TRUST COMPANY LLC FBO		9.19%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
LINCOLN RETIREMENT SERVICES COMPANY			39.96%
FBO HBCS 401K RETIREMENT
PO BOX 7876
FORT WAYNE IN 46801-7876
LINCOLN RETIREMENT SERVICES COMPANY							36.07%
FBO PORT OF PORTLAND 457B DEF COMP
PO BOX 7876
FORT WAYNE IN 46801-7876
MAC & CO	26.74%					55.55%

39

ATTN: MUTUAL FUND OPERATIONS
500 GRANT STREET
ROOM 151-1010
PITTSBURGH PA 15219-2502
MAC & CO				5.06%
ATTN: MUTUAL FUND OPERATIONS
500 GRANT STREET
ROOM 151-1010
PITTSBURGH PA 15219-2502
MINNESOTA LIFE INSURANCE COMPANY					12.11%
400 ROBERT ST N STE A
SAINT PAUL MN 55101-2099
NATIONWIDE TRUST COMPANY, FSB			6.27%
FBO PARTICIPATING RETIREMENT PLANS
NTC-PLNS
C/O IPO PORTFOLIO ACCOUNTING
P.O. BOX 182029
COLUMBUS OH 43218-2029
RELIANCE TRUST COMPANY FBO	12.13%
ROCKHURST HIGH
P.O. BOX 48529
ATLANTA GA 30362-1529
STATE STREET BANK AND TRUST AS		7.19%
TRUSTEE AND/OR CUSTODIAN
FBO ADP ACCESS PRODUCT
1 LINCOLN STREET
BOSTON MA 02111-2901
TD AMERITRADE TRUST COMPANY					7.18%
ATTN: HOUSE
P.O. BOX 17748
DENVER CO 80217-0748

American Beacon Small Cap Value Fund

Shareholder Address	Fund Percentage (listed if over 25%)	A CLASS	Advisor Class	C CLASS	R5 CLASS	Investor CLASS	R6 Class	Y CLASS
CHARLES SCHWAB & CO INC*					16.86%	16.58%		16.45%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
LPL FINANCIAL*				29.11%				16.56%
4707 EXECUTIVE DR
SAN DIEGO CA 92121-3091
NATIONAL FINANCIAL SERVICES LLC*		6.31%
FOR EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
NATIONAL FINANCIAL SERVICES LLC*	32.38%		4.51%		43.82%	54.52%	54.34%	18.22%

40

FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
RAYMOND JAMES*				7.53%
OMNIBUS FOR MUTUAL FUNDS
ATTN COURTNEY WALLER
880 CARILLON PKWY
ST PETERSBURG FL 33716-1100
UMB BANK CUSTODIAN*	14.21%
SECURITY FINANCIAL RESOURCES
1 SW SECURITY BENEFIT PL
TOPEKA KS 66636-1000
WELLS FARGO CLEARING SERVICES LLC*			4.92%
SPECIAL CUSTODY ACCT FOR THE
EXCLUSIVE BENEFIT OF CUSTOMERS
2801 MARKET ST
ST LOUIS MO 63103-2523
DCGT AS TTEE AND/OR CUST		10.88%	19.14%
FBO PLIC VARIOUS RETIREMENT PLANS
OMNIBUS
ATTN NPIO TRADE DESK
711 HIGH STREET
DES MOINES IA 50392-0001
GREAT-WEST LIFE & ANNUITY	5.35%
FBO FUTURE FUNDS II
8515 E ORCHARD RD # 2T2
GREENWOOD VLG CO 80111-5002
GREAT-WEST TRUST COMPANY LLC FBO	18.97%
EMPLOYEE BENEFITS CLIENTS 401K
8515 E ORCHARD RD 2T2
GREENWOOD VILLAGE CO 80111-5002
ATTN MUTUAL FUND OPS
500 GRANT ST RM 151-1010
PITTSBURGH PA 15219-2502
PIMS/PRUDENTIAL RETIREMENT		26.94%
AS NOMINEE FOR THE TTEE/CUST PL 008
THE INFIRMARY 401(K) PLAN
5 MOBILE INFIRMARY CIR
MOBILE AL 36607-3513
RELIANCE TRUST COMPANY FBO		6.20%
MASSMUTUAL REGISTERED PRODUCT
PO BOX 28004
ATLANTA GA 30358-0004

INVESTMENT SUB-ADVISORY AGREEMENTS

The Funds' sub-advisors are listed below with information regarding their controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with a sub-advisor may be considered affiliates of a Fund with respect to which the subadvisor manages a portion of the Fund's assets.

41

American Century Investment Management, Inc. ("American Century")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
American Century Companies, Inc.	Parent Company	Holding Company
Stowers Institute for Medical Research	Ownership of Parent Company	Medical Research

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
BrightSphere Investment Group Inc.	Parent Company	Financial Services

Brandywine Global Investment Management, LLC (“Brandywine Global”)
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Legg Mason	Parent Company	Financial Services

Causeway Capital Management LLC ("Causeway")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Causeway Capital Holdings LLC	Parent Company	Parent Company

Foundry Partners, LLC ("Foundry")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Foundry Management Partners, LLC	Majority Owner	Financial Services
Rosemont Partners III, L.P.	Minority Owner	Financial Services

Garcia Hamilton & Associates, L.P. ("Garcia Hamilton")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
New Southwest GP Holdings, Inc.	General Partner, wholly owned by Gilbert Andrew Garcia	Financial Services
Gilbert Andrew Garcia	Managing Partner and majority shareholder	Financial Services
Janna Hamilton	Partner	Financial Services

Hillcrest Asset Management, LLC ("Hillcrest")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Hillcrest Holdings, LLC	Majority Owners	Financial Services

Hotchkis and Wiley Capital Management, LLC ("Hotchkis")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
HWCap Holdings, LLC	Majority Owner	Financial Services
Stephens-H&W, LLC	Minority Owner	Financial Services

Lazard Asset Management LLC ("Lazard")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Lazard Freres & Co. LLC	Parent Company	Financial Services

Mellon Investments Corporation ("Mellon")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Bank of New York Mellon Corporation	Parent Company	Financial Services

42

Massachusetts Financial Services Company ("MFS")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Sun Life Financial, Inc	Majority Owner	Financial Services

Pzena Investment Management, LLC ("Pzena")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Richard S. Pzena	Majority Owner	Financial Services
Pzena Investment Management, Inc.	Minority Owner	Financial Services

WEDGE Capital Management, L.L.P. ("WEDGE")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
17 General Partners	Ownership	Financial Services

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with each sub-advisor pursuant to which a Fund pays each sub-advisor an annualized sub-advisory fee that is calculated and accrued daily based on a percentage of the applicable Fund's average daily net assets. Each Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the applicable Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreements will continue in effect from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Investment Advisory Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing each Fund with management and administrative services. The expenses are allocated daily to each class of shares of a Fund based upon the relative proportion of net assets represented by such class. The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of a Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

The Manager is paid a management fee for all Funds except Garcia Hamilton Quality Bond Fund based on the following schedule:

First $15 billion	0.35%
Next $15 billion	0.325%
Over $30 billion	0.30%

The Manager also receives a fee of 0.15% of the average daily net assets of the Balanced Fund as compensation for the management of a portion of the Fund's assets.

43

For the American Beacon Garcia Hamilton Quality Bond Fund, the Management Agreement provides for the Manager to receive an annualized fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class.

Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records; and

■

supervising the provision of services to the Trust by third parties; and

■

administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisors, the Manager may invest the portion of a Fund's assets that a sub-advisor determines to be allocated to short-term investments.

The Funds are responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of a Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of a Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by sub-advisors to the investment style of a Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisors; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for each Fund in order to maintain competitive expense ratios for each Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of a Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of a Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by a Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services, and the investment advisory fees paid to the sub-advisors based on a Fund's average daily net assets for each Fund's three most recent fiscal years ended October 31. The following tables also show the fees waived or recouped by the Manager and the fees waived by a sub-advisor, if applicable. The fees paid to the Manager were equal to 0.35% of each Fund's average daily net assets. In the tables below, the fees paid to the sub-advisors are expressed both as a dollar amount and percentage of a Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
Fund	2017	2018	2019
Balanced	$1,839,408	$1,171,539	$961,308
Garcia Hamilton Quality Bond	$488,328	$625,499	$1,226,446
International Equity	$9,740,107	$11,153,117	$9,964,028
Large Cap Value	$26,931,676	$24,346,299	$19,827,185
Mid-Cap Value	$2,190,546	$2,816,411	$2,057,593
Small Cap Value	$24,267,744	$25,400,214	$22,057,579

44

Sub-Advisor Fees (Gross)*
Fund	2017	2018	2019
Balanced	$787,805	$583,353	$483,500
	0.14%	0.17%	0.18%
Garcia Hamilton Quality Bond	$279,942	$358,428	$701,153
	0.20%	0.20%	0.20%
International Equity	$7,627,123	$8,875,935	$7,300,810
	0.27%	0.28%	0.26%
Large Cap Value	$14,063,736	$14,037,058	$11,322,783
	0.18%	0.20%	0.20%
Mid-Cap Value	$2,821,287	$3,387,845	$2,584,424
	0.45%	0.42%	0.41%
Small Cap Value	$27,106,569	$27,568,369	$24,902,415
	0.40%	0.38%	0.38%

* Sub-Advisor Fees includes fees paid to Templeton Investment Counsel, LLC ("Templeton"), formerly a sub-advisor of the American Beacon International Equity Fund ("International Equity Fund"), for the fiscal year ended October 31. 2019. On January 29 , 2020, American Century Investment Management, Inc. was appointed a sub-advisor to the International Equity Fund and Templeton was terminated as a sub-advisor to the International Equity Fund.

Management Fees (Waived)/Recouped
Fund	2017	2018	2019
Balanced	-	-	-
Garcia Hamilton Quality Bond	$(334,782)	$(410,947)	$(745,393)
International Equity	$(3,001)	$(8,383)	$(43,265)
Large Cap Value	$(1,950)	$(37,769)	$(128,272)
Mid-Cap Value	-	$(2,078)	$(621)
Small Cap Value	-	-	-

Sub-Advisor Fees (Waived*)
Fund	2017	2018	2019
Balanced	$0	$0	$0
Garcia Hamilton Quality Bond	$0	$0	$0
International Equity	$0	$0	$0
Large Cap Value	$0	$0	$0
Mid-Cap Value	$0	$0	$0
Small Cap Value	$0	$0	$0

* Sub-Advisor Fees includes fees paid to Templeton Investment Counsel, LLC ("Templeton"), formerly a sub-advisor of the American Beacon International Equity Fund ("International Equity Fund"), for the fiscal year ended October 31. 2019. On January 29 , 2020, American Century Investment Management, Inc. was appointed a sub-advisor to the International Equity Fund and Templeton was terminated as a sub-advisor to the International Equity Fund.

Distribution Fees

The Manager (or another entity approved by the Board) under a distribution plan adopted pursuant to Rule 12b-1 under the Investment Company Act, is paid up to 0.25% per annum of the average daily net assets of the A Class shares, and Advisor Class shares, and up to 1.00% per annum of the average daily net assets of the C Class shares of each Fund for distribution and shareholder servicing related services, including expenses relating to selling efforts of various broker-dealers, shareholder servicing fees and the preparation and distribution of A Class, C Class, and Advisor Class advertising material and sales literature. The Manager will receive Rule 12b-1 fees from the A Class, C Class, and Advisor Class regardless of the amount of the Manager's actual expenses related to distribution and shareholder servicing efforts on behalf of each Class. Thus, the Manager may realize a profit or a loss based upon its actual distribution and shareholder servicing related expenditures for the A Class, C Class, and Advisor Class shares. The Manager anticipates that the Rule 12b-1 plan will benefit shareholders by providing broader access to the Funds through broker-dealers and other financial intermediaries who require compensation for their expenses in order to offer shares of the Funds. Distribution fees pursuant to Rule 12b-1 under the Investment Company Act for the fiscal year ended October 31, 2019 were:

45

A Class
Fund	Distribution Fee
Balanced	$41,419
International Equity	$33,509
Large Cap Value	$117,558
Mid-Cap Value	$18,854
Small Cap Value	$163,376
C Class
Fund	Distribution Fee
Balanced	$326,377
International Equity	$60,744
Large Cap Value	$66,992
Mid-Cap Value	$48,369
Small Cap Value	$127,208

Advisor Class
Fund	Distribution Fee
Balanced	$15,622
International Equity	$110,578
Large Cap Value	$164,038
Mid-Cap Value	$7,873
Small Cap Value	$172,147

Certain sub-advisors of the Funds or other series of the American Beacon Funds contribute to the Manager to support the Funds' distribution activities.

Service Plan Fees

The A Class, C Class, Advisor Class, and Investor Class have each adopted a Service Plan (collectively, the "Service Plans"). The Service Plans authorize the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares and up to 0.25% per annum of the average daily net assets of the A Class shares, C Class shares, and Advisor Class shares. In addition, a Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of A Class, C Class, Y Class, R5 Class, Advisor Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of a Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears. The primary expenses expected to be incurred under the Service Plans are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service fees paid by the A Class, C Class, Y Class (to April 1, 2017) and Investor Class shares of each Fund pursuant to the applicable Service Plan for the last three fiscal years ended October 31 are set forth below.

A Class
Fund	2017	2018	2019
Balanced	$37,215	$9,561	$18,015
International Equity	$32,779	$18,909	$23,354
Large Cap Value	$57,460	$38,791	$72,845
Mid-Cap Value	$30,822	$23,093	$15,643
Small Cap Value	$96,981	$127,110	$125,754

C Class
Fund	2017	2018	2019
Balanced	$64,227	$15,938	$33,747
International Equity	$9,186	$5,730	$6,893
Large Cap Value	$13,024	$4,500	$6,803
Mid-Cap Value	$9,962	$1,455	$5,442
Small Cap Value	$23,047	$11,052	$16,284

46

Y Class
Fund	2017	2018	2019
Balanced	$21,650*	-	-
Garcia Hamilton Quality Bond	$1,256*	-	-
International Equity	$347,126*	-	-
Large Cap Value	$150,459*	-	-
Mid-Cap Value	$32,652*	-	-
Small Cap Value	$153,673*	-	-

* Service Fees for Y Class from November 1, 2016 to April 1, 2017.

Advisor Class
Fund	2017	2018	2019
Balanced	$27,339	$19,858	$14,548
International Equity	$80,758	$135,576	$110,520
Large Cap Value	$248,199	$195,573	$164,549
Mid-Cap Value	$13,920	$9,225	$7,805
Small Cap Value	$266,025	$235,712	$194,862

Investor Class
Fund	2017	2018	2019
Balanced	$396,638	$390,629	$323,952
Garcia Hamilton Quality Bond	$22,628	$26,091	$54,616
International Equity	$1,194,225	$1,071,699	$822,238
Large Cap Value	$7,436,466	$6,210,119	$4,535,505
Mid-Cap Value	$599,891	$1,111,866	$839,240
Small Cap Value	$2,186,145	$2,157,748	$1,604,605

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by a Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

Fees received by the Manager from securities lending for the last three fiscal years ended October 31 were approximately as follows:

Fund	2017	2018	2019
Balanced	$1,403	$3,011	$661
Garcia Hamilton Quality Bond	-	-	-
International Equity	$125,630	$93,380	$100,599
Large Cap Value	$39,005	$47,013	$15,156
Mid-Cap Value	$5,376	$9,395	$1,746
Small Cap Value	$404,609	$264,301	$212,913

47

State Street serves as securities lending agent for each Fund that engages in securities lending and, in that role, administers each Fund's securities lending program pursuant to the terms of a securities lending authorization agreement entered into between each Fund and State Street ("Securities Lending Agreement").

As securities lending agent, State Street is responsible for the implementation and administration of each Fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the Fund's behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (9) establishing and maintaining records related to the Fund's securities lending activities. Additionally, State Street has indemnified each Fund for borrower default as it relates to the securities lending program administered by State Street.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income each Fund earned and the fees and compensation it paid to service providers (including fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

	Balanced Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Gross income earned by the fund from securities lending activities	$29,432	$1,699,739	$483,159	$112,083	$3,347,273
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$661	$100,599	$15,156	$1,746	$212,913
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,164	$37,256	$33,248	$18,132	$100,011
Administrative fees not included in revenue split	-	-	-	-	-
Indemnification fee not included in revenue split	-	-	-	-	-
Rebate (paid to borrower)	$20,437	$580,052	$322,905	$75,986	$1,291,869
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$661	$100,599	$15,156	$1,746	$212,913
Aggregate fees/compensation paid by the fund for securities lending activities	$22,922	$818,506	$386,465	$97,611	$1,817,706
Net income from securities lending activities	$6,510	$881,233	$96,694	$14,472	$1,529,567

The SEC has granted exemptive relief that permits each Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. ("RID" or "Distributor") is the Funds' distributor and principal underwriter of the Funds' shares.

RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Funds' shares. Pursuant to the Distribution Agreement, to the extent applicable, the Distributor receives, and may re-allow to broker-dealers, all or a portion of the sales charge paid by the purchasers of A Class and C Class shares. For A Class and C Class shares, the Distributor receives commission revenue consisting of the portion of the A Class and C Class sales charge remaining after the allowances by the Distributor to the broker dealers. The Distributor retains any portion of the commission fees that are not paid to the broker-dealers for use solely to pay distribution related expenses.

Prior to March 1, 2018, Foreside, located at Three Canal Plaza, Suite 100, Portland, Maine 04101, served as the distributor and principal underwriter of the Funds' shares. Pursuant to a Sub-Administration Agreement between Foreside and the Manager in effect through February 28, 2018, Foreside received a fee from the Manager for providing administrative services in connection with the marketing and distribution of shares of the Trust, including the registration of Manager employees as registered representatives of Foreside to facilitate distribution of Fund shares. Foreside also received a fee from the Manager under a Marketing Agreement pursuant to which Foreside provided services in connection with the marketing of a Fund to institutional investors. Pursuant to the Distribution Agreement with the Trust in effect through February 28, 2018, Foreside received, and may have re-allowed to broker-dealers, all or a portion of the sales charge paid by the purchasers of A and C Class shares. For A and C Class shares, Foreside received commission revenues consisting of the portion of A and C Class sales charge remaining after the allowances by Foreside to the broker dealers. Foreside retained any portion of the commission fees that were not paid to the broker-dealers for use solely to pay distribution related expenses.

48

The aggregate sales charges paid to, or retained by, Foreside from the sale of shares and the CDSC retained by Foreside on the redemption of shares during the Funds' fiscal year ended October 31, 2017, and for the period from November 1, 2017 through February 28, 2018, are shown in the table below.

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Balanced	2018	$41,290	$3,380	$2,422	-
	2017	$208,741	$23,984	$9,571	-
Garcia Hamilton Quality Bond	2018	-	-	-	-
	2017	-	-	-	-
International Equity	2018	$22,670	$3,091	$32	-
	2017	$39,934	$5,148	$872	-
Large Cap Value	2018	$7,608	$1,070	$32	-
	2017	$20,277	$1,849	$1,259	-
Mid-Cap Value	2018	$17,036	$2,255	$64	-
	2017	$18,006	$2,147	$716	-
Small Cap Value	2018	$24,718	$3,562	$229	-
	2017	$66,488	$8,648	$1,561	-
The aggregate sales charges paid to, or retained by, the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares from the period March 1, 2018 through October 31, 2018, and the fiscal year ended October 31, 2019, are shown in the table below.

American Beacon Fund		Sales Charge Revenue		Deferred Sales Charge Revenue
	Fiscal Year	Amount Paid to Distributor	Amount Retained by Distributor	Amount Paid to Distributor	Amount Retained by Distributor
Balanced	2019	$61,855	$6,499	$3,005	-
	2018	$44,377	$4,077	$3,280	-
Garcia Hamilton Quality Bond	2019	-	-	-	-
	2018	-	-	-	-
International Equity	2019	$11,098	$1,371	-	-
	2018	$12,399	$1,554	$590	-
Large Cap Value	2019	$14,746	$527	$3,155	-
	2018	$8,526	$968	$164	-
Mid-Cap Value	2019	$3,730	$325	$797	-
	2018	$13,923	$1,302	$1,344	-
Small Cap Value	2019	$25,084	$2,700	$399	-
	2018	$23,310	$2,251	$391	-

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation. However, as shown in a separate chart, RID may receive distribution fees (i.e., Rule 12b-1 fees) from a Fund.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Funds. State Street also serves as the Funds' Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides each Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC ("Parametric"), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of cash balances for certain Funds.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169, is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

49

The Funds' independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Funds.

PORTFOLIO MANAGERS

The portfolio managers to each Fund (the "Portfolio Managers") have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by each Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Beacon Advisors, Inc.
Kirk L. Brown	1 ($0.5 bil)	1 ($0.4 bil)	2 ($13.0 bil)	None	None	None
Paul B. Cavazos	1 ($0.5 bil)	2 ($0.7 bil)	2 ($13.0 bil)	None	None	None
Colin J. Hamer	1 ($0.5 bil)	1 ($0.3 bil)	2 ($13.0 bil)	None	None	None
Erin Higginbotham	None	None	4 ($7.3 bil)	None	None	None
Mark M. Michel	1 ($0.5 bil)	1 ($0.4 bil)	2 ($13.0 bil)	None	None	None
Gene L. Needles, Jr.	1 ($0.5 bil)	2 ($0.7 bil)	2 ($13.0 bil)	None	None	None
Samuel Silver	1 ($1.2 bil)	4 ($7.3 bil)	4 ($7.3 bil)	None	None	None
Cynthia M. Thatcher	None	1 ($0.3 bil)	1 ($12.4 bil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
American Century Investment Management, Inc.*
Alvin Polit	1($363.4 mil)	1($168.9 mil)	1($0.9 mil)	None	None	None
Jonathan Veiga	1($363.4 mil)	1($168.9 mil)	None	None	None	None

* As of December 31, 2019

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	None	None	4($284.7 mil)	None	None	None
Mark Giambrone[1],2	6($12.5 bil)	1($301.9 mil)	37($5.4 bil)	1($18.7 bil)	None	1($45.5 mil)
Terry L. Pelzel[1]	2($2.6 bil)	1($15.8 mil)	6($967 mil)	1($1.3 bil)	None	1($45.5 mil)
James S. McClure	1($37.8 mil)	2($54.7 mil)	14($933 mil)	None	None	None
John P. Harloe	1($37.8 mil)	2($54.7 mil)	14($933 mil)	None	None	None
J. Scott McDonald	3($122.7 mil)	2($343.3 mil)	98($10.7 bil)	None	None	1($952 mil)
Mark C. Luchsinger	3($122.7 mil)	2($343.3 mil)	97($10.7 bil)	None	None	1($952 mil)
Deborah A. Petruzzelli	2($110.2 mil)	2($343.3 mil)	58($4 bil)	None	None	None
Rahul Bapna	3($122.7 mil)	2($343.3 mil)	97($10.7 bil)	None	None	1($952 mil)
Coleman Hubbard[3]	1($43.6 mil)	2($67.3 mil)	14 ($1.0 bil)	None	None	None

1 Messrs. Giambrone and Pelzel are members of the diversified large cap value equity team managing 24 other accounts and $6.0 billion.

2 Mr. Giambrone is also a member of various other equity value teams managing 8 other accounts and $4.7 billion.

3 As of January 1, 2020.

50

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brandywine Global Investment Management, LLC
Henry Otto	8($7.5 bil)	16($152 mil)	28($560 mil)	None	None	1($35 mil)
Steve Tonkovich	8($7.5 bil)	16($152 mil)	28($560 mil)	None	None	1($35 mil)
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Causeway Capital Management LLC
Sarah H. Ketterer	16($13.8 bil)	24($5.2 bil)	146($23.3 bil)	None	None	9($2.3 bil)
Harry W. Hartford	16($13.8 bil)	24($5.2 bil)	99($23.1 bil)	None	None	9($2.3 bil)
James A. Doyle	16($13.8 bil)	24($5.2 bil)	98($23.1 bil)	None	None	9($2.3 bil)
Jonathan P. Eng	16($13.8 bil)	24($5.2 bil)	95($23.1 bil)	None	None	9($2.3 bil)
Conor Muldoon	16($13.8 bil)	24($5.2 bil)	93($23.1 bil)	None	None	9($2.3 bil)
Ellen Lee	16($13.8 bil)	24($5.2 bil)	93($23.1 bil)	None	None	9($2.3 bil)
Alessandro Valentini	16($13.8 bil)	24($5.2 bil)	95($23.1 bil)	None	None	9($2.3 bil)
Steven Nguyen	16($13.8 bil)	24($5.2 bil)	93($23.1 bil)	None	None	9($2.3 bil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Foundry Partners, LLC
Mark Roach	1($189 mil)	0($0 mil)	9($112 mil)	None	None	None
Mario Tufano	1($189 mil)	0($0 mil)	9($112 mil)	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Garcia Hamilton & Associates, L.P.
Gilbert Garcia	None	None	345($14.3 bil)	None	None	2($66.9 mil)
Nancy Rodriguez	None	None	345($14.3 bil)	None	None	2($66.9 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hillcrest Asset Management LLC
Brian R. Bruce	None	4($115.3 mil)	7($71.5 mil)	None	None	None
Douglas Stark	None	4($115.3 mil)	7($71.5 mil)	None	None	None
Brandon Troegle	None	4($115.3 mil)	7($71.5 mil)	None	None	None

51

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Hotchkis and Wiley Capital Management, LLC
George Davis	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
David Green	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
Scott McBride	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
Patricia McKenna	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
Jim Miles	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
Judd Peters	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
Ryan Thomes	14($13.6 bil)	12($1.3 bil)	57($8.6 bil)	1($8.1 bil)	1($48 mil)	5($1.8 bil)
	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lazard Asset Management LLC
Michael A. Bennett	15($14.9 bil)	13($3.2 bil)	205($25.4 bil)	1($4.1 bil)	None	1($117.5 mil)
Giles Edwards	11($8.4 bil)	9($2.3 bil)	164($17.9 bil)	1($4.1 bil)	None	1($117.5 mil)
Michael G. Fry	11($8.4 bil)	9($2.3 bil)	164($17.9 bil)	1($4.1 bil)	None	1($117.5 mil)
Kevin J. Matthews	11($8.4 bil)	9($2.3 bil)	164($17.9 bil)	1($4.1 bil)	None	1($117.5 mil)
Michael S. Powers	14($8.6 bil)	9($2.3 bil)	164($17.9 bil)	1($4.1 bil)	None	1($117.5 mil)
John Reinsberg	14($10.78bil)	14($2.5 bil)	84($15.3 bil)	None	None	2($416.6 mil)

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Massachusetts Financial Services Company
Steven Gorham*	17(76.3 bil)	8(6.52 bil)	40(18.5 bil)	None	None	None
Katherine Cannan	None	None	None	None	None	None
Nevin Chitkara	18($76.3 bil)	8($6.52 bil)	40($18.5 bil)	None	None	None

* Effective December 31, 2020, Steven Gorham will retire and no longer serve as an Investment Officer and Portfolio Manager of the Fund.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mellon Investments Corporation
Joseph M. Corrado	3($1.5 bil)	2($83.3 mil)	9($872.9 mil)	None	None	None
Edward R. Walter	1($61.7 mil)	None	None	None	None	None

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Pzena Investment Management, LLC
Richard S. Pzena	8($10.6 bil)	21($1.0 bil)	69($1.5 bil)	2($7.8 bil)	2($135 mil)	None
John Flynn	10($10.7 bil)	18($0.9 bil)	102($2.3 bil)	2($7.8 bil)	1($3.9 mil)	None
Ben Silver	10($10.7 bil)	32($3.8 bil)	119($6.0 bil)	2($7.8 bil)	3($481.7 mil)	None

52

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
WEDGE Capital Management, L.L.P.
John Carr	2($480.2 mil)	2($202.3 mil)	138($4.1 bil)	None	None	None
Brian Pratt	2($480.2 mil)	2($202.3 mil)	138($4.1 bil)	None	None	None
Michael Ritzer	2($480.2 mil)	2($202.3 mil)	138($4.1 bil)	None	None	None
Richard Wells	2($480.2 mil)	2($202.3 mil)	138($4.1 bil)	None	None	None

Conflicts of Interest

As noted in the table above, the Portfolio Managers manage accounts other than the Funds. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Funds' investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the Manager and each sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of a Fund and other accounts. The information regarding potential conflicts of interest of a sub-advisor was provided by the sub-advisors as of October 31, 2019.

The Manager The Manager's Portfolio Managers are responsible for managing the Funds and other accounts, including separate accounts and unregistered funds. The Manager typically assigns Funds and accounts with similar investment strategies to the same Portfolio Manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of both the Funds and other accounts may raise potential conflicts of interest due to the interest held by the Manager or one of its affiliates in an account and certain trading practices used by the Portfolio Managers (e.g., cross trades between a Fund and another account and allocation of aggregated trades). The Manager has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Manager has adopted policies limiting the ability of Portfolio Managers to cross securities between a Fund and a separate account and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

Portfolio Managers of the Manager with responsibility for oversight of Fund sub-advisors are also responsible for overseeing sub-advisors selected by the Manager to manage other client accounts. In some cases, the same investment process and overall investment strategy are used for both a Fund and another client account. When a sub-advisor has a limited capacity for managing assets, these Portfolio Managers may have an incentive to allocate the capacity disproportionately among clients. Certain Portfolio Managers oversee fixed income assets managed internally by the Manager as well as equity and fixed income assets managed externally by sub-advisors. Potential conflicts of interest may occur when the Manager's Portfolio Managers allocate Fund assets to internal fixed income Portfolio Managers rather than external Portfolio Managers, since the Manager has the potential to earn more fees under this scenario. These potential conflicts of interest are disclosed to the Board in connection with the process of approving the Manager as an investment advisor to the Funds.

American Century Investment Management, Inc. ("American Century") This information was provided by American Century as of December 31, 2019. Certain conflicts of interest may arise in connection with the management of multiple portfolios. Potential conflicts include, for example, conflicts among investment strategies, such as one portfolio buying or selling a security while another portfolio has a differing, potentially opposite position in such security. This may include one portfolio taking a short position in the security of an issuer that is held long in another portfolio (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.

Responsibility for managing American Century client portfolios is organized according to investment discipline. Investment disciplines include, for example, disciplined equity, global growth equity, global value equity, global fixed income, multi-asset strategies, exchange traded funds, and Avantis Investors funds. Within each discipline are one or more portfolio teams responsible for managing specific client portfolios. Generally, client portfolios with similar strategies are managed by the same team using the same objective, approach, and philosophy. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which minimizes the potential for conflicts of interest. In addition, American Century maintains an ethical wall around each of its equity investment disciplines (global value equity, global growth equity, disciplined equity, equity exchange traded funds, and Avantis Investors funds), meaning that access to information regarding any portfolio's transactional activities is only available to team members of the investment discipline that manages such portfolio. The ethical wall is intended to aid in preventing the misuse of portfolio holdings information and trading activity in the other disciplines.

For each investment strategy, one portfolio is generally designated as the "policy portfolio." Other portfolios with similar investment objectives, guidelines and restrictions, if any, are referred to as "tracking portfolios." When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century's trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases, a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.

American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because initial public offerings (IPOs) are usually

53

available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. Fixed income securities transactions are not executed through a centralized trading desk. Instead, portfolio teams are responsible for executing trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system.

Finally, investment of American Century's corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios. None of the portfolio managers or investment analysts servicing the American Beacon International Equity Fund perform services for hedge funds or other private investment companies.

Barrow, Hanley, Mewhinney & Strauss, LLC ("Barrow") Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Fund(s)). Barrow manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes and oversight by directors and independent third parties to ensure that no client, regardless of type or fee structure, is intentionally favored or disfavored at the expense of another. Barrow's investment management and trading policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Brandywine Global Investment Management, LLC ("Brandywine Global") Brandywine Global does not foresee any potentially material conflicts of interest as a result of concurrent management of the American Beacon Small Cap Value Fund and other accounts. Brandywine Global follows the same buy and sell discipline for all positions across all portfolios, subject to client specific restrictions. Portfolios may differ in a strategy slightly due to differences in available cash, contributions and withdrawals.

Causeway Capital Management LLC ("Causeway") The Causeway portfolio managers who manage a portion, or "Sleeve," of the American Beacon International Equity Fund (the "Sleeve") also manage their own personal accounts and other accounts, including corporations, pension plans, public retirement plans, sovereign wealth funds, superannuation funds, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, and other institutions (collectively, "Other Accounts"). In managing the Other Accounts, the portfolio managers employ investment strategies similar to that used in managing the Sleeve, subject to certain variations in investment restrictions. The portfolio managers purchase and sell securities for the Sleeve that they also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. The Other Accounts pay higher management fee rates than the Sleeve or pay performance-based fees to Causeway. Causeway is the investment adviser and sponsor of a number of mutual funds: Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway Global Absolute Return Fund, and Causeway International Small Cap Fund (together, the "Causeway Mutual Funds"). Causeway also sponsors and manages certain other commingled vehicles in its international value equity strategy that are offered to institutional investors. Most of the portfolio managers have personal investments in one or more of the Causeway Mutual Funds. Each of Ms. Ketterer and Mr. Hartford hold, through estate planning vehicles, a controlling voting stake in Causeway's parent holding company and Messrs. Doyle, Eng, Muldoon, Valentini, Nguyen and Ms. Lee have minority interests in Causeway's parent holding company.

Actual or potential conflicts of interest arise from the Sleeve's portfolio managers' management responsibilities with respect to the Other Accounts and their own personal accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway's global absolute return strategy takes both long and short positions in securities. Causeway has a policy that it will not enter into a short position in a security on behalf of any client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

Foundry Partners, LLC ("Foundry") The Foundry's management of accounts other than the Fund may give rise to potential conflicts of interest in connection with its management of the Fund's investments, on the one hand, and the investments of the other accounts (the "Other Accounts"), on the other. The Other Accounts might have similar investment objectives as the Funds, track the same indices the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Fund. While the portfolio manager's management of other accounts may give rise to the following potential conflicts of interest, Foundry does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Adviser believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

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Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio manager's day-to-day management of the Fund. The portfolio manager knows the size and timing of trades for the Fund and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio manager could use this information to the advantage of Other Accounts it manages and to the possible detriment of the Fund, or vice versa.

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Investment Opportunities: Foundry may provide investment supervisory services for a number of investment accounts that have varying investment guidelines. Differences in the compensation structures of Foundry's various accounts may give rise to a conflict of interest by creating an incentive for Foundry to allocate the investment opportunities it believes might be the most profitable to the client accounts that may benefit the most from the investment gains.

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Garcia Hamilton & Associates, L.P. ("Garcia Hamilton") Garcia Hamilton's investment teams and individual portfolio managers often manage multiple accounts, including separate accounts and mutual funds, according to the same or a similar investment strategy. Side-by-side management of the funds and other accounts raises the possibility of favorable or preferential treatment of a client or a group of clients.

Garcia Hamilton receives fees based on performance in cases where a client has proposed and the Firm has accepted a performance-based fee arrangement. Entitlement to a performance-based fee arrangement may create an incentive for Garcia Hamilton to take risks in managing assets which may be riskier or more speculative than those which would be recommended under a different fee arrangement.

To eliminate or significantly reduce the potential for conflicts of interest, all accounts invested in a product are managed alike, subject to client restrictions, in determining the timing of as well as the securities to be bought or sold regardless of the fee arrangements. Garcia Hamilton has adopted policies and procedures designed to address such conflicts, including, but not limited to, aggregation of trades, allocation of investment opportunities, and soft dollars. In addition, Garcia Hamilton does not have any broker-dealer affiliates or have economic relationships that create a material conflict of interest. Orders are placed and trades are executed subject to "Best execution", with brokers or dealers that Garcia Hamilton believes are responsible and effect execution of such orders under conditions most favorable to its accounts.

Garcia Hamilton's Code of Ethics is designed to assure that the personal securities transactions, activities and interests of its employees will not interfere with (i) making decisions in the best interest of advisory clients and (ii) implementing such decisions while, at the same time, allowing employees to invest for their own accounts.

To help mitigate the potential for conflicts of interest, Garcia Hamilton's Code of Ethics imposes restrictions on the purchase or sale of securities for an employee's own accounts and the accounts of certain household members and seeks to ensure that employees do not personally benefit from the short-term market effects of Garcia Hamilton's investment decisions in client accounts.

Hillcrest Asset Management, LLC. ("Hillcrest") Hillcrest does not anticipate any conflicts of interest in view of its discretionary authority over other accounts. Hillcrest anticipates potential conflicts between funds or with other types of accounts can be managed through allocation policies and procedures, internal review processes and independent third parties review to ensure no client favored at the expense of another.

Hotchkis and Wiley Capital Management, LLC ("Hotchkis") The Portfolio is managed by Hotchkis' investment team (Investment Team). The Investment Team also manages institutional accounts and other mutual funds in several different investment strategies. The portfolios within an investment strategy are managed using a target portfolio; however, each portfolio may have different restrictions, cash flows, tax and other relevant considerations which may preclude a portfolio from participating in certain transactions for that investment strategy. Consequently, the performance of portfolios may vary due to these different considerations. The Investment Team may place transactions for one investment strategy that are directly or indirectly contrary to investment decisions made on behalf of another investment strategy. Hotchkis also provides model portfolio investment recommendations to sponsors without execution or additional services. The recommendations are provided on a delayed basis relative to transactions of discretionary accounts. Hotchkis may be restricted from purchasing more than a limited percentage of the outstanding shares of a company or otherwise restricted from trading in a company's securities due to other regulatory limitations. If a company is a viable investment for more than one investment strategy, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably. Additionally, potential and actual conflicts of interest may also arise as a result of Hotchkis' other business activities and Hotchkis' possession of material non-public information about an issuer, which may have an adverse impact on one group of clients while benefiting another group. In certain situations, Hotchkis will purchase different classes of securities of the same company (e.g. senior debt, subordinated debt, and or equity) in different investment strategies which can give rise to conflicts where Hotchkis may advocate for the benefit of one class of security which may be adverse to another security that is held by clients of a different strategy. Hotchkis seeks to mitigate the impact of these conflicts on a case by case basis. Hotchkis utilizes soft dollars to obtain brokerage and research services, which may create a conflict of interest in allocating clients' brokerage business. Research services may benefit certain accounts more than others. Certain accounts may also pay a less proportionate amount of commissions for research services. If a research product provides both a research and a non-research function, H&W will make a reasonable allocation of the use and pay for the non-research portion with hard dollars. Hotchkis will make decisions involving soft dollars in a manner that satisfies the requirements of Section 28(e) of the Securities Exchange Act of 1934. Different types of accounts and investment strategies may have different fee structures. Additionally, certain accounts pay Hotchkis performance-based fees, which may vary depending on how well the account performs compared to a benchmark. Because such fee arrangements have the potential to create an incentive for Hotchkis to favor such accounts in making investment decisions and allocations, Hotchkis has adopted policies and procedures reasonably designed to ensure that all of its clients are treated fairly and equitably, including in respect of allocation decisions, such as initial public offerings. Since accounts are managed to a target portfolio by the Investment Team, adequate time and resources are consistently applied to all accounts in the same investment strategy. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm's Code of Ethics.

Lazard Asset Management LLC ("Lazard") Lazard's Portfolio Managers manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm's best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Although the potential for conflicts of interest exist because Lazard and the Portfolio Managers manage other accounts with similar investment objectives and strategies as the American Beacon International Equity Fund ("Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same security, as described below). In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

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Potential conflicts of interest may arise because of Lazard's management of the Fund and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, Portfolio Managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard. Although Lazard does not track each individual Portfolio Manager's time dedicated to each account, Lazard periodically reviews each Portfolio Manager's overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund. In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or its Portfolio Managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account. Lazard manages hedge funds that are subject to performance/incentive fees. Certain hedge funds managed by Lazard may also be permitted to sell securities short. When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. As described above, Lazard has procedures in place to address these conflicts. Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Massachusetts Financial Services Company ("MFS") MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts. The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Mellon Investments Corporation ("Mellon") It is the policy of Mellon Investments Corporation (the "Firm") to make business decisions free from conflicting outside influences. The Firm's objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. The Firm's business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation ("BNYM"), potential conflicts may also arise between the Firm and other BNYM companies.

The Firm will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, the Firm has adopted a Code of Ethics (the "Code") and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Our compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, the Firm has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of our Form ADV.

Pzena Investment Management, LLC ("Pzena") In Pzena's view, conflicts of interest may arise in managing the American Beacon Mid-Cap Value Fund's portfolio investment, on the one hand, and the portfolios of Pzena's other clients and/or accounts (together "Accounts"), on the other. Set forth below is a brief description of some of the material conflicts that may arise and Pzena's policy or procedure for handling them. Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team's time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., classic value investing), and by managing all Accounts on a product specific basis. Thus, all mid cap value Accounts, whether they be Fund accounts, institutional accounts or individual accounts are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts that are designed to ensure each Account is treated fairly. First, all orders are allocated among portfolios of the same or similar mandates at the time of trade

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creation/ initial order preparation. Factors affecting allocations include availability of cash to existence of client imposed trading restrictions or prohibitions, and the tax status of the account. The only changes to the allocations made at the time of the creation of the order, are if there is a partial fill for an order. Depending upon the size of the execution, Pzena may choose to allocate the executed shares through pro-rata breakdown, or on a random basis. As with all trade allocations, each Account generally receives pro rata allocations of any hot issue or IPO security that is appropriate for its investment objective. Permissible reasons for excluding an account from an otherwise acceptable IPO or hot issue investment include the account having Financial Industry Regulatory Authority ("FINRA") restricted person status, lack of available cash to make the purchase, or a client imposed trading prohibition on IPOs or on the business of the issuer.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena will bunch or aggregate like orders where to do so will be beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Pzena may place separate, non-simultaneous, transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders' interests) or its current investment strategy.

Pzena manages some Accounts under performance based fee arrangements.  Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an inherent pressure to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest associated with managing accounts with different compensation structures, Pzena generally requires portfolio decisions to be made on a product specific basis. Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

WEDGE Capital Management, L.L.P. ("WEDGE") During the normal course of managing assets for multiple clients, WEDGE expects to encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of its clients. For example, circumstances may arise under which WEDGE determines there is a limited supply or demand for a security. Under such circumstances, where it is not possible to obtain the same price or time of execution for a security purchased or sold for multiple clients' accounts, WEDGE intends to allocate shares of the security in accordance with its order allocation procedures. WEDGE's allocation procedures are designed to distribute shares in a manner that is fair and equitable to all clients over time. Other conflicts of a material nature that are encountered frequently surround security selection, brokerage selection, employee personal securities trading, and proxy voting. To mitigate conflicts of interest in these areas, WEDGE has implemented a series of policies reasonably designed to prevent and detect conflicts when they occur. WEDGE believes its policies combined with the periodic review and testing performed by its compliance professionals, adequately protect the assets of its clients.

Compensation

The following is a description provided by the Manager and each investment sub-advisor regarding the structure of and criteria for determining the compensation of each Portfolio Manager as of October 31, 2019.

The Manager Compensation of the Manager's Portfolio Managers is comprised of base salary and annual cash bonus. Each Portfolio Manager's base annual salary is fixed. The Manager determines base salary based upon comparison to industry salary data. In addition, all Portfolio Managers participate in the Manager's annual cash bonus plan. The amount of the total bonus pool is based upon the profitability of the Manager. Each Portfolio Manager has a target bonus award expressed as a percentage of base salary, which is determined by the Portfolio Manager's level of responsibility. Additionally, the Portfolio Managers participate in the Manager's equity incentive plan.

American Century The portfolio managers' compensation included a base salary, a bonus, restricted stock plans and deferred compensation plans.

Base Salary
The base salary is in the form of a fixed annual salary.

Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus tied to performance of mutual funds a portfolio manager manages. Bonus payments are determined by a combination of factors. One factor is mutual fund investment performance. For most American Century mutual funds, investment performance is measured by a combination of one-, three- and five-year pre-tax performance relative to various benchmarks and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund's inception date or a portfolio manager's tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund's true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century mutual funds. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager's relative levels of responsibility.

Portfolio managers also may have responsibility for portfolios that are managed in a fashion similar to that of other American Century mutual funds. If the performance of a similarly managed account is considered for purposes of compensation, it is measured in the same way as a comparable American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Fund is not separately considered in determining portfolio manager compensation.

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A second factor in the bonus calculation refers to the performance of all American Century funds managed according to a particular investment discipline, such as global growth equity, global value equity, disciplined equity, global fixed income, and multi-asset strategies. Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three- and five-year performance (equal or asset weighted) depending on the portfolio manager's responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among portfolio management teams in achieving long-term investment success for similarly styled portfolios. The American Century ETFs are not included in a product group composite.

A portion of some portfolio managers' bonuses may also be tied to management of ETFs, profitability, or individual performance goals, such as research projects and the development of new products.

Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. ("ACC"). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual's grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).

Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Barrow The compensation of our investment professionals is tied to their overall contribution to the success of Barrow. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional's base compensation. Portfolio managers and analysts are rated on their value added to the overall investment process and to performance, as well as their contributions in other areas, such as meetings with clients and consultants. Compensation is not tied to a published or private benchmark. Bonus compensation for analysts is directly tied to their investment recommendations, which are evaluated every six months versus the appropriate industry group/sector benchmark based on trailing one-year and three-year relative performance.

The final key component of compensation that is shared by most of our key employees, including all portfolio managers and the majority of our analysts, is economic ownership in Barrow through a limited partnership. Equity owners receive, on a quarterly basis, a share of the Firm's profits, which are, to a great extent, related to the performance of the entire investment team.

Brandywine Global All portfolio managers, research analysts and traders earn a base salary and bonus tied to investment performance. The performance bonus is awarded based on performance compared to a proprietary performance universe created for each team on a one-quarter, one-year, three-year and five-year basis. The performance calculation is weighted to place more emphasis on longer-term outperformance, and less emphasis on the short-term. Investment professionals also receive a second quarterly bonus based on the profitability of their product group. Each investment team at Brandywine Global manages its own P&L and retains the bulk of its profits at the end of each quarter. The portion that is not retained is shared with the other investment teams in an effort to smooth income and to promote cross-team fertilization and cooperation. Brandywine Global has found that this form of compensation aligns the interests of investment professionals and clients and leads to accountability and low-turnover among Brandywine Global's staff. In essence, the portfolio management teams own all of the residual profits of the Firm, which Brandywine Global believes leads to responsibility, accountability, and low turnover of people.

The percentage of compensation derived from each of the above components changes over time. In general, the larger the percentage of total compensation that will result from incentive pay will be paid to the more senior and successful group.

Brandywine Global believes that its compensation structure allows its investment team members to focus on generating premium returns and building lasting client relationships in which its interests are properly aligned with its clients' interests.

Causeway Causeway provides subadvisory services to a portion or "Sleeve" of the American Beacon International Equity Fund. Ms. Ketterer and Mr. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salary and are entitled, as controlling owners of Causeway's parent holding company, to distributions of Causeway parent holding company's profits based on their ownership interests. They do not receive incentive compensation. Causeway's other portfolio managers receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Portfolio managers also receive, directly or through estate planning vehicles, distributions of profits based on their minority ownership interests in Causeway's parent holding company.

Causeway's Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of Causeway's parent holding company Board of Managers, may award equity units. Portfolios are team-managed and salary and incentive compensation are not based on the specific performance of any single client account but take into account the performance of the individual portfolio manager, the relevant team and Causeway's overall performance and financial results. For Fundamental portfolio managers, the performance of stocks selected for client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector.

Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.

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Foundry Foundry compensates its employees thorough a generous compensation program which includes sharing in the overall net income of the firm. Portfolio performance is evaluated annually and is tied to the benchmark associated with the composite's benchmark, which, for the Fund, is the Russell 2000 Index; however, it is not a substantial portion of a portfolio managers' bonus program.

Garcia Hamilton Garcia Hamilton offers a competitive salary based on an individual's experience and expected contribution to the firm. All Garcia Hamilton portfolio managers are eligible for a general annual bonus that is tied directly to the overall performance of the individual as well as the profitability of the firm. In addition, all Garcia Hamilton portfolio managers are eligible for equity ownership. Investment professionals with equity ownership receive a fixed percentage of authorized distributions of Garcia Hamilton's profits based on their respective ownership stake in the company. The Portfolio Manager's compensation, which is flexible, is not based on the value of the Fund's assets.

Hillcrest Compensation is comprised of base salary, bonus and equity in the firm. Each Portfolio Manager's base annual salary is fixed. Bonuses are based on the profitability of the firm. Hillcrest is more heavily weighted towards equity and less towards cash compensation than other firms in the industry. Hillcrest believes this better aligns the incentives of its professionals with the needs of its clients and drives Hillcrest and its professionals to ensure the long term success and viability of the firm.

Hotchkis Hotchkis' Portfolio Managers are compensated in various forms, which may include a base salary, bonus, profit sharing, and equity ownership. Compensation is used to reward, attract, and retain high-quality investment professionals. The Portfolio Managers are evaluated and accountable at three levels. The first level is individual contribution to the research and decision-making process, including the quality and quantity of work achieved. The second level is teamwork, generally evaluated through contribution within sector teams. The third level pertains to overall portfolio and firm performance. Fixed salaries and discretionary bonuses for investment professionals are determined by the Chief Executive Officer of Hotchkis using tools which may include annual evaluations, compensation surveys, feedback from other employees, and advice from members of Hotchkis' Executive and Compensation Committees. The amount of the bonus is determined by the total amount of Hotchkis' bonus pool available for the year, which is generally a function of revenues. No investment professional receives a bonus that is a pre-determined percentage of revenues or net income. Compensation is thus subjective rather than formulaic. The majority of the Portfolio Managers own equity in Hotchkis. Hotchkis believes that the employee ownership structure of the firm will be a significant factor in ensuring a motivated and stable employee base going forward. Hotchkis believes that the combination of competitive compensation levels and equity ownership provides Hotchkis with a demonstrable advantage in the retention and motivation of employees. Portfolio Managers who own equity in Hotchkis receive their pro rata share of Hotchkis' profits. Investment professionals may also receive contributions under Hotchkis' profit sharing/401(k) plan.

Lazard Lazard compensates the Portfolio Managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively. Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio Managers are compensated on the performance of the aggregate group of portfolios managed by the teams of which they are a member rather than for a specific fund or account. Various factors are considered in the determination of a Portfolio Manager's compensation. All of the portfolios managed by a Portfolio Manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard's investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment teams of which the Portfolio Manager is a member.

Variable bonus is based on the Portfolio Manager's quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the Portfolio Manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the Portfolio Manager's bonus can be influenced by subjective measurement of the manager's ability to help others make investment decisions. A portion of a Portfolio Manager's variable bonus is awarded under a deferred compensation arrangement pursuant to which the Portfolio Manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers' bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management teams.

MFS MFS' philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2018, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment

59

horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices ("benchmarks"). As of December 31, 2018, the following benchmarks were used to measure the following portfolio managers' performance for the portion of the American Beacon Large Cap Value Fund sub-advised by MFS:

Portfolio Manager	Benchmark(s)
Steven Gorham*	Russell 1000 Value Index®
Katherine Cannan	Russell 1000 Value Index®
Nevin Chitkara	Russell 1000 Value Index®

* Effective December 31, 2020, Steven Gorham will retire and no longer serve as an Investment Officer and Portfolio Manager of the Fund.

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.

Mellon

The firm's rewards program is designed to be market-competitive and align our compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes our investment personnel to focus on long-term alpha generation.

Our incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual's final annual incentive award is tied to the firm's overall performance, the team's investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass our investment professional rewards program.

■

Base salary

■

Annual cash incentive

■

Long-Term Incentive Plan

■

Deferred cash for investment

■

BNY Mellon restricted stock units and/or

■

Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager's accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

Pzena Pzena Portfolio Managers and other investment professionals at Pzena are compensated through a combination of base salary, performance bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm's value investment philosophy. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people. The direct and indirect equity ownership in Pzena of each Portfolio Manager to the American Beacon Mid-Cap Value Fund was as follows:

Richard S. Pzena	Greater than 25% but less than 50%
John Flynn	Less than 10%
Ben Silver	Less than 10%

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WEDGE WEDGE structures its incentive compensation plans to reward all professionals for their contribution to the growth and profitability of the firm. General Partners are compensated via a percentage of the firm's net profitability following a peer review, which focuses on performance in their specific area of responsibility, as well as their contribution to the general management of the firm, and their importance to the firm in the future. Other investment professionals receive a competitive salary and bonus based on the firm's investment and business success and their specific contribution to that record. Exclusive of those who are General Partners, research analysts' incentive plans are formally structured to reward superior short-term and long-term performance relative to both an index and a universe of like portfolios. WEDGE is committed to its independence and to the broad, internal distribution of ownership. In 1999, the firm adopted a new partnership agreement which enables WEDGE to more effectively provide ownership opportunities for those professionals who have contributed to the growth and profitability of the firm.

Ownership of the Funds

A Portfolio Manager's beneficial ownership of a Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be considered ownership by the Portfolio Manager. The tables below set forth each Portfolio Manager's beneficial ownership of the Fund(s) under that Portfolio Manager's management as of October 31, 2019 as provided by the Manager and the Funds' sub-advisors. In the following tables, "N/A" indicates that the Portfolio Manager does not have responsibility for that Fund.

Name of Investment Advisor and Portfolio Managers	Balanced Fund	International Equity Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
American Beacon Advisors, Inc.
Kirk L. Brown	None	$100,001–$500,000	$50,001–$100,000	N/A	N/A
Paul B. Cavazos	$1–$10,000	$10,001–$50,000	$100,001–$500,000	$50,001–$100,000	$10,001–$50,000
Colin J. Hamer	N/A	N/A	N/A	$10,001 - $50,000	$10,001 - $50,000
Erin Higginbotham	None	N/A	N/A	N/A	N/A
Mark M. Michel	None	$1–$10,000	$1–$10,000	N/A	$1–$10,000
Gene L. Needles, Jr.	None	$10,001–$50,000	$10,001–$50,000	$10,001–$50,000	$10,001–$50,000
Samuel Silver	$50,001-$100,000	N/A	N/A	N/A	N/A
Cynthia Thatcher	N/A	N/A	N/A	$100,001 - $500,000	$100,001 - $500,000
Name of Investment Advisor and Portfolio Managers	International Equity Fund
American Century Investment Management, Inc.
Alvin Polit	None
Jonathan Veiga	None

Name of Investment Advisor and Portfolio Managers	Balanced Fund	Large Cap Value Fund	Mid-Cap Value Fund	Small Cap Value Fund
Barrow, Hanley, Mewhinney & Strauss, LLC
James P. Barrow	None	None	N/A	N/A
Mark Giambrone	None	None	None	N/A
John P. Harloe	N/A	N/A	N/A	None
Mark C. Luchsinger	None	N/A	N/A	N/A
James S. McClure	N/A	N/A	N/A	None
J. Scott McDonald	None	N/A	N/A	N/A
Terry L. Pelzel	N/A	None	N/A	N/A
Deborah A. Petruzzelli	None	N/A	N/A	N/A
Rahul Bapna	None	N/A	N/A	N/A
Coleman Hubbard	N/A	N/A	N/A	None

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Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Brandywine Global Investment Management, LLC
Henry F. Otto	Over $1,000,000
Steven M. Tonkovich	$100,001 - $500,000

Name of Investment Advisor and Portfolio Managers	International Equity Fund
Causeway Capital Management LLC	None
Sarah H. Ketterer	None
Harry W. Hartford	None
James A. Doyle	None
Jonathan Eng	None
Conor Muldoon	None
Alessandro Valentini	None
Ellen Lee	None
Steven Nguyen	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Foundry Partners, LLC
Mark Roach	None
Mario Tufano	None

Name of Investment Advisor and Portfolio Managers	Garcia Hamilton Quality Bond Fund
Garcia Hamilton & Associates, L.P.
Gilbert Garcia	None
Nancy Rodriguez	None

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Hillcrest Asset Management LLC
Brian R. Bruce	None
Douglas Stark	None
Brandon Troegle	None

Name of Investment Advisor and Portfolio Managers	Balanced	Large Cap Value Fund	Small Cap Value Fund
Hotchkis and Wiley Capital Management, LLC
George Davis	None	None	N/A
Patricia McKenna	None	None	N/A
David Green	N/A	N/A	None
Jim Miles	N/A	N/A	None
Scott McBride	None	None	N/A
Judd Peters	None	None	None
Ryan Thomes	N/A	N/A	None

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Name of Investment Advisor and Portfolio Managers	International Equity Fund
Lazard Asset Management LLC
Michael A. Bennett	None
John R. Reinsberg	None
Michael Powers	None
Michael G. Fry	None
Kevin J. Matthews	None
Giles Edwards	None

Name of Investment Advisor and Portfolio Managers	Large Cap Value Fund
Massachusetts Financial Services Company
Steven Gorham*	None
Katherine Cannan	None
Nevin Chitkara	None

* Effective December 31, 2020, Steven Gorham will retire and no longer serve as an Investment Officer and Portfolio Manager of the Fund.

Name of Investment Advisor and Portfolio Managers	Small Cap Value Fund
Mellon Investments Corporation
Joseph M. Corrado	None
Edward R. Walter	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
Pzena Investment Management, LLC
Richard S. Pzena	None
John Flynn	None
Ben Silver	None

Name of Investment Advisor and Portfolio Managers	Mid-Cap Value Fund
WEDGE Capital Management, L.L.P.
John Carr	None
Brian Pratt	None
Michael Ritzer	None
Richard Wells	None

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisors are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine a Fund's NAV), and other information provided to the applicable Fund, to the Manager and/or to the sub-advisors (or their affiliates), provided, however, that the Manager or a sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisors to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisors are also authorized to cause a Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisors, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or a sub-advisor exercises investment discretion. The fees of the sub-advisors are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisors (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisors, as applicable, to benefit their other accounts under management.

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The Manager and each sub-advisor will place its own orders to execute securities transactions that are designed to implement the applicable Fund's investment objective and policies. In placing such orders, each sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, a sub-advisor of a Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. A Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and a Fund's cash flows. High portfolio turnover increases a Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of each sub-advisor is to seek best execution. In assessing available execution venues, each sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which a Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

Each Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If a sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to a Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor any of the sub-advisors receive any benefits from the commission recapture program. A sub-advisor's participation in the brokerage commission recapture program is optional. Each sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

Commission Recapture

For the fiscal year ended October 31, 2019, the following Funds received the amounts shown as a result of participation in the commission recapture program:

American Beacon Fund	Amount Received
Balanced	$4,136
Garcia Hamilton Quality Bond Fund	-
International Equity	$27,427
Large Cap Value	$47,799
Mid-Cap Value	$52,175
Small Cap Value	$30,147

Brokerage Commissions

For the fiscal years ending October 31 2017, 2018, and 2019 the following brokerage commissions were paid by the Funds. Fluctuations in brokerage commissions from year to year were primarily due to increases or decreases in Fund assets resulting in increased trading. Shareholders of these Funds bear only their pro-rata portion of such expenses.

American Beacon Fund	2017	2018	2019
Balanced	138,503	$93,606	$69,132
Garcia Hamilton Quality Bond Fund	$0	$0	$0
International Equity	$1,796,161	$1,708,339	$1,757,039
Large Cap Value	$3,286,076	$2,360,492	$1,826,911
Mid-Cap Value	$267,751	$436,846	$440,988
Small Cap Value	$5,470,121	$5,604,773	$4,912,031

Soft Dollars

The table below reflects the amount of transactions each Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions for the fiscal year ended October 31, 2019.

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
Balanced	$46,415,131	$37,968
Garcia Hamilton Quality Bond	None	None
International Equity	$810,139,087	$637,671
Large Cap Value	$1,226,849,924	$1,068,509
Mid-Cap Value	$258,913,161	$254,179
Small Cap Value	$1,882,081,766	$2,199,778

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Affiliated Broker Commissions

During the fiscal year ended October 31, 2019, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	Keybanc Capital Markets (cleared with affiliate Pershing)	Mellon Investments Corporation	$112,674
Small Cap Value	Leerink Partners LLC (cleared with affiliate Pershing)	Mellon Investments Corporation	$1,293
Small Cap Value	Berenberg Capital Markets (cleared with affiliate Pershing)	Mellon Investments Corporation	$11,144
Small Cap Value	Piper Jaffray Ltd. (cleared with affiliate Pershing)	Mellon Investments Corporation	$30,643

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2019 was 3.17%. The transactions represented 1.96% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2019.

During the fiscal year ended October 31, 2018, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	Keybanc Capital Markets (cleared with affiliate Pershing)	Mellon Investments Corporation	$115,503
Small Cap Value	Leerink Partners LLC (cleared with affiliate Pershing)	Mellon Investments Corporation	$6,976
Small Cap Value	Berenberg Capital Markets (cleared with affiliate Pershing)	Mellon Investments Corporation	$448

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2018 was 2.19%. The transactions represented 0.84% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2018.

During the fiscal year ended October 31, 2017, the following commissions were paid to affiliated brokers:

American Beacon Fund	Broker	Affiliated With	Commissions
Small Cap Value	Keybanc Capital Markets	BNY Asset Management North America	$124,505
Small Cap Value	Leerink & Swann	BNY Asset Management North America	$12,496
Small Cap Value	NCO Needham & Company	BNY Asset Management North America	$11,591

The percentage of total commissions of the American Beacon Small Cap Value Fund, paid to affiliated brokers in fiscal year 2017 was 3%. The transactions represented 2% of the American Beacon Small Cap Value Fund's total dollar value of portfolio transactions for the fiscal year ended October 31, 2017.

Securities Issued by Top 10 Brokers

The following table lists each Fund that as of the fiscal year ended October 31, 2019 held securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which a Fund executed transactions or sold shares.

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Regular Broker-Dealers	American Beacon Fund	Aggregate Value of Securities (000's)
AIG Retirement Services	Balanced	$4,261
Broadridge	Balanced	$68
Citigroup Global Markets	Balanced	$4,695
Goldman Sachs & Co	Balanced	$2,334
HSBC	Balanced	$125
JPMorgan Chase & Co	Balanced	$4,887
Merrill, Lynch/Bank of America	Balanced	$4,670
Morgan Stanley	Balanced	$819
Raymond James & Associates	Balanced	$109
TD Securities	Balanced	$264
Wells Fargo & Co	Balanced	$5,318
Stifel Nicolaus & Co	Small Cap Value	$40,049
Fidelity Investments	Mid-Cap Value	$9,402
JP Morgan Chase & Co	Garcia Hamilton	$21,456
Merrill Lynch/Bank of America	Garcia Hamilton	$17,173
Wells Fargo & Co	Garcia Hamilton	$14,064
AIG Retirement Services	Large Cap Value	$97,577
Citigroup Global Markets	Large Cap Value	$143,678
Goldman Sachs	Large Cap Value	$60,975
JP Morgan Chase & Co	Large Cap Value	$153,424
Merrill Lynch/Bank of America	Large Cap Value	$96,225
State Street	Large Cap Value	$29,582
T. Rowe Price	Large Cap Value	$6,488
Wells Fargo & Co	Large Cap Value	$131,082
Barclays PLC	International Equity	$27,393

ADDITIONAL PURCHASE AND SALE INFORMATION FOR A CLASS SHARES

Sales Charge Reductions and Waivers

As described in the Prospectus, there are various ways to reduce your sales charge when purchasing A Class shares. Additional information about A Class sales charge reductions is provided below.

LOI. The LOI may be revised upward at any time during the 13-month period of the LOI ("LOI Period"), and such a revision will be treated as a new LOI, except that the LOI Period during which the purchases must be made will remain unchanged. Purchases made from the date of revision will receive the reduced sales charge, if any, resulting from the revised LOI. The LOI will be considered completed if the shareholder dies within the 13-month LOI Period. Commissions to dealers will not be adjusted or paid on the difference between the LOI amount and the amount invested before the shareholder's death.

All dividends and other distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified LOI Period, the purchaser may be required to remit to the transfer agent the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. Any dealers assigned to the shareholder's account at the time a purchase was made during the LOI Period will receive a corresponding commission adjustment if appropriate. If the difference is not paid by the close of the LOI Period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser may be liable to the Funds for the balance still outstanding.

Rights of Accumulation. Subject to the limitations described in the aggregation policy, you may take into account your accumulated holdings in any class of the American Beacon Funds to determine your sales charge for A Class shares on investments in accounts eligible to be aggregated. If you make a gift of A Class shares, upon your request, you may purchase the shares at the sales charge discount allowed under rights of accumulation of all of your investments in any class of the American Beacon Funds.

Aggregation. Qualifying investments for aggregation include those made by you and your "immediate family" as defined in the Prospectus, if all parties are purchasing shares for their own accounts and/or:

■

individual-type employee benefit plans, such as an IRA, individual 403(b) plan or single-participant Keogh-type plan;

■

business accounts solely controlled by you or your immediate family (for example, you own the entire business);

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■

trust accounts established by you or your immediate family (for trusts with only one primary beneficiary, upon the trustor's death the trust account may be aggregated with such beneficiary's own accounts; for trusts with multiple primary beneficiaries, upon the trustor's death the trustees of the trust may instruct a Fund's transfer agent to establish separate trust accounts for each primary beneficiary; each primary beneficiary's separate trust account may then be aggregated with such beneficiary's own accounts);

■

endowments or foundations established and controlled by you or your immediate family; or

■

529 accounts, which will be aggregated at the account owner level (Class 529-E accounts may only be aggregated with an eligible employer plan).

Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

■

for a single trust estate or fiduciary account, including employee benefit plans other than the individual-type employee benefit plans described above;

■

made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the Investment Company Act, excluding the individual-type employee benefit plans described above;

■

for nonprofit, charitable or educational organizations, or any endowments or foundations established and controlled by such organizations, or any employer-sponsored retirement plans established for the benefit of the employees of such organizations, their endowments, or their foundations; or

■

for individually established participant accounts of a 403(b) plan that is treated similarly to an employer-sponsored plan for sales charge purposes (see "Purchases by certain 403(b) plans" under "Sales Charges" above), or made for two or more such 403(b) plans that are treated similarly to employer-sponsored plans for sales charge purposes, in each case of a single employer or affiliated employers as defined in the Investment Company Act. Purchases made for nominee or street name accounts (securities held in the name of a broker-dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

Concurrent Purchases. As described in the Prospectus, you may reduce your A Class sales charge by combining simultaneous purchases in any of the American Beacon Funds.

Other Purchases. Pursuant to a determination of eligibility by the Manager, A Class shares of a Fund may be sold at NAV per share (without the imposition of a front-end sales charge) to:

1

current or retired trustees, and officers of the American Beacon Funds family, current or retired employees and directors of the Manager and its affiliated companies, certain family members and employees of the above persons, and trusts or plans primarily for such persons;

2

currently registered representatives and assistants directly employed by such representatives, retired registered representatives with respect to accounts established while active, or full-time employees (collectively, "Eligible Persons") (and their spouses, and children, including children in step and adoptive relationships, sons-in-law and daughters-in-law, if the Eligible Persons or the spouses or children of the Eligible Persons are listed in the account registration with the spouse or parent) of broker-dealers who have sales agreements with the Distributor (or who clear transactions through such dealers), plans for the dealers, and plans that include as participants only the Eligible Persons, their spouses and/or children;

3

companies exchanging securities with a Fund through a merger, acquisition or exchange offer;

4

insurance company separate accounts;

5

accounts managed by the Manager, a sub-advisor to a Fund and its affiliated companies;

6

the Manager or a sub-advisor to a Fund and its affiliated companies;

7

an individual or entity with a substantial business relationship with, which may include the officers and employees of the Funds' custodian or transfer agent, the Manager or a sub-advisor to a Fund and its affiliated companies, or an individual or entity related or relating to such individual or entity;

8

full-time employees of banks that have sales agreements with the Distributor, who are solely dedicated to directly supporting the sale of mutual funds;

9

directors, officers and employees of financial institutions that have a selling group agreement with the Distributor;

10

banks, broker-dealers and other financial institutions (including registered investment advisors and financial planners) that have entered into an agreement with the Distributor or one of its affiliates, purchasing shares on behalf of clients participating in a Fund supermarket or in a wrap program, asset allocation program or other program in which the clients pay an asset-based fee;

11

clients of authorized dealers purchasing shares in fixed or flat fee brokerage accounts;

12

Employer-sponsored defined contribution - type plans, including 401(k) plans, 457 plans, employer sponsored 403(b) plans, profit-sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans, and IRA rollovers involving retirement plan assets invested in a Fund in the American Beacon Funds fund family; and

13

Employee benefit and retirement plans for the Manager and its affiliates.

Shares are offered at NAV per share to these persons and organizations due to anticipated economies in sales effort and expense. Once an account is established under this NAV per share privilege, additional investments can be made at NAV per share for the life of the account.

It is possible that a broker-dealer may not be able to offer one or more of these waiver categories. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of the waiver. A Fund may terminate or amend the terms of these sales charge waivers at any time.

Moving Between Accounts. Investments in certain account types may be moved to other account types without incurring additional A Class sales charges. These transactions include, for example:

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■

redemption proceeds from a non-retirement account (for example, a joint tenant account) used to purchase Fund shares in an IRA or other individual-type retirement account;

■

"required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code) from an IRA or other individual-type retirement account used to purchase Fund shares in a non-retirement account;

■

death distributions paid to a beneficiary's account that are used by the beneficiary to purchase Fund shares in a different account; and

■

it is possible that a broker-dealer may not be able to offer the ability to move between accounts. If this situation occurs, it is possible that the investor would need to invest directly through American Beacon Funds in order to take advantage of this privilege. Please contact your financial intermediary for additional information.

ADDITIONAL INFORMATION REGARDING CONTINGENT DEFERRED SALES CHARGES

As discussed in the Prospectus, the redemption of C Class shares may be subject to a contingent deferred sales charge ("CDSC") if you redeem your shares within 12 months of purchase. If you purchased $1,000,000 or more of A Class shares of the Fund(s) (and therefore paid no initial sales charges) and subsequently redeem your shares within 18 months of your purchase, you may be charged a CDSC upon redemption. In determining whether the CDSC is payable, it is assumed that shares not subject to the CDSC are the first redeemed followed by other shares held for the longest period of time. The CDSC will not be imposed upon shares representing reinvested dividends or other distributions, or upon amounts representing share appreciation. As described in the Prospectus, there are various circumstances under which the CDSC will be waived. Additional information about CDSC waivers is provided below.

The CDSC is waived under the following circumstances:

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Any partial or complete redemption following death or "disability" (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. The Manager or a Fund's transfer agent may require documentation prior to waiver of the charge, including death certificates, physicians' certificates, etc.

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Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Manager or a Fund's transfer agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

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Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The CDSC will be waived for benefit payments made by American Beacon Funds directly to plan participants. Benefit payments include, but are not limited to, payments resulting from death, "disability," "retirement," "separation from service" (each as defined in the Internal Revenue Code), "required minimum distributions" (as described in Section 401(a)(9) of the Internal Revenue Code), in-service distributions, hardships, loans and qualified domestic relations orders. The CDSC waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

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Redemptions that are required minimum distributions from a traditional IRA after age 70 1/2.

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Involuntary redemptions as a result of your account not meeting the minimum balance requirements, the termination and liquidation of the Fund, or other actions by the Fund.

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Distributions from accounts for which the broker-dealer of record has entered into a written agreement with the Distributor (or Manager) allowing this waiver.

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To return excess contributions made to a retirement plan.

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To return contributions made due to a mistake of fact.

The following example illustrates the operation of the CDSC. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 400 shares, the charge is applied only to the original cost of $10 per share and not to the increase in NAV per share of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will pay the charge. At the rate of 1.00%, the CDSC would be $40 for redemptions of C Class shares. In determining whether an amount is available for redemption without incurring a deferred sales charge, the purchase payments made for all shares in your account are aggregated.

REDEMPTIONS IN KIND

Although each Fund intends to redeem shares in cash, each Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the applicable Fund's net asset value of the applicable Fund during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent a Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that each Fund will continue to qualify each taxable year as a "regulated investment company" ("RIC") under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Funds and their shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of each

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Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Funds and their shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Funds

Each Fund intends to continue to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, each Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Income") and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)" (a "PTP")) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

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Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income ("Distribution Requirement").

By qualifying for treatment as a RIC, a Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year a Fund does not qualify for that treatment - either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the Gross Income and Diversification Requirements ("Other Requirements"), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders, and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an "individual"), as "qualified dividend income" (as described in the Prospectus) ("QDI"), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction ("DRD")) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on a Fund's income and performance. Furthermore, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that a Fund will not qualify as a RIC in any given taxable year.

Each Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its "capital gain net income" for the one-year period ending on October 31 of that year, plus certain other amounts. Each Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses a Fund may realize in connection therewith. In general, a Fund's (1) gains from the disposition of foreign currencies and (2) such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest a Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors. It is impossible to determine the effective rate of any Fund's foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Each Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests for a taxable year: (1) at least 75% of its gross income is passive; or (2) an average of at least 50% of the value (or adjusted tax basis, if elected) of its assets produce, or are held for the production of, passive income. Under certain circumstances, a Fund will be subject to federal income tax on a portion of any "excess distribution" it receives on the PFIC stock and of any gain on its disposition of that stock (collectively, "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a dividend to its shareholders. The

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balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders. Fund distributions thereof will not be eligible to be treated as QDI or for the DRD.

If a Fund invests in a PFIC and elects to treat the PFIC as a "qualified electing fund" ("QEF"), then in lieu of incurring the foregoing tax and interest obligation, the Fund would be required to include in income each taxable year its pro rata share of the QEF's annual ordinary earnings and net capital gain — which the Fund likely would have to distribute to satisfy the Distribution Requirement and avoid imposition of the Excise Tax — even if the QEF did not distribute those earnings and gain to the Fund. In most instances, however, it will be very difficult, if not impossible, to make this election because of certain requirements thereof.

Alternatively, each Fund may elect to "mark to market" any stock in a PFIC it owns at the end of its taxable year, in which event it likely would be required to distribute to its shareholders any resulting gains to satisfy the Distribution Requirement and avoid imposition of the Excise Tax. "Marking-to-market," in this context, means including in gross income each taxable year (and treating as ordinary income) the excess, if any, of the fair market value of the stock over a Fund's adjusted basis therein (including any net mark-to-market gain or loss for each prior taxable year for which an election was in effect) as of the end of that year. Pursuant to the election, a Fund also would be allowed to deduct (as an ordinary, not a capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock the Fund included in income for prior taxable years under the election. A Fund's adjusted basis in each PFIC's stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.

Investors should be aware that determining whether a foreign corporation is a PFIC is a fact-intensive determination that is based on various facts and circumstances and thus is subject to change, and the principles and methodology used therein are subject to interpretation. As a result, a Fund may not be able, at the time it acquires a foreign corporation's stock, to ascertain whether the corporation is a PFIC and a foreign corporation may become a PFIC after a Fund acquires stock therein. While each Fund generally will seek to minimize its investment in PFIC stock, and to make appropriate elections when they are available, to lessen the adverse tax consequences detailed above, there are no guarantees that it will be able to do so, and each Fund reserves the right to make those investments as a matter of its investment policy.

Each Fund may invest in one or more LLCs and limited partnerships ("LPs") that will be classified for federal tax purposes as partnerships (and, except as expressly stated below, this discussion assumes that classification). LLCs and LPs in which a Fund may invest may include a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)") (a "PTP"), which may be a QPTP, which satisfies certain qualifying income requirements as describe above, or a non-QPTP, which does not satisfy those income requirements.

If an LLC or LP in which a Fund invests is a QPTP, all its net income (regardless of source) will be Qualifying Income for the Fund under the Gross Income Requirement. A Fund's investment in QPTPs, together with certain other investments, however, may not exceed 25% of the value of its total assets at the end of each quarter of its taxable year in order to satisfy one of the Diversification Requirements.

With respect to non-QPTPs, (1) if an LLC or LP (including a PTP) is treated for federal tax purposes as a corporation, distributions from it to a Fund might be treated as QDI and eligible for the DRD and disposition of the Fund's interest therein would generate gain or loss from the disposition of a security, or (2) if such an LLC or LP is not treated for those purposes as a corporation, the Fund would be treated as having earned its proportionate share of each item of income the LLC or LP earned. In the latter case, a Fund would be able to treat its share of the entity's income as Qualifying Income under the Gross Income Requirement only to the extent that income would be such if realized directly by the Fund in the same manner as realized by the LLC or LP. Certain LLCs and LPs (e.g., private funds) in which a Fund may invest may generate income and gains that are not such Qualifying Income. Each Fund will monitor its investments in LLCs and LPs to assure its compliance with the requirements for continued qualification as a RIC.

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which a Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract a Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that a Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain a Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time a Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If a Fund's section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders,

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rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions a Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of a Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) a Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a "mixed straddle" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

When a covered call option written (sold) by a Fund expires, it will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by a Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If a Fund has an "appreciated financial position" — generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis — and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract a Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of a Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of a Fund's taxable income or net realized gains and distributions. If the Internal Revenue Service ("IRS") were to assert successfully that income a Fund derives from those investments does not constitute Qualifying Other Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Funds") or might be required to reduce its exposure to such investments.

A Fund may acquire zero coupon or other securities issued with original issue discount ("OID") (such as STRIPS). As a holder of those securities, a Fund must include in its gross income the OID that accrues on them during the taxable year, even if it receives no corresponding payment on them during the year. Similarly, a Fund must include in its gross income each taxable year securities it receives as interest on pay-in-kind securities. Because each Fund annually must distribute substantially all of its investment company taxable income, including any accrued OID and other non-cash income (such as that interest), to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular taxable year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of its portfolio securities, if necessary. A Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain.

Taxation of the Funds' Shareholders

General - Dividends and other distributions a Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on December 31 of that year if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of a Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Funds would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources

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("foreign-source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is "qualified passive income" may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares"), other than the average basis method (the Funds' default method) must elect to do so in writing, which may be electronic. The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, each Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Fund shares that are redeemed or exchanged and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - A Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from each Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder's federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends a Fund pays to a shareholder who is a nonresident alien individual or foreign entity (each a "non-U.S. shareholder") - other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year - generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends a Fund might pay, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain OID, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends a Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries and is in various stages of negotiations with other foreign countries with respect to alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

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An NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in a Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in a Fund.

Income from Investment in REITs and MLPs- A Fund may invest in the equity securities of corporations or other entities that invest in U.S. real property, including REITs. The sale of a U.S. real property interest by a REIT or "United States real property holding corporation" in which a Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders, who are urged to consult their tax advisers regarding those consequences.

A Fund may invest in REITs that (1) hold residual interests in REMICs or (2) engage in mortgage securitization transactions that cause the REITs to be taxable mortgage pools ("TMPs") or have a qualified REIT subsidiary that is a TMP. A part of the net income allocable to REMIC residual interest holders may be an "excess inclusion." The Internal Revenue Code authorizes the issuance of regulations dealing with the taxation and reporting of excess inclusion income of REITs and RICs that hold residual REMIC interests and of REITs, or qualified REIT subsidiaries, that are TMPs. Although those regulations have not yet been issued, the U.S. Treasury and the IRS issued a notice in 2006 ("Notice") announcing that, pending the issuance of further guidance (which has not yet been issued), the IRS would apply the principles in the following paragraphs to all excess inclusion income, whether from REMIC residual interests or TMPs.

The Notice provides that a REIT must (1) determine whether it or its qualified REIT subsidiary (or a part of either) is a TMP and, if so, calculate the TMP's excess inclusion income under a "reasonable method," (2) allocate its excess inclusion income to its shareholders generally in proportion to dividends paid, (3) inform shareholders that are not "disqualified organizations" (i.e., governmental units and tax-exempt entities that are not subject to tax on their "unrelated business taxable income" ("UBTI")) of the amount and character of the excess inclusion income allocated thereto, (4) pay tax (at the highest federal income tax rate imposed on corporations, currently 21%) on the excess inclusion income allocable to its shareholders that are disqualified organizations, and (5) apply the withholding tax provisions with respect to the excess inclusion part of dividends paid to foreign persons without regard to any treaty exception or reduction in tax rate. Excess inclusion income allocated to certain tax-exempt entities (including qualified retirement plans, IRAs, and public charities) constitutes UBTI to them.

A RIC with excess inclusion income is subject to rules identical to those in clauses (2) through (5) above (substituting "that are nominees" for "that are not ‘disqualified organizations'" in clause (3) and inserting "record" after "its" in clause (4)). The Notice further provides that a RIC is not required to report the amount and character of the excess inclusion income allocated to its shareholders that are not nominees, except that (1) a RIC with excess inclusion income from all sources that exceeds 1% of its gross income must do so and (2) any other RIC must do so by taking into account only excess inclusion income allocated to the RIC from REITs the excess inclusion income of which exceeded 3% of its dividends. A Fund will not invest directly in REMIC residual interests and does not intend to invest in REITs that, to its knowledge, invest in those interests or are TMPs or have a qualified REIT subsidiary that is a TMP.

After calendar year-end, REITs can and often do change the category (e.g., ordinary income dividend, capital gain distribution, or "return of capital") of one or more of the distributions they have made during that year, which would result at that time in the Fund, if it held shares in such a REIT during that year, also having to re-categorize some of the distributions it made to its shareholders. These changes would be reflected in annual Forms 1099 sent to the Fund's shareholders, together with other tax information. Those forms generally will be distributed to shareholders in February of each year, although the Fund may, in one or more years, request from the IRS an extension of time to distribute those forms until mid-March to enable it to receive the latest information it can from the REITs in which it invests and thereby accurately report that information to shareholders on a single form (rather than having to send shareholders an amended form).

Effective for taxable years beginning after December 31, 2017 and before January 1, 2026, the Internal Revenue Code generally allows individuals and certain other non-corporate entities a deduction for 20% of (1) "qualified REIT dividends" and (2) "qualified publicly traded partnership income" (such as income from MLPs). Recently issued proposed Treasury regulations (having current effect) permit a RIC to pass the character of its qualified REIT dividends through to its shareholders provided certain holding period requirements are met. As a result, a shareholder in the Fund that invests in REITs will be eligible to receive the benefit of the same 20% deduction with respect to the Fund's REIT-based dividends as is available to an investor who directly invests in REITs. There currently is no similar pass-through of the 20% deduction with respect to a RIC's qualified publicly traded partnership income.

Other Taxes - Statutory rules and regulations regarding state and local taxation of ordinary income dividends, QDI dividends and net capital and foreign currency gain distributions may differ from the federal income taxation rules described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder's situation.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

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DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company Resolute Investment Managers, Inc., (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The Advisor Class was created for individuals and other smaller investors investing in the Funds through third party intermediaries. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans. The A Class and C Class and were created for investors investing in the American Beacon Funds through their broker-dealers or other financial intermediaries. The R6 Class was created to provide third party intermediaries an investment option for the large 401(k) plans that does not charge 12b-1 or sub-transfer agency fees.

FINANCIAL STATEMENTS

The Funds' independent registered public accounting firm, Ernst & Young LLP, audits and reports on the Funds' annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm.

The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the American Beacon Balanced Fund, American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund, and American Beacon Small Cap Value Fund for the period ended October 31, 2019.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon's interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund's shares in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
AMERICAN BEACON APOLLO TOTAL RETURN FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended February 28, 2018

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds"), the American Beacon Institutional Funds Trust ("Institutional Funds"), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). Therefore, this Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds' respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

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If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

PROXY VOTING POLICIES — FUND SUB-ADVISORS

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

American Century Investment Management, Inc. (the "Advisor") is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Advisor has been delegated the authority to vote proxies with respect to investments held in the accounts it manages. The following is a statement of the proxy voting policies that have been adopted by the Advisor. In the exercise of proxy voting authority which has been delegated to it by particular clients, the Advisor will apply the following policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Advisor in writing.

A. General Principles

In providing the service of voting client proxies, the Advisor is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Advisor will vote all proxies with respect to investments held in the client accounts it manages. The Advisor will attempt to consider all factors of its vote that could affect the value of the investment. Although in most instances the Advisor will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Advisor may at times vote differently on the same proposals. Examples of when an account's vote might differ from other accounts managed by the Advisor include, but are not limited to, proxy contests and proposed mergers. In short, the Advisor will vote proxies in the manner that it believes will do the most to maximize shareholder value.

B. Specific Proxy Matters

1. Routine Matters

a. Election of Directors
(1) Generally. The Advisor will generally support the election of directors that result in a board made up of a majority of independent directors. In general, the Advisor will vote in favor of management's director nominees if they are running unopposed. The Advisor believes that management is in the best possible position to evaluate the qualifications of directors and the needs and dynamics of a particular board. The Advisor of course maintains the ability to vote against any candidate whom it feels is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. Additional information the Advisor may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or
(3) there is a family relationship between the nominee and the company's chief executive officer or controlling shareholder. When management's nominees are opposed in a proxy contest, the Advisor will evaluate which nominees' publicly-announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents.
(2) Committee Service. The Advisor will withhold votes for non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.
(3) Classification of Boards. The Advisor will support proposals that seek to declassify boards. Conversely, the Advisor will oppose efforts to adopt classified board structures. (4) Majority Independent Board. The Advisor will support proposals calling for a majority of independent directors on a board. The Advisor believes that a majority of independent directors can help to facilitate objective decision making and enhances accountability to shareholders.
(5) Majority Vote Standard for Director Elections. The Advisor will vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Advisor may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
(6) Withholding Campaigns. The Advisor will support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs (1) through (5) above.

b. Ratification of Selection of Auditors
The Advisor will generally rely on the judgment of the issuer's audit committee in selecting the independent auditors who will provide the best service to the company. The Advisor believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Advisor will vote against proposed auditors in those circumstances where (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) non-audit fees comprise more than 50% of the total fees paid by the company to the audit firm; or (3) there is reason to believe that the independent auditor has previously rendered an opinion to the issuer that is either inaccurate or not indicative of the company's financial position.

2. Compensation Matters

a. Executive Compensation
(1) Advisory Vote on Compensation. The Advisor believes there are more effective ways to convey concerns about compensation than through an advisory vote on compensation (such as voting against specific excessive incentive plans or withholding votes from compensation committee members). The Advisor will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless specific concerns exist, including if the Advisor concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company's performance. (2) Frequency of Advisory Votes on

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Compensation. The Advisor generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.

b. Equity Based Compensation Plans
The Advisor believes that equity-based incentive plans are economically significant issues upon which shareholders are entitled to vote. The Advisor recognizes that equity-based compensation plans can be useful in attracting and maintaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Advisor will conduct a case-by-case analysis of each stock option, stock bonus or similar plan or amendment, and generally approve management's recommendations with respect to adoption of or amendments to a company's equity-based compensation plans, provided that the total number of shares reserved under all of a company's plans is reasonable and not excessively dilutive. The Advisor will review equity-based compensation plans or amendments thereto on a case-by-case basis. Factors that will be considered in the determination include the company's overall capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base which may justify somewhat greater dilution. Amendments which are proposed in order to bring a company's plan within applicable legal requirements will be reviewed by the Advisor's legal counsel; amendments to executive bonus plans to comply with IRS Section 162(m) disclosure requirements, for example, are generally approved. The Advisor will generally vote against the adoption of plans or plan amendments that:

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Provide for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see "Anti-Takeover Proposals" below);

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Reset outstanding stock options at a lower strike price unless accompanied by a corresponding and proportionate reduction in the number of shares designated. The Advisor will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;

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Establish restriction periods shorter than three years for restricted stock grants;

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Do not reasonably associate awards to performance of the company; or

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Are excessively dilutive to the company.

3. Anti-Takeover Proposals

In general, the Advisor will vote against any proposal, whether made by management or shareholders, which the Advisor believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. The items below discuss specific anti-takeover proposals.

a. Cumulative Voting
The Advisor will vote in favor of any proposal to adopt cumulative voting and will vote against any proposal to eliminate cumulative voting that is already in place, except in cases where a company has a staggered board. Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation on the board. The Advisor believes that the elimination of cumulative voting constitutes an anti-takeover measure.

b. Staggered Board
If a company has a "staggered board," its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Advisor believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Advisor does not necessarily vote against the re-election of directors serving on staggered boards.

c. "Blank Check" Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or "white knight" or could establish conversion or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Advisor will vote against blank check preferred stock. However, the Advisor may vote in favor of blank check preferred if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective as a financing instrument.

d. Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right. While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company's ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company's stock. In the long term, shareholders could be adversely affected by preemptive rights. The Advisor generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.

e. Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management's belief in the favorable business prospects of the company. The Advisor

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finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company's financial condition.

f. Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred. The Advisor will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the increase will be approved. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Advisor will vote in favor of an increase in authorized common stock of up to 100%; increases in excess of 100% are evaluated on a case-by-case basis, and will be voted affirmatively if management has provided sound justification for the increase.

g. "Supermajority" Voting Provisions or Super Voting Share Classes
A "supermajority" voting provision is a provision placed in a company's charter documents which would require a "supermajority" (ranging from 66 to 90%) of shareholders and shareholder votes to approve any type of acquisition of the company. A super voting share class grants one class of shareholders a greater per-share vote than those of shareholders of other voting classes. The Advisor believes that these are standard anti-takeover measures and will generally vote against them. The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. A super voting share class favors one group of shareholders disproportionately to economic interest. Both are often proposed in conjunction with other anti-takeover measures.

h. "Fair Price" Amendments
This is another type of charter amendment that would require an offeror to pay a "fair" and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Advisor will carefully examine all fair price proposals. In general, the Advisor will vote against fair price proposals unless the Advisor concludes that it is likely that the share price will not be negatively affected and the proposal will not have the effect of discouraging acquisition proposals.

i. Limiting the Right to Call Special Shareholder Meetings.
The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership (frequently 10%) to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company's charter documents. The Advisor believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Advisor will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.

j. Poison Pills or Shareholder Rights Plans
 Many companies have now adopted some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain hostile events, such as the acquisition of a large block of stock. The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to "entrench" management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Advisor believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Advisor will generally vote against all forms of poison pills. The Advisor will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Advisor will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in our view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.

k. Golden Parachutes
 Golden parachute arrangements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Advisor will evaluate the specifics of the plan presented.

l. Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states (such as Pennsylvania, Ohio and Indiana) now provide some type of legislation that greatly discourages takeovers. Management believes that Delaware in particular is beneficial as a corporate domicile because of the well-developed body of statutes and case law dealing with corporate acquisitions. The Advisor will examine reincorporation proposals on a case-by-case basis. Generally, if the Advisor believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Advisor will also oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Advisor will generally vote affirmatively.

m. Confidential Voting
Companies that have not previously adopted a "confidential voting" policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes. Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders' confidentiality. The Advisor believes that the only way to insure anonymity of votes is through confidential voting, and

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that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Advisor will generally vote in favor of any proposal to adopt confidential voting.

n. Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Advisor believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Advisor will generally vote in favor of opting out of restrictive state takeover laws.

4. Transaction Related Proposals The Advisor will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Advisor may determine that it is in the best interests of the accounts to vote the accounts' shares differently on proposals related to the same transaction.

5. Other Matters

a. Proposals Involving Environmental, Social, and Governance ("ESG") Matters
The Advisor believes that ESG issues can potentially impact an issuer's long-term financial performance and has developed an analytical framework, as well as a proprietary assessment tool, to integrate risks and opportunities stemming from ESG issues into our investment process. This ESG integration process extends to our proxy voting practices in that our ESG Proxy Team analyzes on a case-by-case basis the financial materiality and potential risks or economic impact of the ESG issues underpinning proxy proposals and makes voting recommendations based thereon for the Advisor's consideration. The ESG Proxy Team will generally recommend support for well-targeted ESG proposals if it believes that there is a rational linkage between a proposal, its economic impact, and its potential to maximize long-term shareholder value. Where the economic effect of such proposals is unclear and there is not a specific written client-mandate, the Advisor believes it is generally impossible to know how to vote in a manner that would accurately reflect the views of the Advisor's clients, and, therefore, the Advisor will generally rely on management's assessment of the economic effect if the Advisor believes the assessment is not unreasonable. Shareholders may also introduce proposals which are the subject of existing law or regulation. Examples of such proposals would include a proposal to require disclosure of a company's contributions to political action committees or a proposal to require a company to adopt a non-smoking workplace policy. The Advisor believes that such proposals may be better addressed outside the corporate arena and, absent a potential economic impact, will generally vote with management's recommendation. In addition, the Advisor will generally vote against any proposal which would require a company to adopt practices or procedures which go beyond the requirements of existing, directly applicable law.

b. Anti-Greenmail Proposals
"Anti-greenmail" proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Advisor believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.

c. Indemnification
The Advisor will generally vote in favor of a corporation's proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary in order to attract and retain qualified directors. The adoption of such proposals appears to have little effect on share value.

d. Non-Stock Incentive Plans
Management may propose a variety of cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Advisor will vote in favor of such proposals, particularly when the proposal is recommended in order to comply with IRC Section 162(m) regarding salary disclosure requirements. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.

e. Director Tenure
These proposals ask that age and term restrictions be placed on the board of directors. The Advisor believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will vote against such proposals, unless they have been recommended by management.

f. Directors' Stock Options Plans
The Advisor believes that stock options are an appropriate form of compensation for directors, and the Advisor will generally vote for director stock option plans which are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis, and will take into account total board compensation and the company's total exposure to stock option plan dilution.

g. Director Share Ownership
The Advisor will generally vote against shareholder proposals which would require directors to hold a minimum number of the company's shares to serve on the Board of Directors, in the belief that such ownership should be at the discretion of Board members.

h. Non-U.S. Proxies
The Advisor will generally evaluate non-U.S. proxies in the context of the voting policies expressed herein but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be

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circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Advisor generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required. Restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.

C. Use of Proxy Advisory Services

The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the voting policies expressed herein, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted. Prior to the selection of a proxy advisory firm and periodically thereafter, the Advisor will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm's systems to determine that votes are in accordance with the Advisor's policies and its clients best interests, (ii) onsite visits to the proxy advisory firm's office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Advisor, (iii) a review of the firm's policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Advisor if there is a change in the firm's material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Advisor discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future. While the Advisor takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these policies.

D. Monitoring Potential Conflicts of Interest

Corporate management has a strong interest in the outcome of proposals submitted to shareholders. As a consequence, management often seeks to influence large shareholders to vote with their recommendations on particularly controversial matters. In the vast majority of cases, these communications with large shareholders amount to little more than advocacy for management's positions and give the Advisor's staff the opportunity to ask additional questions about the matter being presented. Companies with which the Advisor has direct business relationships could theoretically use these relationships to attempt to unduly influence the manner in which the Advisor votes on matters for its clients. To ensure that such a conflict of interest does not affect proxy votes cast for the Advisor's clients, our proxy voting personnel regularly catalog companies with whom the Advisor has significant business relationships; all discretionary (including case-by-case) voting for these companies will be voted by the client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan). In addition, to avoid any potential conflict of interest that may arise when one American Century fund owns shares of another American Century fund, the Advisor will "echo vote" such shares, if possible. Echo voting means the Advisor will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any American Century fund that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible (as in the case of the "NT" funds, where the other American Century funds are the only shareholders), the shares of the underlying fund (e.g. the "NT" fund) will be voted in the same proportion as the vote of the shareholders of the corresponding American Century policy portfolio for proposals common to both funds. For example, NT Growth Fund shares will be echo voted in accordance with the votes of the Growth Fund shareholders. In the case where the policy portfolio does not have a common proposal, shares will be voted in consultation with a committee of the independent directors.

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The voting policies expressed above are of course subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated above, the Advisor will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value. Case-by-case determinations will be made by the Advisor's staff, which is overseen by the General Counsel of the Advisor, in consultation with equity managers. Electronic records will be kept of all votes made.

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BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
PROXY VOTING POLICY

BHMS has the responsibility to vote proxies for equity securities for its clients who have delegated this responsibility to us, and under BHMS's fiduciary duty, the Firm's policy is to vote our clients' proxies in the best economic interests of our clients, the beneficial owners of the shares. BHMS has adopted this Proxy Voting Policy, and maintains written procedures for the handling of research, voting, and reporting of the proxy votes, and making appropriate disclosures about proxy voting on behalf of our clients. Disclosure information about the Firm's Proxy Voting is included in BHMS' Form ADV Part 2.

To assist in the proxy voting process, BHMS retains the services of Glass Lewis & Co. Glass Lewis provides:

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Research on corporate governance, financial statements, business, legal and accounting risks;

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Proxy voting recommendations, including ESG (Environmental and Social Governance) voting guidelines;

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Portfolio accounting and reconciliation of shareholdings for voting purposes;

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Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

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BHMS's Proxy Oversight Committee is responsible for implementing and monitoring BHMS' proxy voting policy, procedures, disclosures and recordkeeping, including outlining our voting guidelines in our procedures. The Proxy Oversight Committee conducts periodic reviews to monitor and ensure that the Firm's policy is observed, implemented properly, and amended or updated, as appropriate. The Proxy Oversight Committee is made up of the CCO/CRO, the Responsible Investing Committee lead, the director of investment operations, the ESG research coordinator, and an at-large portfolio manager.

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BHMS's proxy coordinators review and organize the data and recommendations provided by the proxy service. The proxy coordinators are responsible for ensuring that the proxy ballots are routed to the appropriate research analyst based on industry sector coverage. Proxy coordinators are assigned from the operations department.

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BHMS's research analysts review and evaluate proxy proposals and make written recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm's analysis and are in the best interest of the shareholders, our clients.

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BHMS's equity portfolio managers are members of the Proxy Voting Committee. Equity portfolio managers vote proxy proposals based on share ownership after giving consideration to BHMS's Proxy Voting Guidelines, internal research recommendations, and the opinion of Glass Lewis. Proxy votes must be approved by the Proxy Voting Committee before submitting to the proxy service provider.

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Voting proxies for the Diversified Small Cap Value accounts is done in accordance with the proxy service provider's recommendations for the following reasons: Investments are based on a quantitative model.

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Investments are based on a quantitative model. Fundamental research is not performed for the holdings.

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The holding period is too short to justify the time for analysis to vote.

Conflicts of Interest

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Potential conflicts may arise when BHMS invests in equity securities of corporations that are also clients of the Firm. BHMS seeks to mitigate potential conflicts by:

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Making voting decisions for the benefit of the shareholder(s), our clients;

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Uniformly voting every proxy based on BHMS's internal research and consideration of Glass Lewis' recommendations; and

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Documenting the votes of companies who are also clients of the Firm.

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If a material conflict of interest exists, members from the Proxy Voting and Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether BHMS will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined voting policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

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BHMS sends a daily electronic transfer of equity positions to the proxy service provider.

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The proxy service provider identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

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BHMS sends a proxy report to clients at least annually (or as requested by client), listing the number of shares voted and disclosing how proxies were voted.

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Voting records are retained on the network, which is backed up daily. The proxy service provider retains records for seven years.

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BHMS's Proxy Voting Guidelines are available upon request by calling: (214) 665-1900, or by e-mailing: clientservices@barrowhanley.com.

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These policies and procedures and any amendments;

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Proxy statements received regarding our clients' securities;

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A record of each proxy voted;

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Proxy voting reports that are sent to clients annually;

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Any document BHMS created that was material to making a decision on how to vote proxies, or that memorializes that decision; and

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Records of any client's request for proxy voting information. The proxy coordinators retain the following proxy records for at least seven years:

Voting Debt and/or Bank Loan Securities
BHMS has the responsibility to vote proxies and related interests for its clients who have delegated this responsibility to the Firm, which may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to the issuers of securities, including Bank Loan debt instruments. BHMS votes proxies and related interests in the best interest of the securities' owners, its clients.

Revised December 31, 2018

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BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC
PROXY VOTING

I. Client Accounts for which Brandywine Global Votes Proxies

Brandywine Global shall vote proxies for each client account for which the client:

A. has specifically authorized Brandywine Global to vote proxies in the applicable investment management agreement or other written instrument; or

B. without specifically authorizing Brandywine Global to vote proxies, has granted general investment discretion to Brandywine Global in the applicable investment management agreement.

Also, Brandywine Global shall vote proxies for any employee benefit plan client subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), unless the investment management agreement specifically reserves the responsibility for voting proxies to the plan trustees or other named fiduciary.

At or prior to inception of each client account, Brandywine Global shall determine whether it has proxy voting authority over such account.

II. General Principles

In exercising discretion to vote proxies for securities held in client accounts, Brandywine Global is guided by general fiduciary principles. Brandywine Global's goal in voting proxies is to act prudently and solely in the best economic interest of its clients for which it is voting proxies. In furtherance of such goal, Brandywine Global will vote proxies in a manner that Brandywine Global believes will be consistent with efforts to maximize shareholder values.

Brandywine Global does not exercise its proxy voting discretion to further policy, political or other issues that have no connection to enhancing the economic value of the client's investment, but will consider environmental, social, and governance issues that may impact the value of the investment, either through introducing opportunity or by creating risk to the value.

III. How Brandywine Global Votes Proxies

Appendix A sets forth general guidelines considered by Brandywine Global and its portfolio management teams in voting common proxy items.

In the case of a proxy issue for which there is a stated position set forth in Appendix A, Brandywine Global generally votes in accordance with the stated position. In the case of a proxy issue for which there is a list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global considers those factors and votes on a case-by-case basis in accordance with the general principles described in Section II. In the case of a proxy issue for which there is no stated position or list of factors set forth in Appendix A that Brandywine Global considers in voting on such issue, Brandywine Global votes on a case-by-case basis in accordance with the general principles described in Section II.

The general guidelines set forth in Appendix A are not binding on Brandywine Global and its portfolio management teams, but rather are intended to provide an analytical framework for the review and assessment of common proxy issues. Such guidelines can always be superseded by a portfolio management team based on the team's assessment of the proxy issue and determination that a vote that is contrary to such general guidelines is in the best economic interests of the client accounts for which the team is responsible. Different portfolio management teams may vote differently on the same issue based on their respective assessments of the proxy issue and determinations as to what is in the best economic interests of client accounts for which they are responsible.

In the case of Taft-Hartley clients, Brandywine Global will comply with a client direction to vote proxies in accordance with Glass Lewis & Co. PVS Proxy Voting Guidelines, which Glass Lewis & Co. represents to be fully consistent with AFL-CIO guidelines.

IV. Use of an Independent Proxy Service Firm

Brandywine Global may contract with an independent proxy service firm to provide Brandywine Global with information and/or recommendations with regard to proxy votes. Any such information and/or recommendations will be made available to Brandywine Global's portfolio management teams, but Brandywine Global and its portfolio management teams are not required to follow any recommendation furnished by such service provider. The use of an independent proxy service firm to provide proxy voting information and/or recommendations does not relieve Brandywine Global of its responsibility for any proxy votes.

With respect to any independent proxy service firm engaged by Brandywine Global to provide Brandywine Global with information and/or recommendations with regard to proxy votes, Brandywine Global's Proxy Administrator shall periodically review and assess such firm's policies, procedures and practices including those with respect to the disclosure and handling of conflicts of interest.

V. Conflict of Interest Procedures

In furtherance of Brandywine Global's goal to vote proxies in the best interests of clients, Brandywine Global follows procedures designed to identify and address material conflicts that may arise between the interests of Brandywine Global and its employees and those of its clients before voting proxies on behalf of such clients. Conflicts of interest may arise both at the firm level and as a result of an employee's personal relationships or circumstances.

A. Procedures for Identifying Conflicts of Interest

Brandywine Global relies on the procedures set forth below to seek to identify conflicts of interest with respect to proxy voting.

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1. Brandywine Global's Compliance Department annually requires each Brandywine Global employee to complete a questionnaire designed to elicit information that may reveal potential conflicts between the employee's interests and those of Brandywine Global clients.

2. Brandywine Global treats client relationships as creating a material conflict of interest for Brandywine Global in voting proxies with respect to securities issued by such client or its known affiliates.

3. As a general matter, Brandywine Global takes the position that relationships between a non-Brandywine Global Legg Mason business unit and an issuer (e.g., investment management relationship between an issuer and a non-Brandywine Global Legg Mason investment adviser affiliate) do not present a conflict of interest for Brandywine Global in voting proxies with respect to such issuer because Brandywine Global operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between Brandywine Global and certain other Legg Mason business units.

B. Procedures for Assessing Materiality of Conflicts of Interest

1. All potential conflicts of interest identified pursuant to the procedures outlined in Section V.A.1. must be brought to the attention of the Investment Committee for resolution.

2. The Investment Committee shall determine whether a conflict of interest is material. A conflict of interest shall be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, Brandywine Global's decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Investment Committee shall be maintained.

3. If it is determined by the Investment Committee that a conflict of interest is not material, Brandywine Global may vote proxies following normal processes notwithstanding the existence of the conflict.

C. Procedures for Addressing Material Conflicts of Interest

1. With the exception of those material conflicts identified in A.2. which will be voted in accordance with paragraph C.1.b., if it is determined by the Investment Committee that a conflict of interest is material, the Investment Committee shall determine an appropriate method or combination of methods to resolve such conflict of interest before the proxy affected by the conflict of interest is voted by Brandywine Global. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

a. confirming that the proxy will be voted in accordance with a stated position or positions set forth in Appendix A;

b. confirming that the proxy will be voted in accordance with the recommendations of an independent proxy service firm retained by Brandywine Global;

c. in the case of a conflict of interest resulting from a particular employee's personal relationships or circumstances, removing such employee from the decision-making process with respect to such proxy vote;

d. disclosing the conflict to clients and obtaining their consent before voting;

e. suggesting to clients that they engage another party to vote the proxy on their behalf; or

f. such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.

   2. A written record of the method used to resolve a material conflict of interest shall be maintained.

VI. Other Considerations

In certain situations, Brandywine Global may decide not to vote proxies on behalf of a client account for which it has discretionary voting authority because Brandywine Global believes that the expected benefit to the client account of voting shares is outweighed by countervailing considerations (excluding the existence of a potential conflict of interest). Examples of situations in which Brandywine Global may determine not to vote proxies are set forth below.

A. Share Blocking

Proxy voting in certain countries requires "share blocking." This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary. During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary. In deciding whether to vote shares subject to share blocking, Brandywine Global will consider and weigh, based on the particular facts and circumstances, the expected benefit to client accounts of voting in relation to the potential detriment to clients of not being able to sell such shares during the applicable period.

B. Securities on Loan

Certain clients of Brandywine Global, such as an institutional client or a registered investment company for which Brandywine Global acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts. Brandywine Global typically does not direct or oversee such securities lending activities. To the extent feasible and practical under the circumstances, Brandywine Global may request that the client recall shares that are on loan so that such shares can be voted if Brandywine Global believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income). The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of Brandywine Global and requires the cooperation of the client and its other service

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providers. Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII. Proxy Voting-Related Disclosures

A. Proxy Voting Independence and Intent

Brandywine Global exercises its proxy voting authority independently of other Legg Mason affiliated investment advisers. Brandywine Global and its employees shall not consult with or enter into any formal or informal agreements with Brandywine Global's parent, Legg Mason, Inc., any other Legg Mason business unit, or any of their respective officers, directors or employees, regarding the voting of any securities by Brandywine Global on behalf of its clients.

Brandywine Global and its employees must not disclose to any person outside of Brandywine Global, including without limitation another investment management firm (affiliated or unaffiliated) or the issuer of securities that are the subject of the proxy vote, how Brandywine Global intends to vote a proxy without prior approval from Brandywine Global's Chief Compliance Officer.

If a Brandywine Global employee receives a request to disclose Brandywine Global's proxy voting intentions to, or is otherwise contacted by, another person outside of Brandywine Global (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, the employee should immediately notify Brandywine Global's Chief Compliance Officer.

If a Brandywine Global portfolio manager wants to take a public stance with regards to a proxy, the portfolio manager must consult with and obtain the approval of Brandywine Global's Chief Compliance Officer before making or issuing a public statement.

B. Disclosure of Proxy Votes and Policy and Procedures

Upon Brandywine Global's receipt of any oral or written client request for information on how Brandywine Global voted proxies for that client's account, Brandywine Global must promptly provide the client with such requested information in writing.

Brandywine Global must deliver to each client, for which it has proxy voting authority, no later than the time it accepts such authority, a written summary of this Proxy Voting policy and procedures. This summary must include information on how clients may obtain information about how Brandywine Global has voted proxies for their accounts and must also state that a copy of Brandywine Global's Proxy Voting policy and procedures is available upon request.

Brandywine Global must create and maintain a record of each written client request for proxy voting information. Such record must be created promptly after receipt of the request and must include the date the request was received, the content of the request, and the date of Brandywine Global's response. Brandywine Global must also maintain copies of written client requests and copies of all responses to such requests.

C. Delegation of Duties

Brandywine Global may delegate to non-investment personnel the responsibility to vote proxies in accordance with the guidelines set forth in Appendix A. Such delegation of duties will only be made to employees deemed to be reasonably capable of performing this function in a satisfactory manner.

VIII. Shareholder Activism and Certain Non-Proxy Voting Matters

In no event shall Brandywine Global's possession of proxy voting authority obligate it to undertake any shareholder activism on behalf of a client. Brandywine Global may undertake such activism in connection with a proxy or otherwise if and to the extent that Brandywine Global determines that doing so is consistent with applicable general fiduciary principles, provided Brandywine Global has first obtained its Chief Compliance Officer's approval of the proposed activism.

Absent a specific contrary written agreement with a client, Brandywine Global does not (1) render any advice to, or take any action on behalf of, clients with respect to any legal proceedings, including bankruptcies and shareholder litigation, to which any securities or other investments held in client account, or the issuers thereof, become subject, or (2) initiate or pursue legal proceedings, including without limitation shareholder litigation, on behalf of clients with respect to transactions or securities or other investments held in client accounts, or the issuers thereof. Except as otherwise agreed to in writing with a particular client, the right to take any action with respect to any legal proceeding, including without limitation bankruptcies and shareholder litigation, and the right to initiate or pursue any legal proceedings, including without limitation shareholder litigation, with respect to transactions or securities or other investments held in a client account is expressly reserved to the client.

IX. Recordkeeping

In addition to all other records required by this Policy and Procedures, Brandywine Global shall maintain the following records relating to proxy voting:

A. a copy of this Policy and Procedures, including any and all amendments that may be adopted;

B. a copy of each proxy statement that Brandywine Global receives regarding client securities;

C. a record of each vote cast by Brandywine Global on behalf of a client;

D. documentation relating to the identification and resolution of conflicts of interest;

E. any documents created by Brandywine Global that were material to a proxy voting decision or that memorialized the basis for that decision;

F. a copy of each written client request for information on how Brandywine Global voted proxies on behalf of the client, and a copy of any written response by Brandywine Global to any (written or oral) client request for information on how Brandywine Global voted proxies on behalf of the requesting client; and

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G. records showing whether or not Brandywine Global has proxy voting authority for each client account.

All required records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of Brandywine Global. Brandywine Global also shall maintain a copy of any proxy voting policies and procedures that were in effect at any time within the last five years.

To the extent that Brandywine Global is authorized to vote proxies for a United States registered investment company, Brandywine Global shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

In lieu of keeping copies of proxy statements, Brandywine Global may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements if the third party provides an undertaking to provide copies of such proxy statements promptly upon request. Brandywine Global may rely on a third party to make and retain, on Brandywine Global's behalf, records of votes cast by Brandywine Global on behalf of clients if the third party provides an undertaking to provide a copy of such records promptly upon request.

Appendix A
Proxy Voting Guidelines

Brandywine Global Diversified Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Diversified Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive. We may consider current and past stock option grants in determining whether the cumulative dilution is excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for compensation plans that are tied to the company achieving set profitability hurdles. Plans are structured this way to comply with IRS laws allowing for deductibility of management compensation exceeding $1 million.

D. We vote against attempts to re-price options. Also, we vote against the re-election of incumbent Directors in the event of such a re-pricing proposal.

E. We vote against attempts to increase incentive stock options available for issuance when the shares underlying such options would exceed 10% of the company's outstanding shares.

F. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

G. We vote against stock option plans allowing for very large allocations to a single individual because we generally believe that stock option plans should provide for widespread employee participation.

H. We vote against proposals to authorize or approve loans to company executives or Board members for personal reasons or for the purpose of enabling such persons to purchase company shares.

II. Governance

A. We vote for proposals to separate the Chief Executive Officer and Chairman of the Board positions.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

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We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

Brandywine Global Fundamental Equities Portfolio Management Team
Proxy Voting Guidelines

Below are proxy voting guidelines that Brandywine Global's Fundamental Equities Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

C. We vote against related-party transactions involving directors, senior members of company management or other company insiders.

III. Anti-Takeover

We vote against anti-takeover measures:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

D. Change-of-Control Contracts, which grant benefits to company personnel (typically members of senior company management) in the event the company is acquired or is otherwise subject to a change of control.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating      responsibly, it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles

Brandywine Global Fixed Income Portfolio Management Team
Proxy Voting Guidelines

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Below are proxy voting guidelines that Brandywine Global Fixed Income Portfolio Management Team generally follows when voting proxies for securities held in client accounts. The Team may decide to deviate from these guidelines with respect to any one or more particular proxy votes, subject in all cases to the Team's duty to act solely in the best interest of their client accounts holding the applicable security.

I. Compensation

A. We vote for non-employee director stock options, unless we consider the number of shares available for issue excessive.

B. We vote for employee stock purchase programs. Normally, these programs allow all employees to purchase company stock at a price equal to 85% of current market price. Usually, we will still vote for these employee programs even if we vote against a non-employee or executive-only stock purchase program because of excessive dilution.

C. We vote for measures that give shareholders a vote on executive compensation.

D. We vote for compensation plans that are tied to the company achieving set profitability hurdles. This is to comply with IRS laws to allow for deductibility of management compensation exceeding $1 million.

E. We vote against any attempt to re-price options. Also, we vote against the re- election of incumbent Directors in the event of such a re-pricing proposal.

F. We vote against attempts to increase incentive stock options when we determine they are excessive, either in total or for one individual.

G. We vote against stock option plans allowing for stock options with exercise prices less than 100% of the stock's price at the time of the option grant.

II. Governance

A. We vote for cumulative shareholder voting.

B. We vote against "catch-all" authorizations permitting proxy holders to conduct unspecified business that arises during shareholder meetings.

III. Anti-Takeover

We vote against anti-takeover measures, including without limitation:

A. Staggered Boards of Directors (for example, where 1/3 of a company's Board is elected each year rather than the entire Board each year).

B. Super-Majority Voting Measures (for example, requiring a greater than 50% vote to approve takeovers or make certain changes).

C. Poison Pills, which are special stock rights that go into effect upon a takeover offer or an outsider acquiring more than a specified percentage of a company's outstanding shares.

IV. Capital Structure

We vote against attempts to increase authorized shares by more than twice the number of outstanding shares unless there is a specific purpose for such increase given, such as a pending stock split or a corporate purchase using shares, and we determine that increasing authorized shares for such purpose is appropriate. Generally, we believe it is better to use shares to pay for acquisitions when they are trading at higher values than when they are trading at or near historical lows. The dilution effect is less.

V. Business Management

We generally prefer not to dictate to companies on matters of business strategy, believing that as long as the company is operating responsibly it is management's role to make these decisions. Business strategy includes management of environmental and social practices, as they have the potential to pose significant financial, legal, and reputational risk if not appropriately governed. In cases where we feel management has not taken sufficient efforts to address material environmental or social risk, we may choose to support shareholder proposals aimed at enhancing shareholder value or risk mitigation in alignment with our fiduciary principles.

October 2016

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CAUSEWAY CAPITAL MANAGEMENT LLC SUMMARY OF
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC ("Causeway") votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund's shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively "clients"). Causeway's intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer has final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. ("ISS") for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway's proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway's guidelines also recognize that a company's management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management's proposals or positions.

Causeway generally votes for:

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distributions of income

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appointment of auditors

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director compensation, unless deemed excessive

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boards of directors – Causeway generally votes for management's slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

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financial results/director and auditor reports

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share repurchase plans

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changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

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amendments to articles of association or other governing documents

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changes in board or corporate governance structure

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changes in authorized capital including proposals to issue shares

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compensation – Causeway believes that it is important that a company's equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway's clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

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debt issuance requests

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mergers, acquisitions and other corporate reorganizations or restructurings

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changes in state or country of incorporation

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related party transactions

Causeway generally votes against:

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anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

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Causeway generally opposes cumulative voting and attempts to classify boards of directors.

Causeway generally votes with management regarding:

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social issues – Causeway believes that it is management's responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway's interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a "significant business relationship" is one that: (1) represents 1.5% or more of Causeway's prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway's employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a "significant personal or family relationship" is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway's employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are "routine," such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway's General Counsel and Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client's consent for Causeway's vote. If Causeway does not seek the client's instructions or consent, Causeway will vote as follows:

• If a "for" or "against" or "with management" guideline applies to the proposal, Causeway will vote in accordance with that guideline.

• If a "for" or "against" or "with management" guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party's capacity and competency to analyze the issue, as well as the third party's ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party's disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway's voting instructions. As a result, Causeway will only use its best efforts to vote clients' non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client's custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

December 29, 2017

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FOUNDRY PARTNERS, LLC
 PROXY VOTING POLICY AND PROCEDURES

Proxy Voting

Proxies are assets of Foundry Partners' Clients that must be voted with diligence, care, and loyalty. Foundry Partners will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, Foundry Partners will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. The COO or a designee coordinates Foundry Partners' proxy voting process.

Rule 204-2(c)(ii) under the Advisers Act requires Foundry Partners to maintain certain books and records associated with its proxy voting policies and procedures. Foundry Partners' recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The COO will ensure that Foundry Partners complies with all applicable recordkeeping requirements associated with proxy voting.

Absent specific Client instructions, Foundry Partners has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

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Foundry Partners shall maintain a list of all Clients for which it votes proxies. The list will be maintained either in hard copy or electronically and updated by the COO who will obtain proxy voting information from client agreements.

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Foundry Partners uses a third-party proxy voting service provider, to assist in its proxy voting process.

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For any client who has provided specific voting instructions, Foundry Partners shall vote that client's proxy in accordance with the Client's written instructions.

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Foundry Partners will retain the following information in connection with each proxy vote:

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The Issuer's name;

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The security's ticker symbol or CUSIP, as applicable;

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The shareholder meeting date;

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The number of shares that Foundry Partners voted;

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A brief identification of the matter voted on;

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Foundry Partners uses a third-party proxy voting service provider, to assist in its proxy voting process.

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Whether Foundry Partners cast a vote;

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How Foundry Partners cast its vote (for the proposal, against the proposal, or abstain); and

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Whether Foundry Partners cast its vote with or against management.

In the event that Foundry Partners votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a Client requires Foundry Partners to vote a certain way on an issue, while Foundry Partners deems it beneficial to vote in the opposite direction for its other Clients) in the permanent file.

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Proxies received after a Client terminates its advisory relationship with Foundry Partners will not be voted. Foundry Partners will return such proxies to the sender, along with a statement indicating that Foundry Partners' advisory relationship with the Client has terminated, and that future proxies should not be sent to Foundry Partners.

Class Actions

The Portfolio Managers will determine whether Clients will (a) participate in a recovery achieved through class actions, or (b) opt out of the class action and separately pursue their own remedy. Employees must notify the CCO if they are aware of any material conflict of interest associated with Clients' participation in class actions.

Foundry Partners monitors corporate actions via Bloomberg. When Foundry Partners is notified of a corporate action, it is processed on the accounting system and reconciled with the custodial position during the daily reconciliation process. If Foundry Partners is notified of a corporate action requiring a vote, Foundry Partners verifies that they have voted properly and reconciles all accounts.

Disclosures to Clients
Foundry Partners includes a description of its policies and procedures regarding proxy voting in Part 2A of Form ADV, along with a statement that Clients can contact the CCO to obtain a copy of these policies and procedures and information about how Foundry Partners voted with respect to the Client's securities. Any request for information about proxy voting or class actions should be promptly forwarded to the CCO, who will respond to any such requests. Foundry Partners does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Implementation Date: February 1, 2013
Most Recent Amendment Date: January 2, 2018

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HILLCREST ASSET MANAGEMENT, LLC
PROXY VOTING POLICY

Proxy Voting Policy

The purpose of this Proxy Voting Policy is to document the policies and procedures adopted by Hillcrest Asset Management, LLC ("Hillcrest") to enable compliance with Rule 206(4) of the Investment Advisers Act of 1940 ("Advisers Act"). According to the Advisers Act, an investment adviser has fiduciary responsibility to act in the best long-term interest of its clients. An Adviser is a fiduciary that owes each of its clients the duty of care with respect to all service undertaken on the clients' behalf including proxy voting.

A. General Policy

Hillcrest will vote proxies for all clients who authorize them to do so. Hillcrest is responsible for voting proxies for those securities selected by Hillcrest; however, Hillcrest does not vote proxies for securities not selected by Hillcrest that are nevertheless held in a client account or where Hillcrest is otherwise not granted discretionary authority over securities in a client account. When Hillcrest votes proxies it generally votes as management recommends. Hillcrest believes this policy is consistent with the economic best interest of its clients. Consistent with its duty of care, Hillcrest monitors proxy proposals just as it monitors other corporate events affecting the companies in which its clients invest. Because of extenuating circumstances associated with some proxy issues, Hillcrest votes may not follow this policy in all cases.

Conflicts of Interest

There may be instances where the interests of Hillcrest may conflict or appear to conflict with the interests of its clients. For example, Hillcrest may have assets invested in a company for which Hillcrest provides investment management or an employee of Hillcrest may have a personal conflict of interest with respect to a vote. In such situations, Hillcrest will remain consistent in its duty of care and loyalty. Any employees with a personal conflict will identify themselves and be removed from the process for that vote. In the case of a client conflict, Hillcrest reviews the nature of the conflict and the materiality of the conflict and will determine and document the appropriate procedure to address the conflict.

To identify conflicts of interest, Hillcrest maintains a listing of all material business conflicts of interests, defined as those business relationships between the firm and other parties that are deemed to be material and may result in a conflict with respect to a future proxy vote. Additionally, all employees are required to disclose all personal and familiar relationships that may present a material conflict of interest with respect to a future proxy contest. Employees who are unsure whether a relationship should be disclosed as a material conflict should consult the Chief Compliance Officer for guidance.

Procedures

Upon receipt of a proxy, the proxy and annual or special report will be submitted to the appropriate portfolio manager, analyst or the compliance officer. They will vote the proxy in accordance with the Hillcrest policy. Hillcrest will retain the following information with respect to proxy voting for a minimum of 5 years:

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a copy of the proxy voting policy;

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a copy of all proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service, are acceptable;

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a record of each vote cast on behalf of a client;

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a copy of any document prepared by Hillcrest that was material to the decision making process of how to vote; and

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a copy of any written request for information on how Hillcrest voted on a client's behalf as well as the response that was sent.

Disclosure

Hillcrest will provide a copy of this Proxy Voting Policy to all clients upon request. Clients may also obtain information on how their securities were voted by making a written request to Hillcrest. Upon receiving the request, Hillcrest will provide the information to the client in a reasonable amount of time.

B-17

HOTCHKIS & WILEY CAPITAL MANAGEMENT
PROXY VOTING POLICIES AND PROCEDURES

PURPOSE

The purpose of these Proxy Voting Policies and Procedures is to memorialize the procedures and policies adopted by Hotchkis and Wiley Capital Management ("H&W") to enable the firm to comply with its accepted responsibilities and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). It is H&W's duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters).

POLICY

H&W acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA"). Unless a client (including a "named fiduciary" under ERISA) specifically reserves the right to vote its own proxies, H&W will vote client proxies and act on all other corporate actions. A number of clients have notified H&W that they will vote the proxies for their accounts. H&W does not take any action with respect to proxy voting for these clients.

H&W's Proxy Oversight Committee ("POC") (consisting of the Chief Operating Officer, Chief Compliance Officer, and Managing Director of Portfolio Services) oversees H&W's proxy voting policies and procedures by providing an administrative framework to facilitate and monitor the exercise of such proxy voting and to fulfill the obligations of reporting and recordkeeping under the federal securities laws.

Under the proxy voting guidelines, H&W generally votes on routine business matters in favor of management's positions. To vote client proxies, H&W utilizes Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services.

In certain situations, as permitted under the investment management agreement, H&W may consider written direction from a client on how to vote on a specific proxy proposal that would be applicable only to shares specifically owned by the respective client. In this situation, the shares voted under client direction may not be consistent with proxies voted by H&W for other clients or with the established guidelines contained in these Proxy Voting Policies and Procedures.

When voting proxies for clients, H&W's primary concern is that all decisions be made solely in the best interest of the shareholder (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). H&W will act in a manner it deems prudent and diligent and which is intended to enhance the economic value of the assets of the account, including the consideration of environmental, social, and governance ("ESG") items when economically material.

GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting on proposals often contained in proxy statements, but will not be used as rigid rules. The voting policies below are subject to modification in certain circumstances and will be reexamined from time to time. With respect to matters that do not fit in the categories stated below, H&W will exercise its best judgment as a fiduciary to vote in the manner which will most enhance shareholder value.

Management Proposals

H&W recognizes that a company's management is charged with day-to-day operations and long-term direction of the company and, therefore, generally votes on routine business matters in favor of management's positions. Generally, in the absence of any unusual or non-routine information, the following items if recommended by management are likely to be supported:

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Ratification of appointment of independent auditors

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General updating/corrective amendments to charter

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Increase in common share authorization for a stock split or share dividend

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Stock option plans that are incentive based and not excessive

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Election of directors

The following items will always require company specific and case-by-case review and analysis when submitted by management to a shareholder vote:

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Directors' liability and indemnity proposals

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Executive compensation plans

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Mergers, acquisitions, and other restructurings submitted to a shareholder vote

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Anti-takeover and related provisions

Shareholder Proposals

Under ERISA standards, it is inappropriate to use (vote) plan assets to carry out social agendas or purposes. Certain ESG proposals, however, could be economically meaningful to shareholders and we will vote in their best interest accordingly. Thus, shareholder proposals are examined closely for their relationship to the best interest of beneficiaries, and economic impact. In general, H&W will vote in accordance with the recommendation of the company's board of directors on all shareholder proposals. However, H&W will support shareholder proposals that are consistent with H&W's proxy voting guidelines for board-approved proposals. For example, H&W will generally support a proposal requiring a majority vote for the election of directors.

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Generally, shareholder proposals related to the following items are not supported:

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Declassification of the board

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Cumulative voting

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Restrictions related to social, political, or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or vested interest impact.

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Reports which are costly to provide or expenditures which are of a non-business nature or would provide no pertinent information from the perspective of shareholders.

Conflict of Interest

Conflicts between H&W's interests and its client's interests may arise in the proxy decision process due to significant business or personal relationships between H&W or its managers, members, employees or affiliates and the company or its management. If a potential conflict of interest arises, it will typically involve a proxy for a company that is also H&W's client. In the event that any proxies raise a conflict of interest, a member of the POC will review H&W's proposed votes to ensure that they are consistent with established guidelines and not prompted by any conflict of interest.

H&W employees may own the same securities held by client accounts. The employees vote their securities independently from H&W's proxy voting policy.

PROCEDURES

H&W's Portfolio Services Department monitors ISS to review upcoming shareholder meetings and other corporate actions. H&W's Portfolio Services Department is responsible for ensuring that proxies and corporate actions received by H&W are voted in a timely manner, voted in a manner consistent with the proxy voting policies and voted consistently across all portfolios. As a general matter, the Portfolio Services Department will vote client shares based on the guidelines set forth above, unless directed otherwise by the analyst.

The proxy will be routed to the analyst responsible for that holding. The analyst will review the proxy statement and, as deemed necessary, any reports from ISS or such other third-party proxy research firm engaged by H&W with respect to the company. An H&W analyst may vote against management if he/she determines that it is for the best interest of our clients, and will document reasons for such "against management votes". In the event an analyst is proposing to vote against management's recommendations or against its established guidelines, the proposed vote will be reviewed by a member of POC to determine that H&W's vote is not prompted by any conflict of interests. All determinations by POC will be documented.

LIMITATIONS

If H&W is authorized to exercise proxy voting rights for a client account, H&W will vote the proxies for securities beneficially held by the custodian for the client portfolio as of the record date of the shareholder meetings (settlement date). Securities not held by the custodian as of the record date (e.g., due to an unsettled purchase or securities lending (see additional information below)) will not be voted by H&W. In addition, H&W will not vote proxies if it does not receive adequate information from a client's custodian in sufficient time to cast the vote.

H&W may determine not to vote proxies in respect of securities of any company (i) if H&W determines that it would be in the client's overall best interest not to vote under the circumstances, such as when (a) the cost of voting exceeds the expected benefit to the client, (b) voting the client's proxies will not have an effect on the outcome of the matter up for vote or (c) the matter up for vote will not impact the client's economic interests, or (ii) if the security is no longer held in the clients' portfolios by the proxy meeting date. For example, to the extent that H&W receives proxies for securities that are transferred into a client's portfolio that were not recommended or selected by H&W and have been sold or are expected to be sold promptly in an orderly manner ("legacy securities"), H&W will generally refrain from voting such proxies. In such circumstances, since legacy securities have been sold or are expected to be sold promptly, H&W may determine that voting proxies on such securities would not further a client's interest in maximizing the value of its investments. H&W may consider an institutional client's special request to vote a legacy security proxy and, if agreed, would vote such proxy in accordance with H&W's guidelines.

Proxies received after the termination date of a client account generally will not be voted. An exception will be made if the record date is for a period in which an account was under management or if a separately managed account custodian failed to remove the account's holdings from its aggregated voting list.

Non-U.S. proxies (and particularly those in emerging markets) may involve a number of problems that restrict or prevent H&W's ability to vote. As a result, a client account's non-U.S. proxies will be voted on a best efforts basis only.

Fixed-income securities normally do not provide voting rights; however, special circumstances may occur that permit voting or responding to another type of corporate action.

Certain clients retain the responsibility for receiving and voting proxies for any and all securities maintained in client portfolios and receive their proxies or other solicitations directly from their custodian. H&W will not vote the proxies for these securities in this case, but may provide advice to clients regarding the clients' voting of proxies.

Securities Lending

In order to generate incremental revenue, some clients may participate in a securities lending program. As noted above, if a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager (PM), may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

PM and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the PM(s) will contact the securities lending agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so.

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RECORD KEEPING

H&W or ISS, on H&W's behalf, maintains records of proxy statements received; votes cast on behalf of clients; client requests for proxy voting information; and documents prepared by H&W that were material to making a voting decision. Such records are maintained in an easily accessible place for a period of not less than 5 years in an appropriate office of H&W or ISS. In the event that ISS maintains such records, ISS will provide such records to H&W promptly upon H&W's request.

H&W will describe in its Part 2A of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and advise clients how they may obtain information about how H&W voted their securities. Clients may obtain information about how their securities were voted or a copy of H&W's Proxy Voting Policies and Procedures free of charge by written request addressed to H&W. For its mutual fund clients, H&W will provide information about how H&W voted each mutual fund's securities within the appropriate time frame for the public filing of Form N-PX within 60 days of June 30th. Form N-PX for each mutual fund will be available without charge, upon request, by calling toll-free (866) 236-0050 and on the SEC's website at www.sec.gov.

Amended: September 21, 2012

Amended: August 16, 2016

Amended: October 1, 2018

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LAZARD ASSET MANAGEMENT LLC
PROXY VOTING POLICY

Introduction

Lazard Asset Management LLC (Lazard) is a global investment firm that provides investment management services for a variety of clients. As a registered investment advisor, Lazard has a fiduciary obligation to vote proxies in the best interests of our clients. Lazard's Proxy Voting Policy has been developed with the goal of maximizing the long term shareholder value.

Lazard does not delegate voting authority to any proxy advisory service, but rather retains complete authority for voting all proxies delegated to it. Our policy is generally to vote all meetings and all proposals; and generally to vote all proxies for a given proposal the same way for all clients. The Policy is also designed to address potential material conflicts of interest associated with proxy voting, and does so principally in setting approved guidelines for various common proposals.

Proxy Operations Department

Lazard's proxy voting process is administered by members of its Operations Department (Proxy Administration Team). Oversight of the process is provided by Lazard's Legal/Compliance Department and Lazard's Proxy Committee (Proxy Committee).

Proxy Committee

Lazard's Proxy Committee is comprised of senior investment professionals, members of the Legal/Compliance Department and other Lazard personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm's proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy voting proposal) as needed.

Role of Third Parties

Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services, Inc. (ISS) and by Glass, Lewis & Co. (Glass Lewis). These proxy advisory services provide independent analysis and recommendations regarding various companies' proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company's proxy proposals, Lazard's investment professionals are ultimately responsible for providing the vote recommendation for a given non-routine proposal. Voting for each agenda of each meeting is instructed specifically by Lazard in accordance with the Policy. ISS also provides administrative services related to proxy voting such as a web-based platform for proxy voting, ballot processing, recordkeeping and reporting.

Voting Process

Lazard votes on behalf of our clients according to proxy voting guidelines approved by the Proxy Committee (Approved Guidelines). The Approved Guidelines determine whether a specific agenda item should be voted ‘For,' ‘Against,' or is to be considered on a case-by case basis. The Proxy Administration Team ensures that investment professionals responsible for proxy voting are aware of the Approved Guidelines for each proposal. Voting on a proposal in a manner that is inconsistent with an Approved Guideline requires the approval of the Proxy Committee. With respect to proposals to be voted on a case-by-case basis, the Proxy Administration Team will consult with relevant investment professionals prior to determining how to vote on a proposal. Lazard generally will treat proxy votes and voting intentions as confidential in the period before votes have been cast, and for appropriate time periods thereafter.

Conflicts of Interest

Meetings that pose a potential material conflict of interest for Lazard are voted in accordance with Approved Guidelines. Where the Approved Guideline is to vote on a case-by-case basis, Lazard will vote in accordance with the majority recommendation of the independent proxy services. Potential material conflicts of interest include:

■

Lazard manages the company's pension plan;

■

The proponent of a shareholder proposal is a Lazard client;

■

An employee of Lazard (or an affiliate) sits on a company's board of directors;

■

An affiliate of Lazard serves as financial advisor or provides other services to the company;

■

or A Lazard employee has a material relationship with the company.

"Conflict Meetings" are voted in accordance with the Lazard Approved Guidelines. In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard's policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.

Voting Exceptions

It is Lazard's intention to vote all proposals at every meeting. However, there are instances when voting is not practical or is not, in our view, in the best interests of our clients. Lazard does not generally vote proxies for securities loaned by clients through a custodian's stock lending program.

Environmental, Social and Corporate Governance

Lazard has an Environmental, Social and Corporate Governance (ESG) Policy, which outlines our approach to ESG and how our investment professionals take ESG issues into account as a part of the investment process. We recognize that ESG issues can affect the valuation of the companies that we invest in on our clients' behalf. As a result, we take these factors into consideration when voting, and, consistent with our fiduciary duty, vote proposals in a way we believe will increase shareholder value.

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MASSACHUSETTS FINANCIAL SERVICES COMPANY
  PROXY VOTING POLICIES AND PROCEDURES

February 1, 2019

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A. Voting Guidelines;

B. Administrative Procedures;

C Records Retention; and

D. Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS' Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are "independent" of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of "independent" directors. While MFS generally supports the board's nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not "independent" or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not "independent."

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant

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committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee at any U.S. company whose board is comprised of less than 15% female directors. MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating & governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his or her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled "MFS' Policy on Specific Issues - Advisory Votes on Executive Compensation" for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) ("Majority Vote Proposals").

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor's 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give "free rides" on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

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Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be "excessive" and not in the best long-term economic interest of a company's shareholders. We believe that the election of an issuer's board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company's compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company's performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders. MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer's executive compensation practices on an annual basis.

"Golden Parachutes"

From time to time, MFS may evaluate a separate, advisory vote on severance packages or "golden parachutes" to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer's annual compensation that is not determined in MFS' judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from "poison pills" and "shark repellents" to super-majority requirements.

While MFS may consider the adoption of a prospective "poison pill" or the continuation of an existing "poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices. MFS generally votes for proposals to rescind existing "poison pills" and proposals that would require shareholder approval to adopt prospective "poison pills". MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company's net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

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Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under "Stock Plans", when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a "blank check") because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS' clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer's outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board's selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company's audit firm or prohibit any non-audit services by a company's auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company's auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company's auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance ("ESG") Issues

MFS believes that a company's ESG practices may have an impact on the company's long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company's shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company's use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case by case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company's shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company's operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company's operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company's industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company's shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company's shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company's equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company's political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-

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available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company's operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the "poison pill" be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom's and Japan Corporate Governance Codes). Many of these guidelines operate on a "comply or explain" basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company's executive compensation practices are excessive, considering such factors as the specific market's best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting ("share blocking"). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the "block" restriction lifted early (e.g., in some countries shares generally can be "unblocked" up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer's transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1. MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

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a. Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b. Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c. Considers special proxy issues as they may arise from time to time; and

d. Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2. Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders. Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:

a. Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");

b. If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c. If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and

d. For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3. Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.

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MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers. However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6. Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year. For further information on requesting

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engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C. RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.

D. REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes"); (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

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MELLON INVESTMENTS CORPORATION
Proxy Disclosure

Mellon Investment Corporation ("Mellon") has adopted the proxy voting policy and voting guidelines of The Bank of New York Mellon Corporation's Proxy Voting and Governance Committee (the "Committee") which are applied to those client accounts over which it has been delegated the authority to vote proxies. Under this policy, the Committee permits member firms (such as Mellon) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s). In voting proxies, Mellon takes into account long-term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

Mellon will carefully review proposals that would limit shareholder control or could affect the value of a client's investment. It will generally oppose proposals designed to insulate an issuer's management unnecessarily from the wishes of a majority of shareholders. It will generally support proposals designed to provide management with short-term insulation from outside influences so as to enable management to negotiate effectively and otherwise achieve long-term goals. On questions of social responsibility where economic performance does not appear to be an issue, Mellon will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the proposal including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. Mellon will pay particular attention to repeat issues where management has failed in its commitment in the intervening period to take action on issues.

Mellon recognizes its duty to vote proxies in the best interests of its clients. Mellon seeks to avoid material conflicts of interest through its participation in the Committee, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third-party vendor, and without consideration of any client relationship factors. Further, Mellon and its affiliates engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and affiliated mutual fund securities.

Proxy voting proposals are reviewed, categorized, analyzed and voted in accordance with Mellon's voting guidelines. These guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in policies on specific issues. Items that can be categorized under these voting guidelines will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require. Proposals that cannot be categorized under these voting guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, industry or issue for special scrutiny. With regard to voting proxies of foreign companies, Mellon may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

In evaluating proposals regarding incentive plans and restricted stock plans, the Committee typically employs a shareholder value transfer model. This model seeks to assess the amount of shareholder equity flowing out of the company to executives as options are exercised. After determining the cost of the plan, the Committee evaluates whether the cost is reasonable based on a number of factors, including industry classification and historical performance information. The Committee generally votes against proposals that permit the repricing or replacement of stock options without shareholder approval.

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PZENA INVESTMENT MANAGEMENT
PROXY VOTING POLICY

Introduction

As a registered investment adviser, Pzena Investment Management, LLC ("PIM" or "the Firm") is required to adopt policies and procedures reasonably designed to (i) ensure that proxies are voted in the best interests of clients, (ii) disclose to clients information about these policies and procedures and how clients can obtain information about their proxies, and (iii) describe how conflicts of interest are addressed. The following policies and procedures have been established to ensure decision making consistent with PIM's fiduciary responsibilities and applicable regulations under the Investment Company Act and Advisers Act. These policies, procedures and guidelines are meant to convey PIM's general approach to certain issues. Nevertheless, PIM reviews all proxies individually and makes final decisions based on the merits of each issue.

I. Procedures

A. ISS

PIM subscribes to a proxy monitor and voting agent service offered by Institutional Shareholder Services ("ISS"). Under the written agreement between ISS and PIM, ISS provides a proxy analysis with research and a vote recommendation for each shareholder meeting of the companies in our separately managed client accounts. They also vote, record and generate a voting activity report for our clients. PIM retains responsibility for instructing ISS how to vote, and we still apply our own guidelines as set forth herein when voting. If PIM does not issue instructions for a particular vote, the default is for ISS to mark the ballots in accordance with these guidelines (when they specifically cover the item being voted on), and to refer all other items back to PIM for instruction (when there is no PIM policy covering the vote).

PIM personnel continue to be responsible for entering all relevant client and account information (e.g., changes in client identities and portfolio holdings) in the Indata system. A direct link download has been established between PIM and ISS providing data from the Indata System. ISS assists us with our recordkeeping functions, as well as the mechanics of voting. As part of ISS' recordkeeping/administrative function, they receive and review all proxy ballots and other materials, and generate reports regarding proxy activity during specified periods, as requested by us. To the extent that the Procedures set forth in Section I are carried out by ISS, PIM will periodically monitor ISS to ensure that the Procedures are being followed and will conduct random tests to verify that proper records are being created and retained as provided in Section 6 below.

B. Compliance Procedures

PIM's standard Investment Advisory Agreement provides that until notified by the client to the contrary, PIM shall have the right to vote all proxies for securities held in that client's account. In those instances where PIM does not have proxy voting responsibility, it shall forward to the client or to such other person as the client designates any proxy materials received by it. In all instances where PIM has voting responsibility on behalf of a client, it follows the procedures set forth below. The Director of Research is responsible for monitoring the PIM Analyst's compliance with such procedures when voting. The Chief Compliance Officer ("CCO") is responsible for monitoring overall compliance with these procedures and an internally-designated "Proxy Coordinator" is responsible for day-to-day proxy voting activities as described below.

C. Voting Procedures

1. Determine Proxies to be Voted

Based on the information provided by PIM via the direct link download established between PIM and ISS mentioned above, ISS shall determine what proxy votes are outstanding and what issues are to be voted on for all client accounts. Proxies received by ISS will be matched against PIM's records to verify that each proxy has been received. If a discrepancy is discovered, ISS will use reasonable efforts to resolve it, including calling PIM and/or applicable Custodians. Pending votes will be forwarded first to the Firm's CCO, or designee, who will perform the conflicts checks described in Section 2 below. Once the conflicts checks are completed, the ballots and supporting proxy materials will be returned to the Proxy Coordinator who will forward them on to the Analyst who is responsible for the Company soliciting the proxy. Specifically, the Analyst will receive a folder containing the proxy statement, the proxy analysis by ISS, a blank disclosure of personal holdings form, and one or more vote record forms.* The Analyst will then mark his/her voting decision on the vote record form, initial this form to verify his/her voting instructions, fill out the disclosure of personal holdings form, and return the folder to the Proxy Coordinator who will then enter the vote into the ISS System. Any notes or other materials prepared or used by the Analyst in making his/her voting decision shall also be filed in the folder.

If an Analyst desires to vote contrary to the guidelines set forth in this proxy voting policy or the written proxy voting policy designated by a specific client, the Analyst will discuss the vote with the Chief Investment Officers and/or Director of Research and the Chief Investment Officers and/or Director of Research shall determine how to vote the proxy based on the Analyst's recommendation and the long term economic impact such vote will have on the securities held in client accounts. If the Chief Investment Officers and/or Director of Research agree with the Analyst's recommendation and determine that a contrary vote is advisable the Analyst will provide written documentation of the reasons for the vote (by putting such documentation in the folder and/or e-mailing such documentation to the Proxy Coordinator and CCO for filing.) When the Analyst has completed all voting, the Analyst will return the folder to the Proxy Coordinator who will enter the votes in the ISS System.

2. Identify Conflicts and Vote According to Special Conflict Resolution Rules

The primary consideration is that PIM act for the benefit of its clients and place its client's interests before the interests of the Firm and its principals and employees. The following provisions identify potential conflicts of interest that are relevant to and most likely to arise with respect to PIM's advisory business and its clients, and set forth how we will resolve those conflicts. In the event that the Analyst who is responsible for the Company soliciting a particular proxy has knowledge of any facts or circumstances which the Analyst believes are or may appear be a material conflict, the Analyst will advise PIM's CCO, who will convene a meeting of the proxy committee to determine whether a conflict exists and how that conflict should be resolved.

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a. PIM has identified the following areas of potential concern:

■

Where PIM manages any pension or other assets affiliated with a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios.

■

Where PIM manages the assets of a proponent of a shareholder proposal for a company whose securities are in one or more client portfolios.

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Where PIM has a client relationship with an individual who is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios.

■

Where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios. For purposes hereof, an immediate family member shall be a spouse, child, parent, or sibling.

b. To address the first potential conflict identified above, PIM's CCO, or designee, will maintain a list of public company clients that will be updated regularly as new client relationships are established with the Firm. Upon receipt of each proxy to be voted for clients, the Proxy Coordinator will give the ballot and supporting proxy materials to PIM's CCO, or designee, who will check to see if the company soliciting the proxy is also on the public company client list. If the company soliciting the vote is on our public company client list and PIM still manages pension or other assets of that company, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

c. To address the second potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if the proponent of any shareholder proposal is one of PIM's clients. If the proponent of a shareholder proposal is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

d. To address the third potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is one of PIM's individual clients (based on the client list generated by our Portfolio Management System, Indata). For purposes of this check, individual clients shall include natural persons and testamentary or other living trusts bearing the name of the grantor, settlor, or beneficiary thereof. If a director or director nominee is a PIM client, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

e. To address the fourth potential conflict identified above, PIM's CCO, or designee, will check the proxy materials to see if any corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios is a PIM officer, director or employee or an immediate family member thereof (based on the written responses of PIM personnel to an annual questionnaire in this regard). If a director or director nominee is a PIM officer, director or employee or an immediate family member thereof, the CCO, or designee, will note this in the folder so that PIM will vote the proxy in accordance with the special rules set forth in Subsection f of this Section 2.

f. The following special rules shall apply when a conflict is noted in the folder:

i. In all cases where PIM manages the pension or other assets of a publicly traded company, and also holds that company's or an affiliated company's securities in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

ii. The identity of the proponent of a shareholder proposal shall not be given any substantive weight (either positive or negative) and shall not otherwise influence an Analyst's determination whether a vote for or against a proposal is in the best interests of PIM's clients.

iii. If PIM has proxy voting authority for a client who is the proponent of a shareholder proposal and PIM determines that it is in the best interests of its clients to vote against that proposal, a designated member of PIM's client service team will notify the client-proponent and give that client the option to direct PIM in writing to vote the client's proxy differently than it is voting the proxies of its other clients.

iv. If the proponent of a shareholder proposal is a PIM client whose assets under management with PIM constitute 30% or more of PIM's total assets under management, and PIM has determined that it is in the best interests of its clients to vote for that proposal, PIM will disclose its intention to vote for such proposal to each additional client who also holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies. If a client does not object to the vote within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy as stated in such disclosure.

v. In all cases where PIM manages assets of an individual client and that client is a corporate director, or candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

vi. In all cases where a PIM officer, director or employee, or an immediate family member thereof is a corporate director, or a candidate for a corporate directorship of a public company whose securities are in one or more client portfolios, PIM will have no discretion to vote any portion of the proxy, but will defer to the recommendation(s) of ISS in connection therewith and will vote strictly according to those recommendations.

Notwithstanding any of the above special rules to the contrary, in the extraordinary event that it is determined by unanimous vote of the Director of Research, the Chief Executive Officer, and the Analyst covering a particular company that the ISS recommendation on a particular proposal to be voted is materially adverse to the best interests of the clients, then in that event, the following alternative conflict resolution procedures will be followed:

A designated member of PIM's client service team will notify each client who holds the securities of the company soliciting the vote on such proposal and for whom PIM has authority to vote proxies, and disclose all of the facts pertaining to the vote (including, PIM's conflict of interest, the ISS recommendation, and PIM's recommendation). The client then will be asked to direct PIM how to vote on the issue. If a client does not give any

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direction to PIM within 3 business days of delivery of such disclosure, PIM will be free to vote such client's proxy in the manner it deems to be in the best interest of the client.

PIM will always defer to ISS when it votes a proxy of company shares accepted as a client accommodation, where said shares will not be held as part of the managed portfolio.

On an annual basis, the Compliance Department also will review the conflicts policies and Code of Conduct that ISS posts on its website.

3. Vote

Each proxy that comes to PIM to be voted shall be evaluated on the basis of what is in the best interest of the clients. We deem the best interests of the clients to be that which maximizes shareholder value and yields the best economic results (e.g., higher stock prices, long-term financial health, and stability). In evaluating proxy issues, PIM will rely on ISS to identify and flag factual issues of relevance and importance. We also will use information gathered as a result of the in-depth research and on-going company analyses performed by our investment team in making buy, sell and hold decisions for our client portfolios. This process includes periodic meetings with senior management of portfolio companies. PIM may also consider information from other sources, including the management of a company presenting a proposal, shareholder groups, and other independent proxy research services. Where applicable, PIM also will consider any specific guidelines designated in writing by a client.

The Analyst who is responsible for following the company votes the proxies for that company. If such Analyst also beneficially owns shares of the company in his/her personal trading accounts, the Analyst must complete a special "Disclosure of Personal Holdings Form" and the Director of Research must sign off on the Analyst's votes for that company by initialing such special form before it and the vote record sheet are returned to the Proxy Coordinator. It is the responsibility of each Analyst to disclose such personal interest and obtain such initials. Any other owner, partner, officer, director, or employee of the Firm who has a personal or financial interest in the outcome of the vote is hereby prohibited from attempting to influence the proxy voting decision of PIM personnel responsible for voting client securities.

Unless a particular proposal or the particular circumstances of a company may otherwise require (in the case of the conflicts identified in Section 2 above) or suggest (in all other cases), proposals generally shall be voted in accordance with the following broad guidelines:

a. Support management recommendations for the election of directors and appointment of auditors (subject to j below).

b. Give management the tools to motivate employees through reasonable incentive programs. Within these general parameters, PIM generally will support plans under which 50% or more of the shares awarded to top executives are tied to performance goals. In addition, the following are conditions that would generally cause us to vote against a management incentive arrangement:

i. With respect to incentive option arrangements:

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The proposed plan is in excess of 10% of shares, or

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The company has issued 3% or more of outstanding shares in a single year in the recent past, or

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The new plan replaces an existing plan before the existing plan's termination date (i.e., they ran out of authorization) and some other terms of the new plan are likely to be adverse to the maximization of investment returns, or

■

The proposed plan resets options, or similarly compensates executives, for declines in a company's stock price. This includes circumstances where a plan calls for exchanging a lower number of options with lower strike prices for an existing larger volume of options with high strike prices, even when the option valuations might be considered the same total value. However, this would not include instances where such a plan seeks to retain key executives who have been undercompensated in the past.

For purposes hereof, the methodology used to calculate the share threshold in (i) above shall be the (sum of A + B) divided by (the sum of A + B + C + D), where:

A = the number of shares reserved under the new plan/amendment

B = the number of shares available under continuing plans

C = granted but unexercised shares under all plans

D = shares outstanding, plus convertible debt, convertible equity, and warrants

ii. With respect to severance, golden parachute or other incentive compensation arrangements:

■

The proposed arrangement is excessive or not reasonable in light of similar arrangements for other executives in the company or in the company's industry (based solely on information about those arrangements which may be found in the company's public disclosures and in ISS reports); or

■

The proposed parachute or severance arrangement is considerably more financially or economically attractive than continued employment. Although PIM will apply a CASE-BY-CASE analysis of this issue, as a general rule, a proposed severance arrangement which is 3 or more times greater than the affected executive's then current compensation shall be voted against unless such arrangement has been or will be submitted to a vote of shareholders for ratification; or

■

The triggering mechanism in the proposed arrangement is solely within the recipient's control (e.g., resignation).

c. PIM prefers a shareholder vote on compensation plans in order to provide a mechanism to register discontent with pay plans. In general, PIM will support proposals to have non-binding shareholder votes on compensation plans so long as these proposals are worded in a generic manner that is unrestrictive to actual company plans. However, PIM may oppose these proposals if PIM deems that the proposal:

i. restricts the company's ability to hire new, suitable management, or
ii. restricts an otherwise responsible management team in some other way harmful to the company.

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d. Support facilitation of financings, acquisitions, stock splits, and increases in shares of capital stock that do not discourage acquisition of the company soliciting the proxy.

e. Consider each environmental, social or corporate governance (ESG) proposal on its own merits.

f. Support anti-takeover measures that are in the best interest of the shareholders, but oppose poison pills and other anti-takeover measures that entrench management and/or thwart the maximization of investment returns.

g. Oppose classified boards and any other proposals designed to eliminate or restrict shareholders' rights.

h. Oppose proposals requiring super majority votes for business combinations unless the particular proposal or the particular circumstances of the affected company suggest that such a proposal would be in the best interest of the shareholders.

i. Oppose vague, overly broad, open-ended, or general "other business" proposals for which insufficient detail or explanation is provided or risks or consequences of a vote in favor cannot be ascertained.

j. Make sure management is complying with current requirements such as of the NYSE, NASDAQ and Sarbanes-Oxley Act of 2002 focusing on auditor independence and improved board and committee representation. Within these general parameters, the opinions and recommendations of ISS will be thoroughly evaluated and the following guidelines will be considered:

■

PIM generally will vote against auditors and withhold votes from Audit Committee members if non-audit ("other") fees are greater than the sum of audit fees + audit-related fees + permissible tax fees.

■

In applying the above fee formula, PIM will use the following definitions:

■

 Audit fees shall mean fees for statutory audits, comfort letters, attest services, consents, and review of filings with SEC

■

Audit-related fees shall mean fees for employee benefit plan audits, due diligence related to M&A, audits in connection with acquisitions, internal control reviews, consultation on financial accounting and reporting standards

■

Tax fees shall mean fees for tax compliance (tax returns, claims for refunds and tax payment planning) and tax consultation and planning (assistance with tax audits and appeals, tax advice relating to M&A, employee benefit plans and requests for rulings or technical advice from taxing authorities)

■

PIM will apply a CASE-BY-CASE approach to shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services), taking into account whether the non-audit fees are excessive (per the formula above) and whether the company has policies and procedures in place to limit non-audit services or otherwise prevent conflicts of interest.

■

PIM generally will evaluate director nominees individually and as a group based on ISS opinions and recommendations as well as our personal assessment of record and reputation, business knowledge and background, shareholder value mindedness, accessibility, corporate governance abilities, time commitment, attention and awareness, independence, and character.

■

PIM generally will withhold votes from any insiders flagged by ISS on audit compensation or nominating committees, and from any insiders and affiliated outsiders flagged by ISS on boards that are not at least majority independent.

■

In general, PIM will not support shareholder proposals to vote against directors unless PIM determines that clear shareholder value destruction has occurred as a consequence of the directors' actions. When shareholders propose voting against directors serving on compensation committees, PIM will evaluate ISS' opinions and recommendations, but will vote on the issue based on PIM's assessment of the matter and independently of ISS' criteria.

■

PIM will apply a CASE-BY-CASE approach to determine whether to vote for or against directors nominated by outside parties whose interests may conflict with our interests as shareholders, regardless of whether management agrees with the nomination.

■

PIM will evaluate and vote proposals to separate the Chairman and CEO positions in a company on a CASE-BY-CASE basis based on ISS opinions and recommendations as well as our personal assessment of the strength of the companies governing structure, the independence of the board and compliance with NYSE and NASDAQ listing requirements.

k. Support re-incorporation proposals that are in the best interests of shareholders and shareholder value.

l. Support proposals enabling shareholders to call a special meeting of a company so long as a 15% threshold is necessary in order for shareholders to do so. However, on a CASE-BY-CASE basis as determined by the Analyst voting the proxy, a 10% threshold may be deemed more appropriate should particular circumstances warrant; for example, in instances where executive compensation or governance has been an issue for a company.

m. PIM may abstain from voting a proxy if we conclude that the effect of abstention on our clients' economic interests or the value of the portfolio holding is indeterminable or insignificant. In addition, if a company imposes a blackout period for purchases and sales of securities after a particular proxy is voted, PIM generally will abstain from voting that proxy.

It is understood that PIM's and ISS' ability to commence voting proxies for new or transferred accounts is dependent upon the actions of custodian's and banks in updating their records and forwarding proxies. PIM will not be liable for any action or inaction by any Custodian or bank with respect to proxy ballots and voting.

Where a new client has funded its account by delivering in a portfolio of securities for PIM to liquidate and the record date to vote a proxy for one of those securities falls on a day when we are temporarily holding the position (because we were still executing or waiting for settlement), we will vote the shares. For these votes only, we will defer to ISS' recommendations, since we will not have firsthand knowledge of the companies and cannot devote research time to them.

Proxies for securities on loan through securities lending programs will generally not be voted. Since PIM's clients generally control these securities lending decisions, PIM may not be able to recall a security for voting purposes even if the issue is material; however, it will use its best efforts. In certain

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instances, PIM's commingled funds may participate in securities lending programs. PIM will use best efforts to have shares recalled in time to vote on material issues.

4. Return Proxies

The Chief Compliance Officer, or designee, shall send or cause to be sent (or otherwise communicate) all votes to the company or companies soliciting the proxies within the applicable time period designated for return of such votes.

5. Client Disclosures

PIM will include a copy of these proxy voting policies and procedures, as they may be amended from time to time, in each new account pack sent to prospective clients. It also will update its ADV disclosures regarding these policies and procedures to reflect any material additions or other changes to them, as needed. Such ADV disclosures will include an explanation of how to request copies of these policies and procedures as well as any other disclosures required by Rule 206(4)-6 of the Advisers Act.

PIM will provide proxy voting summary reports to clients, on request. With respect to PIM's mutual fund clients, PIM will provide proxy voting information in such form as needed for them to prepare their Rule 30b1-4 Annual Report on Form N-PX.V.

6. Recordkeeping

A. PIM will maintain a list of dedicated proxy contacts for its clients as required. Each client will be asked to provide the name, email address, telephone number, and post office mailing address of one or more persons who are authorized to receive, give direction under and otherwise act on any notices and disclosures provided by PIM pursuant to Section I.C.2.f of these policies. With respect to ERISA plan clients, PIM shall take all reasonable steps to ensure that the dedicated proxy contact for the ERISA client is a named fiduciary of the plan.

B. PIM will maintain and/or cause to be maintained by any proxy voting service provider engaged by PIM the following records. Such records will be maintained for a minimum of five years. Records maintained by PIM shall be kept for 2 years at PIM's principal office and 3 years in offsite storage.

i. Copies of PIM's proxy voting policies and procedures, and any amendments thereto.

ii. Copies of the proxy materials received by PIM for client securities. These may be in the form of the proxy packages received from each Company and/or ISS, or downloaded from EDGAR, or any combination thereof.

iii. The vote cast for each proposal overall as well as by account.

iv. Records of any correspondence made regarding specific proxies and the voting thereof.

v. Records of any reasons for deviations from broad voting guidelines.

vi. Copies of any document created by PIM that was material to making a decision on how to vote proxies or that memorializes the basis of that decision.

vii. A record of proxies that were not received, and what actions were taken to obtain them.

viii. Copies of any written client requests for voting summary reports (including reports to mutual fund clients for whom PIM has proxy voting authority containing information they need to satisfy their annual reporting obligations under Rule 30b-1-4 and to complete Form N-PX) and the correspondence and reports sent to the clients in response to such requests.

7.  Review of Policies

The proxy voting policies, procedures and guidelines contained herein have been formulated by PIM's proxy committee. This committee consists of PIM's Director of Research, CCO, and at least one Portfolio Manager (who represents the interests of all PIM's portfolio managers and is responsible for obtaining and expressing their opinions at committee meetings). The committee reviews these policies, procedures and guidelines at least annually, and makes such changes as it deems appropriate in light of current trends and developments in corporate governance and related issues, as well as operational issues facing the Firm.

II. Corporate Actions

PIM is responsible for monitoring both mandatory (e.g. calls, cash dividends, exchanges, mergers, spin-offs, stock dividends and stock splits) and voluntary (e.g. rights offerings, exchange offerings, and tender offers) corporate actions. Operations personnel will ensure that all corporate actions received are promptly reviewed and recorded in PIM's portfolio accounting system, and properly executed by the custodian banks for all eligible portfolios. On a daily basis, a file of PIM's security database is sent to a third-party service, Vantage, via an automated upload which then provides corporate action information for securities included in the file. This information is received and acted upon by the Operations personnel responsible for corporate action processing. In addition, PIM receives details on voluntary and some mandatory corporate actions from the custodian banks via email or online system and all available data is used to properly understand each corporate event.

Voluntary Corporate Actions - The Portfolio Management team is responsible for providing guidance to Operations on the course of action to be taken for each voluntary corporate action received. In some instances, the Portfolio Management team may maintain standing instructions on particular event types. As appropriate, Legal and Compliance may be consulted to determine whether certain clients may participate in particular corporate actions. Operations personnel will then notify each custodian banks, either through an online interface, via email, or with a signed faxed document of the election selected. Once all necessary information is received and the corporate action has been vetted, the event is processed in the portfolio accounting system and filed electronically. A log of holdings information related to the corporate action is maintained for each portfolio in order to confirm accuracy of processing.

III. Class Actions

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PIM shall not have any responsibility to initiate, consider or participate in any bankruptcy, class action or other litigation against or involving any issue of securities held in or formerly held in a client account or to advise or take any action on behalf of a client or former client with respect to any such actions or litigation.

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WEDGE CAPITAL MANAGEMENT L.L.P.
PROXY VOTING POLICY AND PROCEDURES

Proxy Policy
Revised: April 2019

WEDGE Capital Management L.L.P. ("WEDGE") established this policy to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and, as a fiduciary to ERISA clients, proxy voting responsibilities promulgated by the Department of Labor. This policy applies to accounts in which WEDGE has voting authority. WEDGE's authority to vote client proxies is established by an advisory contract or a comparable document.

Standard Voting Guidelines
Traditional Products (SCP, MCP, LCP, SCP International)
The analyst who recommends the security for the WEDGE portfolio has voting responsibility for that security. If the security is held in multiple traditional products, the analyst who holds the most shares in his or her portfolio is responsible for voting. Securities held in both a quantitative product and a traditional product are voted by the traditional portfolio analyst.

WEDGE casts votes in the best economic interest of shareholders. Therefore, the vote for each security held in a traditional product is cast on a case-by-case basis. Each analyst may conduct his or her own research and/or use the information provided by Glass Lewis & Co., LLC ("Glass Lewis"). (Glass Lewis provides proxy analyses containing research and objective vote recommendations on each proposal.) If an analyst chooses to vote against management's recommended vote, a reason must be provided on the voting materials and recorded in the vote management software.

Votes should be cast either "For" or "Against." In very limited instances an abstention may be appropriate; in which case, the analyst should document why he or she abstained. This will be documented in the vote management software by the proxy department.

WEDGE uses its best efforts to vote proxies; in certain circumstances it may be impractical or impossible for WEDGE to vote proxies. For example, in accordance with local laws or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending after the meeting ("share blocking"). Due to these restrictions, WEDGE must balance the benefits to its clients of voting proxies against the potential consequences of a reduced flexibility to sell the shares at the most advantageous time. Additionally, WEDGE may not be able to vote proxies for certain foreign securities if WEDGE does not receive the proxy statement in time due to custodial processing delays.

Quantitative Products (MIC, QVM: Large Cap, QVM: Small-Mid, Enhanced Core)
WEDGE will generally vote securities held in products that are quantitative in nature in accordance with the Glass Lewis recommended vote. The covering analyst will review Glass Lewis's proxy voting guidelines annually to determine if there would be any circumstances where Glass Lewis's recommended vote may not align with the clients' best economic interests. In instances where Glass Lewis votes against the management recommended vote, a reason must be recorded in the vote management software.

For securities that meet certain criteria, the analyst responsible for that product must vote the security. Generally, the criteria for these select securities are:

■

WEDGE clients hold greater than 1% of the outstanding shares of the security, OR

■

the position size of the security in the portfolio is greater than 1.5%.

Client-Directed Voting Guidelines
In certain situations, and as previously agreed to, WEDGE may be able to accommodate voting securities in accordance with a set of guidelines specified by the client. Specifically, WEDGE is able to accept client directed voting if the client directs WEDGE to vote in accordance with a set of voting guidelines provided by Glass Lewis and to which WEDGE has subscribed. WEDGE will obtain the Glass Lewis voting guidelines that best align with the interests of the client (e.g. ESG, Catholic, AFL-CIO, etc.) and every security thereafter will be auto-voted in accordance with the specified Glass Lewis recommended vote. In doing so, the vote cast on behalf of the client will in some cases differ from the vote recommended by WEDGE's analysts under the Standard Voting Guidelines. WEDGE will only be able to accommodate Client-Directed Voting in situations where Glass Lewis is able to provide a recommended vote for a set of guidelines and when previously agreed to by both WEDGE and the client.

Conflicts of Interest
All conflicts of interest are to be resolved in the best interest of our clients.

To alleviate potential conflicts of interest or the appearance of conflicts, WEDGE does not allow any associate or his or her spouse to sit on the board of directors of any public company without Management Committee approval, and all associates have to affirm quarterly that they are in compliance with this requirement.

All associates must adhere to the CFA Institute Code of Ethics and Standards of Professional Conduct, which requires specific disclosure of conflicts of interest and strict adherence to independence and objectivity standards. Situations that may create a conflict or the appearance of a conflict include but are not limited to the following:

1

An analyst has a financial interest in the company or in a company which may be involved in a merger or acquisition with the company in question.

2

An analyst has a personal relationship with someone (e.g. a close friend or family member) who is employed by the company in question or by a company which may be involved in a merger or acquisition with the company in question.

3

The company in question is a client or prospective client of the firm.

If any of the three criteria listed above is met, or if the analyst feels a potential conflict of interest exists for any reason, he or she should complete a Potential Conflict of Interest Form (PCIF - Attachment A). The PCIF identifies the potential conflict of interest and is used to document the review of the vote.

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For items 1 & 2 above, the voting analyst is required to consult with an analyst who does not have a potential conflict of interest. If the consulting analyst disagrees with the voting analyst's vote recommendation, a Management Committee member must be consulted. For item 3 above (or any other potential conflict not identified above), two of the three Management Committee members must review and agree with the recommended vote. The completed PCIF is attached to the voting materials and reviewed by the proxy department for accurate completion prior to being recorded in the vote management software.

Due to the importance placed on Glass Lewis recommended votes, it is important that Glass Lewis has procedures in place to mitigate any potential conflicts of interest. The independence of Glass Lewis will be reviewed during each audit of the proxy process.

Proxy Voting Records
As required by Rule 204-2 under the Investment Advisers Act of 1940, WEDGE will maintain the following records:

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The Proxy Policy

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Record of each vote cast on behalf of WEDGE's clients

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Documents prepared by WEDGE that were material to making a proxy voting decision, including PCIFs

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Each written client request for proxy voting records and WEDGE's written response to any written or oral client request

Policy Disclosure
On an annual basis, WEDGE will send Form ADV Part 2 to all clients to disclose how they can obtain a copy of the Proxy Policy and/or information on how their securities were voted. Clients may request a copy of the Proxy Policy and voting decisions at any time by contacting WEDGE at the address below.

Attention: Proxy Request
WEDGE Capital Management L.L.P.
301 S. College Street, Suite 3800
Charlotte, NC 28202-6002

Via E-mail: proxy@wedgecapital.com

Review Procedures
Periodically, WEDGE will review proxy voting for compliance with this policy and determine if revisions to the policy are necessary.

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global. The obligor's capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitment on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer. NR indicates that a rating has not been assigned or is no longer assigned. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

C-1

Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations. The rating NP (Not Prime) denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. A short-term obligation rated A-1 is rated in the highest category by S&P Global. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and

C-2

where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance markets. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk. Default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only, a rating of D indicates a broad-based default event for an entity or the default of a short-term obligation.

C-3

APPENDIX D

GLOSSARY

ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended.
American Beacon or the Manager	American Beacon Advisors, Inc.
BDCs	Business Development Companies
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom's departure from the European Union.
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
CMO	Collateralized Mortgage Obligation
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems.
Dividends	A Fund's distributions from net investment income.
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
EDR	European Depositary Receipt
EMU	The European Union’s Economic and Monetary Union
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
Fannie Mae	Federal National Mortgage Association
NVDR	Non-Voting Depositary Receipt
FHFA	Federal Housing Finance Agency
FHLMC	Federal Home Loan Mortgage Corporation
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
FNMA	Federal National Mortgage Association
Forwards	Forward Currency Contracts
Freddie Mac	Federal Home Loan Mortgage Corporation
GDR	Global Depositary Receipt
Ginnie Mae	Government National Mortgage Association
GNMA	Government National Mortgage Association
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPO	Initial Public Offering
IRA	Individual Retirement Account
IRS	Internal Revenue Service
ISS	Institutional Shareholder Services
LIBOR	ICE LIBOR
LLC	Limited Liability Company
LOI	Letter of Intent
Management Agreement	The Fund’s Management Agreement with the Manager.
Manager	American Beacon Advisors, Inc.
MLP	Master Limited Partnership
Moody's	Moody’s Investors Service, Inc.

D-1

NAV	Net asset value
NDF	Non-deliverable forward contracts
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
REMICs	Real Estate Mortgage Investment Conduits
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
State Street	State Street Bank and Trust Co.
STRIPS	Separately traded registered interest and principal securities
Trust	American Beacon Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom
Voluntary Action

When a Fund voluntarily participates in corporate actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as the Fund, and the acquisition is determined to be beneficial to Fund shareholders.

D-2

American Beacon

PROSPECTUS

February 28, 2020

Share Class
	Y	R5*	Investor
American Beacon Tocqueville International Value Fund	TOVYX	TOVIX	TIVFX

* Formerly known as the Institutional Class.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you speciﬁcally request paper copies of the reports from the Fund or from your ﬁnancial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notiﬁed by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your ﬁnancial intermediary electronically by going to www.americanbeaconfunds.com and clicking on ‘‘Quick Links'' and then ‘‘Register for E-Delivery."

You may elect to receive all future reports in paper free of charge. You can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-800-658-5811, option 1, or you may directly inform your financial intermediary of your wish.  A notice that will be mailed to you each time a report is posted will also include instructions for informing the Fund that you wish to continue receiving paper copies of your shareholder reports.  Your election to receive reports in paper will apply to all funds held with the American Beacon Funds Complex or your financial intermediary, as applicable.

This Prospectus contains important information you should know about investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

American Beacon Tocqueville International Value FundSM

Investment Objective

The Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. More information is available from your financial professional and in "Choosing Your Share Class" on page 15 of the Prospectus. Although the Fund does not impose any sales charge on Y Class shares, you may pay a commission to your broker on your purchases and sales of those shares, which is not reflected in the tables or Example below.

Shareholder Fees (fees paid directly from your investment)

Share Class	Y	R5	Investor
Maximum sales charge imposed on purchases (as a percentage of offering price)	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Share Class	Y	R5	Investor
Management Fees	0.75%	0.75%	0.75%
Distributor and/or Service (12b-1) Fees	None	None	None
Other Expenses	0.23%	0.18%	0.54%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[1]	0.99%	0.94%	1.30%
Fee Waiver and/or expense reimbursement[2]	0.00%	(0.04%)	(0.04%)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	0.99%	0.90%	1.26%

1 The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Fund's Financial Highlights table, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses. The Financial Highlights table for the Investor Class shares reflects fees and expenses for the predecessor fund, which are not reflected in the Total Annual Fund Operating Expenses.

2 American Beacon Funds, Inc. (the "Manager") has contractually agreed to waive fees and/or reimburse expenses of the Fund's R5 Class and Investor Class shares, as applicable, through February 28, 2021 to the extent that Total Annual Fund Operating Expenses exceed 0.89% for the R5 Class and 1.25% for the Investor Class (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associate with securities sold short, litigation, and other extraordinary expenses). The contractual expense reimbursement can be changed or terminated only in the discretion of with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of the recoupment.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except that the Example reflects the fee waiver/expense reimbursement arrangement for the R5 Class, and Investor Class shares through February 28, 2021. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:

Share Class	1 Year	3 Years	5 Years	10 Years
Y	$ 101	$ 315	$ 547	$ 1,213
R5	$ 92	$ 296	$ 516	$ 1,151
Investor	$ 128	$ 408	$ 709	$ 1,564

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ‘‘turns over'' its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year (which includes the portfolio turnover rate of the Fund's predecessor from November 1, 2018 through January 18, 2019), the Fund's portfolio turnover rate was 35% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 65% of its total assets in the equity securities of companies based in at least three different countries located outside the United States, which may include developed and emerging market countries. The Fund may invest in international and U.S. companies representing a broad spectrum of market capitalizations, including large cap companies having market values of $10 billion or more, mid cap companies having market values between $2 billion and $10 billion and small cap companies having market values of less than $2 billion. The Fund may invest principally in the common stock, preferred stock, American Depositary Receipts (ADRs), and convertible securities of value companies, although the Fund also may invest in growth companies. The Fund's sub-advisor, Tocqueville Asset Management L.P. ("sub-advisor"), may hedge the Fund's foreign currency exposure by selling foreign currency forward contracts, including non-deliverable forwards.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research-based value orientation of the sub-advisor helps it identify companies believed to have good businesses. The sub-advisor's contrarian orientation enables the purchase of

Prospectus – Fund Summary	1

those companies at what the sub-advisor believes to be attractive prices. The Fund may have significant exposure to the Industrials sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Industrials sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher. The Fund may have significant exposure to Japan. However, as the composition of the Fund's portfolio changes over time, the Fund's exposure to Japan may be lower at a future date, and the Fund's exposure to other countries may be higher.

The investment strategy of the Fund is value oriented and contrarian. The Fund seeks to invest in companies that have good long-term business fundamentals but are temporarily out of favor with investors, and hence have a market value lower than their intrinsic value. The fundamental research-based value orientation of the sub-advisor helps it identify companies believed to have good businesses. The sub-advisor's contrarian orientation enables the purchase of those companies at what the sub-advisor believes to be attractive prices. The Fund may have significant exposure to the Industrials sector. However, as the sector composition of the Fund's portfolio changes over time, the Fund's exposure to the Industrials sector may be lower at a future date, and the Fund's exposure to other market sectors may be higher.

Value oriented means that the sub-advisor seeks to invest in companies that are selling at a discount to their intrinsic value, and where business fundamentals are improving or expected to improve. In assessing intrinsic value, the sub-advisor's judgments will be based on a comparison of a company's stock market value with various financial parameters, including historical and projected cash flow, book earnings, and net asset value.

Contrarian means that the sub-advisor seeks investment opportunities in stocks that are out of favor with investors. The sub-advisor considers a stock to be out of favor when its price has declined significantly or has lagged the relevant market index for an extended period of time and the consensus among investors does not expect improvement.

In general, the sub-advisor acquires investment ideas by identifying companies whose stock prices are down, or have lagged the market. The sub-advisor then analyzes the quality of their business franchise and long-term fundamentals and makes a judgment regarding their intrinsic value. Alternatively, the sub-advisor may identify companies with strong long-term business fundamentals and then wait for them to fall out of favor with investors in order to buy them at a discount to intrinsic value.

The sub-advisor will purchase stocks for the Fund's portfolio when they meet the above criteria and when the sub-advisor believes that they have a limited risk of further decline. The sub-advisor will sell stocks when they are no longer considered to be good values.

The Fund may also invest cash balances in other investment companies, including money market funds, and may purchase and sell futures contracts to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. The Fund may lend its securities to broker-dealers and other institutions to earn additional income.

Principal Risks

There is no assurance that the Fund will achieve its investment objective and you could lose part or all of your investment in the Fund. The Fund is not designed for investors who need an assured level of current income and is intended to be a long-term investment. The Fund is not a complete investment program and may not be appropriate for all investors. Investors should carefully consider their own investment goals and risk tolerance before investing in the Fund. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk
 The sub-advisor's judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor's judgements about asset allocation will be correct.

Counterparty Risk
The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund.

Currency Risk
The Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non-U.S. currencies. The Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

■

Securities denominated in non-U.S. currencies

■

Non-U.S. currencies

■

Foreign currency forward contracts

■

Non-U.S. currency futures contracts

Cybersecurity and Operational Risk
The Fund and its service providers, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems: human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. It is not possible for the Fund or its service providers to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Emerging Markets Risk
When investing in emerging markets, the risks of investing in foreign securities, as discussed below, are heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there

2	Prospectus – Fund Summary

may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

Equity Investments Risk
Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

■

Common Stock Risk. The value of a company's common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

■

Convertible Securities Risk. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value. Convertible securities are also sensitive to movements in interest rates. Generally, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price.

■

Depositary Receipts Risk. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

■

Preferred Stock Risk. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer's financial condition or prospects than are the prices of debt securities.

Foreign Currency Forward Contracts Risk
Foreign currency forward contracts, including non-deliverable forwards ("NDFs"), are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract.

Foreign Investing Risk
Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased volatility, (6) different government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

■

Investing in Developed Countries Risk. The Fund's investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries tend to represent a significant portion of the global economy and have generally experienced slower economic growth than some less developed countries. In addition, developed countries may be impacted by changes to the economic conditions of certain key trading partners, regulatory burdens, debt burdens and the price or availability of certain commodities.

Futures Contracts Risk
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There can be no assurance that any strategy used will succeed. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Geographic Concentration Risk
From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund's performance. Investing in such a manner could cause the Fund's performance to be more volatile than the performance of more geographically diverse funds.

■

Japan Investment Risk. Japan Investment Risk is the risk that Japan, which, like many Asian countries, is still heavily dependent upon international trade, may be adversely affected by protectionist trade policies, competition from Asia's other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts. The domestic Japanese economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the Fund's performance and increase the volatility of an investment in the Fund.

Growth Companies Risk
Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. The Fund's investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If the sub-advisor's assessment of the prospects for a company's growth is incorrect, then the price of the company's stock may fall or not approach the value that the sub-advisor has placed on it. Growth company stocks may also lack the dividend yield that can cushion stock price declines in market downturns.

Hedging Risk
If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

Prospectus – Fund Summary	3

Investment Risk
An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk
The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk
The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities. Many larger capitalization companies also may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk
The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably based on overall economic conditions and other factors. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investment sentiment generally. Changes in the financial condition of a single issuer can impact a market as a whole. A rise in protectionist trade policies, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political and governmental events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Market Timing Risk
The Fund is subject to the risk of market timing activities by investors due to the Fund's investments in foreign securities, or its exposure to foreign securities through the derivatives it holds. If the Fund trades foreign securities, it generally prices these foreign securities using their closing prices from the foreign markets in which they trade, which typically is prior to the Fund's calculation of its net asset value ("NAV"). These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk
Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since mid-capitalization companies may have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity, and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk
To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

■

Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk
When the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. As the Fund's portfolio changes over time, the Fund's exposure to a particular sector may become higher or lower.

■

Industrials Sector Risk. The industrials sector includes companies engaged in the construction and engineering industry, machinery, energy, transportation, professional services, aerospace and defense industries. Companies in the industrials sector may be adversely affected by changes in government regulation, world events, economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, changes in commodity prices and exchange rates, changes in the supply and demand for products and services, and product obsolescence, among other factors.

Securities Lending Risk
The borrower of the Fund's securities must provide collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities. For loans collateralized with cash, the Fund invests the cash in other securities.

To the extent the Fund lends its securities, it may be subject to the following risks: i) borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the cash collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Securities Selection Risk
Securities selected by the sub-advisor for the Fund may not perform to expectations. This could result in the Fund's underperformance compared to its benchmark index(es), or other funds with similar investment objectives or strategies.

Segregated Assets Risk
In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the obligation. Segregated assets generally cannot be sold while the position they are covering is

4	Prospectus – Fund Summary

outstanding, unless they are replaced with other assets of equal value. The need to segregate cash or other liquid securities could limit the Fund's ability to pursue other opportunities as they arise.

Small Capitalization Companies Risk
Investing in the securities of small-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies. Since small-capitalization companies may have narrower commercial markets, and more limited operating history, product lines, and managerial and financial resources than larger, more established companies, the securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.
Valuation Risk
The Fund may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments that are illiquid or may become illiquid, or securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents.

Value Stocks Risk
Value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may decline. The Fund's investments in value stocks seek to limit potential downside price risk over time; however, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's investment in value stocks could cause the Fund to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Fund Performance

The bar chart and table below provide an indication of risk by showing changes in the Fund's performance over time. The bar chart shows how the Fund's performance has varied from year to year. The table shows how the Fund's average annual total returns compare to a broad-based market index, which is the Fund's benchmark index and was the benchmark index of the Fund's predecessor, for the periods indicated.

Each of the Fund's share classes commenced operations on January 22, 2019. The Fund acquired the assets and liabilities of The Tocqueville International Value Fund, a series of The Tocqueville Trust, in a reorganization that closed upon the close of business on January 18, 2019. In connection with that reorganization, the Investor Class shares of the Fund have adopted the performance history and financial statements of the Fund's predecessor. In the bar chart and table below, the performance of the Fund's Investor Class shares for periods prior to January 22, 2019 is the performance of the shares of the Fund's predecessor. In the table below, the performance of the Y Class and R5 Class shares for periods prior to January 22, 2019 represents the returns of the shares of the Fund's predecessor. The Y Class and R5 Class shares would have had similar annual returns to the shares of the Fund's predecessor because the shares of each class represent investments in the same portfolio securities. However, the shares of the Fund's predecessor had different expenses than the Y Class and R5 Class shares, which would affect performance. The Y Class and R5 Class performance shown in the table below has not been adjusted for differences in operating expenses between those share classes and the shares of the predecessor fund. You may obtain updated performance information on the Fund's website at www.americanbeaconfunds.com. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar year total returns for Investor Class Shares. Year Ended 12/31
Highest Quarterly Return: 16.63% 3rd Quarter 2010 01/01/2010 to 12/31/2019 Lowest Quarterly Return: -19.71% 3rd Quarter 2011 01/01/2010 to 12/31/2019

Average annual total returns for periods ended December 31, 2019.

	Inception Date of Class	1 Year	5 Years	10 Years
Investor Class	08/01/1994
Returns Before Taxes		19.38%	5.68%	6.04%
Returns After Taxes on Distributions		19.18%	5.40%	5.78%
Returns After Taxes on Distributions and Sales of Fund Shares		12.08%	4.56%	5.01%

	Inception Date of Class	1 Year	5 Years	10 Years
Share Class (Before Taxes)
Y	01/22/2019	19.65%	5.73%	6.06%
Institutional	01/22/2019	19.76%	5.75%	6.07%

	1 Year	5 Years	10 Years
Index (Reflects no deduction for fees expenses or taxes)
MSCI EAFE Index	22.01%	5.67%	5.50%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If

Prospectus – Fund Summary	5

you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account ("IRA") or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for Investor Class shares of the Fund; after-tax returns for other share classes will vary.

Management

The Manager
The Fund has retained American Beacon Advisors, Inc. to serve as its Manager.

Sub-Advisor

The Fund's investment sub-advisor is Tocqueville Asset Management L.P.

Portfolio Manager

Tocqueville Asset Management L.P.	James E. Hunt Portfolio Manager Since 2001

Purchase and Sale of Fund Shares

You may buy or sell shares of the Fund through a direct mutual fund account, a retirement account, an investment professional or another financial intermediary. As a direct mutual fund account shareholder, you may buy or sell shares in various ways:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class only)
Mail	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange ("NYSE") is open, at the Fund's net asset value ("NAV") per share next calculated after your order is received in proper form.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by Check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Tax Information

Dividends, capital gains distributions, and other distributions, if any, that you receive from the Fund are subject to federal income tax and may also be subject to state and local income taxes, unless you are a tax-exempt entity or your account is tax-deferred, such as an individual retirement account or a 401(k) plan (in which case you may be taxed later, upon the withdrawal of your investment from such account or plan).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund's distributor or the Manager may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Fund over another investment. Ask your individual financial adviser or visit your financial intermediary's website for more information.

Additional Information About the Fund

To help you better understand the Fund, this section provides a detailed discussion of the Fund's investment policies, its principal strategies and principal risks and performance benchmark. However, this Prospectus does not describe all of the Fund's investment practices. Capitalized terms that are not otherwise defined are defined in Appendix A. For additional information, please see the Fund's SAI, which is available at www.americanbeaconfunds.com or by contacting us via telephone at 1-800-658-5811, by U.S. mail at P.O. Box 219643, Kansas City, MO 64121-9643, or by e-mail at americanbeaconfunds@ambeacon.com.

Additional Information About Investment Policies and Strategies

Investment Objective

The Fund's investment objective is long-term capital appreciation.

The Fund's investment objective is "non-fundamental," which means that it may be changed by the Fund's Board without the approval of Fund shareholders.

Temporary Defensive Policy

The Fund may depart from its principal investment strategy by taking temporary defensive positions in response to adverse market, economic, political or other conditions. During these times, the Fund may not achieve its investment objective.

6	Prospectus – Additional Information About the Fund

Additional Information About the Management of the Fund

The Fund has retained American Beacon Advisors, Inc. to serve as its Manager. The Manager provides or oversees the provision of all administrative, investment advisory and portfolio management services to the Fund. The Manager:

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develops overall investment strategies for the Fund,

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selects and changes sub-advisors,

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allocates assets among sub-advisors,

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monitors and evaluates the sub-advisor's investment performance,

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monitors the sub-advisor's compliance with the Fund's investment objective, policies and restrictions,

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oversees the Fund's securities lending activities and actions taken by the securities lending agent to the extent applicable, and

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directs the investment of the portion of Fund assets that the sub-advisor determines should be allocated to short-term investments.

The assets of the Fund are currently allocated by the Manager to one sub-advisor, Tocqueville Asset Management L.P. ("Tocqueville"). Tocqueville has full discretion to purchase and sell securities for the Fund in accordance with the Fund's objective, policies, restrictions and more specific strategies provided by the Manager. The Manager oversees the sub-advisor but does not reassess individual security selections made by the sub-advisor for the Fund.

Although the Manager has no current intention to do so, the Fund's assets may be allocated among one or more additional sub-advisors in the future by the Manager. The Fund operates in a manager-of-managers structure. The Fund and the Manager have received an exemptive order from the SEC that permits the Fund, subject to certain conditions and approval by the Board, to hire and replace sub-advisors that are unaffiliated with the Manager without approval of the shareholders. In the future, the Fund and the Manager may rely on an SEC staff no-action letter, dated July 9, 2019, that would permit the Fund to expand its exemptive relief to hire and replace sub-advisors that are affiliated and unaffiliated with the Manager without shareholder approval, subject to approval by the Board and other conditions. The Manager has ultimate responsibility, subject to oversight by the Board, to oversee sub-advisors and recommend their hiring, termination and replacement. The SEC order also exempts the Fund from disclosing the advisory fees paid by the Fund to individual sub-advisors in a multi-manager fund in various documents filed with the SEC and provided to shareholders. In the future, the Fund may rely on the SEC staff no-action letter to expand its exemptive relief to individual sub-advisors that are affiliated with the Manager. Under that no-action letter, the fees payable to sub-advisors unaffiliated with or partially-owned by the Manager or its parent company would be aggregated, and fees payable to sub-advisors that are wholly-owned by the Manager or its parent company, if any, would be aggregated with fees payable to the Manager. Whenever a sub-advisor change is proposed in reliance on the order, in order for the change to be implemented, the Board, including a majority of its "non-interested" trustees, must approve the change. In addition, the Fund is required to provide shareholders with certain information regarding any new sub-advisor within 90 days of the hiring of any new sub-advisor.

Additional Information About Investments

This section provides more detailed information regarding certain investments the Fund may invest in as well as information regarding the Fund's strategy with respect to investment of cash balances.

Cash Management Investments

The Fund may invest cash balances in money market funds that are registered as investment companies under the Investment Company Act, including money market funds that are advised by the Manager or the sub-advisor, and in futures contracts. If the Fund invests in money market funds, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders will bear their proportionate share of the expenses, including, for example, advisory and administrative fees of the money market funds in which the Fund invests, such as advisory fees charged by the Manager to any applicable money market funds advised by the Manager, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's operations. Shareholders also would be exposed to the risks associated with money market funds and the portfolio investments of such money market funds, including the risk that a money market fund's yield will be lower than the return that the Fund would have derived from other investments that provide liquidity.

To gain market exposure on cash balances held in anticipation of liquidity needs or reduce market exposure in anticipation of liquidity needs, the Fund also may purchase and sell non-commodity based futures contracts on a daily basis that relate to securities in which it may invest directly and indices comprised of such securities. A futures contract is a contract to purchase or sell a particular security, or the cash value of an index, at a specified future date at a price agreed upon when the contract is made. Under such contracts, no delivery of the actual securities is required. Rather, upon the expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of a security or index at expiration, net of the variation margin that was previously paid. As cash balances are invested in securities, the Fund may invest simultaneously those balances in futures contracts until the cash balances are delivered to settle the securities transactions. This exposes the Fund to the market risks associated with the underlying securities and indices. Because the Fund will have market exposure simultaneously in both the invested securities and futures contracts, the Fund may have more than 100% of its assets exposed to the markets. This can magnify gains and losses in the Fund. The Fund also may have to sell assets at inopportune times to satisfy its settlement or collateral obligations. The risks associated with the use of futures contracts also include that there may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts or the movement in the prices of futures contracts and the value of their underlying investment or indices and that there may not be a liquid secondary market for a futures contract.

Currencies

The Fund may invest in foreign currencies and foreign currency-denominated securities. The Fund may also engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (see "Forward Contracts"), and may purchase and sell foreign currency futures contacts. The Fund may engage in these transactions in order to hedge or protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or other derivative positions. The Fund also may use foreign currency forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.

Equity Investments

The Fund's equity investments may include:

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Common Stock. Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. Common stock may be traded via an exchange or over-the-counter. Over-the-counter stock may be less liquid than exchange-traded stock.

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Convertible Securities. Convertible securities are generally preferred stocks and other securities, including bonds and warrants that are convertible into or exercisable for common stock at a stated price or rate. Convertible debt securities may offer greater appreciation potential than non-convertible debt securities. Convertible securities are senior to common stock in an issuer's capital structure, but are usually subordinated to similar non-convertible

Prospectus – Additional Information About the Fund	7

securities. While typically providing a fixed income stream, a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security's underlying common stock.

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Depositary Receipts. The Fund may invest in securities issued by foreign companies through American Depositary Receipts ("ADRs"). These securities are subject to many of the risks inherent in investing in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular ADR. ADRs are U.S. dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

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Preferred Stock. Preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer's growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is typically set at a fixed annual rate, in some circumstances it can be variable, changed or omitted by the issuer.

Forward Contracts

Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of commodities or securities, or the cash value of commodities, securities or a securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. An NDF is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

Other Investment Companies Securities

The Fund at times may invest in shares of other investment companies, including money market funds. The Fund may invest in securities of an investment company advised by the Manager or its sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in this Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Fund could invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Additional Information About Risks

The greatest risk of investing in a mutual fund is that its returns will fluctuate and you could lose money. The following section provides additional information regarding the Fund's principal risk factors in light of its principal investment strategies. The principal risks of investing in the Fund listed below are presented in alphabetical order and not in order of importance or potential exposure. Among other matters, this presentation is intended to facilitate your ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears.

Allocation Risk

This is the risk that the sub-advisor's judgments about, and allocations among, strategies, asset classes and market exposures may adversely affect the Fund's performance. There can be no assurance, particularly during periods of market disruption and stress, that the sub-advisor's judgments about asset allocation will be correct. Some broad asset categories and sub-classes may perform below expectations or the securities markets generally over short and extended periods.

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result, the Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Some of the markets in which the Fund may effect derivative transactions are OTC or "interdealer" markets. The participants in such markets are typically not subject to credit evaluation and regulatory oversight to the same extent as are members of "exchange-based" markets. This exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a credit or liquidity problem with the counterparty. Recent turbulence in the financial markets could exacerbate counterparty risk resulting from OTC derivative transactions.

The Fund is also subject to the risk that an FCM would default on an obligation set forth in an agreement between the Fund and the FCM. This risk exists at and from the time that the Fund enters into derivatives transactions that are centrally cleared. In such cases, a clearing organization becomes the Fund's counterparty and the principal counterparty risk is that the clearing organization itself will default. In addition, the FCM may hold margin posted in connection

8	Prospectus – Additional Information About the Fund

with those contracts and that margin may be re-hypothecated (or re-pledged) by the FCM, and lost, or its return delayed, due to a default by the FCM or other customer of the FCM. The FCM may itself file for bankruptcy, which would either delay the return of, or jeopardize altogether, the assets posted by the FCM as margin in response to margin calls relating to cleared positions. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

Currency Risk

The Fund may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments, central banks, or supranational entities such as the International Monetary Fund, and may be affected by the imposition of currency controls or political developments in the U.S. or abroad. As a result, the Fund's exposure to foreign currencies either directly or through portfolio investments, may reduce the returns of the Fund. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Fund's investments in non-U.S. currencies or in securities that trade in and receive revenues in non-U.S. currencies, or in derivatives that provide exposure to non-U.S. currencies. In addition, changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency futures, and forwards may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). In the case of hedging positions, the U.S. dollar or other currency may decline in value relative to the foreign currency that is being hedged and thereby affect the Fund's investments. There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks. The Fund may gain exposure to foreign currencies because of its investments in one or more of the following:

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Non-U.S. currencies

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Securities denominated in non-U.S. currencies

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Foreign currency forward contracts

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Non-U.S. currency futures contracts

Cybersecurity and Operational Risk

The Fund, its service providers, and third-party fund distribution platforms, and shareholders' ability to transact with the Fund, may be negatively impacted due to operational risks arising from, among other problems, human errors, systems and technology disruptions or failures, or cybersecurity incidents. Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund or its service providers, as well as the securities trading venues and their service providers, to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (also known as "denial of services"), loss or theft of proprietary information or corporate data, interference with the Fund's ability to calculate its NAV, impediments to trading, physical damage to a computer or network system, or remediation costs associated with system repairs.

The occurrence of any of these problems could result in a loss of information, regulatory scrutiny, reputational damage and other consequences, any of which could have a material adverse effect on the Fund or its shareholders. The Manager, through its monitoring and oversight of Fund service providers, endeavors to determine that service providers take appropriate precautions to avoid and mitigate risks that could lead to such problems. While the Manager has established business continuity plans and risk management systems seeking to address these problems, there are inherent limitations in such plans and systems, and it is not possible for the Manager, Fund service providers, or third-party fund distribution platforms to identify all of the operational risks that may affect the Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects. Most issuers in which the Fund invests are heavily dependent on computers for data storage and operations, and require ready access to the internet to conduct their business. Thus, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to significant loss of value.

Emerging Markets Risk

When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, the risks associated with investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy's dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets, and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain emerging market countries, fraud and corruption may be more prevalent than in developed market countries.

Equity Investments Risk

Equity securities are subject to investment risk and market risk. The Fund may invest in the following equity securities, which may expose the Fund to the following additional risks:

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Common Stocks Risk. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, exchange rates or industry regulation. Companies that pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company.

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Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The investment value of a convertible is based on its yield and tends to decline as interest rates increase. The conversion value of a convertible is the market value that would be received if the convertible were converted to its underlying common stock. The conversion value will decrease as the price of the underlying common stock decreases. When conversion value is substantially below investment value, the

Prospectus – Additional Information About the Fund	9

convertible's price tends to be influenced more by its yield, so changes in the price of the underlying common stock may not have as much of an impact. Conversely, the convertible's price tends to be influenced more by the price of the underlying common stock when conversion value is comparable to or exceeds investment value. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security, because a synthetic convertible is composed of two or more separate securities, each with its own market value. Convertible securities may be subject to market risk, credit risk and interest rate risk. Generally, a convertible security is subject to the market risks of stocks when the underlying stock's price is high relative to the conversion price, and is subject to the market risks of debt securities when the underlying stock's price is low relative to the conversion price. Convertible securities are also subject to the risk that the credit standing of the issuer may have an effect on the convertible securities' investment value.

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Depositary Receipts Risk. The Fund may invest in securities issued by foreign companies through ADRs. These securities are generally subject to many of the same risks of investing in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt or foreign stock, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

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Preferred Stocks Risk. Preferred securities, which are a form of hybrid security (i.e., a security with both debt and equity characteristics), may pay fixed or adjustable rates of return. If interest rates rise, the dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stocks may have mandatory sinking fund provisions, as well as provisions for their call or redemption prior to maturity which can have a negative effect on their prices when interest rates decline. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. In certain situations, an issuer may call or redeem its preferred stock or convert it to common stock. The market prices of preferred stocks are generally more sensitive to actual or perceived changes in the issuer's financial condition or prospects than are the prices of debt securities. Issuers may threaten preferred stockholders with the cancellation of all dividends and liquidation preference rights in an attempt to force their conversion to less secure common stock. Certain preferred stocks are equity securities because they do not constitute a liability of the issuer and therefore do not offer the same degree of protection of capital or continuation of income as debt securities. The rights of preferred stock on distribution of a corporation's assets in the event of its liquidation are generally subordinated to the rights associated with a corporation's debt securities. Therefore, in the event of an issuer's bankruptcy, there is substantial risk that there will be nothing left to pay preferred stockholders after payments, if any, to bondholders have been made. Preferred stocks may also be subject to credit risk.

Foreign Currency Forward Contracts Risk

Foreign currency forward contracts, including NDFs, are derivative instruments pursuant to a contract with a counterparty to pay a fixed price for an agreed amount of securities or other underlying assets at an agreed date or to buy or sell a specific currency at a future date at a price set at the time of the contract. The use of foreign currency forward contracts may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or currencies underlying the foreign currency forward contract. Foreign currency forward transactions include risks associated with fluctuations in foreign currency. There are no limitations on daily price movements of forward contracts. Not all forward contracts, including NDFs, require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility of foreign investments, (4) lack of uniform accounting, auditing and financial reporting standards, (5) different government regulation and supervision of foreign banks, stock exchanges, brokers and listed companies, (6) increased price volatility, and (7) delays in transaction settlement in some foreign markets. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank, depository, or their agents goes bankrupt. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region.

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Investing in Developed Countries Risk. Investment in a developed country issuer may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. Developed countries generally tend to rely on services sectors (e.g., the financial services sector) as the primary means of economic growth. A prolonged slowdown in services sectors is likely to have a negative impact on economies of certain developed countries, although individual developed country economies can be impacted by slowdowns in other sectors. In the past, certain developed countries have been targets of terrorism. Acts of terrorism in developed countries or against their interests may cause uncertainty in the financial markets and adversely affect the performance of the issuers to which the Fund has exposure. Heavy regulation of certain markets, including labor and product markets, may have an adverse effect on certain issuers. Such regulations may negatively affect economic growth or cause prolonged periods of recession. Many developed countries are heavily indebted and face rising healthcare and retirement expenses. In addition, price fluctuations of certain commodities and regulations impacting the import of commodities may negatively affect developed country economies.

Futures Contracts Risk

There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or index. Futures contracts may experience dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security, index or currency, which may increase the volatility of the Fund. Futures contracts may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract). There can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold and this may result in the inability to close a futures contract when desired. When the Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Geographic Concentration Risk

From time to time, based on market or economic conditions, the Fund may invest a significant portion of its assets in the securities of issuers located in, or with significant economic ties to, a single country or geographic region, which could increase the risk that economic, political, business, regulatory, diplomatic, social and environmental conditions in that particular country or geographic region may have a significant impact on the Fund's performance. Investing in such a manner could cause the Fund's performance to be more volatile than the performance of more geographically diverse funds. The economies and financial markets of certain countries or regions can be highly interdependent. Therefore, a decline in the economies or financial markets of one country or region may adversely affect the economies or financial markets of another.

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Japan Investment Risk. A significant portion of the Fund's total assets may be invested in the securities of Japanese issuers. Japan, like many Asian countries, is still heavily dependent upon international trade and may be adversely affected by protectionist trade policies, competition from Asia's other low-cost emerging economies, the economic conditions of its trading partners, strength of the yen, and regional and global conflicts. The domestic Japanese

10	Prospectus – Additional Information About the Fund

economy faces several concerns, including large government deficits, a shrinking workforce, and, in some cases, companies with poor corporate governance. Japan has in the past intervened in the currency markets, which could cause the value of the yen to fluctuate sharply and unpredictably. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes and tsunamis. Relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Japan is also heavily dependent on oil and other commodity imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. These and other factors could have a negative impact on the Fund's performance and increase the volatility of an investment in the Fund.

Growth Companies Risk

Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may decline, even if earnings showed an absolute increase. The Fund's investments in growth companies may be more sensitive to company earnings and more volatile than the market in general primarily because their stock prices are based heavily on future expectations. If the sub-advisor's assessment of the prospects for a company's growth is incorrect, then the price of the company's stock may fall or not approach the value that the sub-advisor has placed on it. Growth company stocks may lack the dividend yield that can cushion stock price declines in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's growth style could cause it to underperform funds that use a value or non-growth approach to investing or have a broader investment style.

Hedging Risk

The Fund may enter into hedging transactions with the intention of reducing or controlling risk. It is possible that hedging strategies will not be effective in controlling risk, due to unexpected non-correlation (or even positive correlation) between the hedging instrument and the position being hedged, increasing, rather than reducing, both risk and losses. To the extent that the Fund enters into hedging transactions, the hedges will not be static but rather will need to be continually adjusted based on the sub-advisor's assessment of market conditions, as well as the expected degree of non-correlation between the hedges and the portfolio being hedged. The success of the Fund's hedging strategies will depend on the sub-advisor's ability to implement such strategies efficiently and cost-effectively, as well as on the accuracy of the sub-advisor's judgments concerning the hedging positions to be acquired by the Fund. A counterparty to a hedging transaction may be unable to honor its financial obligation to the Fund. In addition, the sub-advisor may be unable to close the transaction at the time it would like or at the price it believes the security is currently worth. The Fund may not, in general, attempt to hedge all market or other risks inherent in the Fund's investments, and may hedge certain risks only partially, if at all. Certain risks, either in respect of particular investments or in respect of the Fund's overall portfolio, may not be hedged, particularly if doing so is economically unattractive. As a result, various directional market risks may remain unhedged. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful. The use of hedges may fail to mitigate risks, reduce the Fund's return, or create a loss. In addition, hedges, even when successful in mitigating risk, may not prevent the Fund from experiencing losses on its investments. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had the Fund not used the hedging instruments.

Investment Risk

An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund should not be relied upon as a complete investment program. The share price of the Fund fluctuates, which means that when you sell your shares of the Fund, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Fund.

Issuer Risk

The value of, and/or the return generated by, a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. When the issuer of a security implements strategic initiatives, including mergers, acquisitions and dispositions, there is the risk that the market response to such initiatives will cause the share price of the issuer's securities to fall.

Large Capitalization Companies Risk

The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities, such as changes in technology and consumer tastes. Large market capitalization companies may be unable to attain the high growth rates of successful smaller companies, especially during periods of economic expansion.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, slowing global economic growth, risks associated with the United Kingdom's departure from the European Union on January 31, 2020 and trade agreement negotiations during the transition period, the risks associated with ongoing trade negotiations with China, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments, the Federal Reserve, and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants.

In addition, political and governmental events within the U.S. and abroad, such as the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government's debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S.

Prospectus – Additional Information About the Fund	11

government has reduced the federal corporate income tax rate, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the market's expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country's economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The impact of the United Kingdom's departure from the EU, which occurred on January 31, 2020, commonly known as Brexit, is not yet known. The effect on the United Kingdom's economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund's investments in the United Kingdom and Europe.

Market Timing Risk

Because the Fund invests in foreign securities, or has exposure to foreign securities through the derivatives it holds, it is particularly subject to the risk of market timing activities. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund's NAV, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. One example of these types of securities is foreign securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, which is typically prior to the Fund's calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund prices its shares. In such instances, the Fund may fair value foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund's shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Mid-Capitalization Companies Risk

Investments in mid-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger, more established companies. Mid-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance can be more volatile and they may face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, mid-capitalization companies may have less market liquidity than large capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings.

Other Investment Companies Risk

To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to the Fund's direct fees and expenses. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund's investment may decline, adversely affecting the Fund's performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or that track an index, the Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject. The Fund will be subject to the risks associated with investments in those companies, including but not limited to the following:

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Money Market Funds. Investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with the Fund holding a significant amount of investments in similar businesses, which would be similarly affected by particular economic or market events that may, in certain circumstances, cause the value of the equity and debt securities of companies in a particular sector of the market to change. To the extent the Fund has substantial holdings within a particular sector, the risks to the Fund associated with that sector increase. In addition, when the Fund focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Fund were invested more evenly across sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The businesses that constitute a sector may all react the same way to economic, political or regulatory events. The Fund's performance could also be affected if the sectors do not perform as expected. Alternatively, the lack of exposure to one or more sectors may adversely affect performance.

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Industrials Sector Risk. The industrials sector includes companies engaged in the construction and engineering, machinery, energy, transportation, professional services, aerospace, and defense industries. Companies in the industrials sector may be adversely affected by changes in government regulation, world events and economic conditions. In addition, companies in the industrials sector may be adversely affected by environmental damages, product liability claims, changes in commodity prices and exchange rates, changes in the supply and demand for products and services, and product obsolescence, among other factors. Stock prices of issuers in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products generally.

Securities Lending Risk

The Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, the Fund's securities lending agent may indemnify the Fund against that risk. There is a risk that the assets of the Fund's securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of the Fund's securities may provide collateral in the form of cash that is reinvested in securities. The Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. The Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with the Fund's ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the

12	Prospectus – Additional Information About the Fund

dividend that the Fund receives from the securities' borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as "qualified dividend income" (as described under "Distributions and Taxes – Taxes" below).

Securities Selection Risk

Securities selected by the sub-advisor for the Fund may decline substantially in value or may not perform to expectations. The portfolio manager's judgments about the attractiveness, value and anticipated price movements of a particular asset class or individual security may be incorrect, and there is no guarantee that individual securities will perform as anticipated.  This could result in the Fund's underperformance compared to other funds with similar investment objectives.

Segregated Assets Risk

In connection with certain transactions that may give rise to future payment obligations, the Fund may be required to maintain a segregated amount of, or otherwise earmark, cash or liquid securities to cover the position. Segregated or earmarked securities cannot be sold while the position or transaction they are covering is outstanding, unless they are replaced with other securities of equal value. There is the possibility that the segregation or earmarking of a large percentage of the Fund's assets may, in some circumstances, limit the Fund's ability to take advantage of investment opportunities or meet redemption requests. In addition, the need to segregate cash or other liquid securities could limit the Fund's ability to pursue other opportunities as they arise.

Small-Capitalization Companies Risk

Investments in small-capitalization companies generally involve greater risks and the possibility of greater price volatility than investments in larger-capitalization and more established companies. Small-capitalization companies often have narrower commercial markets and more limited operating history, product lines, and managerial and financial resources than larger, more established companies. As a result, performance of small-capitalization companies can be more volatile and these companies may face greater risk of business failure, which could increase the volatility of the Fund's portfolio. Generally, the smaller the company size, the greater these risks. Additionally, small-capitalization companies may have less market liquidity than larger capitalization companies, and they can be sensitive to changes in interest rates, borrowing costs and earnings. Generally, the smaller the company size, the greater these risks.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. The Fund's ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV.

Value Stocks Risk

Investments in value stocks are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. This may result in the value stocks' prices remaining undervalued for extended periods of time. While the Fund's investments in value stocks seek to limit potential downside price risk over time, value stock prices still may decline substantially. In addition, the Fund may produce more modest gains as a trade-off for this potentially lower risk. The Fund's performance also may be affected adversely if value stocks become unpopular with or lose favor among investors. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's value style could cause it to underperform funds that use a growth or non-value approach to investing or have a broader investment style.

Additional Information About Performance Benchmark

The annual total return of the Fund is compared to the MSCI® EAFE Index. Set forth below is additional information regarding the index to which the Fund's performance is compared.

The MSCI® EAFE Index is a market capitalization weighted index of international stock performance composed of equities from developed markets excluding the U.S. and Canada.

Notices Regarding Index Data

Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI's express written consent.

Fund Management

The Manager

AMERICAN BEACON ADVISORS, INC. (the "Manager") serves as the Manager and administrator of the Fund. The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039, is an indirect wholly-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P.

The Manager was organized in 1986 to provide investment management, advisory, and administrative services. The Manager is registered as an investment adviser under the Advisers Act. The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from registration as a CPO under the Commodity Exchange Act, and the Manager is exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Prospectus – Fund Management	13

The American Beacon Tocqueville International Value Fund's Management Agreement with the Manager provides for the Fund to pay the Manager an annualized management fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees. The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

As of the date of this Prospectus, the Fund intends to engage in securities lending activities.

A discussion of the Board's consideration and approval of the Management Agreement between the Fund and the Manager and the Investment Advisory Agreement among the Trust, on behalf of the Fund, the sub-advisor and the Manager is available in the Fund's Semi-Annual Report for the period ended April 30, 2019.

The Manager has contractually agreed to waive fees and/or reimburse expenses of the following share classes to the extent that Total Annual Fund Operating Expenses exceed a percentage of that class' average daily net assets (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) through February 28, 2021 as follows:

American Beacon Fund	Y Class	R5 Class	Investor Class
American Beacon Tocqueville International Value Fund	0.99%	0.89%	1.25%

The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager will itself waive fees and/or reimburse expenses of the Fund to maintain the contractual expense ratio caps for each class of shares. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board has approved a policy whereby the Manager may seek repayment for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment. Please refer to the "Fund Summary — Fees and Expenses of the Fund" section for additional information.

The Sub-Advisor

Set forth below is a brief description of the sub-advisor and the portfolio manager who is primarily responsible for the day-to-day management of the Fund. The Fund's SAI provides additional information about the portfolio manager, including other accounts managed, his ownership in the Fund and his compensation.

Tocqueville Asset Management L.P ("Tocqueville''), 40 W 57th Street, 19th Floor, New York, NY 10019, is a registered investment advisor and serves as the sub-advisor to the Fund. Tocqueville is a Limited Partnership that was organized in the State of Delaware. As of December 31, 2019, Tocqueville had approximately $9.1 billion in assets under management.

Tocqueville has managed the Fund's predecessor since its inception.

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville pursuant to which the Fund has agreed to pay Tocqueville an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% thereafter of the Fund's average daily net assets.

James E. Hunt is a Portfolio Manager at Tocqueville Asset Management L.P. He joined Tocqueville in 2000 and is Chairman of the Investment Committee of the International Multi Cap Equity strategy and the Global Equity strategy, and Portfolio Manager of the Fund's predecessor, the Tocqueville International Value Fund, and Tocqueville Global Partners. He is also a member of the Investment Committee of the U.S. Multi Cap Equity strategy. Mr. Hunt was Director of Research at Tocqueville from 2000-2006. Prior to joining Tocqueville, he spent eight years with Lehman Brothers and two years with Warburg Dillon Read as an executive in their respective investment banking departments. He began his career in 1984 as an Equity Analyst with Delafield Asset Management. Mr. Hunt earned a B.A. from Brown University and an M.B.A. from Yale University's School of Management.

Valuation of Shares

The price of the Fund's shares is based on its NAV. The Fund's NAV per share is computed by adding total assets, subtracting all of the Fund's liabilities, and dividing the result by the total number of shares outstanding.

The NAV per share of each class of the Fund's shares is determined based on a pro rata allocation of the Fund's investment income, expenses and total capital gains and losses. The Fund's NAV per share is determined each business day as of the regular close of trading on the NYSE, which is typically 4:00 p.m. Eastern Time. However, if trading on the NYSE closes at a time other than 4:00 p.m. Eastern Time, the Fund's NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund's portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities and certain derivative instruments that are traded on an exchange are valued based on market value. Certain derivative instruments (other than short-term securities) usually are valued on the basis of prices provided by a pricing service. The price of debt securities generally is determined using pricing services or quotes obtained from broker/dealers who may consider a number of inputs and factors, such as comparable characteristics, yield curve, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flow. Investments in other mutual funds are valued at the closing NAV per share of the mutual funds on the day of valuation. Equity securities, including shares of closed-end funds and ETFs, are valued at the last sale price or official closing price.

14	Prospectus – Fund Management

The valuation of securities traded on foreign markets and certain fixed income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade, unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. Eastern Time.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board of Trustees, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when: (i) trading for a security is restricted or stopped; (ii) a security's trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security's true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund's NAV per share, fair value pricing may be used on the affected security or securities. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which it invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund is expected to fair value securities as a result of significant events occurring after the close of the foreign markets in which this Fund invest. Securities of small capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests. In addition, the Fund may invest in illiquid securities requiring these procedures.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund's fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund's fair valuation procedures. You may view the Fund's most recent NAV per share at www.americanbeaconfunds.com by clicking on ‘‘Quick Links'' and then ‘‘Daily NAVs.''

About Your Investment

Choosing Your Share Class

The Fund offers various classes of shares. Each share class of the Fund represents an investment in the same portfolio of securities for the Fund, but each class has its own expense structure and combination of purchase restrictions and ongoing fees, allowing you to choose the class that best fits your situation.

Factors you should consider when choosing a class of shares include:

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How long you expect to own the shares;

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How much you intend to invest;

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Total expenses associated with owning shares of each class;

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Whether you plan to take any distributions in the near future; and

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Availability of share classes.

Each investor's financial considerations are different. You should speak with your financial adviser to help you decide which share class is best for you.

Purchase and Redemption of Shares

Eligibility

The Y Class, R5 Class, and Investor Class shares offered in this Prospectus are available to eligible investors who meet the minimum initial investment. American Beacon Funds do not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

Subject to your eligibility, you may invest in the Fund directly or through intermediary organizations, such as broker-dealers, insurance companies, plan sponsors, third party administrators, and retirement plans.

If you invest directly with the Fund, the fees and policies with respect to the Fund's shares that are outlined in this Prospectus are set by the Fund. The Manager and the Fund are not responsible for determining the suitability of the Fund or a share class for any investor.

If you invest through a financial intermediary, most of the information you will need for managing your investment will come from your financial intermediary. This includes information on how to buy, sell and exchange shares of the Fund. If you establish an account through a financial intermediary, the investment minimums described in this section may not apply. Investors investing in the Fund through a financial intermediary should consult with their financial intermediary to ensure they obtain all information regarding the differences between available share classes. Your broker-dealer or financial intermediary also may charge fees that are in addition to those described in this Prospectus. Please contact your intermediary for information regarding investment minimums, how to purchase and redeem shares and applicable fees.

Minimum Investment Amount by Share Class

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Investor Class shares are also available to traditional IRA or Roth IRA shareholders investing directly in the Fund. The minimum investment is $2,500. A traditional IRA or Roth IRA invested directly will be charged an annual maintenance fee of $15.00 by the Custodian.

Prospectus – About Your Investment	15

The Manager may allow a reasonable period of time after opening a Y Class or R5 Class account for the investor to meet the initial investment requirement. In addition, for investors such as trust companies and financial advisors who make investments for a group of clients, the minimum initial investment can be met through aggregated purchase orders for more than one client.

Opening an Account

You may open an account through your broker-dealer or other financial intermediary. Please contact your financial intermediary for more information on how to open an account. Shares you purchase through your broker-dealer will normally be held in your account with that firm.

To open an account directly with the Fund, a completed, signed application is required. You may obtain an account application from the Fund's website, www.americanbeaconfunds.com, or by calling 1-800-658-5811. Institutional shareholders should call 1-800-967-9009.

Complete the application, sign it and send it:

Regular Mail to: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643 (or institutional shareholders may fax to) (816) 374-7408	For Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105 (800) 658-5811

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you will be asked for information that will allow the Fund or your financial institution to identify you. Non-public corporations and other entities may be required to provide articles of incorporation, trust or partnership agreements, and taxpayer identification numbers on the account or other documentation. The Fund is required by law to reject your new account application if the required identifying information is not provided.

The Fund reserves the right to liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Fund or a financial institution is unable to verify the shareholder's identity within three days of account opening.

Purchase Policies

Shares of the Fund are offered and purchase orders are typically accepted until 4:00 p.m. Eastern Time or the close of the NYSE (whichever comes first) on each day on which the NYSE is open for business. If a purchase order is received by the Fund in good order prior to the Fund's deadline, the purchase price will be the NAV per share next determined on that day. A purchase order is considered to be received in good order when it complies with all of the Fund's applicable policies. If a purchase order is received in good order after the applicable deadline, the purchase price will be the NAV per share of the following day that the Fund is open for business. Shares of the Fund will only be issued against full payment, as described more fully in this Prospectus and SAI.

The Fund has authorized certain third-party financial intermediaries, such as broker-dealers, insurance companies, third-party administrators and trust companies, to receive purchase and redemption orders on behalf of the Fund and to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund is deemed to have received such orders when they are received by the financial intermediaries or their designees. Thus, an order to purchase or sell Fund shares will be priced at the Fund's next determined NAV per share after receipt by the financial intermediary or its designee. It is the responsibility of your broker-dealer or financial intermediary to transmit orders that will be received by the Fund in proper form and in a timely manner. The Fund is not responsible for the failure of a broker-dealer or financial intermediary to transmit a purchase order in proper form and in a timely manner.

Fund shares may be purchased only in U.S. States and Territories in which they can be legally sold. Prospective investors should inquire as to whether Fund shares are available for offer and sale in their jurisdiction. The Fund reserves the right to refuse purchases if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. The Fund has the right to reject any purchase order or cease offering any or all classes of shares at any time. The Fund reserves the right to require payment by wire. Checks to purchase shares are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. The Fund will not accept ‘‘starter'' checks, credit card checks, money orders, cashier's checks, or third-party checks.

If your payment is not received and collected, your purchase may be cancelled and you could be liable for any losses or fees the Fund or the Manager has incurred. Under applicable anti-money laundering regulations and other federal regulations, purchase orders may be suspended, restricted or canceled and the monies may be withheld.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Redemption Policies

If you purchased shares of the Fund through your financial intermediary, please contact your broker-dealer or other financial intermediary to sell shares of the Fund. A sale or redemption of your shares is generally taxable to you. See "Distributions and Taxes - Taxes".

The redemption price will be the NAV per share next determined after a redemption request is received in good order. In order to receive the redemption price calculated on a particular business day, redemption requests must be received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first).

Wire proceeds from redemption requests received in good order by 4:00 p.m. Eastern Time or by the close of the NYSE (whichever comes first) generally are transmitted to shareholders on the next day the Fund is open for business. In any event, proceeds from a redemption request will typically be transmitted to a shareholder by no later than seven days after the receipt of a redemption request in good order. Delivery of proceeds from shares purchased by check, ACH, or pre-authorized automatic investment may be delayed until the funds have cleared, which may take up to ten days.

The Fund reserves the right to suspend redemptions or postpone the date of payment for more than seven days (i) when the NYSE is closed (other than for customary weekend and holiday closings); (ii) when trading on the NYSE is restricted; (iii) when the SEC determines that an emergency exists so that disposal of the Fund's investments or determination of its NAV per share is not reasonably practicable; or (iv) by order of the SEC for protection of the Fund's shareholders.

Although the Fund intends to redeem shares by paying out available cash, cash generated by selling portfolio holdings (including cash equivalent portfolio holdings), or funds borrowed through the interfund credit facility, or from a bank line of credit, in stressed market conditions and other appropriate

16	Prospectus – About Your Investment

circumstances, the Fund reserves the right to pay the redemption price in whole or in part by borrowing funds from external parties or distributing securities or other assets held by the Fund. To the extent that the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities.

Please refer to the section titled ‘‘Frequent Trading and Market Timing'' for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Exchange Policies

If you purchased shares of the Fund through your financial intermediary, please contact your financial intermediary to determine if you may take advantage of the exchange policies described in this section and for its policies to effect an exchange.

Shares of any class of the Fund may be exchanged for shares of the same class of another American Beacon Fund under certain limited circumstances. Since an exchange involves a concurrent redemption and purchase, please review the sections titled ‘‘Redemption Policies'' and ‘‘Purchase Policies'' for additional limitations that apply to redemptions and purchases. If Fund shares were purchased by check, a shareholder must have owned those shares for at least ten days prior to exchanging out of the Fund and into another fund.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Fund shares may be acquired through exchange only in U.S. states and Territories in which they can be legally sold. The Fund reserves the right to charge a fee and to modify or terminate the exchange privilege at any time. The Fund reserves the right to refuse exchange requests if, in the judgment of the Fund, the transaction would adversely affect the Fund and its shareholders. Please refer to the section titled "Frequent Trading and Market Timing" for information on the Fund's policies regarding frequent purchases, redemptions, and exchanges.

Shares of any class of the Fund may be converted to shares of another class of the Fund under certain limited circumstances. For federal income tax purposes, the conversion of shares of one share class of the Fund to shares of a different share class of the Fund will not result in the realization of a capital gain or loss. However, an exchange of shares of the Fund for shares of a different American Beacon Fund generally is considered a redemption and a concurrent purchase, respectively, and thus may result in the realization of capital gain or loss for those purposes.

How to Purchase, Redeem or Exchange Shares

If your account is through a broker-dealer or other financial intermediary, please contact them directly to purchase, redeem or exchange shares of the Fund. Your broker-dealer or financial intermediary can help you open a new account, review your financial needs and formulate long-term investment goals and objectives. Your broker-dealer or financial intermediary will transmit your request to the Fund and may charge you a fee for this service. Dealers, other financial intermediaries or fiduciaries purchasing shares for their customers are responsible for determining the suitability of a particular share class for an investor. You should include the following information with any order:

• Your name/account registration

• Your account number

• Type of transaction requested

• Fund name(s) and fund numbers

• Dollar amount or number of shares

Transactions for direct shareholders are conducted through:

Internet	www.americanbeaconfunds.com
Phone	To reach an American Beacon representative call 1-800-658-5811, option 1 Through the Automated Voice Response Service call 1-800-658-5811, option 2 (Investor Class Only)
Mail	American Beacon Funds PO Box 219643 Kansas City, MO 64121-9643	Overnight Delivery: American Beacon Funds c/o DST Asset Manager Solutions, Inc. 330 West 9th Street Kansas City, MO 64105

Purchases by Wire:

Send a bank wire to State Street Bank and Trust Co. with these instructions:

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ABA# 0110-0002-8; AC-9905-342-3,

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Attn: American Beacon Funds

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the fund name and fund number, and

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shareholder account number and registration.

	New Account	Existing Account
Share Class	Minimum Initial Investment Amount	Purchase/Redemption Minimum by check/ACH/Exchange	Purchase/Redemption Minimum by Wire
Investor	$2,500	$50	$250
Y	$100,000	$50	None
R5	$250,000	$50	None

Redemption proceeds will be mailed to the account of record or transmitted to commercial bank designated on the account application form.

Supporting documents may be required for redemptions by estates, trusts, guardianships, custodians, corporations, and welfare, pension and profit sharing plans. Redemption requests must also include authorized signature(s) of all persons required to sign for the account. Call 1-800-658-5811 for instructions.

To protect the Fund and your account from fraud, a Medallion signature guarantee is required for redemption orders:

Prospectus – About Your Investment	17

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with a request to send the proceeds to an address or commercial bank account other than the address or commercial bank account designated on the account application, or

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for an account whose address has changed within the last 30 days if proceeds are sent by check.

The Fund only accepts Medallion signature guarantees, which may be obtained at participating banks, broker-dealers and credit unions. A notary public cannot provide a signature guarantee. Call 1-800-658-5811 for instructions and further assistance.

Payments to Financial Intermediaries

For certain share classes, the Fund and/or the Manager (and/or the Manager's affiliates), at their own expense, may pay compensation to financial intermediaries for shareholder-related services and, if applicable, distribution-related services, including administrative, sub-transfer agency type, recordkeeping and shareholder communication services. For example, compensation may be paid to make Fund shares available to sales representatives and/or customers of a fund supermarket platform or similar program sponsor or for services provided in connection with such fund supermarket platforms and programs.

The amount of compensation paid to different financial intermediaries may differ. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Fund. To the extent that the Fund pays any such compensation, it is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Manager, the Fund or its transfer agent. To the extent the Manager or its affiliates pay such compensation, it would likely include amounts from that party's own resources and constitute what is sometimes referred to as ‘‘revenue sharing''.

Compensation received by a financial intermediary from the Fund, the Manager or an affiliate of the Manager may include payments for marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating (itself and) its salespersons with respect to Fund shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Fund, including travel and lodging expenses. It may also cover costs incurred by financial intermediaries in connection with their efforts to sell Fund shares, including costs incurred compensating (registered) sales representatives and preparing, printing and distributing sales literature.

Any compensation received by a financial intermediary, whether from the Fund or the Manager and/or its affiliates, and the prospect of receiving it may provide the financial intermediary with an incentive to recommend the shares of the Fund, or a certain class of shares of the Fund, over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Fund within its organization by, for example, placing it on a list of preferred funds. You can contact your financial intermediary for details about any such payments it receives from the Manager, its affiliates and/or the Fund, or any other fees, expenses, or commissions your financial intermediary may charge you in addition to those disclosed in this Prospectus.

Additional Payments with Respect to Y Class Shares

Y Class shares may also be available on brokerage platforms of firms that have agreements with the Fund's distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Y Class shares in these programs may be required to pay a commission and/or other forms of compensation to the broker. Shares of the Fund are available in other share classes that have different fees and expenses.

General Policies

If a shareholder's account balance falls below the following minimum levels, the shareholder may be asked to increase the balance.

Share Class	Account Balance
Investor	$ 2,500
Y	$25,000
R5	$75,000

If the account balance remains below the applicable minimum account balance after 45 days, upon 30 days' written notice, the Fund reserves the right to close the account and send the proceeds to the shareholder. The Fund reserves the authority to modify minimum account balances in its discretion.

An ACH privilege allows electronic transfer from a checking or savings account into a direct account with the Fund. The ACH privilege may be used for subsequent purchases and redemptions. Purchases of Fund shares by ACH are subject to a limit of $2,000 per day. The Fund reserves the right to waive such limit in its sole discretion.

ACH privileges must be requested on the account application, or may be established on an existing account by submitting a request in writing to the Fund. Validated signatures from all shareholders of record for the account are required on the written request. See details below regarding signature validations. Such privileges apply unless and until the Fund receives written instructions from all shareholders of record canceling such privileges. Changes of bank account information must also be made in writing with validated signatures. The Fund reserves the right to amend, suspend or discontinue the ACH privilege at any time without prior notice. The ACH privilege does not apply to shares held in broker "street name" accounts or in other omnibus accounts.

When a signature validation is called for, a Medallion signature guarantee or Signature Validation Program ("SVP") stamp may be required. A Medallion signature guarantee is intended to provide signature validation for transactions considered financial in nature, and an SVP stamp is intended to provide signature validation for transactions non-financial in nature. A Medallion signature guarantee or SVP stamp may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution which is participating in a Medallion program or SVP recognized by the Securities Transfer Association. The Fund may reject a Medallion signature guarantee or SVP stamp. Shareholders should call 800-658-5811 for additional details regarding the Fund's signature guarantee requirements.

The following policies apply to instructions you may provide to the Fund by telephone:

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The Fund, its officers, trustees, employees, or agents are not responsible for the authenticity of instructions provided by telephone, nor for any loss, liability, cost or expense incurred for acting on them.

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The Fund employs procedures reasonably designed to confirm that instructions communicated by telephone are genuine.

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Due to the volume of calls or other unusual circumstances, telephone redemptions may be difficult to implement during certain time periods.

The Fund reserves the right to:

18	Prospectus – About Your Investment

■

liquidate a shareholder's account at the current day's NAV per share and remit proceeds via check if the Fund or a financial institution are unable to verify the shareholder's identity within three business days of account opening,

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seek reimbursement from the shareholder for any related loss incurred by the Fund if payment for the purchase of Fund shares by check does not clear the shareholder's bank, and

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reject a purchase order and seek reimbursement from the shareholder for any related loss incurred by the Fund if funds are not received by the applicable wire deadline.

Escheatment

Please be advised that certain state escheatment laws may require the Fund to turn over your mutual fund account to the state listed in your account registration as abandoned property unless you contact the Fund. Many states have added ‘‘inactivity'' or the absence of customer-initiated contact as a component of their rules and guidelines for the escheatment of unclaimed property. These states consider property to be abandoned when there is no shareholder-initiated activity on an account for at least three (3) to five (5) years.

Depending on the laws in your jurisdiction, customer-initiated contact might be achieved by one of the following methods:

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Send a letter to American Beacon Funds via the United States Post Office,

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Speak to a Customer Service Representative on the phone after you go through a security verification process. For residents of certain states, contact cannot be made by phone but must be in writing or through the Fund's secure web application,

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Access your account through the Fund's secure web application,

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Cashing checks that are received and are made payable to the owner of the account.

The Fund, the Manager, and the Transfer Agent will not be liable to shareholders or their representatives for good faith compliance with escheatment laws. To learn more about the escheatment rules for your particular state, please contact your attorney or State Treasurer's and/or Controller's Offices. If you do not hold your shares directly with the Fund, you should contact your broker-dealer, retirement plan, or other third-party intermediary regarding applicable state escheatment laws.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder's account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder's location and confirms that the shareholder has not abandoned his or her property. If a shareholder designates a representative to receive escheatment notifications, any escheatment notices will be delivered both to the shareholder and the designated representative. The completed designation form may be mailed to the below address.

Contact information:

American Beacon Funds
P.O. Box 219643
Kansas City, MO 64121-9643
1-800-658-5811
www.americanbeaconfunds.com

Frequent Trading and Market Timing

Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including: (i) the dilution of the Fund's NAV per share, (ii) an increase in the Fund's expenses, and (iii) interference with the portfolio manager's ability to execute efficient investment strategies. Frequent, short-term trading of Fund shares in an attempt to profit from day-to-day fluctuations in the Fund's NAV per share is known as market timing.

The Fund's Board of Trustees has adopted policies and procedures intended to discourage frequent trading and market timing.

Shareholders may transact one ‘‘round trip'' in the Fund in any rolling 90-day period. A ‘‘round trip'' is defined as two transactions, each in an opposite direction. A round trip may involve either (i) a purchase or exchange into the Fund followed by a redemption or exchange out of the Fund or (ii) a redemption or exchange out of the Fund followed by a purchase or exchange into the Fund. If the Manager detects that a shareholder has exceeded one round trip in the Fund in any rolling 90-day period, the Manager, without prior notice to the shareholder, may prohibit the shareholder from making further purchases of the Fund. In general, the Fund reserves the right to reject any purchase order, terminate the exchange privilege, or liquidate the account of any shareholder that the Manager determines has engaged in frequent trading or market timing, regardless of whether the shareholder's activity violates any policy stated in this Prospectus. Additionally, the Manager may, in its discretion, reject any purchase or exchange into the Fund from any individual investor, institutional investor, or group whose trading activity could disrupt the management of the Fund or dilute the value of the Fund's shares, including collective trading (e.g. following the advice of an investment newsletter). Such investors may be barred from future purchases of American Beacon Funds.

The round-trip limit does not apply to the following transaction types:

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shares acquired through the reinvestment of dividends and other distributions;

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systematic purchases and redemptions;

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shares redeemed to return excess IRA contributions; or

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certain transactions made within a retirement or employee benefit plan, such as payroll contributions, minimum required distributions, loans, and hardship withdrawals, or other transactions that are initiated by a party other than the plan participant.

Financial intermediaries that offer Fund shares, such as broker-dealers, third party administrators of retirement plans, and trust companies, will be asked to enforce the Fund's policies to discourage frequent trading and market timing by investors. However, certain intermediaries that offer Fund shares have informed the Fund that they are currently unable to enforce the Fund's policies on an automated basis. In those instances, the Manager will monitor trading activity of the intermediary in an attempt to detect patterns of activity that indicate frequent trading or market timing by underlying investors. In some cases, intermediaries that offer Fund shares have their own policies to deter frequent trading and market timing that differ from the Fund's policies. The Fund may defer to an intermediary's policies. For more information, please contact the financial intermediary through which you invest in the Fund.

The Manager monitors trading activity in the Fund to attempt to identify shareholders engaged in frequent trading or market timing. The Manager may exclude transactions below a certain dollar amount from monitoring and may change that dollar amount from time to time. The ability of the Manager to detect frequent trading and market timing activity by investors who own shares through an intermediary is dependent upon the intermediary's provision of information necessary to identify transactions by the underlying investors. The Fund has entered into agreements with the intermediaries that service the

Prospectus – About Your Investment	19

Fund's investors, pursuant to which the intermediaries agree to provide information on investor transactions to the Fund and to act on the Fund's instructions to restrict transactions by investors who the Manager has identified as having violated the Fund's policies and procedures to deter frequent trading and market timing.

Wrap programs offered by certain intermediaries may be designated ‘‘Qualified Wrap Programs'' by the Fund based on specific criteria established by the Fund and a certification by the intermediary that the criteria have been met. A Qualified Wrap Program is a wrap program whose sponsoring intermediary: (i) certifies that it has investment discretion over $50 million or more in client assets invested in mutual funds at the time of the certification, (ii) certifies that it directs transactions in accounts participating in the wrap program(s) in concert with changes in a model portfolio; (iii) provides the Manager a description of the wrap program(s); and (iv) managed by an intermediary that agrees to provide the Manager sufficient information to identify individual accounts in the intermediary's wrap program(s). For purposes of applying the round-trip limit, transactions initiated by clients invested in a Qualified Wrap Program will not be matched to transactions initiated by the intermediary sponsoring the Qualified Wrap Program. For example, a client's purchase of the Fund followed within 90 days by the intermediary's redemption of the same Fund would not be considered a round trip. However, transactions initiated by a Qualified Wrap Program client are subject to the round-trip limit and will be matched to determine if the client has exceeded the round-trip limit. In addition, the Manager will monitor transactions initiated by Qualified Wrap Program intermediaries to determine whether any intermediary has engaged in frequent trading or market timing. If the Manager determines that an intermediary has engaged in activity that is harmful to the Fund, the Manager will revoke the intermediary's Qualified Wrap Program status. Upon termination of status as a Qualified Wrap Program, all account transactions will be matched for purposes of testing compliance with the Fund's frequent trading and market timing policies, including any applicable redemption fees.

The Fund reserves the right to modify the frequent trading and market timing policies and procedures and grant or eliminate waivers to such policies and procedures at any time without advance notice to shareholders. There can be no assurance that the Fund's policies and procedures to deter frequent trading and market timing will have the intended effect or that the Manager will be able to detect frequent trading and market timing.

Distributions and Taxes

The Fund distributes most or all of its net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income ("dividends") on an annual basis and distributions of realized net capital gains ("capital gain distributions") and net gains from foreign currency transactions (sometimes referred to below collectively as "other distributions") on an annual basis (and dividends and other distributions are sometimes referred to below collectively as "distributions"). Different tax treatment applies to different types of distributions (as described in the table under "Taxes").

The Fund does not have a fixed dividend rate nor does it guarantee that it will pay any distributions in any particular period. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, but dividends on different classes of shares may be different as a result of the services and/or fees applicable to certain classes of shares.

American Beacon Fund	Dividends Paid	Other Distributions Paid
Tocqueville International Value Fund	Annually	Annually

Options for Receiving Dividends and Other Distributions

When you open your Fund account, you can specify on your application how you want to receive distributions. To change that option, you must notify the transfer agent. Unless you instruct otherwise in your account application, distributions payable to you by the Fund will be reinvested in additional shares of the distributing class of the Fund. There are four payment options available:

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Reinvest All Distributions. You can elect to reinvest all distributions by the Fund in additional shares of the distributing class of the Fund.

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Reinvest Only Some Distributions. You can elect to reinvest some types of distributions by the Fund in additional shares of the distributing class of the Fund while receiving the other types of distributions by the Fund by check or having them sent directly to your bank account by ACH ("in cash").

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Receive All Distributions in Cash. You can elect to receive all distributions in cash.

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Reinvest Your Distributions in shares of another American Beacon Fund. You can reinvest all of your distributions by the Fund on a particular class of shares in shares of the same class of another American Beacon Fund that is available for exchanges. You must have an existing account in the same share class of the selected fund.

Distributions of Fund income are generally taxable to you regardless of the manner in which received or reinvested.

If you invest directly with the Fund, any election to receive distributions payable by check will only apply to distributions totaling $10.00 or more. Any distribution by the Fund totaling less than $10.00 will be reinvested in shares of the distributing class of the Fund and will not be paid to you by check.

If you elect to receive a distribution by check and the U.S. Postal Service cannot deliver your check, or if your check remains uncashed for at least six months, the Fund reserves the right to reinvest the amount of your check, and to reinvest all subsequent distributions, in shares of the distributing class of the Fund at the NAV per share on the day of the reinvestment. Interest will not accrue on amounts represented by uncashed distribution or redemption checks.

Shareholders investing in the Fund through a financial intermediary should discuss their options for receiving distributions with the intermediary.

Taxes

Fund distributions are taxable to shareholders other than tax-qualified retirement plans and accounts and other tax-exempt investors. However, the portion of the Fund's dividends derived from its investments in U.S. Government obligations, if any, is generally exempt from state and local income taxes. Fund dividends, except those that are "qualified dividend income" (as described below), are subject to federal income tax at the rates for ordinary income contained in the Internal Revenue Code.  The following table outlines the typical status of transactions in taxable accounts:

20	Prospectus – About Your Investment

Type of Transaction	Federal Tax Status
Dividends from net investment income*	Ordinary income**
Distributions of the excess of net short-term capital gain over net long-term capital loss*	Ordinary income
Distributions of net gains from certain foreign currency transactions*	Ordinary income
Distributions of the excess of net long-term capital gain over net short-term capital loss ("net capital gain'')*	Long-term capital gains
Redemptions or exchanges of shares owned for more than one year	Long-term capital gains or losses
Redemptions or exchanges of shares owned for one year or less	Net gains are taxed at the same rate as ordinary income; net losses are subject to special rules

* Whether reinvested or taken in cash.

** Except for dividends that are attributable to ‘‘qualified dividend income,'' if any.

To the extent distributions are attributable to net capital gain that the Fund recognizes they are subject to a 15% maximum federal income tax rate for individual and certain other non-corporate shareholders (each, an ‘‘individual'') (20% for individuals with taxable income exceeding certain thresholds, which are indexed for inflation annually), regardless of how long the shareholder held his or her Fund shares. A portion of the dividends the Fund pays to individuals may be ‘‘qualified dividend income'' (‘‘QDI'') and thus eligible for the preferential rates, mentioned above, that apply to net capital gain. QDI is the aggregate of dividends the Fund receives on shares of most domestic corporations and certain foreign corporations with respect to which the Fund satisfies certain holding period and other restrictions. To be eligible for those rates, a shareholder must meet similar restrictions with respect to his or her Fund shares.

A portion of the dividends the Fund pays may also be eligible for the dividends-received deduction allowed to corporations ("DRD"), subject to similar holding period and other restrictions, but the eligible portion may not exceed the aggregate dividends the Fund receives from domestic corporations only.

The Fund does not expect a substantial part of its dividends to qualify as QDI or be eligible for the DRD.

A shareholder may realize a taxable gain or loss when redeeming or exchanging shares. That gain or loss is treated as a short-term or long-term capital gain or loss, depending on how long the redeemed or exchanged shares were held. Any capital gain an individual shareholder recognizes on a redemption or exchange of Fund shares that have been held for more than one year will qualify for the 15% and 20% tax rates mentioned above.

A shareholder who wants to use an acceptable basis determination method with respect to Fund shares other than the average basis method (the Fund's default method) must elect to do so in writing, which may be electronic. The Fund, or its administrative agent, must report to the Internal Revenue Service ("IRS") and furnish to its shareholders the basis information for dispositions of Fund shares. See "Tax Information" in the SAI for a description of the rules regarding that election and the Fund's reporting obligation.

An individual must pay a 3.8% tax on the lesser of (1) the individual's ‘‘net investment income,'' which generally includes distributions the Fund pays and net gains realized on the redemption or exchange of Fund shares, or (2) the excess of the individual's ‘‘modified adjusted gross income'' over a threshold amount ($250,000 for married persons filing jointly and $200,000 for single taxpayers). This tax is in addition to any other taxes due on that income. A similar tax applies to estates and trusts. Shareholders should consult their own tax advisers regarding the effect, if any, this tax may have on their investment in Fund shares.

Each year, the Fund's shareholders will receive tax information regarding Fund distributions and dispositions of Fund shares to assist them in preparing their income tax returns.

The foregoing is only a summary of some of the important federal income tax considerations that may affect Fund shareholders, who should consult their tax advisers regarding specific questions as to the effect of federal, state and local income taxes on an investment in the Fund.

Additional Information

The Fund's Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund's manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Prospectus provides information concerning the Fund that you should consider in determining whether to purchase Fund shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Prospectus, the SAI or the Fund's reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Service Plans and Service Fees

The Fund has adopted a shareholder services plan for its Investor Class shares for certain non-distribution shareholder services provided by financial intermediaries. The shareholder services plan authorizes annual payment of up to 0.375% of the average daily net assets attributable to the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares of the Fund.

Portfolio Holdings

A complete list of the Fund's holdings is made available on the Fund's website on a quarterly basis approximately sixty days after the end of each calendar quarter and remains available for six months thereafter. A list of the Fund's ten largest holdings is made available on the Fund's website on a quarterly basis. The ten largest holdings of the Fund are generally posted to the website approximately fifteen days after the end of each calendar quarter and remain available until the next quarter. To access the holdings information, go to www.americanbeaconfunds.com. The Fund's ten largest holdings may also be accessed by selecting the Fund's fact sheet.

A description of the Fund's policies and procedures regarding the disclosure of portfolio holdings is available in the SAI, which you may access on the Fund's website at www.americanbeaconfunds.com or call 1-800-658-5811 to request a free copy.

Delivery of Documents

Prospectus – Additional Information	21

If you are interested in electronic delivery of the Fund's summary prospectus and shareholder reports, please go to www.americanbeaconfunds.com and click on ‘‘Quick Links'' and then ‘‘Register for E-Delivery.''

To reduce expenses, your financial institution may mail only one copy of the summary prospectus, Annual Report and Semi-Annual Report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

22	Prospectus – Additional Information

Financial Highlights

The financial highlights tables are intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

For periods prior to January 18, 2019, the financial highlights of the Fund shown below for Investor Class shares of the Fund represent the financial history of the Fund's predecessor, the Tocqueville International Value Fund ("Tocqueville Fund"), a series of Tocqueville Trust, which was acquired by the Fund in a reorganization that closed upon the close of business on January 18, 2019. The information for the fiscal periods ended October 31, 2015, October 31, 2016, October 31, 2017, and October 31, 2018 was audited by the Tocqueville Fund's independent registered public accounting firm. The information in the financial highlights for the fiscal period ended October 31, 2019, has been derived from the Fund's financial statements audited by Ernst & Young LLP, Independent Registered Public Accounting Firm, whose report, along with the Fund's financial statements, is included in the Fund's Annual Report, which you may obtain upon request.

American Beacon Tocqueville International Value Fund
	Y Class
For a share outstanding throughout the period:	January 22, 2019A to October 31, 2019
Net asset value, beginning of period	$14.78
Income from investment operations:
Net investment income	0.23
Net gains on investments (both realized and unrealized)	0.63
Total income (loss) from investment operations	0.86
Net asset value, end of period	$15.64
Total returnB	5.82	%C
Ratios and supplemental data:
Net assets, end of period	$229,275,205
Ratios to average net assets:
Expenses, before reimbursements	0.98	%D
Expenses, net of reimbursements	0.98	%D
Net investment income, before expense reimbursements	2.10	%D
Net investment income, net of reimbursements	2.10	%D
Portfolio turnover rate	35	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

Prospectus – Additional Information	23

American Beacon Tocqueville International Value Fund
	R5 Class
For a share outstanding throughout the period:	January 22, 2019A to October 31, 2019
Net asset value, beginning of period	$14.78
Income from investment operations:
Net investment income	0.21
Net gains on investments (both realized and unrealized)	0.66
Total income (loss) from investment operations	0.87
Net asset value, end of period	$15.65
Total returnB	5.89	%C
Ratios and supplemental data:
Net assets, end of period	$37,138,368
Ratios to average net assets:
Expenses, before reimbursements	0.93	%D
Expenses, net of reimbursements	0.89	%D
Net investment income, before expense reimbursements	2.18	%D
Net investment income, net of reimbursements	2.22	%D
Portfolio turnover rate	35	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover is for the period ended herein.

24	Prospectus – Additional Information

American Beacon Tocqueville International Value Fund
	Investor Class
For a share outstanding throughout the period:	Year Ended October 31, 2019	Year Ended October 31, 2018		Year Ended October 31, 2017		Year Ended October 31, 2016		Year Ended October 31, 2015
Net asset value, beginning of period	$15.06	$17.58		$14.44		$14.59		$14.48
Income (loss) from investment operations:
Net investment income	0.40	0.24	A	0.14	A	0.14	A	0.15	A
Net gains (losses) on investments (both realized and unrealized)	0.34	(2.53)		3.23		0.14		0.80
Total income (loss) from investment operations	0.74	(2.29)		3.37		0.28		0.95
Less distributions:
Dividends from net investment income	(0.19)	(0.17)		(0.15)		(0.25)		(0.32)
Distributions from net realized gains	–	(0.06)		(0.08)		(0.18)		(0.52)
Total distributions	(0.19)	(0.23)		(0.23)		(0.43)		(0.84)
Redemption fees added to beneficial interests	–	–		–		–		0.00	B
Net asset value, end of period	$15.61	$15.06		$17.58		$14.44		$14.59
Total returnC	5.03%	(13.20)%		23.70%		2.00%		7.20%
Ratios and supplemental data:
Net assets, end of period	$355,423,059	$1,060,000,108		$1,120,993,795		$525,808,058		$333,761,762
Ratios to average net assets:
Expenses, before reimbursements	1.29%	1.48%		1.53%		1.58%		1.57%
Expenses, net of reimbursements	1.18%	1.25%		1.25%		1.25%		1.25%
Net investment income, before expense reimbursements	1.42%	1.09%		0.73%		0.90%		0.71%
Net investment income, net of reimbursements	1.53%	1.32%		1.01%		1.23%		1.03%
Portfolio turnover rate	35%	25%		22%		26%		42%

A	Net investment income per share is calculated using the ending balance prior to consideration or adjustment for permanent book-to-tax differences.
B	Amount represents less than $0.01 per share.
C

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

Prospectus – Additional Information	25

Additional Information

Additional information about the Fund is found in the documents listed below. Request a free copy of these documents by calling 1-800-658-5811 or you may access them on the Fund's website at www.americanbeaconfunds.com.

Annual Report/Semi-Annual Report

The Fund's Annual and Semi-Annual Reports list the Fund's actual investments as of the report's date. They also include a discussion by the Manager of market conditions and investment strategies that significantly affected the Fund's performance. The report of the Fund's independent registered public accounting firm is included in the Annual Report.

SAI

The SAI contains more details about the Fund and its investment policies. The SAI is incorporated in this Prospectus by reference (it is legally part of this Prospectus). A current SAI is on file with the SEC.

To obtain more information about the Fund or to request a copy of the documents listed above:

By Telephone:	Call 1-800-658-5811
By Mail:	American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643
By E-mail:	americanbeaconfunds@ambeacon.com
On the Internet:	Visit our website at www.americanbeaconfunds.com Visit the SEC website at www.sec.gov

The SAI and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic mail to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-1520. The SAI and other information about the Fund may also be reviewed and copied at the SEC's Public Reference Room. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

American Beacon is a registered service mark of American Beacon Advisors, Inc. The American Beacon Funds and the American Beacon Tocqueville International Value Fund are service marks of American Beacon Advisors, Inc.

SEC File Number 811-04984

Appendix A

GLOSSARY

ACH	Automated Clearing House
ADRs	American Depositary Receipts
Advisers Act	Investment Advisers Act of 1940, as amended
American Beacon or Manager	American Beacon Advisors, Inc.
Beacon Funds or the Trust	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom’s departure from the European Union
Capital Gains Distributions	Distributions of realized net capital gains
CFTC	Commodity Futures Trading Commission
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems
Dividends	Distributions from the Fund's net investment income
DRD	Dividends-received deduction
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FCM	Futures Commission Merchant
Forwards	Forward Currency Contracts
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IRA	Individual Retirement Account
IRS	Internal Revenue Service
Management Agreement	The Fund’s Management Agreement with the Manager
NAV	Fund's net asset value
NYSE	New York Stock Exchange
Other Distributions	Distributions of net gains from foreign currency transactions
QDI	Qualified Dividend Income
RIC	Regulated Investment Company
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended
SOFR	Secured Overnight Financing Rate
State Street	State Street Bank and Trust Company
SVP	Signature Validation Program
Trust	American Beacon Funds
UGMA	Uniform Gifts to Minors Act
UTMA	Uniform Transfers to Minors Act

A-1	Prospectus – Additional Information

Statement of Additional Information
 February 28, 2020

Share Class	Y	R5*	Investor
American Beacon Tocqueville International Value Fund	TOVYX	TOVIX	TIVFX

* Formerly known as the Institutional Class.

This Statement of Additional Information should be read in conjunction with the prospectus dated February 28, 2020 (the "Prospectus") for the American Beacon Tocqueville International Value Fund (the "Fund"), a series of American Beacon Funds, a Massachusetts business trust. Copies of the Prospectus may be obtained without charge by calling (800) 658-5811. You also may obtain copies of the Prospectus without charge by visiting the Fund's website at www.americanbeaconfunds.com. This SAI is incorporated by reference into the Prospectus. In other words, it is legally a part of the Prospectus. This SAI is not a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus.  Capitalized terms in this SAI have the same definition as in the Prospectus, unless otherwise defined. Capitalized terms that are not otherwise defined in this SAI or the Prospectus are defined in Appendix D.

The Fund's Annual Report to shareholders for the fiscal year ended October 31, 2019 and the financial statements and accompanying notes appearing therein are incorporated by reference into this SAI. Copies of the Fund's Annual and Semi-Annual Reports to shareholders may be obtained, without charge, upon request by calling (800) 658-5811 or visiting www.americanbeaconfunds.com.

ORGANIZATION AND HISTORY OF THE FUND

The Fund is a separate series of the American Beacon Funds (the "Trust"), an open-end management investment company organized as a Massachusetts business trust on January 16, 1987. The Fund constitutes a separate investment portfolio with a distinct investment objective and distinct purpose and strategy. The Fund is "diversified" as that term is defined by the Investment Company Act of 1940. The Fund is comprised of multiple classes of shares designed to meet the needs of different groups of investors. This SAI relates to the Y Class, R5 Class and Investor Class shares of the Fund.

On January 18, 2019, the Fund acquired all the assets and assumed all the liabilities of the Tocqueville International Value Fund, a series of Tocqueville Trust (the "Acquired Tocqueville Fund"). Since the investment objective and policies of the Acquired Tocqueville Fund are the same in all material respects as those of the Fund, and since the Fund has engaged the investment advisor that previously provided services to the Acquired Tocqueville Fund as the Fund's sub-advisor, the Fund has adopted the prior performance and financial history of the Acquired Tocqueville Fund.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

The investment objective and principal investment strategies and risks of the Fund are described in the Prospectus. This section contains additional information about the Fund's investment policies and risks and types of investments the Fund may purchase. The composition of the Fund's portfolio and the strategies that the Fund may use in selecting investments may vary over time. The Fund is not required to use all of the investment strategies described below in pursuing its investment objective. It may use some of the investment strategies only at some times or it may not use them at all.

Activist Risk — An activist investor uses an equity stake in a company to put public pressure on the company's management team and board in order to achieve certain objectives such as the increase of shareholder value through changes in corporate policy or financing structure, or to reduce expenses. Shareholder activism can take any of several forms, including proxy battles, publicity campaigns, and negotiations with management. Although the Fund does not intend to invest in companies for the purpose of effecting change or influencing or controlling management itself, the Fund invests in companies that the sub-advisor believes have potential for capital appreciation resulting from such changes. The sub-advisor's evaluation of companies may prove incorrect, or the efforts which they invest may not be successful, or even if successful, may have unintended affects or cause the Fund's investment to lose value.

Borrowing Risk — The Fund may borrow money in an amount up to one-third of its total assets (including the amount borrowed) from banks and other financial institutions. The Fund may borrow for temporary purposes or to facilitate short sales. Borrowing may exaggerate changes in the Fund's NAV and in its total return. Interest expense and other fees associated with borrowing may reduce the Fund's return.

Cash Equivalents — Cash equivalents include shares of money market funds, CDs, time deposits, bearer deposit notes, bankers' acceptances, government obligations, commercial paper, short-term corporate debt securities and repurchase agreements.

Bankers' acceptances are short-term credit instruments designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

CDs are issued against funds deposited in an eligible bank (including its domestic and foreign branches, subsidiaries and agencies), are for a definite period of time, earn a specified rate of return and are normally negotiable. U.S. dollar denominated CDs issued by banks abroad are known as Eurodollar CDs. CDs issued by foreign branches of U.S. banks are known as Yankee CDs.

Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Common Stock — Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company's common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company's products or services. A stock's value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company's stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company's common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or traded over-the-counter. OTC stock may be less liquid than exchange-traded stock.

Convertible Securities — Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

1

Cover and Asset Segregation — The Fund may make investments or employ trading practices that obligate the Fund, on a fixed or contingent basis, to deliver an asset or make a cash payment to another party in the future. The Fund will comply with guidance from the SEC with respect to coverage of certain investments and trading practices. This guidance requires segregation (which may include earmarking) by the Fund of cash or liquid assets with its custodian or a designated sub-custodian to the extent the Fund's obligations with respect to these strategies are not otherwise "covered" through ownership of the underlying security or financial instrument or by offsetting portfolio positions.

For example, if the Fund enters into a currency forward contract to sell foreign currency on a future date, the Fund may cover its obligation to deliver the foreign currency by segregating cash or liquid assets having a value at least equal to the value of the deliverable currency on a marked-to-market basis. Alternatively, the Fund could cover its obligation by entering into an offsetting transaction to acquire, on or before the date such foreign currency must be delivered, an amount of foreign currency at least equal to the deliverable amount at a price at or below the sale price to be received by the Fund under the currency forward contract.

The Fund's approach to asset coverage may vary among different types of transactions. For example, if the Fund's forward obligation on the transaction is only to make a cash payment equal to the amount, if any, by which the value of the Fund's position is less than that of its counterparty, the Fund will segregate cash or liquid assets equal to that difference calculated on a daily marked-to-market basis (a "net amount"). Additionally, if the Fund is a protection seller in a credit default swap, the Fund, depending on how the credit default swap is settled, usually will segregate assets equal to the full notional value of the swap. If the Fund is a protection buyer in a credit default swap, depending on how the credit default swap is settled, it usually will cover the total amount of required premium payments plus the prepayment penalty.

With respect to certain investments, the Fund calculates the obligations of the parties to the agreement on a "net basis" (i.e., the two payment streams are netted out with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Under such circumstances, the Fund's current obligations will generally be equal only to the net amount to be paid by the Fund based on the relative values of the positions held by each party to the agreement (the "net amount").

Inasmuch as the Fund covers its obligations under these transactions as described above, the Manager and the Fund believe such obligations do not constitute senior securities. Earmarking or otherwise segregating a large percentage of the Fund's assets could impede the sub-advisor's ability to manage the Fund's portfolio.

Currencies Risk — The Fund may have significant exposure to foreign currencies for investment or hedging purposes by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies or by purchasing or selling forward currency exchange contracts in non-U.S. or emerging market currencies or non-U.S. currency futures contracts.

Foreign currencies will fluctuate, and may decline, in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Cybersecurity Risk — With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund and its service providers may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the sub-advisor, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, result in the loss or theft of customer data or funds, impact the Fund's ability to calculate its NAV per share, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A cyber-attack may also result in customers or employees being unable to access electronic systems ("denial of services"), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs. The Fund may also incur additional costs for cybersecurity risk management purposes. Similar types of cybersecurity risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such companies to lose value.

Any of these results could have a substantial adverse impact on the Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause the Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that the Fund or Fund service provider violated privacy and other laws. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which the Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Although the Fund, its Manager, and the sub-advisor endeavor to determine that service providers have established risk management systems that seek to reduce the risks associated with cybersecurity, and business continuity plans in the event there is a cybersecurity breach, there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Fund does not control the cybersecurity systems and plans of the issuers of securities in which the Fund invests or the Fund's third-party service providers or trading counterparties or any other service providers whose operations may affect the Fund or its shareholders.

Depositary Receipts — American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) — ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. GDRs are in bearer form and traded in both the U.S. and European securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such

2

companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in a Fund's possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, a Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle a Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security. Please see "Foreign Securities" below for a description of the risks associated with investments in foreign securities.

Derivatives — Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, currency, or market index. Some "derivatives" such as mortgage-related and other asset-backed securities are, in many respects, like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference assets).

The Fund may invest in various types of derivatives, including, among others, forwards for currency hedges, warrants, rights, structured products and other derivative instruments. The enactment of the Dodd-Frank Act resulted in historic and comprehensive reform relating to derivatives, including the manner in which they are entered into, reported, recorded, executed, and settled or cleared. Pursuant to the Dodd-Frank Act, the SEC and the CFTC have promulgated a broad range of new regulations with respect to security-based swaps (e.g., derivatives based on a single security or narrow-based securities index) which are regulated by the SEC, and other swaps which are regulated by the CFTC and the markets in which these instruments trade.

Prior to 2012, advisers of registered investment companies like the Fund that trade commodity interests (such as futures contracts, options on futures contracts, non-deliverable forwards and swaps), were excluded from regulation as CPOs pursuant to CFTC Regulation 4.5. In 2012, the CFTC amended Regulation 4.5 to dramatically narrow this exclusion. Under the amended Regulation 4.5 exclusion, in order to rely on the exclusion the Fund's commodity interests other than those used for bona fide hedging purposes (as defined by the CFTC) — must be limited such that the aggregate initial margin and premiums required to establish the positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are "in-the-money" at the time of purchase) do not exceed 5% of the Fund's NAV, or alternatively, the aggregate net notional value of the positions, determined at the time the most recent position was established, does not exceed 100% of the Fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). Further, to qualify for the exclusion in amended Regulation 4.5, the Fund must satisfy a marketing test, which requires, among other things, that the Fund not hold itself out as a vehicle for trading commodity interests. The Fund's ability to use these instruments also may be limited by federal income tax considerations. See the section entitled "Tax Information."

The Manager, on behalf of the Fund, has filed a notice claiming the CFTC Regulation 4.5 exclusion from CPO registration with respect to the Fund. The Manager is also exempt from registration as a commodity trading advisor under CFTC Regulation 4.14(a)(8) with respect to the Fund.

Derivatives may involve significant risk. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund's initial investment. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy and sell derivatives that are neither centrally cleared nor traded on an exchange. Such derivatives may be subject to heightened counterparty, liquidity and valuation risk.

Transactions in derivatives may expose the Fund to an obligation to another party and, as a result, the Fund may need to "cover" the obligation or segregate liquid assets in compliance with SEC guidelines, as discussed above under "Cover and Asset Segregation."

The SEC has proposed a new Rule 18f-4 that, among other matters, would place limits on the use of derivatives by registered investment companies, such as the Fund. If the rule were to be adopted in the form proposed, a fund's derivative transactions may, depending upon the circumstances, be subject to additional oversight and regulatory requirements.

Expense Risk — Fund expenses are subject to a variety of factors, including fluctuations in the Fund's net assets. Accordingly, actual expenses may be greater or less than those indicated. For example, to the extent that the Fund's net assets decrease due to market declines or redemptions, the Fund's expenses will increase as a percentage of Fund net assets. During periods of high market volatility, these increases in the Fund's expense ratio could be significant.

Fixed Income Investments — The Fund may hold debt, including government and corporate debt, and other fixed income securities. Typically, the values of fixed income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund's NAV to likewise decrease, and vice versa. How specific fixed income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in the Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities — The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers' acceptances, and commercial paper. Foreign issuers are issuers organized and

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doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities are intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund's rights as an investor.

The Fund also may invest in equity, debt, or other income-producing securities that are denominated in or indexed to foreign currencies, including (1) common and preferred stocks, (2) CDs, commercial paper, fixed time deposits, and bankers' acceptances issued by foreign banks, (3) obligations of other corporations, and (4) obligations of foreign governments and their subdivisions, agencies, and instrumentalities, international agencies, and supranational entities. Investing in foreign currency denominated securities involves the special risks associated with investing in non-U.S. issuers, as described in the preceding paragraph, and the additional risks of (1) adverse changes in foreign exchange rates and (2) adverse changes in investment or exchange control regulations (which could prevent cash from being brought back to the United States). Additionally, dividends and interest payable on foreign securities (and gains realized on disposition thereof) may be subject to foreign taxes, including taxes withheld from those payments.

The Fund may also invest in foreign "market access" investments, such as participatory notes, low-exercise price options or warrants, equity-linked notes, or equity swaps. These investments may provide economic exposure to an issuer without directly holding its securities. For example, market access investments may be used where regulatory or exchange restrictions make it difficult or undesirable for the Fund to invest directly in an issuer's common stock. Use of market access investments may involve risks associated with derivative investments (see "Derivatives"). Market access investments can be either exchange-traded or over-the-counter. Certain market access investments can be subject to the credit risk of both the underlying issuer and a counterparty. Holders of certain market access investments might not have voting, dividend, or other rights associated with shareholders of the referenced securities. Holders of market access investments might not have any right to make a claim against an issuer or counterparty in the event of their bankruptcy or other restructuring. It may be more difficult or time consuming to dispose of certain market access investments than the referenced security.

Commissions on foreign securities exchanges are often at fixed rates and are generally higher than negotiated commissions on U.S. exchanges, although the sub-advisor endeavors to achieve the most favorable net results on portfolio transactions.

Foreign securities may trade with less frequency and in less volume than domestic securities and therefore may exhibit greater or lower price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than apply to domestic custody arrangements and transaction costs of foreign currency conversions.

Foreign markets also have different clearance and settlement procedures. In certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund is not invested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Fund due to subsequent declines in value of the securities or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser.

Interest rates prevailing in other countries may affect the prices of foreign securities and exchange rates for foreign currencies. Local factors, including the strength of the local economy, the demand for borrowing, the government's fiscal and monetary policies, and the international balance of payments, often affect interest rates in other countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

Brexit Risk. The risk of investing in Europe may be heightened due to the 2016 referendum in which the United Kingdom voted to exit the European Union, commonly referred to as "Brexit." On January 31, 2020, the United Kingdom left the European Union and on this date the United Kingdom entered a transition period that is scheduled to end on December 31, 2020. Negotiations to settle what form Brexit will take are due to be finalized during the transition period and, therefore, at present, the political and economic consequence of Brexit are uncertain. While it is not possible to determine the precise impact that Brexit may have on the Fund, the effect on the UK and European economies and the broader global economy could be significant, resulting in negative impacts, such as increased volatility and illiquidity, and potentially lower economic growth, on markets in the UK, Europe and globally, which may adversely affect the value of the Fund's investments. In addition, if one or more other countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably.

Chinese Companies. Investing in China, Hong Kong and Taiwan involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, particularly in China; (f) currency exchange rate fluctuations and the lack of available currency hedging instruments; (g) higher rates of inflation; (h) controls on foreign investment and limitations on repatriation of invested capital and on a Fund's ability to exchange local currencies for U.S. dollars; (i) greater governmental involvement in and control over the economy, and greater intervention in the Chinese financial markets, such as the imposition of trading restrictions; (j) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (k) the fact that Chinese companies, particularly those located in China, may be smaller, less seasoned and newly-organized companies; (l) the difference in, or lack of auditing and financial reporting standards which may result

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in unavailability of material information about issuers, particularly in China; (m) the fact that statistical information regarding the Chinese economy may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (n) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (o) the fact that the settlement period of securities transactions in foreign markets may be longer; (p) the willingness and ability of the Chinese government to support the Chinese and Hong Kong economies and markets is uncertain; (q) the risk that it may be more difficult or impossible, to obtain and/ or enforce a judgment than in other countries; (r) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (s) the risk that, because of the degree of interconnectivity between the economies and financial markets of China, Hong Kong and Taiwan, any sizable reduction in the demand for goods from China, or an economic downturn in China could negatively affect the economies and financial markets of Hong Kong and Taiwan, as well.

Investment in China, Hong Kong and Taiwan is subject to certain political risks. China's economy has transitioned from a rigidly central-planned state-run economy to one that has been only partially reformed by more market-oriented policies. Although the Chinese government has implemented economic reform measures, reduced state ownership of companies and established better corporate governance practices, a substantial portion of productive assets in China are still owned by the Chinese government. The government continues to exercise significant control over regulating industrial development and, ultimately, control over China's economic growth through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.

China continues to limit direct foreign investments generally in industries deemed important to national interests. Foreign investment in domestic securities are also subject to substantial restrictions. Some believe that China's currency is undervalued. Currency fluctuations could significantly affect China and its trading partners. China continues to exercise control over the value of its currency, rather than allowing the value of the currency to be determined by market forces. This type of currency regime may experience sudden and significant currency adjustments, which may adversely impact investment returns. For decades, a state of hostility has existed between Taiwan and the People's Republic of China. Beijing has long deemed Taiwan a part of the "one China" and has made a nationalist cause of recovering it. This situation poses a threat to Taiwan's economy and could negatively affect its stock market. By treaty, China has committed to preserve Hong Kong's autonomy and its economic, political and social freedoms until 2047. However, if China would exert its authority so as to alter the economic, political or legal structures or the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance.

China could be affected by military events on the Korean peninsula or internal instability within North Korea. North Korea and South Korea each have substantial military capabilities, and historical tensions between the two countries present the risk of war. Any outbreak of hostilities between the two countries could have a severe adverse effect on the South Korean economy and securities market. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

In January 2020, the U.S. and China signed a "Phase 1" trade agreement in response to the ongoing "trade war" that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. The ability and willingness of China to comply with the trade deal may determine to some degree the extent to which its economy will be adversely affected, which cannot be predicted at the present time.

Emerging Market Securities — The Fund may invest in emerging market securities. Investments in emerging market country securities involve special risks. The economies, markets and political structures of a number of the emerging market countries in which the Fund can invest do not compare favorably with the United States and other mature economies in terms of wealth and stability. Therefore, investments in these countries may be riskier, and will be subject to erratic and abrupt price movements. Some economies are less well developed and less diverse (for example, Latin America, Eastern Europe and certain Asian countries), and more vulnerable to the ebb and flow of international trade, trade barriers and other protectionist or retaliatory measures. Similarly, many of these countries, particularly in Southeast Asia, Latin America, and Eastern Europe, are grappling with severe inflation or recession, high levels of national debt, currency exchange problems and government instability. Investments in countries that have recently begun moving away from central planning and state-owned industries toward free markets, such as the Eastern European, Russian or Chinese economies, should be regarded as speculative.

Certain emerging market countries have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. The issuer or governmental authority that controls the repayment of an emerging market country's debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A debtor's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, and, in the case of a government debtor, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole and the political constraints to which a government debtor may be subject. Government debtors may default on their debt and may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Holders of government debt may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor.

Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government fixed income securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements.

The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

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Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, adversely affected by economic conditions in the countries with which they trade. Emerging market economies may develop unevenly or may never fully develop.

Investing in certain countries with emerging capital markets may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations, and in entities that have little or no proven credit rating or credit history. In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the investing Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Investments in securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund's investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Such capital markets are emerging in a dynamic political and economic environment brought about by events over recent years that have reshaped political boundaries and traditional ideologies. In such a dynamic environment, there can be no assurance that these capital markets will continue to present viable investment opportunities for the Fund. In the past, governments of such nations have expropriated substantial amounts of private property, and most claims of the property owners have never been fully settled. There is no assurance that such expropriations will not reoccur. In such event, it is possible that the Fund could lose the entire value of its investments in the affected markets. The economies of emerging market countries may be based predominately on only a few industries or may be dependent on revenues from participating commodities or on international aid or developmental assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Also, there may be less publicly available information about emerging markets than would be available in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. In certain countries with emerging capital markets, reporting standards vary widely. As a result, traditional investment measurements used in the U.S., may not be applicable. Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and securities may be held by a limited number of investors. This may adversely affect the timing and pricing of the Fund's acquisition or disposal of securities.

The laws in certain countries with emerging capital markets may be based upon or be highly influenced by religious codes or rules. The interpretation of how these laws apply to certain investments may change over time, which could have a negative impact on those investments and the Fund.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because the Fund may use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.

The Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank, International Finance Corporation or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices.

Latin America
Inflation. Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including, in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

Political Instability. As an emerging market, Latin American countries generally have historically suffered from social, political, and economic instability. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalization, hyperinflation, debt crises, sudden and large currency devaluation, and intervention by the military in civilian and economic spheres. However, in some Latin American countries, a move to sustainable democracy and a more mature and accountable political environment is under way. Domestic economies have been deregulated, privatization of state-owned companies is almost completed and foreign trade restrictions have been relaxed.

Nonetheless, to the extent that events such as those listed above continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets in the region. In addition, recent favorable economic performance in much of the region has led to a concern regarding government overspending in certain Latin American countries. Investors in the region continue to face a number of potential risks. Governments of many Latin American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. Governmental actions in the future could have a significant effect

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on economic conditions in Latin American countries, which could affect the companies in which the Fund invests and, therefore, the value of Fund shares.

Additionally, an investment in Latin America is subject to certain risks stemming from political and economic corruption, which may negatively affect the country or the reputation of companies domiciled in a certain country.

Dependence on Exports and Economic Risk. Certain Latin American countries depend heavily on exports to the U.S. and investments from a small number of countries. Accordingly, these countries may be sensitive to fluctuations in demand, protectionist trade policies, exchange rates and changes in market conditions associated with those countries. The economic growth of most Latin American countries is highly dependent on commodity exports and the economies of certain Latin American countries, particularly Mexico and Venezuela, are highly dependent on oil exports. As a result, these economies are particularly susceptible to fluctuations in the price of oil and other commodities and currency fluctuations. The 2008 global financial crisis weakened the global demand for oil and other commodities and, as a result, Latin American countries faced significant economic difficulties that led certain countries into recession. If global economic conditions worsen, prices for Latin American commodities may experience increased volatility and demand may continue to decrease. Although certain of these countries have recently shown signs of recovery, such recovery, if sustained, may be gradual. In addition, prolonged economic difficulties may have negative effects on the transition to a more stable democracy in some Latin American countries. In certain countries, political risk, including nationalization risk, is high.

Pacific Basin Region. Many Asian countries may be subject to a greater degree of social, political and economic instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things, (i) authoritarian governments or military involvement in political and economic decision-making, including changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection. In addition, the Asia Pacific geographic region has historically been prone to natural disasters. The occurrence of a natural disaster in the region could negatively impact the economy of any country in the region. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain Asian countries, as do environmental problems.

The economies of most of the Asian countries are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the U.S., Japan, China and the EU. The enactment by the U.S. or other principal trading partners of protectionist trade legislation, reduction of foreign investment in the local economies and general declines in the international securities markets could have a significant adverse effect upon the securities markets of the Asian countries. The 2008 global financial crisis spread to the region, significantly lowering its exports and foreign investments in the region, which are driving forces of its economic growth. In addition, the economic crisis also significantly affected consumer confidence and local stock markets. Although the economies of many countries in the region have recently shown signs of recovery from the crisis, such recovery, if sustained, may be gradual. Furthermore, any such recovery may be limited or hindered by the reduced demand for exports and lack of available capital for investment resulting from the European crisis and weakened global economy. The economies of certain Asian countries depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices that, in turn, may be affected by a variety of factors. In addition, certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments.

The securities markets in Asia are substantially smaller, less liquid and more volatile than the major securities markets in the U.S. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by the Fund. Similarly, volume and liquidity in the bond markets in Asia are less than in the U.S. and, at times, price volatility can be greater than in the U.S. A limited number of issuers in Asian securities markets may represent a disproportionately large percentage of market capitalization and trading value. The limited liquidity of securities markets in Asia may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. In addition, the Asian securities markets are susceptible to being influenced by large investors trading significant blocks of securities.

Many stock markets are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant law and regulations. With respect to investments in the currencies of Asian countries, changes in the value of those currencies against the U.S. dollar will result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies.

Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price and shareholder rights) than securities of the company available for purchase by nationals. There can be no assurance that the Fund will be able to obtain required governmental approvals in a timely manner. In addition, changes to restrictions on foreign ownership of securities subsequent to the Fund's purchase of such securities may have an adverse effect on the value of such shares. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

Forward Contracts and Futures Contracts — The Fund may enter into forward and futures contracts. Forward and futures contracts, including equity, interest rate and treasury futures contracts, obligate the purchaser to take delivery of, or cash settle a specific amount of a commodity, security or obligation underlying the futures contract at a specified time in the future for a specified price. Likewise, the seller incurs an obligation to deliver the specified amount of the underlying obligation against receipt of the specified price. Futures are traded on both U.S. and foreign commodities exchanges. A forward is a private agreement between two parties and is not traded on an exchange. Futures contracts may be traded for the same purposes as entering into forward contracts. The purchase of futures can serve as a long hedge, and the sale of futures can serve as a short hedge.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" consisting of cash or U.S. Government securities in an amount set by the exchange on which the contract is traded and varying based on the volatility of the underlying asset. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange

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rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by a futures exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent "variation margin" payments (sometimes referred to as "maintenance margin" payments) are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases or sells a futures contract, it is subject to daily or even intraday variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily or intraday variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts can enter into offsetting closing transactions, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts may be closed only on a futures exchange or board of trade that trades that contract. The Fund intends to enter into futures contracts only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract.

Although many futures contracts by their terms call for the actual delivery or acquisition of the underlying asset, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or currency.

The offsetting of a contractual obligation is accomplished by buying (or selling, as appropriate) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or currency. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts. The Fund has no current intent to accept physical delivery in connection with the settlement of futures contracts.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option thereon or to maintain cash or securities in a segregated account.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of securities price or currency exchange rate trends by the sub-advisor may still not result in a successful transaction.

Futures contracts also entail other risks. Although the use of such contracts may benefit the Fund, if investment judgment about the general direction of, for example, an index is incorrect, the Fund's overall performance would be worse than if it had not entered into any such contract. There are differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given transaction not to achieve its objectives. The Fund bears the risk of loss of the amount expected to be received under a forward contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Forward Foreign Currency Contracts. The Fund may enter into forward foreign currency contracts ("forward currency contract") for a variety of reasons. A forward currency contract involves an obligation to purchase or sell a specified currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Because these forward currency contracts normally are settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.

Forward currency contracts may serve as long hedges. For example, the Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that it intends to acquire. Forward currency contract transactions also may serve as short hedges. For for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or from a dividend or interest payment on a security denominated in a foreign currency.

The Fund may enter into forward currency contracts to sell a foreign currency for a fixed U.S. dollar amount approximating the value of some or all of its respective portfolio securities denominated in such foreign currency. In addition, the Fund may use forward currency contracts when the sub-advisor wishes to "lock in" the U.S. dollar price of a security when the Fund is purchasing or selling a security denominated in a foreign currency or anticipates receiving a dividend or interest payment denominated in a foreign currency.

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The Fund may enter into forward currency contracts for the purchase or sale of a specified currency at a specified future date either with respect to specific transactions or with respect to portfolio positions in order to minimize the risk to the Fund from adverse changes in the relationship between the U.S. dollar and foreign currencies.

The Fund may use forward currency contracts to seek to hedge against, or profit from, changes in the value of a particular currency by using forward currency contracts on another foreign currency or a basket of currencies, the value of which the applicable sub-advisor believes will have a positive correlation to the values of the currency being hedged. When hedging, use of a different foreign currency magnifies the risk that movements in the price of the forward contract will not correlate or will correlate unfavorably with the foreign currency being hedged. In addition, the Fund may use forward currency contracts to shift exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency that the sub-advisor believed would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second currency. Transactions that involve two foreign currencies are sometimes referred to as "cross hedging." Use of a different foreign currency magnifies the Fund's exposure to foreign currency exchange rate fluctuations.

The cost to the Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts usually are entered into on a principal basis, no fees or commissions are involved. When the Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.

Sellers or purchasers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures, by purchasing or selling, respectively, an instrument identical to the instrument sold or bought, respectively. Secondary markets generally do not exist for forward currency contracts, however, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in the securities or currencies that are the subject of the hedge or to maintain cash or securities.

The precise matching of forward currency contract amounts and the value of securities, whose U.S. dollar value is being hedged by those contracts involved, generally will not be possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

The Fund bears the risk of loss of the amount expected to be received under a forward currency contract in the event of the default or bankruptcy of a counterparty. If such a default occurs, the Fund may have contractual remedies pursuant to the forward currency contract, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor.

Growth Companies Risk — Growth companies are expected to increase their earnings at a certain rate. When these expectations are not met, the prices of these stocks may go down, even if earnings showed an absolute increase. Growth company stocks may lack the dividend yield that can cushion stock prices in market downturns. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in growth stocks may underperform value or non-growth stocks that have a broader investment style.

Illiquid and Restricted Securities — Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are

9

not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act ("Section 4(a)(2) securities") are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

The Manager and the sub-advisor will carefully monitor the Fund's investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing the Fund's liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

Initial Public Offerings — The Fund can invest in IPOs. By definition, securities issued in IPOs have not traded publicly until the time of their offerings. Special risks associated with IPOs may include, among others, the fact that there may only be a limited number of shares available for trading. The market for those securities may be unseasoned. The issuer may have a limited operating history. These factors may contribute to price volatility. The limited number of shares available for trading in some IPOs may also make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some companies initially offering their shares publicly are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental state companies, without revenues or operating income, or the near-term prospects of them. Many IPOs are by small- or micro-cap companies that are undercapitalized.

Interfund Lending — Pursuant to an order issued by the SEC, the American Beacon Funds may participate in a credit facility whereby each American Beacon Fund, under certain conditions, is permitted to lend money directly to and borrow directly from other American Beacon Funds for temporary purposes. The credit facility is administered by a credit facility team consisting of professionals from the Manager's asset management, compliance, and accounting areas who report on credit facility activities to the Trust's Board of Trustees ("Board"). The credit facility can provide a borrowing fund with savings at times when the cash position of the Fund is insufficient to meet temporary cash requirements. This situation could arise when shareholder redemptions exceed anticipated volumes and the Fund has insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for the Fund. When the Fund liquidates portfolio securities to meet redemption requests, it often does not receive payment in settlement for up to two days (or longer for certain foreign transactions). However, redemption requests normally are satisfied the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. Although the credit facility may reduce the Fund's need to borrow from banks, the Fund remains free to establish and utilize lines of credit or other borrowing arrangements with banks.

Issuer Risk — The value of an investment may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets.

Large Capitalization Companies Risk — The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Legal and Litigation Risk — In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Securities and issuers that the Fund may invest in are exposed to these risks, which could have a negative impact on a security's value.

It may be difficult for the Fund to obtain or enforce judgments against parties located outside of the U.S. It may be difficult or impossible to obtain or enforce remedies against non-U.S. governments, their agencies, quasi-sovereign entities, other foreign issuers or counterparties.

Market Events — Turbulence in the economic, political and financial system has historically resulted, and may continue to result, in an unusually high degree of volatility in the capital markets. Both domestic and foreign capital markets have experienced increased volatility and turmoil. Issuers that have exposure to the real estate, mortgage or credit markets, for example, may be particularly affected, and it is uncertain whether or for how long these conditions could continue. An epidemic outbreak and governments' reaction to such a public health crisis could cause uncertainty in the markets and may adversely affect the performance of the global economy.

Reduced liquidity in equity, credit and fixed income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in small or emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their security prices. These events and possible continued market turbulence may have an adverse effect on the Fund.

Micro-Capitalization Companies Risk — Investing in the securities of micro-capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since micro-capitalization companies may not have an operating history, product lines, or financial resources. The securities of these companies may lack sufficient market liquidity and they can be sensitive to expected changes in interest rates, borrowing costs and earnings.

Mid-Capitalization Companies Risk — Investing in the securities of mid-capitalization companies involves greater risk and the possibility of greater price volatility than investing in more established companies with larger capitalization. Since mid-capitalization companies may have limited operating history, product lines and financial resources, the securities of these companies may lack sufficient market liquidity and can be sensitive to expected changes in interest rates, borrowing costs and earnings.

10

Non-Deliverable Currency Forwards. The Fund also may enter into NDFs. NDFs are cash-settled, short-term forward contracts on foreign currencies (each a "Reference Currency"), generally on currencies that are non-convertible, and may be thinly traded or illiquid. NDFs involve an obligation to pay a U. S. dollar amount (the "Settlement Amount") equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the "NDF Rate"), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to other forward currency contracts, NDFs do not require physical delivery of a Reference Currency on the settlement date. Rather, on the settlement date, one counterparty pays the Settlement Amount. NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

The Fund will typically use NDFs for hedging purposes or for direct investment in a foreign country for income or gain. The use of NDFs for hedging or to increase income or gain may not be successful, resulting in losses to the Fund, and the cost of such strategies may reduce the Fund's returns.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. In addition, pursuant to the Dodd-Frank Act and regulations adopted by the CFTC in connection with implementing the Dodd-Frank Act, NDFs are deemed to be swaps, and consequently commodity interests for purposes of amended Regulation 4.5.

Although NDFs have historically been traded OTC, some are now exchange-traded pursuant to the Dodd-Frank Act. Under such circumstances, they will be centrally cleared and a secondary market for them will exist. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to NDFs that are centrally-cleared, the Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

Other Investment Companies Securities and Exchange-Traded Products — The Fund at times may invest in shares of other investment companies and exchange-traded products, including open-end funds, closed-end funds, business development companies, ETFs, ETNs and interests in unit investment trusts. The Fund may invest in investment company securities advised by the Manager or the sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, Fund shareholders indirectly will bear the Fund's proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders directly bear in connection with the Fund's own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Fund in its Prospectus, if applicable. Investment in other investment companies may involve the payment of substantial premiums above the value of such issuer's portfolio securities.

The Fund can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act to provide liquidity or for defensive purposes. The Fund would invest in money market funds rather than purchasing individual short-term investments. If the Fund invests in money market funds shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Fund invests, including such fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund's investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund's yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

The Fund may purchase shares of ETFs. ETFs trade like a common stock and passive ETFs usually represent a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. Typically, the Fund would purchase passive ETF shares to obtain exposure to all or a portion of the stock or bond market. As a shareholder of an ETF, the Fund would be subject to its ratable share of the ETF's expenses, including its advisory and administration expenses. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount or premium to their NAV; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.

The Fund may also invest in ETNs, which are structured debt securities. Whereas ETFs' liabilities are secured by their portfolio securities, ETNs' liabilities are unsecured general obligations of the issuer. ETFs and ETNs have expenses associated with their operation, typically including, with respect to ETFs, advisory fees.

The Fund's investment in securities of other investment companies, except for money market funds, is generally limited to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets in all investment companies in the aggregate. However, the Fund may exceed these limits when investing in shares of an ETF or other investment company, subject, under certain circumstances, to a statutory exemption or to the terms and conditions of an exemptive order from the SEC obtained

11

by the ETF or other investment company that permits an investing fund such as the Fund, to invest in the ETF or other investment company in excess of the limits described above.

The SEC has proposed revisions to the rules permitting funds to invest in other investment companies. The SEC has also proposed rescinding most prior exemptive orders permitting fund of funds arrangements and certain fund of funds rules and SEC staff guidance. The proposed revisions and the related rescissions could alter the operations of funds of funds by limiting their investments in unaffiliated funds and direct investments and potentially imposing restrictions on their ability to redeem the investment company shares they hold.

Preferred Stock — A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership but does not have the seniority of a bond, and its participation in the issuer's growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Related Investments — The Fund may gain exposure to the real estate sector by investing in REITs. Adverse economic, business or political developments affecting real estate could have a major effect on the value of the Fund's investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Fund's investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of the Fund's portfolio. The Fund will indirectly bear a proportionate share of a REIT's ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free pass-through of distributed net income and net realized gains under the Internal Revenue Code, and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Rights and Warrants — Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer's securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant's exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Fund may invest in rights and warrants.

Securities Loan Transactions — Securities loan transactions involve the lending of securities to a broker-dealer or institutional investor for its use in connection with short sales, arbitrages or other security transactions. The purpose of a securities loan transaction is to capture any demand premium paid by the borrower and to enable the Fund to continue to have the benefits of owning the securities loaned and at the same time earn fee income or income on the reinvestment of any cash collateral that it receives. Cash collateral received through securities loan transactions may be invested only in those categories of high quality liquid securities previously authorized by the Board. Please see the "Lending of Portfolio Securities" section for additional information.

Securities loans will be made in accordance with the following conditions: (1) the Fund receives collateral in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies in an amount at least equal to the value of the loaned securities; (2) the borrower is required to provide additional collateral if collateral value falls below the required level; (3) the Fund is able to terminate the loan at any time upon one standard settlement period's notice; (4) the Fund receives reasonable interest or other return on the loan or a flat fee from the borrower, as well as amounts approximately equivalent to any dividends, interest or other distributions on the securities loaned, and is entitled to the benefit of any increase in market value of the loaned securities; (5) the Fund may pay reasonable custodian or other fees in connection with the loan; and (6) voting rights on the securities loaned may pass to the borrower, but the Fund is entitled to terminate the loan in order to be able to vote the loaned securities.

While there may be delays in recovery of loaned securities or even unindemnified losses should the borrower fail financially or otherwise default, loans will be made only to firms deemed to be acceptable credit risks pursuant to procedures adopted by the Board.

Small Capitalization Companies Risk — Investing in the securities of small capitalization companies involves greater risk and the possibility of greater price volatility than investing in larger capitalization and more established companies, since smaller companies may have limited operating history, product lines, and financial resources. The securities of these companies may lack sufficient market liquidity and they can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

U.S. Government Agency Securities — U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank obligations, Federal Intermediate Credit Bank obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

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U.S. Treasury Obligations — U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Valuation Risk — This is the risk that the Fund has valued certain securities at a price different from the price at which they can be sold. This risk may be especially pronounced for investments which may be illiquid or which may become illiquid.

Value Companies Risk — Value companies are subject to the risk that their intrinsic value may never be realized by the market or that their prices may go down. While the Fund's investments in value stocks may limit its downside risk over time, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Different investment styles tend to shift in and out of favor, depending on market conditions and investor sentiment. The Fund's investments in value stocks may underperform growth or non-value stocks that have a broader investment style.

OTHER INVESTMENT STRATEGIES AND RISKS

In addition to the investment strategies and risks described in the Prospectus, the Fund may (except where otherwise indicated):

1

Engage in dollar rolls or purchase or sell securities on a when-issued or forward commitment basis. The purchase or sale of when-issued securities enables an investor to hedge against anticipated changes in interest rates and prices by locking in an attractive price or yield. The price of when-issued securities is fixed at the time the commitment to purchase or sell is made, but delivery and payment for the when-issued securities takes place at a later date, normally one to two months after the date of purchase. During the period between purchase and settlement, no payment is made by the purchaser to the issuer and no interest accrues to the purchaser. Such transactions therefore involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date. A sale of a when-issued security also involves the risk that the other party will be unable to settle the transaction. Dollar rolls are a type of forward commitment transaction. Purchases and sales of securities on a forward commitment basis involve a commitment to purchase or sell securities with payment and delivery to take place at some future date, normally one to two months after the date of the transaction. As with when-issued securities, these transactions involve certain risks, but they also enable an investor to hedge against anticipated changes in interest rates and prices. Forward commitment transactions are executed for existing obligations, whereas in a when-issued transaction, the obligations have not yet been issued. When purchasing securities on a when-issued or forward commitment basis, a segregated amount of liquid assets at least equal to the value of purchase commitments for such securities will be maintained until the settlement date.

2

Invest in other investment companies (including affiliated investment companies) to the extent permitted by the Investment Company Act, or exemptive relief granted by the SEC.

3

Loan securities to broker-dealers or other institutional investors. Securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received). For purposes of complying with the Fund's investment policies and restrictions, collateral received in connection with securities loans is deemed an asset of the Fund to the extent required by law.

4

Enter into repurchase agreements. A repurchase agreement is an agreement under which securities are acquired by the Fund from a securities dealer or bank subject to resale at an agreed upon price on a later date. The acquiring Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. However, the Manager or the sub-advisor, as applicable, attempts to minimize this risk by entering into repurchase agreements only with financial institutions that are deemed to be of good financial standing.

5

Purchase securities sold in private placement offerings made in reliance on the "private placement" exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act. The Fund will not invest more than 15% of its net assets in Section 4(a)(2) securities and illiquid securities unless the Manager or the sub-advisor, as applicable, determines that any Section 4(a)(2) securities held by the Fund in excess of this level are liquid.

INVESTMENT RESTRICTIONS

Fundamental Policies. The Fund has the following fundamental investment policy that enables it to invest in another investment company or series thereof that has substantially similar investment objectives and policies:

Notwithstanding any other limitation, the Fund may invest all of its investable assets in an open-end management investment company with substantially the same investment objectives, policies and limitations as the Fund. For this purpose, "all of the Fund's investable assets" means that the only investment securities that will be held by the Fund will be the Fund's interest in the investment company.

The Fund has no current intention to convert to a master-feeder structure, as permitted by the foregoing policy.

Fundamental Investment Restrictions. The following discusses the investment policies of the Fund.

The following restrictions have been adopted by the Fund and may be changed with respect to the Fund only by the majority vote of the Fund's outstanding interests. "Majority of the outstanding voting securities" under the Investment Company Act and as used herein means, with respect to the Fund, the lesser of (a) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the shares are present and represented at the shareholders' meeting or (b) more than 50% of the shares of the Fund.

The Fund may not (unless otherwise indicated):

13

1

Purchase or sell real estate or real estate limited partnership interests, provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein when consistent with the other policies and limitations described in the Fund's Prospectus.

2

Invest in physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling foreign currency, options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars, securities on a forward-commitment or delayed-delivery basis, and other similar financial instruments).

3

Engage in the business of underwriting securities issued by others, except to the extent that, in connection with the disposition of securities, the Fund may be deemed an underwriter under federal securities law.

4

Lend any security or make any other loan except (i) as otherwise permitted under the Investment Company Act, (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff, (iii) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies and limitations, or (iv) by engaging in repurchase agreements with respect to portfolio securities.

5

Issue any senior security except as otherwise permitted (i) under the Investment Company Act or (ii) pursuant to a rule, order or interpretation issued by the SEC or its staff.

6

Borrow money, except as otherwise permitted under the Investment Company Act or pursuant to a rule, order or interpretation issued by the SEC or its staff, including (i) as a temporary measure, (ii) by entering into reverse repurchase agreements, and (iii) by lending portfolio securities as collateral. For purposes of this investment limitation, the purchase or sale of options, futures contracts, options on futures contracts, forward contracts, swaps, caps, floors, collars and other similar financial instruments shall not constitute borrowing.

7

Invest more than 5% of its total assets (taken at market value) in securities of any one issuer, other than obligations issued by the U.S. Government, its agencies and instrumentalities, or purchase more than 10% of the voting securities of any one issuer, with respect to 75% of the Fund's total assets.

8

Invest more than 25% of its assets in the securities of companies primarily engaged in any particular industry or group of industries provided that this limitation does not apply to: (i) obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities; and (ii) tax-exempt securities issued by municipalities and their agencies and authorities.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth in number 4 above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by the Fund exceeds 33¹/3% of its total assets (including the market value of collateral received).

For purposes of the Fund's industry concentration policy set forth in (8) above, the Manager may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Manager may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law. A large economic or market sector shall not be construed as a single industry or group of industries. The Manager currently considers securities issued by a foreign government (but not the U.S. Government or its agencies or instrumentalities) to be an "industry" subject to the 25% limitation. Thus, not more than 25% of the Fund's assets will be invested in securities issued by any one foreign government or supranational organization. The Fund might invest in certain securities issued by companies in a particular industry whose obligations are guaranteed by a foreign government. The Manager could consider such a company to be within the particular industry and, therefore, the Fund will invest in the securities of such a company only if it can do so under its policy of not being concentrated in any particular industry or group of industries.

For purposes of the Fund's policy relating to issuing senior securities set forth in (5) above, "senior securities" are defined as Fund obligations that have a priority over the Fund's shares with respect to the payment of dividends or the distribution of Fund assets. The Investment Company Act prohibits the Fund from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that the Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund's total assets). In the event that such asset coverage falls below this percentage, the Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy in (5) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Non-Fundamental Investment Restrictions. The following non-fundamental investment restrictions apply to the Fund (except where noted otherwise) and may be changed with respect to the Fund by a vote of a majority of the Board. The Fund may not:

1

Invest more than 15% of its net assets in illiquid securities, including time deposits and repurchase agreements that mature in more than seven days; or

2

Purchase securities on margin or effect short sales, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectus, the other investment policies described in this SAI are not fundamental and may be changed by approval of the Trustees.

14

TEMPORARY OR DEFENSIVE INVESTMENTS

In times of unstable or adverse market, economic, political or other conditions, where the Manager or the sub-advisor believes it is appropriate and in the Fund's best interest, the Fund can invest up to 100% in cash and other types of securities for defensive or temporary purposes. It can also hold cash or purchase these types of securities for liquidity purposes to meet cash needs due to redemptions of Fund shares, or to hold while waiting to invest cash received from purchases of Fund shares or the sale of other portfolio securities.

These temporary investments can include: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities; (ii) commercial paper rated in the highest short-term category by a rating organization; (iii) domestic, Yankee and Eurodollar certificates of deposit or bankers' acceptances of banks rated in the highest short-term category by a rating organization; (iv) any of the foregoing securities that mature in one year or less (generally known as "cash equivalents"); (v) other short-term corporate debt obligations; (vi) repurchase agreements; (vii) futures; or (viii) shares of money market funds, including funds advised by the Manager or the sub-advisor.

PORTFOLIO TURNOVER

Portfolio turnover is a measure of trading activity in a portfolio of securities, usually calculated over a period of one year. The rate is calculated by dividing the lesser amount of purchases or sales of securities by the average amount of securities held over the period. A portfolio turnover rate of 100% would indicate that the Fund sold and replaced the entire value of its securities holdings during the period. High portfolio turnover can increase the Fund's transaction costs and generate additional capital gains or losses.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund publicly discloses portfolio holdings information as follows:

1

a complete list of holdings for the Fund on an annual and semi-annual basis in the reports to shareholders within sixty days of the end of each fiscal semi-annual period and in publicly available filings of Form N-CSR with the SEC within ten days thereafter (available on the SEC's website at www.sec.gov);

2

a complete list of holdings for the Fund as of the end of each fiscal quarter in publicly available filings of Form N-PORT with the SEC within sixty days of the end of the fiscal quarter (available on the SEC's website at www.sec.gov);

3

a complete list of holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) approximately sixty days after the end of the calendar quarter; and

4

ten largest holdings for the Fund as of the end of each calendar quarter on the Fund's website (www.americanbeaconfunds.com) and in sales materials approximately fifteen days after the end of the calendar quarter.

Public disclosure of the Fund's holdings on the website and in sales materials may be delayed when an investment manager informs the Fund that such disclosure could be harmful to the Fund. In addition, individual holdings may be omitted from website and sales material disclosure, when such omission is deemed to be in the Fund's best interest. Disclosure of the Fund's ten largest holdings may exclude U.S. Treasury securities and cash equivalent assets, although such holdings will be included in the Fund's complete list of holdings.

Disclosure of Nonpublic Holdings.

Occasionally, certain interested parties — including individual investors, institutional investors, intermediaries that distribute shares of the Fund, third-party service providers, rating and ranking organizations, and others — may request portfolio holdings information that has not yet been publicly disclosed by the Fund. The Fund's policy is to control the disclosure of nonpublic portfolio holdings information in an attempt to prevent parties from utilizing such information to engage in trading activity harmful to Fund shareholders. To this end, the Board has adopted a Holdings Policy. The purpose of the Holdings Policy is to define those interested parties who are authorized to receive nonpublic portfolio holdings information on a selective basis and to set forth conditions upon which such information may be provided. In general, nonpublic portfolio holdings may be disclosed on a selective basis only when it is determined that: (i) there is a legitimate business purpose for the information; (ii) recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information; and (iii) disclosure is in the best interests of Fund shareholders. The Holdings Policy does not restrict the Fund from disclosing that a particular security is not a holding of the Fund. The Holdings Policy is summarized below.

A variety of third-party service providers require access to Fund holdings to provide services to the Fund or to assist the Manager and the sub-advisor in managing the Fund ("service providers"). The service providers have a duty to keep the Fund's nonpublic information confidential either through written contractual arrangements with the Fund (or another Fund service provider) or by the nature of their role with respect to the Fund (or the service provider). The Fund has determined that disclosure of nonpublic holdings information to service providers fulfills a legitimate business purpose and is in the best interest of shareholders. In addition, the Fund has determined that disclosure of nonpublic holdings information to members of the Board fulfills a legitimate business purpose, is in the best interest of Fund shareholders, and each Trustee is subject to a duty of confidentiality.

The Fund has ongoing arrangements to provide nonpublic holdings information to the following service providers:

Service Provider	Service	Holdings Access
Manager	Investment management and administrator	Complete list on intraday basis with no lag
Sub-Advisor	Investment management	Holdings under sub-advisor's management on intraday basis with no lag

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State Street Bank and Trust Co. ("State Street") and its designated foreign sub-custodians	Securities lending agent for Funds that participate in securities lending, Fund's custodian and foreign custody manager, and foreign sub-custodians	Complete list on intraday basis with no lag
Chicago Clearing	Class Action Services to Sub-Advisor	Complete list quarterly with no lag
Ernst & Young LLP	Fund's independent registered public accounting firm	Complete list on annual basis with no lag
FactSet Research Systems, Inc.	Performance and portfolio analytics reporting for the Manager and sub-advisors	Complete list on daily basis with no lag
Institutional Shareholder Services Inc.	Proxy voting research provider to sub-advisor	Complete list on daily basis with no lag

Certain third parties are provided with nonpublic holdings information (either complete or partial lists) by the Manager or another service provider on an ad hoc basis. These third parties include: broker-dealers, prospective sub-advisors, borrowers of the Fund's portfolio securities, pricing services, legal counsel, and issuers (or their agents). Broker-dealers utilized by the Fund in the process of purchasing and selling portfolio securities or providing market quotations receive limited holdings information on a current basis with no lag. The Manager provides current holdings to investment managers being considered for appointment as a sub-advisor to the Fund. If the Fund participates in securities lending activities, potential borrowers of the Fund's securities receive information pertaining to the Fund's securities available for loan. Such information is provided on a current basis with no lag. The Fund utilizes various pricing services to supply market quotations and evaluated prices to State Street. State Street and the Manager may disclose current nonpublic holdings to those pricing services. An investment manager may provide holdings information to legal counsel when seeking advice regarding those holdings. From time to time, an issuer (or its agent) may contact the Fund requesting confirmation of ownership of the issuer's securities. Such holdings information is provided to the issuer (or its agent) as of the date requested. The Fund does not have written contractual arrangements with these third parties regarding the confidentiality of the holdings information. However, the Fund would not continue to utilize a third party that the Manager determined to have misused nonpublic holdings information.

The Fund has ongoing arrangements to provide periodic holdings information to certain organizations that publish ratings and/or rankings for the Fund or that redistribute the Fund's holdings to financial intermediaries to facilitate their analysis of the Fund. The Fund has determined that disclosure of holdings information to such organizations fulfills a legitimate business purpose and is in the best interest of shareholders, as it provides existing and potential shareholders with an independent basis for evaluating the Fund in comparison to other mutual funds. As of the date of this SAI, all such organizations receive holdings information after it has been made public on the Fund's website.

No compensation or other consideration may be paid to the Fund, the Fund's service providers, or any other party in connection with the disclosure of portfolio holdings information.

Under the Holdings Policy, disclosure of nonpublic portfolio holdings information to parties other than those discussed above must meet all of the following conditions:

1

Recipients of portfolio holdings information must agree in writing to keep the information confidential until it has been posted to the Fund's website and not to trade based on the information;

2

Holdings may only be disclosed as of a month-end date;

3

No compensation may be paid to the Fund, the Manager or any other party in connection with the disclosure of information about portfolio securities; and

4

A member of the Manager's Compliance staff must approve requests for nonpublic holdings information.

In determining whether to approve a request for portfolio holdings disclosure by the Manager, Compliance staff generally considers the type of requestor and its relationship to the Fund, the stated reason for the request, any historical pattern of requests from that same individual or entity, the style and strategy of the Fund for which holdings have been requested (e.g., passive versus active management), whether the Fund is managed by one or multiple investment managers, and any other factors it deems relevant. Any potential conflicts between shareholders and affiliated persons of the Fund that arise as a result of a request for portfolio holdings information shall be decided by the Manager in the best interests of shareholders. However, if a conflict exists between the interests of shareholders and the Manager, the Manager may present the details of the request to the Board for a determination to either approve or deny the request. On a quarterly basis, the Manager will prepare a report for the Board outlining any instances of disclosures of nonpublic holdings during the period that did not comply with the Holdings Policy. The Compliance staff generally determines whether a historical pattern of requests by the same individual or entity constitutes an "ongoing arrangement" and should be disclosed in the Fund's SAI.

The Manager and the sub-advisor to the Fund may manage substantially similar portfolios for clients other than the Fund. Those other clients may receive and publicly disclose their portfolio holdings information prior to public disclosure by the Fund. The Holdings Policy is not intended to limit the Manager or the sub-advisor from making such disclosures to their clients.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend securities from its portfolio to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, the Fund remains the beneficial owner of the loaned securities and continues to be entitled to payments in amounts approximately equal to the interest, dividends or other distributions payable on the loaned securities. The Fund also has the right to terminate a loan at any time. The Fund does not have the right to vote on securities while they are on loan. However, it is the Fund's policy to attempt to terminate loans in time to vote those proxies that the Fund determines are material to its interests. Loans of portfolio securities may not exceed 33 1/3% of the value of the Fund's total assets (including the value of all assets received as collateral for the loan). The Fund will receive collateral consisting of

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cash in the form of cash or cash equivalents, securities of the U.S. Government and its agencies and instrumentalities, approved bank letters of credit, or other forms of collateral that are permitted by the SEC for registered investment companies, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of cash, the Fund will reinvest the cash and may pay the borrower a pre-negotiated fee or "rebate" for the use of that cash collateral. Under the terms of the securities loan agreement between the Fund and State Street, its securities lending agent, State Street indemnifies the Fund for certain losses resulting from a borrower default. However, should the borrower of the securities fail financially, the Fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. In a loan transaction, the Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund seeks to minimize this risk by normally limiting the investment of cash collateral to registered money market funds, including money market funds advised by the Manager that invest in U.S. Government and agency securities.

For all funds that engage in securities lending, the Manager receives compensation for administrative and oversight functions with respect to securities lending, including oversight of the securities lending agent. The amount of such compensation depends on the income generated by the loan of the securities.

As of the date of this SAI, the Fund intends to engage in securities lending activities.

TRUSTEES AND OFFICERS OF THE TRUST

The Board of Trustees

The Trust is governed by its Board of Trustees. The Board is responsible for and oversees the overall management and operations of the Trust and the Fund, which includes the general oversight and review of the Fund's investment activities, in accordance with federal law and the law of the Commonwealth of Massachusetts as well as the stated policies of the Fund. The Board oversees the Trust's officers and service providers, including American Beacon, which is responsible for the management of the day-to-day operations of the Fund based on policies and agreements reviewed and approved by the Board. In carrying out these responsibilities, the Board regularly interacts with and receives reports from senior personnel of service providers, including American Beacon's investment personnel and the Trust's CCO. The Board also is assisted by the Trust's independent registered public accounting firm (which reports directly to the Trust's Audit and Compliance Committee), independent counsel and other experts as appropriate, all of whom are selected by the Board.

Risk Oversight

Consistent with its responsibility for oversight of the Trust and the Fund, the Board oversees the management of risks relating to the administration and operation of the Trust and the Fund. American Beacon, as part of its responsibilities for the day-to-day operations of the Fund, is responsible for day-to-day risk management for the Fund. The Board, in the exercise of its reasonable business judgment, also separately considers potential risks that may impact the Fund. The Board performs this risk management oversight directly and, as to certain matters, through its committees (described below) and through the Board members who are not "interested persons" of the Trust as defined in Section 2(a)(19) of the Investment Company Act ("Independent Trustees"). The following provides an overview of the principal, but not all, aspects of the Board's oversight of risk management for the Trust and the Fund.

In general, the Fund's risks include, among others: investment risk, credit risk, liquidity risk, securities selection risk and valuation risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Fund. In addition, under the general oversight of the Board, American Beacon, the Fund's investment adviser, and other service providers to the Fund have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Fund. Different processes, procedures and controls are employed with respect to different types of risks. Further, American Beacon as manager of the Fund oversees and regularly monitors the investments, operations and compliance of the Fund's investment advisers.

The Board also oversees risk management for the Trust and the Fund through review of regular reports, presentations and other information from officers of the Trust and other persons. Senior officers of the Trust, and senior officers of American Beacon, and the Fund's CCO regularly report to the Board on a range of matters, including those relating to risk management. The Board and the Investment Committee also regularly receive reports from American Beacon with respect to the investments, securities trading and securities lending activities of the Fund. In addition to regular reports from American Beacon, the Board also receives reports regarding other service providers to the Trust, either directly or through American Beacon or the Fund's CCO, on a periodic or regular basis. At least annually, the Board receives a report from the Fund's CCO regarding the effectiveness of the Fund's compliance program. Also, typically on an annual basis, the Board receives reports, presentations and other information from American Beacon in connection with the Board's consideration of the renewal of each of the Trust's agreements with American Beacon and the Trust's distribution plans under Rule 12b-1 under the Investment Company Act.

Senior officers of the Trust and American Beacon also report regularly to the Audit and Compliance Committee on Fund valuation matters and on the Trust's internal controls and accounting and financial reporting policies and practices. In addition, the Audit and Compliance Committee receives regular reports from the Trust's independent registered public accounting firm on internal control and financial reporting matters. On at least a quarterly basis, the Audit and Compliance Committee meets with the Fund's CCO to discuss matters relating to the Fund's compliance program.

Board Structure and Related Matters

Independent Trustees constitute at least three-fourths of the Board. Brenda A. Cline, an Independent Trustee, serves as Independent Chair of the Board. The Independent Chair's responsibilities include: setting an agenda for each meeting of the Board; presiding at all meetings of the Board and Independent Trustees; and serving as a liaison with other Trustees, the Trust's officers and other management personnel, and counsel to the Fund. The Independent Chair shall perform such other duties as the Board may from time to time determine.

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The Trustees discharge their responsibilities collectively as a Board, as well as through Board committees, each of which operates pursuant to a charter approved by the Board that delineates the responsibilities of that committee. The Board has established three standing committees: the Audit and Compliance Committee, the Investment Committee and the Nominating and Governance Committee. For example, the Investment Committee is responsible for oversight of the process, typically performed annually, by which the Board considers and approves the Fund's investment advisory agreement with American Beacon, while specific matters related to oversight of the Fund's independent auditors have been delegated by the Board to its Audit and Compliance Committee, subject to approval of the Audit and Compliance Committee's recommendations by the Board. The members and responsibilities of each Board committee are summarized below.

The Board periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership structure, including its Independent Chair position and its committees, is appropriate for the Trust in light of, among other factors, the asset size and nature of the funds in the Trust, the number of series of the American Beacon Funds Complex overseen by the Board, the arrangements for the conduct of the Fund's operations, the number of Trustees, and the Board's responsibilities. On an annual basis, the Board conducts a self-evaluation that considers, among other matters, whether the Board and its committees are functioning effectively and whether, given the size and composition of the Board and each of its committees, the Trustees are able to oversee effectively the number of Funds in the complex.

The Trust is part of the American Beacon Funds Complex, which is comprised of 33 series within the American Beacon Funds, 1 series within the American Beacon Institutional Funds Trust, 1 series within the American Beacon Select Funds, 1 series within the American Beacon Sound Point Enhanced Income Fund, and 1 series within the American Beacon Apollo Total Return Fund. The same persons who constitute the Board of the Trust also constitute the Board of Trustees of the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund, and the American Beacon Select Funds and each Trustee oversees the Trusts' combined 37 series.

The Board holds five (5) regularly scheduled meetings each year. The Board may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. The Independent Trustees also hold at least one in-person meeting each year during a portion of which management is not present and may hold special meetings, as needed, either in person or by telephone.

The Trustees of the Trust are identified in the tables below, which provide information as to their principal business occupations and directorships held during the last five years and certain other information. Subject to the Trustee Emeritus and Retirement Policy described below, a Trustee serves until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. The address of each Trustee listed below is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Trustee serves for an indefinite term or until his or her removal, resignation, or retirement.*

Name (Age)*	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
NON-INTERESTED TRUSTEES
Gilbert G. Alvarado (50)	Trustee since 2015	Trustee since 2017	Trustee since 2018

President, SJVIIF, LLC, Impact Investment Fund (2018-Present); Director, Kura MD, Inc. (local telehealth organization) (2015-2017); Senior Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Senior Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Valley Healthcare Staffing (2017–2018)

Joseph B. Armes (58)	Trustee since 2015	Trustee since 2017	Trustee since 2018

Director, Switchback Energy Acquisition (2019-Present); Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-2018)

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Gerard J. Arpey (61)	Trustee since 2012	Trustee since 2017	Trustee since 2018	Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S. C. Johnson & Son, Inc. (privately held company) (2008-Present). Director, The Home Depot, Inc. (NYSE: HD)(2015-Present).
Brenda A. Cline (59)	Chair since 2019 Vice Chair 2018 Trustee since 2004	Chair since 2019 Vice Chair 2018 Trustee since 2017	Chair since 2019 Vice Chair 2018 Trustee since 2018

Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End (3) and Open-End Funds (1) (2017-Present).

Eugene J. Duffy (65)	Trustee since 2008	Trustee since 2017	Trustee since 2018	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present).
Claudia A. Holz (62)	Trustee since 2018	Trustee since 2018	Trustee since 2018	Partner, KPMG LLP (1990-2017).
Douglas A. Lindgren (58)	Trustee since 2018	Trustee since 2018	Trustee since 2018

CEO North America, Carne Global Financial Services (2016-2017); Consultant, Carne Financial Services (2017-2019); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016).

Barbara J. McKenna (56)	Trustee since 2012	Trustee since 2017	Trustee since 2018	President/Managing Principal, Longfellow Investment Management Company (2005-Present).
R. Gerald Turner (74)	Trustee since 2001	Trustee since 2017	Trustee since 2018	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (NYSE: JCP) (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present).

* The Board has adopted a retirement policy that requires Trustees to retire no later than the last day of the calendar year in which they reach the age of 75.

In addition to the information set forth in the tables above and other relevant qualifications, experience, attributes or skills applicable to a particular Trustee, the following provides further information about the qualifications and experience of each Trustee.

Gilbert G. Alvarado: Mr. Alvarado has extensive organizational management and financial experience as senior vice president and chief financial officer in public charities and private foundations, service as director of private companies and non-profit organizations, service as president of non-profit institutional investment fund, an adjunct professor for a non-profit school of management at University of San Francisco, and multiple years of service as a Trustee.

Joseph B. Armes: Mr. Armes has extensive financial, investment and organizational management experience as chairman of the board of directors, president and chief executive officer of an investment company listed on NASDAQ, president and chief executive officer of a private family investment vehicle, chief operating officer of a private holding company for a family office, president, chief executive officer, chief financial officer and director of a special purpose acquisition company listed on the American Stock Exchange, a director and audit committee chair of an oil and gas exploration and production company listed on the New York Stock Exchange and as an officer of public companies and as a director and officer of private companies, and multiple years of service as a Trustee.

Gerard J. Arpey: Mr. Arpey has extensive organizational management, financial and international experience serving as chairman, chief executive officer, and chief financial officer of one of the largest global airlines, service as a director of public and private companies, service to several charitable organizations, and multiple years of service as a Trustee.

Brenda A. Cline: Ms. Cline has extensive organizational management, financial and investment experience as executive vice president, chief financial officer, secretary and treasurer to a private foundation, service as a director, trustee, audit committee chair, and member of the nominating and governance committees of various publicly held companies and mutual funds, service as a trustee to a private university, and several charitable boards, including acting as a member of their investment and/or audit committees, extensive experience as an audit senior manager with a large public accounting firm, and multiple years of service as a Trustee.

Eugene J. Duffy: Mr. Duffy has extensive experience in the investment management business and organizational management experience as a member of senior management, service as a director of a bank, service as a chairman of a charitable fund and as a trustee to an association, service on the board of a private university and non-profit organization, service as chair to a financial services industry association, and multiple years of service as a Trustee.

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Claudia A. Holz: Ms. Holz has extensive financial audit and organizational management experience obtained as an audit partner with a major public accounting firm for over 27 years. Prior to her retirement, she led audits of large public investment company complexes and held several management roles in the firm's New York and national offices.

Douglas A. Lindgren: Mr. Lindgren has extensive senior management experience in the asset management industry, having overseen several organizations and numerous fund structures and having served as an Adjunct Professor of Finance at Columbia Business School.

Barbara J. McKenna: Ms. McKenna has extensive experience in the investment management industry, organizational management experience as a member of senior management, service as a director of an investment manager, member of numerous financial services industry associations, and multiple years of service as a Trustee.

R. Gerald Turner: Mr. Turner has extensive organizational management experience as president of a private university, service as a director and member of the audit and governance committees of various publicly held companies, service as a member to several charitable boards, and multiple years of service as a Trustee.

Committees of the Board

The Trust has an Audit and Compliance Committee ("Audit Committee"). The Audit Committee consists of Ms. Holz and Messrs. Duffy and Alvarado (Chair).  Ms. Cline, as Chair of the Board, serves on the Audit Committee in an ex-officio non-voting capacity. None of the members of the committee are "interested persons" of the Trust, as defined by the Investment Company Act. As set forth in its charter, the primary duties of the Trust's Audit Committee are: (a) to oversee the accounting and financial reporting processes of the Trust and the Fund and their internal controls and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) to oversee the quality and integrity of the Trust's financial statements and the independent audit thereof; (c) to approve, prior to appointment, the engagement of the Trust's independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust's independent auditors; (d) to oversee the Trust's compliance with all regulatory obligations arising under applicable federal securities laws, rules and regulations and oversee management's implementation and enforcement of the Trust's compliance policies and procedures ("Compliance Program"); and (e) to coordinate the Board's oversight of the Trust's CCO in connection with his or her implementation of the Trust's Compliance Program. The Audit Committee met four (4) times during the fiscal year ended October 31, 2019.

The Trust has a Nominating and Governance Committee ("Nominating Committee") that is comprised of Messrs. Turner (Chair), Armes, and Ms. Cline. As set forth in its charter, the Nominating Committee's primary duties are: (a) to make recommendations regarding the nomination of non-interested Trustees to the Board; (b) to make recommendations regarding the appointment of an Independent Trustee as Chair of the Board; (c) to evaluate qualifications of potential "interested" members of the Board and Trust officers; (d) to review shareholder recommendations for nominations to fill vacancies on the Board; (e) to make recommendations to the Board for nomination for membership on all committees of the Board; (f) to consider and evaluate the structure, composition and operation of the Board; (g) to review shareholder recommendations for proposals to be submitted for consideration during a meeting of Fund shareholders; and (h) to consider and make recommendations relating to the compensation of Independent Trustees and of those officers as to whom the Board is charged with approving compensation. Shareholder recommendations for Trustee candidates may be mailed in writing, including a comprehensive resume and any supporting documentation, to the Nominating Committee in care of the Secretary of the Fund, and must otherwise comply with the Declaration of Trust and By-Laws of the Trust. The Nominating and Governance Committee met four (4) times during the fiscal year ended October 31, 2019.

The Trust has an Investment Committee that is comprised of Ms. McKenna (Chair), Messrs. Arpey, and Lindgren. Ms. Cline, as Chair of the Board, serves on the Investment Committee in an ex-officio non-voting capacity. As set forth in its charter, the Investment Committee's primary duties are: (a) to review and evaluate the short- and long-term investment performance of the Manager and each of the designated sub-advisors to a Fund; (b) to evaluate recommendations by the Manager regarding the hiring or removal of designated sub-advisors to a Fund; (c) to review material changes recommended by the Manager to the allocation of Fund assets to a sub-advisor; (d) to review proposed changes recommended by the Manager to the investment objective or principal investment strategies of a Fund; and (e) to review proposed changes recommended by the Manager to the material provisions of the advisory agreement with a sub-advisor, including, but not limited to, changes to the provision regarding compensation. The Investment Committee met four (4) times during the fiscal year ended October 31, 2019.

Trustee Ownership in the Fund

As of the calendar year ended December 31, 2019, none of the Trustees owned equity securities of the Fund. The following table shows the amount of equity securities owned in the American Beacon Funds Complex by the Trustees as of the calendar year ended December 31, 2019.

NON-INTERESTED TRUSTEES
	Alvarado	Armes	Arpey	Cline	Duffy	Holz	Lindgren	McKenna	Turner
Aggregate Dollar Range of Equity Securities in all Trusts (36 Funds as of December 31, 2019)	$50,001 - $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000	Over $100,000	Over $100,000	Over $100,000

Trustee Compensation

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the "Trusts"), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $120,000; (2) meeting attendance fee (for attendance in person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, (c) $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special

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telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time.

For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $15,000.

The following table shows total compensation (excluding reimbursements) paid by the Trusts to each Trustee for the fiscal year ended October 31, 2019.
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES*
Gilbert G. Alvarado	$187,573		$198,750
Joseph B. Armes	$169,877		$180,000
Gerard J. Arpey	$169,877		$180,000
Brenda A. Cline	$236,177	[1]	$250,250
Eugene J. Duffy	$169,877		$180,000
Claudia A. Holz	$169,877		$180,000
Douglas A. Lindgren	$169,877		$180,000
Barbara J. McKenna	$214,706		$227,500
R. Gerald Turner	$166,102	[1]	$176,000

1 Upon retirement from the Board, each of these Trustees is eligible for flight benefits afforded to Trustees who served on the Boards as of June 4, 2008 as described below.

The Boards adopted a Trustee Retirement Policy and Trustee Emeritus and Retirement Plan ("Trustee Retirement Plan"). The Trustee Retirement Plan provides that a Trustee who has served on the Boards prior to September 12, 2008, and who has reached a mandatory retirement age established by the Board (currently 75) is eligible to elect Trustee Emeritus status ("Eligible Trustees"). The Eligible Trustees are Mr. Turner and Ms. Cline. Eligible Trustees who have served on the Board of one or more Trusts for at least five years may elect to retire from the Board at an earlier age and immediately assume Trustee Emeritus status. The Board has determined that, other than the Trustee Retirement Plan established for Eligible Trustees, no other retirement benefits will accrue for current or future Trustees.

Each Eligible Trustee and his or her spouse (or designated companion) may receive annual flight benefits from the Trusts of up to $40,000 combined, on a tax-grossed up basis, on American Airlines (a subsidiary of the Manager's former parent company) for a maximum period of 10 years, depending upon length of service prior to September 12, 2008. Eligible Trustees may opt to receive instead an annual retainer of $20,000 from the Trusts in lieu of flight benefits. No retirement benefits are accrued for Board service after September 12, 2008.

A Trustee Emeritus must be reasonably available to provide advice, counseling and assistance to the Trustees and American Beacon as needed, as agreed to from time to time by the parties involved; however, a Trustee Emeritus does not have any voting rights at Board meetings and is not subject to election by shareholders of the Fund. Currently, two individuals who retired from the Board and accrued retirement benefits for periods prior to September 12, 2008, have assumed Trustee Emeritus status. One individual and their spouse receive annual flight benefits of up to $40,000 combined, on a tax-grossed up basis, on American Airlines. The other individual receives an annual retainer of $20,000 from the Trusts in lieu of flight benefits.

Principal Officers of the Trust

The Officers of the Trust conduct and supervise its daily business. As of the date of this SAI, the Officers of the Trust, their ages, their business address and their principal occupations and directorships during the past five years are as set forth below. The address of each Officer is 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039. Each Officer serves for a term of one year or until his or her resignation, retirement, or removal. Each Officer has and continues to hold the same position with the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund.

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Name (Age)	Position and Length of Time Served on the American Beacon Funds and American Beacon Select Funds	Position and Length of Time Served on the American Beacon Institutional Funds Trust	Position and Length of Time Served on the American Beacon Sound Point Enhanced Income Fund and American Beacon Apollo Total Return Fund	Principal Occupation(s) and Directorships During Past 5 Years
OFFICERS
Gene L. Needles, Jr. (65)	President since 2009	President since 2017	President since 2018

President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc.; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present),Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, Green Harvest Asset Management (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

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Jeffrey K. Ringdahl (45)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-2018), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Director, SSI Investment Management, LLC (2019-Present); Director, National Investment Services of America, LLC (2019-Present).

Rosemary K. Behan (61)	Vice President, Secretary and Chief Legal Officer since 2006	Vice President, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and Chief Legal Officer since 2018

Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present).

Brian E. Brett (59)	Vice President since 2004	Vice President since 2017	Vice President since 2018

Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Vice President (2017-2018); Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015).

Paul B. Cavazos (50)	Vice President since 2016	Vice President since 2017	Vice President since 2018

Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present).

Erica B. Duncan (49)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present).

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Terri L. McKinney (56)	Vice President since 2010	Vice President since 2017	Vice President since 2018

Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Samuel J. Silver (57)	Vice President since 2011	Vice President since 2017	Vice President since 2018	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present).
Melinda G. Heika (58)	Treasurer and Chief Accounting Officer since 2010	Treasurer and Chief Accounting Officer since 2017	Treasurer and Chief Accounting Officer since 2018

Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Sonia L. Bates (63)	Assistant Treasurer since 2011	Assistant Treasurer since 2017	Assistant Treasurer since 2018

Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present).

Christina E. Sears (48)	Chief Compliance Officer since 2004 and Assistant Secretary since 1999	Chief Compliance Officer and Assistant Secretary since 2017	Chief Compliance Officer and Assistant Secretary since 2018

Chief Compliance Officer (2004-Present) and Vice President (2019-Present), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer, Green Harvest Asset Management, LLC (2019-Present); Chief Compliance Officer, RSW Investments Holdings, LLC (2019-Present); Chief Compliance Officer (2016-2019) and Vice President (2016-Present), Alpha Quant Advisors, LLC; Chief Compliance Officer (2018-2019) and Vice President (2018-Present), Continuous Capital, LLC.

Shelley D. Abrahams (45)	Assistant Secretary since 2008	Assistant Secretary since 2017	Assistant Secretary since 2018	Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present).
Rebecca L. Harris (53)	Assistant Secretary since 2010	Assistant Secretary since 2017	Assistant Secretary since 2018

Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present).

Teresa A. Oxford (61)	Assistant Secretary since 2015	Assistant Secretary since 2017	Assistant Secretary since 2018

Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present).

CODE OF ETHICS

The Manager, the Trust, the Distributor (as defined below), and the sub-advisor each have adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. Each Code of Ethics significantly restricts the personal trading of all employees with access to non-public portfolio information. For example, each Code of Ethics generally requires pre-clearance of all personal securities trades (with limited exceptions) and prohibits employees from purchasing or selling a security that is being purchased or sold or being considered for purchase (with limited exceptions) or sale by any Fund. In addition, the Manager's and the Trust's Code of Ethics requires employees to report trades in shares of the Trusts. Each Code of Ethics is on public file with, and may be obtained from, the SEC.

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PROXY VOTING POLICIES

From time to time, the Fund may own a security whose issuer solicits a proxy vote on certain matters. The Board seeks to ensure that proxies are voted in the best interests of the Fund's shareholders and has delegated proxy voting authority to the Manager. The Manager in turn has delegated proxy voting authority to the sub-advisor with respect to the Fund's assets under the sub-advisor's management. The Trust has adopted a Proxy Voting Policy and Procedures that governs proxy voting by the Manager and sub-advisor, including procedures to address potential conflicts of interest between the Fund's shareholders and the Manager, the sub-advisor or their affiliates. The Board has approved the Manager's proxy voting policies and procedures with respect to Fund assets under the Manager's management. Please see Appendix A for a copy of the Proxy Policy. The sub-advisor's proxy voting policy and procedures are summarized (or included in their entirety) in Appendix B. The Fund's proxy voting record for the most recent year ended June 30 is available as of August 31 of each year upon request and without charge by calling 1-800-967-9009 or by visiting the SEC's website at http://www.sec.gov. The proxy voting record can be found in Form N-PX on the SEC's website.

CONTROL PERSONS AND 5% SHAREHOLDERS

A principal shareholder is any person who owns of record or beneficially 5% or more of any Class of the Fund's outstanding shares. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund. The actions of an entity or person that controls the Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Fund or large redemptions by a control person could cause the Fund's other shareholders to pay a higher pro rata portion of the Fund's expenses.

Set forth below are entities or persons that own 5% or more of the outstanding shares of a Class of the Fund as of January 31, 2020. The Trustees and officers of the Trusts, as a group, did not own more than 1% of any classes of the Fund's shares outstanding.

Shareholder Address	Fund Percentage (listed if over 25%)	R5 CLASS	Investor CLASS	Y CLASS
CHARLES SCHWAB & CO INC*		8.71%	17.66%
SPECIAL CUST A/C
EXCLUSIVE BENEFIT OF CUSTOMERS
ATTN MUTUAL FUNDS
211 MAIN ST
SAN FRANCISCO CA 94105-1905
MERRILL LYNCH PIERCE FENNER &*				26.24%
SMITH INC (HOUSE ACCOUNT)
THE AMERICAN BEACON FUNDS
4800 DEER LAKE DR EAST
JACKSONVILLE FL 32246-6484
NATIONAL FINANCIAL SERVICES LLC*				28.52%
FOR EXCLUSIVE BENEFIT OF
OUR CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FLOOR
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
NATIONAL FINANCIAL SERVICES LLC*	25.81%		46.75%
FOR THE EXCLUSIVE BENEFIT OF OUR
CUSTOMERS
ATTN MUTUAL FUNDS DEPT 4TH FL
499 WASHINGTON BLVD
JERSEY CITY NJ 07310-1995
PERSHING LLC*		58.97%	9.82%
1 PERSHING PLZ
JERSEY CITY NJ 07399-0001
TD AMERITRADE INC FOR THE*			8.23%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

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UBS WM USA*		7.06%
OMNI ACCOUNT M/F
SPEC CDY A/C EBOC UBSFSI
1000 HARBOR BLVD
WEEHAWKEN NJ 07086-6761
MID ATLANTIC TRUST COMPANY FBO	12.65%
TOCQUEVILLE MANAGEMENT CORPORATION
1251 WATERFRONT PLACE, SUITE 525
PITTSBURGH PA 15222-4228

INVESTMENT SUB-ADVISORY AGREEMENT

The Fund's sub-advisor is listed below with information regarding its controlling persons or entities. According to the Investment Company Act, a person or entity with control with respect to an investment advisor has "the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company." Persons and entities affiliated with the sub-advisor may be considered affiliates of the Fund.

Tocqueville Asset Management L.P. ("Tocqueville")
Controlling Person/Entity	Basis of Control	Nature of Controlling Person/Entity Business
Tocqueville Management Corp	General Partner	Management Company organized in 1995

The Trust, on behalf of the Fund, and the Manager have entered into an Investment Advisory Agreement with Tocqueville pursuant to which the Fund has agreed to pay Tocqueville an annualized subadvisory fee that is calculated and accrued daily equal to 0.40% on the first $1 billion, 0.35% on the next $1 billion, and 0.325% thereafter of the Fund's average daily net assets.

The Investment Advisory Agreement will automatically terminate if assigned, and may be terminated without penalty at any time by the Manager, by a vote of a majority of the Trustees or by a vote of a majority of the outstanding voting securities of the Fund on no less than thirty (30) days' nor more than sixty (60) days' written notice to the sub-advisor, or by the sub-advisor upon sixty (60) days' written notice to the Trust. The Investment Advisory Agreement will continue in effect for an initial period of two years and thereafter from year to year provided that annually such continuance is specifically approved by a vote of the Trustees, including the affirmative votes of a majority of the Trustees who are not parties to the Agreement or "interested persons" (as defined in the Investment Company Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or by the vote of shareholders.

MANAGEMENT, ADMINISTRATIVE, SECURITIES LENDING, AND DISTRIBUTION SERVICES

The Manager

The Manager, located at 220 East Las Colinas Boulevard, Suite 1200, Irving, Texas 75039 is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. ("RIM"). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC ("RIH"). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. ("Kelso") or Estancia Capital Management, LLC ("Estancia"), which are private equity firms. The address of Kelso and its investment funds is 320 Park Avenue, 24th Floor, New York, NY 10022. The address of Estancia and its investment fund is 20865 N 90th Place, Suite 200, Scottsdale, AZ 85255. The address of RIH is 220 East Las Colinas Boulevard, Suite 1200, Irving, TX 75039.

Listed below are individuals and entities that may be deemed control persons of the Manager.

Controlling Person/Entity	Basis of Control/Status	Nature of Controlling Person/Entity Business/ Business History
Resolute Investment Holdings, LLC	Parent Company	Holding Company - Founded in 2015
Kelso Investment Associates VIII	Ownership in Parent Company	Investment Fund

The Manager is paid a management fee as compensation for providing the Fund with management and administrative services. The expenses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets represented by such class.

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The Management Agreement provides for the Manager to receive an annualized management fee based on a percentage of the Fund's average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

Operating expenses directly attributable to a specific class are charged against the assets of that class. Pursuant to the Management Agreement, the Manager provides the Trust with office space, office equipment and personnel necessary to manage and administer the Trust's operations. This includes:

■

complying with reporting requirements;

■

corresponding with shareholders;

■

maintaining internal bookkeeping, accounting and auditing services and records;

■

supervising the provision of services to the Trust by third parties; and

■

administering the interfund lending facility and lines of credit, if applicable.

In addition to its oversight of the sub-advisor, the Manager may invest the portion of the Fund's assets that the sub-advisor determines to be allocated to short-term investments.

The Fund is responsible for expenses not otherwise assumed by the Manager, including the following: audits by independent auditors; transfer agency, custodian, dividend disbursing agent and shareholder recordkeeping services; taxes, if any, and the preparation of the Fund's tax returns; interest; costs of Trustee and shareholder meetings; preparing, printing and mailing prospectuses and reports to existing shareholders; fees for filing reports with regulatory bodies and the maintenance of the Fund's existence; legal fees; fees to federal and state authorities for the registration of shares; fees and expenses of Trustees; insurance and fidelity bond premiums; fees paid to service providers providing reports regarding adherence by the sub-advisor to the investment style of the Fund; fees paid for brokerage commission analysis for the purpose of monitoring best execution practices of the sub-advisor; and any extraordinary expenses of a nonrecurring nature.

The Manager has contractually agreed from time to time to waive fees and/or reimburse expenses for the Fund in order to maintain competitive expense ratios for the Fund. The contractual expense reimbursement can be changed or terminated only in the discretion and with the approval of a majority of the Fund's Board of Trustees. The Manager may also, from time to time, voluntarily waive fees and/or reimburse expenses of the Fund. The Board approved a policy whereby the Manager may seek repayment for such fee waivers and expense reimbursements. Under the policy, the Manager can be reimbursed by the Fund for any contractual or voluntary fee waivers or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager's waiver/reimbursement and (b) does not cause the Fund's Total Annual Fund Operating Expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or the time of recoupment.

The following tables show the total management fees paid to the Manager for management and administrative services and the investment advisory fees paid to the sub-advisor from the Fund's commencement of operations, January 22, 2019, through October 31, 2019. The following tables also show the fees waived or recouped by the Manager and the fees waived or recouped by the sub-advisor, if applicable. The fees paid to the Manager were equal to 0.35% of the Fund's average daily net assets. In the table below, the fees paid to the sub-advisor are expressed both as a dollar amount and percentage of the Fund's average daily net assets.

Management Fees Paid to American Beacon Advisors, Inc. (Gross)
2019
$2,099,452

Sub-Advisor Fees (Gross)
2019
$2,377,589
0.40%

Management Fees (Waived)/Recouped
2019*
$8,968

*Prior to the reorganization of the Tocqueville International Value Fund, the Fund’s predecessor, into the Fund, Tocqueville Asset Management L.P., which served as the manager of the predecessor fund, waived management fees of $684,461.

Sub-Advisor Fees (Waived)
2019
$0

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Certain sub-advisors of the Fund or other series of the American Beacon Funds contribute to the Manager to support the Fund's distribution activities.

Service Plan Fees

The Investor Class has adopted a Service Plan (the "Plan"). The Plan authorizes the payment to the Manager (or another entity approved by the Board) of up to 0.375% per annum of the average daily net assets of the Investor Class shares. In addition, the Fund may reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries attributable to Y Class and R5 Class shares. The Manager or other approved entities may spend such amounts on any activities or expenses primarily intended to result in or relate to the servicing of Y Class, R5 Class, and Investor Class shares including, but not limited to, payment of shareholder service fees and transfer agency or sub-transfer agency expenses. The fees, which are included as part of the Fund's "Other Expenses" in the Table of Fees and Expenses in the Prospectus, will be payable monthly in arrears.  The primary expenses expected to be incurred are shareholder servicing, record keeping fees and servicing fees paid to financial intermediaries such as plan sponsors and broker-dealers. Service Fees paid by the Fund's Investor Class shares from the Fund's commencement of operations January 22, 2019 through October 31, 2019 are set forth below:

Service Fees
2019
Y Class	$0
R5 Class	$0
Investor Class	$1,115,199

Securities Lending Fees

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee of 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers when a borrower posts collateral other than cash, a fee up to 10% of such loan fees.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs.

Fees received by the Manager from securities lending from January 22, 2019 through the fiscal year ended October 31, 2019 were approximately as follows:

Securities Lending Fees	2019
$19,356

State Street Bank and Trust Company serves as securities lending agent for the Fund and, in that role, administers the Fund's securities lending program pursuant to the terms of a securities lending authorization agreement entered into between the Fund and State Street ("Securities Lending Agreement").

As securities lending agent, State Street is responsible for the implementation and administration of the Fund's securities lending program. State Street's responsibilities include: (1) lending available securities to approved borrowers; (2) continually monitoring the creditworthiness of approved borrowers and potential borrowers; (3) determining whether a loan shall be made and negotiating the terms and conditions of the loan with the borrower, provided that such terms and conditions are consistent with the terms and conditions of the Securities Lending Agreement; (4) receiving and holding, on the Fund's behalf, or transferring to a fund account, upon instruction by the Fund, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities; (5) marking loaned securities and collateral to their market value each business day; (6) obtaining additional collateral, as needed, to maintain the value of the collateral relative to the market value of the loaned securities at the levels required by the Securities Lending Agreement; (7) returning the collateral to the borrower, at the termination of the loan, upon the return of the loaned securities; (8) investing cash collateral in permitted investments, including the American Beacon U.S. Government Money Market Select Fund; and (9) establishing and maintaining records related to the Fund's securities lending activities. Additionally, State Street has indemnified the Fund for borrower default as it relates to the securities lending program administered by State Street.

State Street is compensated for the above-described services from its securities lending revenue split, as provided in the Securities Lending Agreement. The table below shows the income the Fund earned and the fees and compensation it paid to service providers (including fees paid to State Street as securities lending agent and the Manager for administrative and oversight functions) in connection with its securities lending activities during its most recent fiscal year.

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Tocqueville International Value Fund
Gross income earned by the fund from securities lending activities	$304,670
Fees and/or compensation paid by the fund for securities lending activities and related services:
Fees paid to securities lending agent from a revenue split	$19,356
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$6,239
Administrative fees not included in revenue split	-
Indemnification fee not included in revenue split	-
Rebate (paid to borrower)	$107,533
Other fees not included in revenue split (administrative and oversight functions provided by the Manager)	$19,356
Aggregate fees/compensation paid by the fund for securities lending activities	$152,484
Net income from securities lending activities	$152,186

The SEC has granted exemptive relief that permits the Fund to invest cash collateral received from securities lending transactions in shares of one or more private or registered investment companies managed by the Manager.

The Distributor

Resolute Investment Distributors, Inc. ("RID" or "Distributor") is the Fund's distributor and principal underwriter of the Fund's shares.

RID, located at 220 East Las Colinas, Blvd., Suite 1200, Irving, Texas 75039, is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). The Distributor is affiliated with the Manager through common ownership. Under a Distribution Agreement with the Trust, the Distributor acts as the distributor and principal underwriter of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of the Fund's shares.

There were no underwriting discounts and commissions paid to, or retained by RID from the sale of the Fund's shares from the commencement of operations, January 22, 2019 through the fiscal year ended October 31, 2019.

RID does not receive compensation on redemptions and repurchases, brokerage commissions, or other compensation.

OTHER SERVICE PROVIDERS

State Street, located at One Lincoln Street, Boston, Massachusetts 02111, serves as custodian for the Fund. State Street also serves as the Fund's Foreign Custody Manager pursuant to rules adopted under the Investment Company Act, whereby it selects and monitors eligible foreign sub-custodians. The Manager also has entered into a sub-administration agreement with State Street. Under the sub-administration agreement, State Street provides the Fund with certain financial reporting and tax services.

Pursuant to an administrative services agreement among the Manager, the Trust, American Beacon Institutional Funds Trust and Parametric Portfolio Associates LLC ("Parametric"), located at 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, Parametric provides certain administrative services related to the equitization of the cash balances of the Fund.

DST Asset Manager Solutions, Inc., located at 2000 Crown Colony Drive, Quincy, Massachusetts 02169 is the transfer agent and dividend paying agent for the Trust and provides these services to Fund shareholders.

The Fund's independent registered public accounting firm is Ernst & Young LLP, which is located at 2323 Victory Avenue, Suite 2000, Dallas, Texas 75219.

K&L Gates LLP, 1601 K Street, NW, Washington, D.C. 20006, serves as legal counsel to the Fund.

PORTFOLIO MANAGER

The portfolio manager to the Fund (the "Portfolio Manager") has responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts has been provided by the Portfolio Manager's firm and is set forth below. The number of accounts and assets is shown as of October 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Investment Advisor and Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other accounts
Tocqueville Asset Management L.P. (“Tocqueville”)
James E. Hunt	None	2 ($30 mil)	78 ($499.9 mil)	None	None	1 ($70.4 mil)

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Conflicts of Interest

As noted in the table above, the Portfolio Manager manages accounts other than the Fund. This side-by-side management may present potential conflicts between a Portfolio Manager's management of the Fund's investments, on the one hand, and the investments of the other accounts, on the other hand. Set forth below is a description by the sub-advisor of any foreseeable material conflicts of interest that may arise from the concurrent management of the Fund and other accounts. The information regarding potential conflicts of interest was provided by the sub-advisor as of October 31, 2019.

The Portfolio Manager may manage other accounts in addition to the Fund. A Portfolio Manager's management of these other accounts may give rise to potential conflicts of interest. The Sub-Advisor has adopted policies and procedures that are designed to identify and minimize the effects of these potential conflicts, however, there can be no guarantee that these policies and procedures will be effective in detecting potential conflicts, or in eliminating the effects of any such conflicts.

Certain components of the Portfolio Managers' compensation structure may also give rise to potential conflicts of interest to the extent that the Portfolio Manager may have an incentive to favor or devote more effort in managing accounts that impact, or impact to a larger degree, his overall compensation. As reflected herein, the Portfolio Manager's base remuneration is based on total advisory fees collected each month, in arrears, for those accounts managed by such Portfolio Manager, including the Fund. As a result, since his base remuneration is directly tied to the percentage of the advisory fee charged to the accounts, including the Fund, the Portfolio Manager may have an incentive to favor accounts where the Sub-Advisor charges a higher advisory fee and those accounts that have a larger asset base to the disadvantage of other accounts that have a lower advisory fee and those accounts with lower total net assets.

In addition, as described herein, the Portfolio Manager is paid a discretionary annual bonus and the level of the discretionary annual bonus is determined, in part, based upon the Sub-Advisor's profitability. Such profits are generally derived from the fees the Sub-Advisor receives for managing all of its investment management accounts. To the extent that accounts other than the Fund have the potential to generate more profits for the Sub-Advisor than the Fund, the Portfolio Manager may have an incentive to favor such other accounts.

Because the Portfolio Manager manages multiple accounts with similar objectives, and thus frequently purchases and sells the same securities for such accounts, certain allocation issues may arise. In particular, if the Portfolio Manager identifies a limited investment opportunity which may be suitable for more than one account, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. In addition, in the event the Portfolio Manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The Sub-Advisor has adopted policies and procedures that are designed to manage the risk that an account could be systematically advantaged or disadvantaged in connection with the allocation of investment opportunities and aggregation of trade orders. Nevertheless, there can be no assurance that such policies and procedures will be effective in preventing instances where one account is advantaged or disadvantaged over another.

Compensation

The following is a description provided by the investment sub-advisor regarding the structure of and criteria for determining the compensation of the Portfolio Manager as of January 31, 2020.

The Portfolio Manager receives compensation in connection with his management of the Fund and other accounts identified above, which includes the following components: (1) base remuneration, (2) incentive fee, and (3) a discretionary annual bonus. In addition, Mr. Hunt as a shareholder of Tocqueville Management Corp, the General Partner of the Sub-Advisor, also receives compensation based upon the profitability of the firm.

Base Remuneration. The annual base remuneration can be a fixed or variable amount. Mr. Hunt receives a variable remuneration. The variable amount is calculated using the amount of investment advisory fees collected by the Sub-Advisor each month, in arrears, derived from the value of the portfolio assets of accounts (including the Fund), for which this individual is a Portfolio Manager. The Portfolio Manager will receive the balance of any respective variable amounts remaining as his compensation, after payment of the fixed amounts to other members of the investment team and certain other expenses.

Incentive Fee. For some accounts managed by the Portfolio Manager a portion of the fees paid to the Sub-Advisor may be linked to performance. For these particular accounts, the Sub-Advisor will receive an incentive fee in addition to the standard advisory fee if the performance of the account raises the value of the account above a predetermined threshold. The Portfolio Manager is then paid a percentage of all these incentive fees and the Sub-Advisor retains the balance. The Fund is not among the accounts included in the incentive fee arrangement and, consequently, the Fund's performance does not impact the Portfolio Manager's receipt of an incentive fee.

Bonus. The Portfolio Manager is eligible to receive a discretionary annual bonus in addition to his base remuneration. The level of the discretionary bonus is determined by the General Partner based upon a number of factors, including the firm's profitability, the expansion of the client account base, the securities market environment for the respective period, the portion of revenue generated by the work and effort of the Portfolio Manager, the involvement of the Portfolio Manager in the investment management functions of the Sub-Advisor, his role in the development of other investment professionals and his work relationship with support staff, and his overall contribution to strategic planning and his input in decisions for the Sub-Advisor's group of investment managers.

Ownership of the Fund

The Portfolio Manager's beneficial ownership of the Fund is defined as the Portfolio Manager having the opportunity to share in any profit from transactions in the Fund, either directly or indirectly, as the result of any contract, understanding, arrangement, relationship or otherwise. Therefore, ownership of Fund shares by members of the Portfolio Manager's immediate family or by a trust of which the Portfolio Manager is a trustee could be

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considered ownership by the Portfolio Manager. The table below sets forth the Portfolio Manager's beneficial ownership of the Fund as of October 31, 2019 as provided by the Fund's sub-advisor.

Name of Investment Advisor and Portfolio Managers	Tocqueville International Value Fund
Tocqueville Asset Management L.P.
James E. Hunt	Over $1,000,000

PORTFOLIO SECURITIES TRANSACTIONS

In selecting brokers or dealers to execute particular transactions, the Manager and the sub-advisor are authorized to consider "brokerage and research services" (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended), provision of statistical quotations (including the quotations necessary to determine the Fund's NAV), and other information provided to the Fund, to the Manager and/or to the sub-advisor (or their affiliates), provided, however, that the Manager or the sub-advisor must always seek best execution. Research and brokerage services may include information on portfolio companies, economic analyses, and other investment research services. The Trust does not allow the Manager or sub-advisor to enter arrangements to direct transactions to broker-dealers as compensation for the promotion or sale of Trust shares by those broker-dealers. The Manager and the sub-advisor are also authorized to cause the Fund to pay a commission (as defined in SEC interpretations) to a broker or dealer who provides such brokerage and research services for executing a portfolio transaction which is in excess of the amount of the commission another broker or dealer would have charged for effecting that transaction. The Manager or the sub-advisor, as appropriate, must determine in good faith, however, that such commission was reasonable in relation to the value of the brokerage and research services provided, viewed in terms of that particular transaction or in terms of all the accounts over which the Manager or the sub-advisor exercises investment discretion. The fees of the sub-advisor are not reduced by reason of receipt of such brokerage and research services. However, with disclosure to and pursuant to written guidelines approved by the Board, as applicable, the Manager, or the sub-advisor (or a broker-dealer affiliated with them) may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 under the Investment Company Act) for doing so. Brokerage and research services obtained with Fund commissions might be used by the Manager and/or the sub-advisor, as applicable, to benefit their other accounts under management.

The Manager and the sub-advisor will place their own orders to execute securities transactions that are designed to implement the Fund's investment objective and policies. In placing such orders, the sub-advisor will seek best execution. The full range and quality of services offered by the executing broker or dealer will be considered when making these determinations. Pursuant to written guidelines approved by the Board, as appropriate, the sub-advisor of the Fund, or its affiliated broker-dealer, may execute portfolio transactions and receive usual and customary brokerage commissions (within the meaning of Rule 17e-1 of the Investment Company Act) for doing so. The Fund's turnover rate, or the frequency of portfolio transactions, will vary from year to year depending on market conditions and the Fund's cash flows. High portfolio turnover increases the Fund's transaction costs, including brokerage commissions, and may result in a greater amount of recognized capital gains.

The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the principal objective of the sub-advisor is to seek best execution. In assessing available execution venues, the sub-advisor shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the value of any eligible research, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. Transactions with respect to the securities of small and emerging growth companies in which the Fund may invest may involve specialized services on the part of the broker or dealer and thereby may entail higher commissions or spreads than would be the case with transactions involving more widely traded securities.

The Fund may establish brokerage commission recapture arrangements with certain brokers or dealers. If the sub-advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. Neither the Manager nor the sub-advisor receives any benefits from the commission recapture program. The sub-advisor's participation in the brokerage commission recapture program is optional. The sub-advisor retains full discretion in selecting brokerage firms for securities transactions and is instructed to use the commission recapture program for a transaction only if it is consistent with the sub-advisor's obligation to seek the best execution available.

Soft Dollars

The table below reflects the amount of transactions the Fund directed to brokers in part because of research services provided and the amount paid in commissions on such transactions from the Fund's commencement of operations on January 22, 2019, through the fiscal year ended October 31, 2019.

American Beacon Fund	Amounts Directed	Amounts Paid in Commissions
Tocqueville International Value	$952,709,714	$1,476,926

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Brokerage Commissions

From the Fund's commencement of operations on January 22, 2019 through the fiscal year ended October 31, 2019, the following brokerage commissions were paid by the Fund.  Shareholders of the Fund bear only their pro-rata portion of such expenses.

American Beacon Fund	January 22, 2019 to October 31, 2019
Tocqueville International Value Fund	$1,160,645

Affiliated Brokerage Commissions

From the Fund's commencement of operations on January 22, 2019 through the fiscal year ended October 31, 2019, no brokerage commissions were paid to affiliated brokers by the Fund.

Securities Issued by Top 10 Brokers

From the Fund's commencement of operations on January 22, 2019 through fiscal year ended October 31, 2019, the Fund did not hold securities issued by a broker-dealer (or by its parent) that was one of the top ten brokers or dealers through which the Fund executed transactions or sold shares.

Commission Recapture

From the Fund's commencement of operations on January 22, 2019 through the fiscal year ended October 31, 2019, the Fund received $0 as a result of participation in the commission recapture program.

REDEMPTIONS IN KIND

Although the Fund intends to redeem shares in cash, the Fund reserves the right to pay the redemption price in whole or in part by a distribution of securities or other assets. However, shareholders always will be entitled to redeem shares for cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period. Redemption in kind is not as liquid as a cash redemption. In addition, to the extent the Fund redeems its shares in this manner, the shareholder assumes the risk of a subsequent change in the market value of those securities, the cost of liquidating the securities and the possibility of a lack of a liquid market for those securities

TAX INFORMATION

The tax information in the Prospectus and in this section relates solely to the federal income tax law and assumes that the Fund will continue to qualify each taxable year as a RIC under the Internal Revenue Code (as discussed below). The tax information in this section is only a summary of certain key federal tax considerations affecting the Fund and its shareholders and is in addition to the tax information provided in the Prospectus. No attempt has been made to present a complete explanation of the federal income tax treatment of the Fund or the tax implications to its shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning. The tax information is based on the Internal Revenue Code and applicable regulations in effect, and administrative pronouncements and judicial decisions publicly available, on the date of this SAI. Future legislative, regulatory or administrative changes or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

Taxation of the Fund

The Fund intends to qualify each taxable year for treatment as a RIC under Subchapter M of Chapter 1 of Subtitle A of the Internal Revenue Code. To so qualify, the Fund (which is treated as a separate corporation for these purposes) must, among other requirements:

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Derive at least 90% of its gross income each taxable year from (1) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income, including gains from options, futures or forward contracts, derived with respect to its business of investing in securities or those currencies ("Qualifying Income") and (2) net income derived from an interest in a "qualified publicly traded partnership" ("QPTP") ("Gross Income Requirement"). A QPTP is a "publicly traded partnership" (that is, a partnership the interests in which are "traded on an established securities market" or "readily tradable on a secondary market (or the substantial equivalent thereof)" (a "PTP")) that meets certain qualifying income requirements other than a partnership at least 90% of the gross income of which is Qualifying Income;

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Diversify its investments so that, at the close of each quarter of its taxable year, (1) at least 50% of the value of its total assets is represented by cash and cash items, Government securities, securities of other RICs, and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities (equity securities of QPTPs being considered voting securities for these purposes), and (2) not more than 25% of the value of its total assets is invested in (a) the securities (other than Government securities or securities of other RICs) of any one issuer, (b) the securities (other than securities of other RICs) of two or more issuers the Fund controls (by owning 20% or more of their voting power) that are determined to be engaged in the same, similar or related trades or businesses, or (c) the securities of one or more QPTPs ("Diversification Requirements"); and

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Distribute annually to its shareholders at least the sum of 90% of its investment company taxable income (generally, net investment income, the excess (if any) of net short-term capital gain over net long-term capital loss, and net gains and losses (if any) from certain foreign currency transactions, all determined without regard to any deduction for dividends paid) and 90% of its net exempt interest income ("Distribution Requirement").

By qualifying for treatment as a RIC, the Fund (but not its shareholders) will be relieved of federal income tax on the part of its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to its shareholders. If for any taxable year the Fund does not qualify for that treatment — either (1) by failing to satisfy the Distribution Requirement, even if it satisfies the

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Gross Income and Diversification Requirements ("Other Requirements"), or (2) by failing to satisfy any of the Other Requirements and is unable to, or determines not to, avail itself of Internal Revenue Code provisions that enable a RIC to cure a failure to satisfy any of the Other Requirements as long as the failure "is due to reasonable cause and not due to willful neglect" and the RIC pays a deductible tax calculated in accordance with those provisions and meets certain other requirements - then for federal tax purposes, all of its taxable income (including its net capital gain) would be subject to tax at the regular corporate rate without any deduction for dividends paid to its shareholders; and the dividends it pays would be taxable to its shareholders as ordinary income (or possibly, (a) for individual and certain other non-corporate shareholders (each, an "individual"), as "qualified dividend income" (as described in the Prospectus) ("QDI"), and/or (b) in the case of corporate shareholders that meet certain holding period and other requirements regarding their Fund shares, as eligible for the dividends-received deduction ("DRD") to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify for RIC treatment would therefore have a negative impact on the Fund's income and performance. Furthermore, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment. It is possible that the Fund will not qualify as a RIC in any given taxable year.

The Fund will be subject to a nondeductible 4% federal excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and substantially all of its "capital gain net income" for the one-year period ending on October 31 of that year, plus certain other amounts. The Fund intends to make sufficient distributions by the end of each calendar year to avoid liability for the Excise Tax.

Taxation of Certain Investments and Strategies

Hedging strategies, such as entering into forward contracts and selling (writing) and purchasing options and futures contracts, involve complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of gains and losses the Fund may realize in connection therewith. In general, the Fund's (1) gains from the disposition of foreign currencies and (2) gains from such contracts will be treated as Qualifying Income under the Gross Income Requirement.

Dividends and interest the Fund receives, and gains it realizes, on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively, "foreign taxes") that would reduce the yield and/or total return on its securities. Tax treaties between certain countries and the United States may reduce or eliminate foreign taxes, however, and many foreign countries do not impose taxes on capital gains realized on investments by foreign investors.  It is impossible to determine the effective rate of the Fund's foreign tax in advance, since the amount of its assets to be invested in various countries is not known.

Some futures contracts, foreign currency contracts, and "non-equity" options (i.e., certain listed options, such as those on a "broad-based" securities index) - except any "securities futures contract" that is not a "dealer securities futures contract" (both as defined in the Internal Revenue Code) and any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement - in which the Fund invests may be subject to Internal Revenue Code section 1256 (collectively, "Section 1256 contracts"). Any Section 1256 contract the Fund holds at the end of its taxable year must be "marked-to-market" (that is, treated as having been sold at that time for its fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss realized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of Section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax. These rules may operate to increase the amount that the Fund must distribute to satisfy the Distribution Requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to its shareholders as ordinary income when distributed to them, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to it.

Under Internal Revenue Code section 988, a gain or loss (1) from the disposition of foreign currencies, (2) except in certain circumstances, from options, futures, and forward contracts on foreign currencies (and on financial instruments involving foreign currencies) and from notional principal contracts (e.g., swaps, caps, floors, and collars) involving payments denominated in foreign currencies, (3) on the disposition of each foreign-currency-denominated debt security that is attributable to fluctuations in the value of the foreign currency between the dates of acquisition and disposition of the security, and (4) that is attributable to exchange rate fluctuations between the time the Fund accrues interest, dividends, or other receivables or expenses or other liabilities denominated in a foreign currency and the time it actually collects the receivables or pays the liabilities generally will be treated as ordinary income or loss. These gains or losses will increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income, rather than affecting the amount of its net capital gain. If the Fund's section 988 losses exceed its other investment company taxable income for a taxable year, the Fund would not be able to distribute any dividends, and any distributions made during that year (including those made before the losses were realized) would be characterized as a non-taxable "return of capital" to shareholders, rather than as a dividend, thereby reducing each shareholder's basis in his or her Fund shares and treating any part of such distribution exceeding that basis as gain from the disposition of those shares.

Offsetting positions the Fund enters into or holds in any actively traded option, futures or forward contract may constitute a "straddle" for federal income tax purposes. Straddles are subject to certain rules that may affect the amount, character and timing of recognition of the Fund's gains and losses with respect to positions of the straddle by requiring, among other things, that (1) losses realized on disposition of one position of a straddle be deferred to the extent of any unrealized gain in an offsetting position until the latter position is disposed of, (2) the Fund's holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in gain being treated as short-term rather than long-term capital gain), and (3) losses recognized with respect to certain straddle positions, that otherwise would constitute short-term capital losses, be treated as long-term capital losses. Applicable regulations also provide certain "wash sale" rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. Different elections are available, which may mitigate the effects of the straddle rules, particularly with respect to a "mixed straddle" (i.e., a straddle at least one, but not all, positions of which are Section 1256 contracts).

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When a covered call option written (sold) by the Fund expires, the Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option. When the Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less (or more) than the premium it received when it wrote the option. When a covered call option written by the Fund is exercised, it will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending on the holding period of the underlying security and whether the sum of the option price received on the exercise plus the premium received when it wrote the option is more or less than the underlying security's basis.

If the Fund has an "appreciated financial position" - generally, any position (including an interest through an option, futures or forward contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis - and enters into a "constructive sale" of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures or forward contract the Fund or a related person enters into with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction of the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund's risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities).

Certain aspects of the tax treatment of derivative instruments are currently unclear and may be affected by changes in legislation, regulations, administrative rules, and/or other legally binding authority that could affect the treatment of income from those instruments and the character, timing of recognition and amount of the Fund's taxable income or net realized gains and distributions. If the IRS were to assert successfully that income the Fund derives from those investments does not constitute Qualifying Income, the Fund might cease to qualify as a RIC (with the consequences described above under "Taxation of the Fund") or might be required to reduce its exposure to such investments.

Taxation of the Fund's Shareholders

General - Dividends and other distributions the Fund declares in the last quarter of any calendar year that are payable to shareholders of record on a date in that quarter will be deemed to have been paid by the Fund and received by those shareholders on or before December 31 of that year even if the Fund pays the distributions during the following January. Accordingly, those distributions will be reportable by, and taxed to, those shareholders for the taxable year in which that December 31 falls.

If Fund shares are redeemed at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares. In addition, any loss a shareholder realizes on a redemption of Fund shares will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before and ending 30 days after the redemption; in that case, the basis in the acquired shares will be adjusted to reflect the disallowed loss. Investors also should be aware that the price of Fund shares at any time may reflect the amount of a forthcoming dividend or other distribution, so if they purchase Fund shares shortly before the record date for a distribution, they will pay full price for the shares and receive some part of the price back as a taxable distribution, even though it represents a partial return of invested capital.

If more than 50% of the value of the Fund's total assets at the close of any taxable year consists of securities of foreign corporations, it will be eligible to file an election for that year with the IRS that would enable its shareholders to benefit from any foreign tax credit or deduction available with respect to any foreign taxes it pays. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by the shareholder, the shareholder's proportionate share of those taxes, (2) would be required to treat that share of those taxes and of any dividend the Fund paid that represents income from foreign or U.S. possessions sources ("foreign-source income") as the shareholder's own income from those sources, and (3) could either use the foregoing information in calculating the foreign tax credit against the shareholder's federal income tax or, alternatively, deduct the foreign taxes deemed paid by the shareholder in computing taxable income. If the Fund makes this election for a taxable year, it will report to its shareholders shortly after that year their respective shares of the foreign taxes it paid and its foreign-source income for that year.

An individual shareholder of the Fund who, for a taxable year, has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on IRS Forms 1099 and all of whose foreign-source income is "qualified passive income" may elect for that year to be exempt from the extremely complicated foreign tax credit limitation for federal income tax purposes (about which shareholders may wish to consult their tax advisers), in which event the shareholder would be able to claim a foreign tax credit without having to file the detailed Form 1116 that otherwise is required. A shareholder will not be entitled to credit or deduct its portion of foreign taxes the Fund paid that is allocable to Fund shares the shareholder has not held for at least 16 days during the 31-day period beginning 15 days before the ex-distribution date for those shares. The minimum holding period will be extended if the shareholder's risk of loss with respect to those shares is reduced by reason of holding an offsetting position. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. A foreign shareholder may not deduct or claim a credit for foreign taxes in determining its federal income tax liability unless the Fund dividends paid to it are effectively connected with the shareholder's conduct of a U.S. trade or business.

Basis Election and Reporting - A Fund shareholder who wants to use an acceptable method for basis determination with respect to Fund shares that the shareholder acquired or acquires after 2011 ("Covered Shares") other than the average basis method (the Fund's default method) must elect to do so in writing (which may be electronic). The basis determination method a Fund shareholder elects may not be changed with respect to a redemption (including a redemption that is part of an exchange) of Covered Shares after the settlement date of the redemption.

In addition to the requirement to report the gross proceeds from redemptions of Fund shares, the Fund (or its administrative agent) must report to the IRS and furnish to its shareholders the basis information for Covered Shares that are redeemed and indicate whether they had a short-term (one year

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or less) or long-term (more than one year) holding period. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted basis determination method for their tax situation and to obtain more information about how the basis reporting law applies to them. Fund shareholders who acquire and hold Fund shares through a financial intermediary should contact their financial intermediary for information related to the basis election and reporting.

Backup Withholding - The Fund is required to withhold and remit to the U.S. Treasury 24% of dividends, capital gain distributions, and redemption proceeds (regardless of the extent to which gain or loss may be realized) otherwise payable to any individual who fails to certify that the taxpayer identification number furnished to the Fund is correct or who furnishes an incorrect number (together with the withholding described in the next sentence, "backup withholding"). Withholding at that rate also is required from the Fund's dividends and capital gain distributions otherwise payable to such a shareholder who (1) is subject to backup withholding for failure to report the receipt of interest or dividend income properly or (2) fails to certify to the Fund that he or she is not subject to backup withholding or that it is a corporation or other "exempt recipient." Backup withholding is not an additional tax; rather, any amounts so withheld may be credited against the shareholder's federal income tax liability or refunded if proper documentation is submitted to the IRS.

Non-U.S. Shareholders - Dividends the Fund pays to a shareholder who is a non-resident alien individual or foreign entity (each a "non-U.S. shareholder") -- other than (1) dividends paid to a non-U.S. shareholder whose ownership of the Fund's shares is "effectively connected" with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year -- generally are subject to 30% federal withholding tax (unless a reduced rate of withholding or a withholding exemption is provided under an applicable treaty). However, two categories of dividends the Fund might pay, "short-term capital gain dividends" and "interest-related dividends," to non-U.S. shareholders (with certain exceptions) and reported by it in writing to its shareholders are exempt from that tax. "Short-term capital gain dividends" are dividends that are attributable to net short-term gain, computed with certain adjustments. "Interest-related dividends" are dividends that are attributable to "qualified net interest income" (i.e., "qualified interest income," which generally consists of certain original issue discount, interest on obligations "in registered form," and interest on deposits, less allocable deductions) from sources within the United States. The Fund's capital gain distributions will also not be subject to such withholding tax. Non-U.S. shareholders are urged to consult their own tax advisers concerning the applicability of that withholding tax.

Foreign Account Tax Compliance Act ("FATCA") - Under FATCA, "foreign financial institutions" ("FFIs") and "non-financial foreign entities" ("NFFEs") that are Fund shareholders may be subject to a generally nonrefundable 30% withholding tax on income dividends the Fund pays. As discussed more fully below, the FATCA withholding tax generally can be avoided (a) by an FFI, if it reports certain information regarding direct and indirect ownership of financial accounts U.S. persons hold with the FFI, and (b) by an NFFE that certifies its status as such and, in certain circumstances, information regarding substantial U.S. owners. Proposed regulations (having current effect) have been issued to eliminate certain FATCA withholding taxes, including the withholding tax on investment sale proceeds that was scheduled to begin in 2019, and to defer the effective date of other taxes.

The U.S. Treasury has negotiated intergovernmental agreements ("IGAs") with certain countries. An entity in one of those countries may be required to comply with the terms of the IGA instead of U.S. Treasury regulations. An FFI resident in a country that has entered into a Model I IGA with the United States must report to that country's government (pursuant to the terms of the applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI resident in a Model II IGA country generally must comply with U.S. regulatory requirements, with certain exceptions, including the treatment of recalcitrant accountholders. An FFI resident in one of those countries that complies with whichever of the foregoing applies will be exempt from FATCA withholding.

An FFI can avoid FATCA withholding by becoming a "participating FFI," which requires the FFI to enter into a tax compliance agreement with the IRS under the Internal Revenue Code. Under such an agreement, a participating FFI agrees to (1) verify and document whether it has U.S. accountholders, (2) report certain information regarding their accounts to the IRS, and (3) meet certain other specified requirements.

An NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying its status as such and, in certain circumstances, either that (1) it does not have any substantial U.S. owners or (2) it does have one or more such owners and reports the name, address, and taxpayer identification number of each such owner. The NFFE will report to the Fund or other applicable withholding agent, which may, in turn, report information to the IRS.

Those foreign shareholders also may fall into certain exempt, excepted, or deemed compliant categories established by U.S. Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide it with documentation properly certifying the entity's status under FATCA to avoid FATCA withholding. The requirements imposed by FATCA are different from, and in addition to, the tax certification rules to avoid backup withholding described above. Foreign investors are urged to consult their tax advisers regarding the application of these requirements to their own situation and the impact thereof on their investment in the Fund.

Investors should consult their own tax advisors with respect to the tax consequences to them of an investment in the Fund based on their particular circumstances. The Fund does not expect to receive a ruling from any tax authority or an opinion of tax counsel with respect to its treatment of any tax positions. Tax consequences of transactions are not the primary consideration of the Fund in implementing its investment strategy.

DESCRIPTION OF THE TRUST

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for its obligations. However, the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust may maintain appropriate insurance (for example, fidelity bonding) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents to cover possible tort

35

and other liabilities. Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations. The Trust has not engaged in any other business.

The Trust was originally created to manage money for large institutional investors. The following individuals (and members of that individual's "immediate family"), are eligible to purchase shares of the R5 Class with an initial investment of less than $250,000: (i) employees of the Manager, or its parent company RIM, (ii) employees of a sub-advisor for Funds where it serves as sub-advisor, (iii) members of the Board, (iv) employees of Kelso/Estancia, and (v) members of the Manager's Board of Directors. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons and daughters-in-law, a sibling's spouse, a spouse's sibling, aunts, uncles, nieces and nephews; relatives by virtue of remarriage (step-children, step-parents, etc.) are included. Any shareholders that the Manager transfers to the R5 Class upon termination of the class of shares in which the shareholders were originally invested is also eligible for purchasing shares of the R5 Class with an initial investment of less than $250,000.

The Investor Class was created to give individuals and other smaller investors an opportunity to invest in the American Beacon Funds. The R5 and Y Classes were created to manage money for large institutional investors, including pension and 401(k) plans.

FINANCIAL STATEMENTS

The Fund's independent registered public accounting firm, Ernst & Young LLP, audits and reports on the Fund's annual financial statements. The audited financial statements include the schedule of investments, statement of assets and liabilities, statement of operations, statements of changes in net assets, financial highlights, notes and report of independent registered public accounting firm. The audited financial statements are incorporated by reference to the American Beacon Funds' Annual Report to Shareholders of the Fund for the fiscal year ended October 31, 2019. Effective with the reorganization on January 18, 2019, the Fund adopted the financial statements of the Acquired Tocqueville Fund. Those financial statements were audited by another registered public accounting firm.

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APPENDIX A

AMERICAN BEACON ADVISORS, INC.

SUMMARY OF PROXY VOTING POLICY AND PROCEDURES

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion in order to secure the best long-term interests of the advisory clients of American Beacon Advisors, Inc. ("AmBeacon"). AmBeacon's proxy voting policies and procedures are designed to implement AmBeacon's duty to vote proxies in clients' best interests. Given that AmBeacon manages portfolios that invest solely in fixed-income securities, the only securities for which we expect to receive proxies are money market mutual funds. As such, the proxy voting policies and procedures set forth voting guidelines for the proxy issues and proposals common to money market funds.

For routine proposals that will not change the structure, bylaws or operations of the money market fund, AmBeacon's policy is to support management; however, each proposal will be considered individually focusing on the financial interests of the client portfolio. Non-routine proposals, such as board elections, advisory contract and distribution plan approvals, investment objective changes, and mergers, will generally be reviewed on a case-by-case basis with AmBeacon first and foremost considering the effect of the proposal on the portfolio.

Items to be evaluated on a case-by-case basis and proposals not contemplated in the policies set forth above will be assessed by AmBeacon. In these situations, AmBeacon will use its judgment to vote in the best interest of the client portfolio. For all proposals, especially controversial or case-by-case evaluations, AmBeacon will be responsible for individually identifying significant issues that could impact the investment performance of the portfolio.

AmBeacon manages portfolios for the American Beacon Funds, the American Beacon Select Funds, the American Beacon Institutional Funds Trust, the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). AmBeacon may invest a Fund in shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund solicits a proxy for which another Fund is entitled to vote, AmBeacon's interests as manager of the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, AmBeacon will vote the Fund's shares in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

AMERICAN BEACON FUNDS
AMERICAN BEACON SELECT FUNDS
AMERICAN BEACON INSTITUTIONAL FUNDS TRUST
AMERICAN BEACON SOUND POINT ENHANCED INCOME FUND
AMERICAN BEACON APOLLO TOTAL RETURN FUND

PROXY VOTING POLICY AND PROCEDURES

Last Amended February 28, 2018

Preface

Proxy voting is an important component of investment management and must be performed in a dutiful and purposeful fashion to secure the best long-term interests of shareholders of the American Beacon Funds ("Beacon Funds"), the American Beacon Select Funds ("Select Funds"), the American Beacon Institutional Funds Trust ("Institutional Funds"), the American Beacon Sound Point Enhanced Income Fund, and the American Beacon Apollo Total Return Fund (collectively, the "Funds"). Therefore, this Proxy Voting Policy and Procedures (the "Policy") have been adopted by the Funds.

The Funds are managed by American Beacon Advisors, Inc. (the "Manager"). The Manager may allocate discrete portions of the Funds among sub-advisors, and the Manager may directly manage all or a portion of the assets of certain Funds. The Funds' respective Boards of Trustees have delegated proxy voting authority to the Manager. The Manager has in turn delegated proxy voting authority to each sub-advisor with respect to the sub-advisor's respective portion of the Fund(s) under management, but the Manager has retained the authority to override a proposed proxy voting decision by a sub-advisor. For the securities held in their respective portion of each Fund, the Manager and the sub-advisors make voting decisions pursuant to their own proxy voting policies and procedures, which have been adopted by the applicable Fund and approved by the applicable Fund's Board of Trustees.

Conflicts of Interest

The Board of Trustees seeks to ensure that proxies are voted in the best interests of Fund shareholders. For certain proxy proposals, the interests of the Manager, the sub-advisors and/or their affiliates may differ from Fund shareholders' interests. To avoid the appearance of impropriety and to fulfill their fiduciary responsibility to shareholders in these circumstances, the Manager and the sub-advisors are required to establish procedures that are reasonably designed to address material conflicts between their interests and those of the Funds.

When a sub-advisor deems that it is conflicted with respect to a voting matter, its policy may call for it to seek voting instructions from the client. The Manager is authorized by the Boards of Trustees to consider any such matters and provide voting instructions to the sub-advisor, unless the Manager has determined that its interests are conflicted with Fund shareholders with respect to the voting matter. In those instances, the Manager will instruct the sub-advisor to vote in accordance with the recommendation of a third-party proxy voting advisory service.

Each Fund can invest in the shares of the American Beacon U.S. Government Money Market Select Fund. If the American Beacon U.S. Government Money Market Select Fund issues a proxy for which another Fund is entitled to vote, the Manager's interests regarding the American Beacon U.S. Government Money Market Select Fund might appear to conflict with the interests of the shareholders of the other Fund. In these cases, the Manager will vote in accordance with the Select Funds' Board of Trustees' recommendations in the proxy statement.

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If the methods for addressing conflicts of interest, as described above, are deemed by the Manager to be unreasonable due to cost, timing or other factors, then the Manager may decline to vote in those instances.

Securities on Loan

With respect to the Funds that engage in securities lending, the Manager shall engage a proxy voting service to notify the Manager before the record date about the occurrence of future shareholder meetings, as feasible. The Manager will determine whether or not to recall shares of the applicable security that are on loan with the intent of the Manager or the sub-advisor, as applicable, voting such shares. The Manager's determination shall be based on factors which may include the nature of the meeting (i.e., annual or special), the percentage of the proxy issuer's outstanding securities on loan, any other information regarding the proxy proposals of which the Manager may be aware, and the loss of securities lending income to a Fund as a result of recalling the shares on loan.

Recordkeeping

The Manager and the sub-advisors shall maintain records of all votes cast on behalf of the Funds. Such documentation will include the firm's proxy voting policies and procedures, company reports provided by proxy voting advisory services, additional information gathered by the Manager or sub-advisor that was material to reaching a voting decision, and communications to the Manager regarding any identified conflicts. The Manager and the sub-advisors shall maintain voting records in a manner to facilitate the Funds' production of the Form N-PX filing on an annual basis.

Disclosure

The Manager will coordinate the compilation of the Funds' proxy voting record for each year ended June 30 and file the required information with the SEC via Form N-PX by August 31. The Manager will include a summary of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, in each Fund's Statement of Additional Information ("SAI"). In each Fund's annual and semi-annual reports to shareholders, the Manager will disclose that a description of the Policy and the proxy voting policies and procedures of the Manager and the sub-advisors, as applicable, is a) available upon request, without charge, by toll-free telephone request, b) on the Funds' website (if applicable), and c) on the SEC's website in the SAI. The SAI and shareholder reports will also disclose that the Funds' proxy voting record is available by toll-free telephone request (or on the Funds' website) and on the SEC's website by way of the Form N-PX. Within three business days of receiving a request, the Manager will send a copy of the policy description or voting record by first-class mail.

Manager Oversight

The Manager shall review a sub-advisor's proxy voting policies and procedures for compliance with this Policy and applicable laws and regulations prior to initial delegation of proxy voting authority and on at least an annual basis thereafter.

Board Reporting

On at least an annual basis, the Manager will present a summary of the voting records of the Funds to the Boards of Trustees for their review. The Manager will notify the Boards of Trustees of any material changes to its proxy voting policies and procedures.

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APPENDIX B

TOCQUEVILLE ASSET MANAGEMENT
PROXY VOTING POLICY GUIDELINES

Proxy Voting Policy Guidelines

Overview

It is impossible to establish policies so comprehensive as to address every issue presented for a proxy vote by either corporate management or shareholder proponents. Accordingly Tocqueville has adopted "guidelines" that generally pertain to 95% of all proxy proposals presented. By definition, these guidelines do not dictate a particular result but rather provide the policy foundation for determining an appropriate course of action for voting proxies.

These guidelines are designed to be applicable to the proxy voting process for U.S. domestic corporations as well as to the proxy voting process for Canadian issuers. In light of the complexity, timing, variety and language barriers of voting proxies in multiple foreign jurisdictions, Tocqueville has determined that it is the best interest of its clients to adopt the Global Proxy Voting Policies of Institutional Shareholder Services ("ISS") as the voting policies for Tocqueville.

Due to the precatory nature of most shareholder proposals, latitude may be given to supporting resolutions that "request" the board of directors' consideration of a particular corporate action or policy, whereas a stricter standard may be imposed if the shareholder proposal is a by-law amendment that, if approved, mandates implementation by the board.

When an issue is presented for the first time ever, Tocqueville may abstain until the there is an opportunity to analyze the subject matter for the adoption of a formal guideline.

In special matters, such as a "hostile" takeover, contested election of directors, proposed merger or acquisition, equity research analysts of Tocqueville and proxy voting advisory research services will provide additional insight on the both the financial and corporate governance aspects of the situation. As always, the ultimate vote cast will be based on what Tocqueville determines to be in the best financial interest of its clients toward the maximization of shareholder value.

Guidelines on Management Proposals

Appointment of Auditors Generally *Supports the choice of auditors recommended by the independent audit committee of the board of directors, but prefers that there be a rotation of the firm auditing the company every ten (10) years. Such support may be withheld if (a) An auditor has a financial interest in or association with the company, and is therefore not independent; (b) There is reason to believe that opinion rendered by the independent auditor is neither accurate nor indicative of the company's financial position; (c) Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or (d) Fees for non-audit services ("Other" fees) are excessive as determined by ISS.

Classified/Staggered Boards *Supports the annual election of all directors.*Does not support the establishment of staggered terms or "classified" boards. However support will not be withheld for the election of directors simply because the board is currently classified.

Confidential Ballot *Supports confidential voting by shareholders, and the use of independent tabulators and inspectors of election. *Supports proposals seeking to maintain the confidentiality of votes cast by proxy on uncontested matters, including a running tally of votes for and against. *Does not support any attempt to either circumvent or curtail the confidentiality of the voting process, or use information obtained during the voting process to influence the outcome of the voting. *Supports proposals requesting the adoption of a uniform method of vote tabulation to insure that the support for management and shareholder proposals be calculated in the same manner (e.g., If abstentions are excluded when calculating director support, abstentions should be excluded when calculating support for shareholder proposals)

Consent Proceedings/Special Meetings *Does not support the elimination or restriction of the shareholder right to solicit written consents for the removal and election of directors without a shareholder meeting. *Does not support restricting the ability or right of shareholders to call a special meeting of the company.

Contested Election of Directors *Case-by-case analysis will be undertaken to review the a) long term financial performance of the company, b) management's track record, c) qualifications of both slates of candidates, d) basis for the proxy contest, e) likelihood of proposed objectives being met and f) ultimate best economic interest of all shareholders.

Cumulative Voting *Supports allowing shareholders to cast cumulative votes by multiplying the number of shares owned by the number of director candidates and casting the total vote for any individual or slate of candidates. Cumulative voting may result in a minority bloc of stock being represented on the board and may also provide the most effective means for getting a difference in viewpoint on the board.

Director Liability & Indemnification *Supports a limitation on director liability and increased indemnification provided there is an exception to such indemnity in the event of fraud or a violation of fiduciary duty by any director. In particular, Does not support any proposal that would affect a director's liability for (a) breach of the duty of loyalty, (b) acts or omissions not in good faith or involving intentional misconduct or knowing violations of law, (c) unlawful purchase or redemption of stock, (d) payment of unlawful dividends, or (e) receipt of improper personal benefits. *Supports indemnification of legal expenses of directors and officers who acted in good faith and for a purpose they reasonably believe to be in the corporation's best interest. *Does not support increasing the indemnification of directors or officers for damages caused by violations of the duty of care.

Director Nomination by Shareholders The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals

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is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board. *Supports an additional limitation as to the number of shareholders that may aggregate holdings in order to meeting the ownership percentage threshold (i.e. no more than 20).

Dual Class Stock *Does not support the creation or extension of dual class or unequal voting rights stock which reduces the voting power of existing shareholders and concentrates significant power in management.

Election of Directors *Support for the election of directors will be based primarily on the long-term economic performance of the company, its corporate governance principles and practices and the maintenance of accountability & independence of the board of directors. A failure of the directors to exercise appropriate oversight of management or to advance the best financial interests of shareholders could result in the withholding of election support. Where less than 75% of the board is independent directors (as defined below): *Does not support the election of non-independent nominees or the members of the Nominating Committee. *Does not support the election of the Audit Committee Chair (or Audit Committee members if classified board and Audit Chair is not a current nominee) who fails to submit the appointment of auditors to shareholders for ratification. *Does not support the election of the Audit Committee Chair if the Audit Committee has selected auditors for which ratification is being withheld under the guideline for "Appointment of Auditors" noted above. In recognition of the substantial equity stake held by certain directors or shareholders, on a case-by-case basis, director nominees who are or represent such shareholders may be supported under our board and committee independence policies provided the company has adopted independence and governance criteria identified by ISS.*As to individual directors, the failure of a director (except new nominees) to attend 75% of the meeting of the board and committees of which the director is a member, without particular justification (i.e., illness) will result in the withholding of support. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, support will be withheld from the director(s) in question.*Does not support election of directors, other than first time candidates, who have failed to personally invest their own funds in an equity position in the company. *Does not support the election of directors if the board has failed or refused to implement as corporate policy the resolve of a shareholder resolution which received the favorable vote of the majority of the votes cast during the preceding annual meeting. *Does not support the election of members of Governance Committee (or equivalent) if the company's charter or articles of incorporation impose an outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements to file such by-law amendments are in excess of SEC Rule 14a-8. Vote against on an ongoing basis. We believe the shareholders' ability to amend the bylaws is a fundamental right of ownership which should not be infringed upon.*Does not support the election of persons nominated for director who seek to serve on four or more public company boards of directors. *Does not support the election of a Chairman of the Board or the Chief Executive Officer of a company who serve on the board of more than one public company besides their own. Further, support will be withheld for the election of directors who have a demonstrated history of disregard for shareholder interests. This will be most prevalent with (a) members of the Compensation Committee adopting executive compensation programs either too excessive or without regard for the financial performance of the company, (b) members of the Audit Committee if the company has corporate governance deficiencies or wrongdoings, (c) members of the Compensation Committee where the backdating of options was approved, or (d) the entire Board where it has failed to adopt corrective measures to re-price the backdated options or to recoup option gains on the backdated grants. *Support will be withheld for the election of the entire board of directors, if: The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), reneges on a commitment to put the pill to a vote; or makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval. *Support will be withheld for the election of the entire board if: A company completes its initial public offering (IPO) with a multi-class capital structure (with unequal voting rights), a classified board, supermajority vote requirements or other governance provisions deemed contrary to shareholder interest and fails to either reverse such provisions or put each provision to a shareholder vote within three years after the completion of the IPO.*Does not support the election of directors nominated by slate ballot, which requires a vote being cast for all nominees collectively. This policy will not apply to contested director elections. *Does not support the adoption of bylaw provisions that would allow for the appointment of an alternate director, who has not been elected to the board by shareholders, to attend board or committee meetings in place of the duly elected director.

Certain principles of corporate governance can impact performance and therefore may be considered in determining whether to support the election of directors:

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Seventy-five percent (75%) of directors should be non-management independents with no direct relationship with the company. Independence shall be evidence by (1) not being employed by the company or an affiliate in an executive capacity within the past three years, (2) not being or having been employed with a company or firm that is a paid advisor or consultant to the company, (3) having no personal services contract with the company, and (4) not being an immediate family member related to any current director or senior executive of the company or not being related to several employees of the company.

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The audit committee, nominating committee and compensation committee of the board should be comprised entirely of non-management independent directors.

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Directors should not take specific action considered particularly detrimental to shareholder interests; should not adopt excessive forms of compensation or severance agreements to protect economic interests of particular executives without approval of shareholders; and, should not adopt or implement excessive defensive measures that entrench management rather that protect shareholder value.

The plethora of compensation packages, products or arrangements that constitute poor or offensive compensation practices has expanded, virtually unchecked or challenged. Shareholders have reason to be outraged at excessive rewards having no relationship or relevance to performance or merit.

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We are in agreement with ISS that such practices should prompt the withholding of support for the Compensation Committee, and most likely the entire Board when we have identified:

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Employment contracts having egregious multi-year guarantees of bonuses or grants

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"Perks" excessively dominating compensation

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There is a significant misalignment between CEO pay and company performance (pay for performance) Performance metric or criteria being changed during the performance period

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Outrageous pension payouts

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Excessive severance or new hire compensation packages

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Options backdating

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Change-in-control payouts without loss of job or significant reduction of job responsibilities

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The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or

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The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions

Employee Stock Purchase Plans *Supports employee stock purchase plans provided that the plan is available to all employees, the purchase price is not less than 85% of the market price, employees are investing their own funds and the number of shares allocated for the plan does not excessively dilute the ownership interest of current shareholders.

Executive & Director Compensation Proposals to adopt or extend executive compensation plans are reviewed on a case-by-case basis, but any compensation plan must have the overriding purpose of motivating corporate personnel through performance incentives and must not be unduly generous. However, *Does not support a compensation plan that excessively consumes corporate resources or is dilutive to earnings and asset values. Additional negative factors of a compensation plan include: a) excessive dilution; b) options at below market prices; c) restricted stock giveaways awarding longevity rather than performance; d) stand-alone stock appreciation rights; e) loans or other forms of financial assistance to award holders; f) abusive change of control payments; g) excessive severance agreements; and h) blank-check authority to the administering committee to set or forgive terms as it desires.

Guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Executive Compensation Plan proposed, such executive pay and practices proposals, as well certain aspects of outside director compensation, will be addressed on a case-by-case basis in accordance with guidance from ISS. However *Does not support management say on pay (MSOP) proposals, the election of compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or an equity-based incentive plan proposal if:

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There is a misalignment between CEO pay and company performance (pay for performance);

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The company maintains problematic pay practices;

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The board exhibits poor communication and responsiveness to shareholders.

Director Compensation Equity ownership by directors is encouraged and a compensation structure should include shares of stock as a portion of the annual fee, however, *Does not support stock options for outside directors. *Does not support the creation of retirement benefits for outside directors. *Does not support granting bonuses or options to outside directors in the event of a "change of control", but *Supports the acceleration of awards already granted to avoid a sacrifice of benefits in such an event.

Stock Option Plans *Does not support either the adoption or extension of stock option plans or plan amendments that result in excessive dilution. *Does not support omnibus stock option plans with multiple types of awards in one plan because shareholders should have the opportunity to vote on the separate components of each plan. *Does not support the granting of stock appreciation rights since they defeat the purpose of giving employees a long-term equity stake in the company. *Does not support stock depreciation rights that pay the employee cash when the market price of an option previously granted declines. *Does not support plans allowing for the repricing of options that have gone "underwater" (unless resulting from a market wide event over the short term rather than company specific poor performance). *Does not support option exercise pricing at below the market price of the stock on the date of grant. *Does not support the reloading of options so that the stock available under the plan automatically increases as the exercise of options increases. *Does not support the extension of the option exercise period more than three years beyond retirement because it gives retired executives unlimited upside profit potential from movement in the stock price that is unrelated to any effort of the executive to improve performance.

Executive Loans Consistent with the Sarbanes-Oxley Act of 2002 prohibition against personal loans to corporate officers or directors, *Does not support company loans to executives/employees for use in paying for stock or stock options with a promissory note or to borrow money from the company. *Does not support a loan at rates substantially below market rates. *Does not support the forgiveness of loans upon termination or retirement. Any existing loans and action taken with regard to them must be fully disclosed to shareholders and have been made only pursuant to plans previously approved by the board of directors.

Incentive Compensation Plans *Does not support incentive compensation plans that are not specifically related to corporate and individual performance such as restricted stock or cash equivalents as a reward for staying with the company a certain number of years, but are not tied to performance goals.

Fair Price Amendments *Supports proposals that prohibit a two-tier pricing system by requiring anyone seeking to acquire a company to pay every shareholder a fair price. *Does not support such amendments if they are coupled or linked with a supermajority vote requirement or other anti-takeover defensive device.

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Golden Parachute Compensation Proposals seeking shareholder approval of "golden parachute" compensation present complex and significant issues often requiring extensive analysis. While recognizing the need and equity of a severance package program, such programs should not be exorbitant or excessive. Guided by the terms of the programs and the ultimate board rationale for the package proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. Circumstances where the golden parachute vote is incorporated into a company's separate advisory vote on compensation (management "say on pay") will be viewed as a "linked or bundled proposal" resulting in a vote of *Does not support.

Linked Proposals *Does not support proposals which link or bundle two or more elements or issues, that are not separately beneficial to shareholders, together in one proposal: such as when a proposal includes one or more elements that could have an adverse impact on shareholder value/rights or that violates a policy developed under these Guidelines, Such proposals can be used as either a means to disguise what is being sought or a form of coercion (i.e. a fair price amendment linked to a supermajority amendment or a corporate governance reform linked to the payment of a dividend).

Mergers & Acquisitions *Case-by-case analysis and evaluation will be conducted by equity analyst staff to determine whether the planned merger or acquisition is in the ultimate best financial interest of shareholders and our clients.

Private Placement Financing *Does not support proposals seeking blanket shareholder approval of the unrestricted issuance or the issuance of more than 10% of equity shares for private placement financing. Without having explanation and information on a specific placement, shareholders should not relinquish such broad discretion for equity financing to the board.

Poison Pills *Does not support the creation or extension of poison pills, involving the issuance of preferred stock purchase rights unilaterally declared as a dividend without shareholder approval, that can result in insulating incumbent management against competitive bids for the company. *Does not support any form of management entrenchment device and practice, thus poison pills presented for shareholder approval will not be supported.

Pre-emptive Rights *Does not support proposals seeking to eliminate the pre-emptive right of shareholders to maintain their proportional ownership position by having the first opportunity to purchase additional shares made available through a new public offering. Such rights not only reduce the negative impact of dilution otherwise caused by newly issued shares, but also preserve the voting interests of the shareholders.

Proxy Process *Does not support the elimination or restriction of shareholders' access to the proxy process. Federal and state law authorizes the filing of shareholder resolutions that are limited in scope by the procedures of SEC Rule 14a-8, providing a means by which shareholders may pursue the accountability of directors and the future policy direction of the company.

Reincorporation *Supports proposals for reincorporation to another jurisdiction when a sound financial or business reason is demonstrated. *Does not support such proposals when posed as part of an anti-takeover defense or solely to limit directors' liability.

Say on Pay *Supports shareholders having an annual opportunity to review, evaluate and have a "say" on executive pay practices. U.S. Domestic Issuers listed in different countries with multiple compensation proposals on the ballot pertaining to the same pay program will be assessed on a case-by-case basis using the following guiding principle: (1) align voting recommendations so as to not have inconsistent recommendations on the same pay program, and (2) use the policy perspective of the country in which the company is listed. However, if there is a compensation proposal on a ballot under which there is no applicable U.S. policy, the policy of the country requiring it to be on ballot will apply. This is a limited carve out; for U.S.-listed companies, most markets' say-on-pay proposals will be viewed from a U.S. say-on-pay policy perspective.

Size of the Board *Supports the board of directors' discretion, with shareholder approval, in setting the size of the board.

Stakeholder Proposals *Does not support proposals seeking to redefine the "business judgment rule" and provide a wide range of director discretionary considerations as to the impact of corporate actions on its employees, customers, creditors and communicates. Allowing consideration of stakeholders can undermine the pre-eminence of shareholder rights and may have a negative impact on the company.

Stock Authorization Providing the board of directors with flexibility in changing financial conditions is desirable, but an increase of authorized stock as an anti-takeover defensive mechanism is not. *Supports an increase of authorized common stock when management demonstrates a specific need or intent to meet immediate business needs (i.e. stock split, recapitalization or funding of employee stock purchase plan). An increase of greater than 100% of the current authorization will be evaluated on the basis of the company's need for additional shares. *Does not support the authorization of or an increase in blank-check preferred stock unless management provides an explanation of the specific financial purpose and benefit of the issuance, and details all voting rights associated with the preferred stock. For companies treated as U.S. domestic issuers by the SEC, with a sole listing in the U.S., but which are required by the laws of the country of incorporation to seek approval for all share issuances. of general share issuance authorities (i.e. those without a specified purpose), *Supports the issuance of up to a maximum of twenty percent (20%) of currently issued capital, provided the duration of the authority is clearly disclosed and reasonable (i.e. up to three years). Share issuance mandates at dual-listed companies which are required to comply with listing rules in the country of incorporation will be evaluated and voted on pursuant to the ISS policy for that market.

Supermajority Amendments *Does not support proposals that would establish a supermajority vote threshold (higher than 2/3) for shareholder approval of any action of the board of directors, including but not limited to the adoption or amendment of the company charter or bylaws, or the merger with or acquisition of/by another corporate entity.

TARP Compensation Plans *Proposals seeking shareholder advisory votes on TARP Fund Compensation Plans present complex and significant issues requiring extensive analysis. As long as the shareholder vote continues to be non-binding; guided by analyses of performance metrics, peer group adoptions, a balance of fixed vs. performance driven compensation, excessive practices, board responsiveness to investor input and the ultimate board rationale for the Plan proposed, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS.

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Guidelines on Shareholder Proposals

Auditor Independence *Supports proposals seeking to restrict the public accounting firm retained to perform auditing services for a company from also engaging in management consulting service for the company. *Supports company initiatives that also seek shareholder ratification of the appointment of the separate management consulting firm.

Board Diversity *Does not support proposals that encourage diversified representation on the board merely for the sake of diversification. *Supports proposals that seek to expand the search for qualified director candidates without regard to race, creed or color. *Does not support proposals that dictate the inclusion or exclusion of particular classes or groups as directors. *Does not support proposals that suggest, recommend or require specific personal, professional or educational qualifications for director nominees. In our view, establishing the criteria for qualified independent directors is both the duty and prerogative of the (presumably) independent nominating committee of the board.

Bonus Recapture *Supports the recapture of executive bonuses proven to be unearned as a result of significant restatement financial results or other "corrections" that dramatically alter the performance target achievements used to determine and calculate such bonuses. In the event of a significant restatement of financial results or an extraordinary write-off subsequent to the awarding of performance incentives, such awards must be recalculated to ascertain that the performance criterion was, in fact, achieved. In our view, any management personnel who receive compensation based on what is subsequently determined to be erroneous information, whether the result of intentional misconduct or simple error, should return those sums as they were not, in fact, earned based on meeting established performance criteria.

Business Continuity *Supports proposals seeking the adoption of a documented CEO succession planning policy. It is imperative that all companies have succession plans in place. The SEC expects that investment advisers provide for such succession plans in their business continuity programs, and it is logical for us support such proposals barring significant foundation to do otherwise.

Business Operations *Does not support shareholder proposals that seek to dictate the course, content or direction of business operations. *Does not support proposals asking suppliers, genetic research and food retail companies and restaurants to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Charitable/Political Contributions *Does not support proposals seeking to direct how and to whom the company should make charitable, philanthropic and political contributions. *Does not support proposals seeking to bar the company from making any political contributions. Legislation and rule promulgation significantly impact on the ability to do business. Barring all political contributions could put the company at a competitive disadvantage. *Supports reasonable requests for disclosure of such contributions (except the publishing in newspapers and public media) as an element of the board's accountability to shareholders, provided it does not entail excessive costs. *Does not support proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

Climate Change *Supports proposals seeking increased disclosure regarding the risks of liability and cost to a company's business operations, financial security and reputation that may result from climate changes caused by green-house gas emissions and "global warming". Insurers having begun to factor directors' actions to address the potential risks associated with climate change in the determination to provide directors-and-officers liability coverage, it is equally important that there be increased disclosure to shareowners of how the board plans to address and mitigate these risks.

Director Compensation Approvals *Does not support proposals seeking to establish the annual approval by shareholders of compensation for non-employee directors. If dissatisfied with the levels of compensation being paid our displeasure is expressed by withholding support for the election of the board or the Compensation Committee members in particular. * Supports proposals requesting submission of "golden coffins" to a shareholder vote or to eliminate the practice altogether. Shareholders deserve the opportunity to review and approve or reject corporate policies that could oblige the company to make payments or awards including, but not limited to unearned salary or bonuses, accelerated vesting of unvested equity grants, or other "perks" in lieu of compensation following the death of senior executives. A benefit program or equity plan proposal to which the broad-based employee population is eligible are generally not considered such a "golden coffin".

Director Governance & Policy *Supports proposals promoting good corporate governance by seeking a majority of non-management, independent directors, and the formation of totally independent audit, nominating and compensation committees. *Supports the elimination of retirement plans for non-management independent directors. *Supports proposals seeking the separation of the offices of Chairman and Chief Executive Officer in order that the structure and style of leadership does not compromise the Chairman's duty to oversee management or give the CEO undue power to determine corporate policy. As an alternative to requiring the separation of these offices, *Supports the appointment of an independent lead director. In the event of such an appointment, *Does not support the separation of the principal offices. *Does not support the establishment of artificial qualifications for directors such as mandatory retirement age, term limits and minimum stock ownership. The board's internal self-evaluation of director performance should determine whether a director continues to be qualified for the board. *Does not support proposals requesting the creation of a new standing board committee on social issues unless ISS determines that existing oversight mechanisms (including current committee structure) are grossly insufficient, the level of current board disclosure regarding the issue for which oversight is sought is inadequate, or the company has a record either poor performance or no performance in addressing the underlying social issue.

Director Nomination Processes The proposition that shareholders have an effective and equitable means of participating in the election of directors is one that we support provided that it is achieved with uniform application. The difficulty with addressing this topic via shareholder proposals is one of definition. Accepting that substantial long-term shareholders should have the means to nominate directors for inclusion in the company proxy statement, what is a reasonable amount and duration of such a holding? Until the SEC and/or state legislatures establish the nomination and election processes for directors and a uniform process is applicable to all corporations, we are not enthralled with the piecemeal approach to resolving this important governance issue. However, *Does not support proposals seeking to have multiple nominees for each director position being elected. *Supports proposals seeking to authorize holders of 3% or more of outstanding shares for at least three years to nominate up to 25% of board seats available whose names would appear in the company proxy statement, for election to the Board.

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Disclosure Issues *Supports proposals seeking disclosure to shareholders on business activities provided there is no excessive cost to the company, the request is reasonable, the information would be of benefit to all shareholders and is not otherwise readily available. *Does not support disclosure when the information being sought is proprietary, confidential, duplicative, excessive or irrelevant to the operation of the company. *Does not support proposals seeking disclosure that exceeds SEC requirements about executive compensation, director nominees or corporate employees' prior professional service. *Proposals requesting a company report on its energy efficiency policies are reviewed on a case-by-case basis, considering the company's: current disclosure related to energy efficiency policies, initiatives, and performance measures; level of participation in voluntary energy efficiency programs and initiatives; compliance with applicable legislation and/or regulations regarding energy efficiency; and energy efficiency policies and initiatives relative to industry peers. *Supports proposals requesting a report on company policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, unless ISS determines that: the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; the company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and The company has not been recently involved in relevant significant controversies or violations. *Proposals requesting the company to review and report on the financial and reputation risks associated with operations in "high risk" markets, such as a terrorism-sponsoring state or otherwise, will be reviewed on a case-by-case basis taking into account guidance and evaluation by ISS. *Guided by the analysis of ISS, proposals requesting reports outlining the potential community impact of company operations in specific regions considering will be reviewed on a case-by-case basis taking into consideration the impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company's operations in question, including the management of relevant community and stakeholder relations; and, the degree to which company policies and procedures are consistent with industry norms. *Does not support proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data.

Drug Patent Extension The business decision to request an extension of the patent on a prescription drug is not, per se, an unethical endeavor. While the FTC has ultimate authority to regulate the competition between generic and patent protected drugs, and to insure that any request for patent extension is pursued within the parameters of the pertinent statute (Hatch-Waxman law), it is not an unreasonable request that the board of directors adopt ethical standards for its process of seeking a patent extension and to report to shareholders on such standards. *Supports proposals resolving such a reasonable request.

Election of Directors * Support proposals seeking to have the electoral threshold for directors raised to a majority of shareholders entitled to vote provided the proposal is reasonably crafted, whether binding bylaws and precatory (nonbinding), and further provided that it does not conflict with State law of incorporation. Consideration is given to voting against such a proposal if the company has adopted formal corporate governance principles that present an effective equivalent to the majority voting proposal (including director resignation policies) or if the proposal does not exempt contested elections from the majority standard. Consideration is also given to the company's history of accountability to shareholders in its governance structure & past actions. *Does not support proposals seeking the adoption of company policy that would forbid any director having more than 25 percent of the vote cast for his/her election to the board withheld by shareholders from serving on any key board committee. Having established as policy that directors should receive a 50 percent vote in support of their election to the board, there is little to be gained in establishing additional vote thresholds for being members of key board committees.

Energy & Environmental Issues *Supports proposals promoting the preservation of the global environment by seeking the adoption of the CERES Principles that encourage the company to operate in a manner that protects the environment as well as the safety and health of its employees. If a corporation's environmental record is proven so poor as to have (or the potential for) a negative economic impact on shareholder value, support may be given to a proposal seeking specific action directed at significantly improving the company's poor environmental record. *Supports proposals requesting that companies to adopt policies to reduce the danger of potential catastrophic chemical releases at chemical and/or manufacturing plants. Proposals requesting that companies report on such policies will be reviewed on a case-by-case basis in accordance with guidance from ISS.

Equal Employment/Anti-Discrimination *Supports proposals seeking prohibitions against discrimination based on race, color, creed, sex, religion, sexual orientation, labor organization affiliation or activities, or non-job related criteria.

Executive Compensation * Does not support proposals seeking to establish arbitrary limits or caps on executive compensation.* Supports proposals seeking to link compensation to financial performance objectives and/or shareholder value. *Does not support "common sense executive compensation" proposals seeking to establish arbitrary limitations or caps on executive compensation or to dictate the considerations weighed by compensation committees in determining the appropriate levels of competitive compensation programs.* Supports the use of "indexed stock options" having an exercise price indexed or linked to a market or industry peer group stock performance index. * Does not support proposals linking executive compensation to corporate social responsibility performance measures. * Supports proposals seeking annual advisory shareholder votes on executive pay practices. Such "say on pay" proposals are patterned after similar practices in the UK, Sweden and Australia where shareholders exercise a non-binding vote on executive compensation. The expansion of compensation discussion and the Summary Compensation Table now mandated by the SEC should provide shareholders a better understanding of the amounts & types of executive pay as well as the factors considered by the Compensation Committee in establishing such programs. * Supports proposals requesting boards to adopt "pay-for-superior performance" compensation plans for senior executives if the proposal seeks plans that set forth the financial performance criteria (financial or stock price based) to be benchmarked against a reasonable peer group performance and further request that the company exceed the mean performance of the disclosed peer group on the selected criteria. Any long-term equity compensation component of the plan should also specify the performance criteria to be benchmarked against others. The receipt of such equity based compensation must require company performance that exceeds the mean performance of the peer group on the selected criteria. * Supports proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy. *Proposals seeking to expand executive compensation restrictions beyond those contained in the TARP program for companies seeking to participate in the U.S. Treasury Department's bailout program may be viewed as a symbolic call on companies receiving this relief to adhere to higher compensation standards, a number of which were proposed in earlier drafts of the TARP legislation. The need or desire for

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compensation restrictions beyond those mandated by statute cannot and should not be applied or adopted in a uniform manner. Accordingly, such proposals will be addressed on a case-by-case basis in accordance with guidance from ISS. *Guided by the analysis of ISS, proposals seeking the adoption of a policy requiring any future senior executive severance agreements that provide for payments made upon change in control be "double triggered" and not allowing for accelerated vesting of unvested equity awards will be addressed on a case-by-case basis. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are generally considered poor pay practices and could even result in withheld votes from compensation committee members. The second component of these proposals, the elimination of accelerated vesting, requires consideration of the company's current treatment of equity in change-of-control situations and current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Expensing Stock Options *Does not support proposals seeking to have a company expense future stock options as this would result in the understatement of the true cost of the dilution and would obscure the company's profitability.

Incorporation Jurisdiction Acknowledging the good governance practices and protections afforded shareholders in the United States, and also noting the financial impact of cost and taxation considerations of incorporating "off shore", *Does not support proposals seeking to dictate the jurisdiction of incorporation. The determination of where to incorporate is a fundamental business decision balancing the combined economic and governance interests of the shareholders that is best left to the Board of Directors.

International Human Rights *Does not support proposals seeking specific action to promote human rights outside the United States. *Abstain on proposals seeking disclosure about international business activities. *Supports the adoption and implementation of the Global Sullivan Principles in light of their previous significant success in advancing human rights within U.S. corporate operations in South Africa. *Supports that adoption and implementation of the MacBride Principles of Fair Employment in Northern Ireland in light of advancements made within U.S. corporations there to eliminate religious discrimination in employment and hiring. *Supports the adoption and implementation of the China Business Principles as being a logical extension of the Sullivan Principles and the McBride Principles that have been effective in improving both the opportunity and condition of employment for workers.

Majority Voting Standard *Does not support reducing the vote threshold for approval of all issues from two-thirds of the shares eligible to vote to a simple majority of the votes cast. While opposed to "super-majority" thresholds of 75%, we are equally comfortable with shareholder approval by the 2/3 of the shares entitled to vote. Lowering the standard to a simple majority of votes cast could result in a near-controlling shareholder or an otherwise minority group of shareholders exercising undue influence or dictating the course of the company which, in our view, is neither in the best interest of all shareholders nor necessarily representative of their wishes.

Military Issues *Abstain on proposals pertaining to military issues/operations or the production of products used by or created for the military.

Poison Pill *Supports proposals seeking to have the creation of future and the extension of current poison pills be subjected to shareholder approval. The redemption of poison pill should be evaluated on a case-by-case basis, therefore *Does not support proposals that bundle the redemption of an existing pill with the shareholder approval of poison pill adoption.

Prearranged Trading Plans *Supports proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include: adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board; ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan; reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan; and, an executive may not trade in company stock outside the 10b5-1 Plan. In addition, trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Proxy Process *Does not support proposals seeking to expand the means or criteria for shareholders to gain access to or inclusion in issuer proxy materials unless such modification of process is done pursuant to SEC Rule uniformly applicable to all corporations. *Supports proposals seeking to establish an engagement process between the board of directors and proponents of shareholder proposals that have been supported by a majority of the votes cast.

Radioactive Waste Recognizing that all policies and procedures regarding radioactive waste must comply with regulations promulgated by the NRC, *Supports proposals seeking a renewal or new review of company policy in order to implement processes to reduce vulnerability to catastrophic nuclear accidents as being reasonable and as not imposing undue burden or costs on the company.

Severance Agreement Approval *Supports shareholder approval of severance packages that will provide for benefits greater than 2.5 times compensation (salary & bonus).

Share Retention *Supports proposals seeking the board of directors to adopt a policy requiring that directors and/or executives retain a percentage of shares acquired through equity compensation programs during their employment. However, *Does not support proposals that seek to establish a minimum percentage of shares to be retained. While the percentage should be relatively high, the board of directors should determine what is appropriate for the particular equity compensation programs of the company. *Does not support proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. However, *Supports such a proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks. *Does not support proposals that seek to require the retention by executives of a significant percent of equity awards obtained through compensation plans for a designated period of years after retirement. Ideally the companies have rigorous stock ownership guidelines and a holding period requirement that encourages significant long-term ownership and meaningful retention as long as executives are employed with the firm. With retirement, such guidelines and requirements should only be applicable to shares recently granted upon retirement. In our view, imposing additional or further restrictions on previously vested shares is inappropriate.

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Succession Planning *Supports proposals requesting the board to adopt and disclose the nature of the company succession plan for management. It is imperative that all companies have succession plans in place. It is equally imperative the proprietary and private details of such a plan remain confidential. There can be a balance between keeping shareholders informed of the process and maintaining competitively sensitive information. Unless the proposal is unreasonable in its request for information and material to be disclosed, support should be given to the adoption of a succession program policy and disclosure.

Supplemental Executive Retirement Plans (SERPs) *Supports proposals requesting shareholder approval of extraordinary benefits contained in SERP agreements unless the benefits in the executive pension plan are not excessive when compared to those offered in employee-wide plans. *Supports proposals seeking to limit SERP benefits by limiting the "qualified compensation" used to establish such benefits to the executive's annual salary, exclusive of any incentive or bonus pay.

Tobacco *Does not support proposals advocating the disinvestment of tobacco operations or to otherwise effect the production of tobacco related products. *Supports proposals that seek either a uniform international warning system on the health risks of tobacco use or increased corporate public education activities regarding the health risks of tobacco use. *Review on a case-by-case basis proposals pertaining to issues such as youth smoking, cigarette smuggling and internet sale of cigarettes.

Workers' Rights *Supports proposals directed at the fair treatment of workers and their labor organizations seeking labor/management cooperation and enhance labor/management relations. *Supports the adoption of workplace codes of conduct and rights of employment protecting against child or compulsory labor, discrimination and freedom of association, such as those included in the ILO Conventions, which are in conformance or even may exceed the local law of a foreign jurisdiction. The fundamental rights of employment protection and workplace safety should be uniformly available to all workers engaged in the production of products and services sold by U.S. corporations regardless of the geographic location of the factory or plant.

Revision History

Policy Adopted
06/01/03

Policy Expansion
04/16/04

Policy Revisions
 05/17/04,  06/04/04,  08/19/04, 04/07/05, 05/17/05, 03/29/06, 02/05/07, 02/23/07, 03/21/07, 04/09/07, 03/28/08, 04/20/09, 05/05/10, 01/20/11, 04/20/11, 10/11/12, 12/13/12, 04/03/13, 04/21/14, 02/03/16, 12/15/16, 02/17/17, 02/12/18

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APPENDIX C

Ratings Definitions

Below are summaries of the ratings definitions used by some of the rating organizations. Those ratings represent the opinion of the rating organizations as to the credit quality of the issues that they rate. The summaries are based upon publicly available information provided by the rating organizations.

Ratings of Long-Term Obligations and Preferred Stocks — The Fund utilizes ratings provided by rating organizations in order to determine eligibility of long-term obligations. The ratings described in this section may also be used for evaluating the credit quality for preferred stocks.

Credit ratings typically evaluate the safety of principal and interest payments, not the market value risk of bonds. The rating organizations may fail to update a credit rating on a timely basis to reflect changes in economic or financial conditions that may affect the market value of the security. For these reasons, credit ratings may not be an accurate indicator of the market value of a bond.

The four highest Moody's ratings for long-term obligations (or issuers thereof) are Aaa, Aa, A and Baa. Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk. Obligations rated Aa are judged to be of high quality and are subject to very low credit risk. Obligations rated A are judged to be upper-medium grade and are subject to low credit risk. Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Moody's ratings of Ba, B, Caa, Ca and C are considered below investment grade. Obligations rated Ba are judged to be speculative and are subject to substantial credit risk. Obligations rated B are considered speculative and are subject to high credit risk. Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk. Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest. Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest. Moody's also appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

The four highest S&P Global ratings for long-term obligations are AAA, AA, A and BBB. An obligation rated AAA has the highest rating assigned by S&P Global. The obligor's capacity to meet its financial commitments on the obligation is extremely strong. An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitments on the obligation is very strong. An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitments on the obligation is still strong. An obligation rated BBB exhibits adequate protection parameters; however, adverse economic conditions or changing circumstances are more likely to weaken the obligor's capacity to meet its financial commitment on the obligation.

S&P Global ratings of BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions. An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation. An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. An obligation rated CC is currently highly vulnerable to nonpayment. The CC rating is used when a default has not yet occurred, but S&P Global expects default to be a virtual certainty, regardless of the anticipated time to default. An obligation rated C is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher. An obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the D rating category is used when payments on an obligation are not made on the date due unless S&P Global believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to D if it is subject to a distressed exchange offer. NR indicates that a rating has not been assigned or is no longer assigned. The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

The four highest ratings for long-term obligations by Fitch Ratings are AAA, AA, A and BBB. Obligations rated AAA are deemed to be of the highest credit quality. AAA ratings denote the lowest expectation of default risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events. Obligations rated AA are deemed to be of very high credit quality. AA ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events. Obligations rated A are deemed to be of high credit quality. An A rating denotes expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings. Obligations rated BBB are deemed to be of good credit quality. BBB ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

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Fitch's ratings of BB, B, CCC, CC, C, RD and D are considered below investment grade or speculative grade. Obligations rated BB are deemed to be speculative. BB ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments. Obligations rated B are deemed to be highly speculative. B ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment. Obligations rated CCC indicate, for issuers and performing obligations, default is a real possibility. Obligations rated CC indicate, for issuers and performing obligations, default of some kind appears probable. Obligations rated C indicate exceptionally high levels of credit risk. Default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a 'C' category rating for an issuer include: (a) the issuer has entered into a grace or cure period following non-payment of a material financial obligation; (b) the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; (c) the formal announcement by the issuer or their agent of a distressed debt exchange; or (d) a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent. Obligations rated RD indicate an issuer that in Fitch Ratings' opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased operating. This would include: (a) the selective payment default on a specific class or currency of debt; (b) the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation; (c) the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or (d) execution of a distressed debt exchange on one or more material financial obligations. Obligations rated D indicate an issuer that in Fitch Ratings' opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business. Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange. "Imminent" default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future. In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

Ratings of Municipal Obligations — Moody's ratings for short-term investment-grade municipal obligations are designated Municipal Investment Grade (MIG or VMIG in the case of variable rate demand obligations) and are divided into three levels — MIG/VMIG 1, MIG/VMIG 2 and MIG/VMIG 3. The MIG/VMIG 1 rating denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing. The MIG/VMIG 2 rating denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group. The MIG/VMIG 3 rating denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established. An SG rating denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

S&P Global uses SP-1, SP-2, SP-3, and D to rate short-term municipal obligations. A rating of SP-1 denotes a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation. A rating of SP-2 denotes a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. A rating of SP-3 denotes a speculative capacity to pay principal and interest. A rating of D is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Ratings of Short-Term Obligations — Moody's short-term ratings, designated as P-1, P-2, P-3, or NP, are opinions of the ability of issuers to honor short-term financial obligations that generally have an original maturity not exceeding thirteen months. The rating P-1 is the highest short-term rating assigned by Moody's and it denotes an issuer (or supporting institution) that has a superior ability to repay short-term debt obligations. The rating P-2 denotes an issuer (or supporting institution) that has a strong ability to repay short-term debt obligations. The rating P-3 denotes an issuer (or supporting institution) that has an acceptable ability for repayment of senior short-term policyholder claims and obligations. The rating NP (Not Prime) denotes an issuer (or supporting institutions) that does not fall within any of the Prime rating categories.

S&P Global short-term ratings are generally assigned to those obligations considered short-term in the relevant market. A short-term obligation rated A-1 is rated in the highest category by S&P Global. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong. A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory. A short-term obligation rated A-3 exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A short-term obligation rated B is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation. A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. A short-term obligation rated D is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P Global believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and

C-2

where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to 'D' if it is subject to a distressed exchange offer.

Fitch Ratings' short-term ratings have a time horizon of less than 13 months for most obligations, or up to three years for US public finance markets. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. A rating of F1 denotes an obligation of the highest short-term credit quality. It indicates the strongest intrinsic capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature. A rating of F2 denotes good short-term credit quality. It indicates a good intrinsic capacity for timely payment of financial commitments. A rating of F3 denotes fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate. A rating of B denotes an obligation that is of speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions. A rating of C denotes a high short-term default risk. Default is a real possibility. A rating of RD indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only, a rating of D indicates a broad-based default event for an entity or the default of a short-term obligation.

C-3

APPENDIX D

GLOSSARY

ADRs	American Depositary Receipts
American Beacon or the Manager	American Beacon Advisors, Inc.
Beacon Funds	American Beacon Funds
Board	Board of Trustees
Brexit	The United Kingdom's departure from the European Union.
CCO	Chief Compliance Officer
CD	Certificate of Deposit
CDSC	Contingent Deferred Sales Charge
CFTC	Commodity Futures Trading Commission
Covered Shares	Fund shares that the shareholder acquired or acquires after 2011.
CPO	Commodity Pool Operator
Denial of Services	A cybersecurity incident that results in customers or employees being unable to access electronic systems.
Dividends	The Fund's distributions from net investment income.
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
DRD	Dividends-received deduction.
EDR	European Depositary Receipt
ETF	Exchange-Traded Fund
ETN	Exchange-Traded Note
EU	European Union
FINRA	Financial Industry Regulatory Authority, Inc.
Floaters	Floating rate debt instruments
Forwards	Forward Currency Contracts
FTSE	FTSE International Limited
GDR	Global Depositary Receipt
Holdings Policy	Policies and Procedures for Disclosure of Portfolio Holdings
Internal Revenue Code	Internal Revenue Code of 1986, as amended
Investment Company Act	Investment Company Act of 1940, as amended
IPO	Initial Public Offering
IRS	Internal Revenue Service
ISS	Institutional Shareholder Services
Junk Bonds	High yield, non-investment grade bonds
Management Agreement	The Fund’s Management Agreement with the Manager.
Manager	American Beacon Advisors, Inc.
Moody's	Moody’s Investors Service, Inc.
NAV	Net asset value
NDF	Non-deliverable forward contracts
NDO	Non-deliverable Option
NYSE	New York Stock Exchange
OTC	Over-the-Counter
Proxy Policy	Proxy Voting Policy and Procedures
QDI	Qualified Dividend Income
REIT	Real Estate Investment Trust
RIC	Regulated Investment Company
S&P Global	S&P Global Ratings
SAI	Statement of Additional Information
SEC	Securities and Exchange Commission
Securities Act	Securities Act of 1933, as amended

D-1

State Street	State Street Bank and Trust Co.
Trust	American Beacon Funds
Trustee Retirement Plan	Trustee Retirement and Trustee Emeritus and Retirement Plan
UK	United Kingdom

D-2

PART C. OTHER INFORMATION

Item 28.	Exhibits
(a)	(1)	Amended and Restated Declaration of Trust, dated August 20, 2019, is incorporated by reference to Post-Effective Amendment No. 355, filed October 25, 2019 (“PEA No. 355”)

	(2)	Certificates of Designation for American Beacon AHL Managed Futures Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, American Beacon Crescent Short Duration High Income Fund, and American Beacon Global Evolution Frontier Markets Income Fund are incorporated by reference to Post-Effective Amendment No. 208, filed December 19, 2014 (“PEA No. 208”)

	(3)	Certificates of Designation for American Beacon Bridgeway Large Cap Growth Fund and American Beacon Sound Point Floating Rate Income Fund, is incorporated by reference to Post-Effective Amendment No. 239, filed December 23, 2015 (“PEA No. 239”)

	(4)	Certificate of Designation for American Beacon Garcia Hamilton Quality Bond Fund, is incorporated by reference to Post-Effective Amendment No. 253, filed April 1, 2016 (“PEA No. 253”)

	(5)	Certificate of Designation for American Beacon GLG Total Return Fund, is incorporated by reference to Post-Effective Amendment No. 258, filed May 19, 2016 (“PEA No. 258”)

	(6)	Certificate of Designation for American Beacon ARK Disruptive Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 266, filed November 9, 2016 (“PEA No. 266”)

	(7)	Certificate of Designation for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund, is incorporated by reference to Post-Effective Amendment No. 283, filed March 17, 2017 (“PEA No. 283”)

	(8)	Certificate of Designation for American Beacon TwentyFour Strategic Income Fund, is incorporated by reference to Post-Effective Amendment No. 286, filed March 30, 2017 (“PEA No. 286”)

	(9)	Certificate of Designation for American Beacon ARK Transformational Innovation Fund, is incorporated by reference to Post-Effective Amendment No. 291, filed May 26, 2017 (“PEA No. 291”)

	(10)	Certificate of Designation for American Beacon Shapiro Equity Opportunities Fund and American Beacon Shapiro SMID Cap Equity Fund, is incorporated by reference to Post-Effective Amendment No. 297, filed September 11, 2017 (“PEA No. 297”)

(11)(A)

Certificate of Designation for American Beacon Continuous Capital Emerging

Markets Value Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 317, filed July 31, 2018 (“PEA No. 317”)

	(11)(B)	Certificate of Designation for American Beacon Continuous Capital Emerging Markets Fund, dated November 5, 2018, is incorporated by reference to Post-Effective Amendment No. 329, filed December 17, 2018 (“PEA No. 329”)
	(12)	Certificate of Designation for American Beacon Frontier Markets Income Fund, is incorporated by reference to PEA No. 317
	(13)	Certificate of Designation for American Beacon AHL TargetRisk Fund, dated June 6, 2018, is incorporated by reference to Post-Effective Amendment No. 348, filed April 30, 2019 (“PEA No. 348”)
	(14)	Certificate of Designation for American Beacon Tocqueville International Value Fund and American Beacon AHL TargetRisk Fund, dated September 18, 2018, is incorporated by reference to Post-Effective Amendment No. 321, filed October 17, 2018 (“PEA No. 321”)
	(15)	Certificate of Designation for American Beacon SSI Alternative Income Fund, dated March 5, 2019, is incorporated by reference to PEA No. 348
	(16)	Certificate of Designation for American Beacon TwentyFour Short Term Bond Fund, dated December 2, 2019, is incorporated by reference to Post-Effective Amendment No. 358, filed December 23, 2019 (“PEA No. 358”)
(b)		Amended and Restated Bylaws, effective as of August 20, 2019, is incorporated by reference to PEA No. 355
(c)		Rights of holders of the securities being registered are contained in Articles III, VIII, X, XI and XII of the Registrant’s Declaration of Trust and Articles II, III, VI, VII and VIII of the Registrant’s Bylaws
(d)	(1)(A)	Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated April 4, 2016, is incorporated by reference to PEA No. 258
	(1)(B)	Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated June 23, 2016, is incorporated by reference to Post-Effective Amendment No. 269, filed December 23, 2016 (“PEA No. 269”)
	(1)(C)	Thirteenth Amendment to Management Agreement by and among American Beacon Funds, American Beacon Select Funds and American Beacon Advisors, Inc., dated January 8, 2020, is incorporated by reference to Post-Effective Amendment No. 362, filed February 14, 2020 (“PEA No. 362”)
	(1)(D)	Management Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269

(1)(E)	Management Agreement between American Beacon Cayman TargetRisk Company, Ltd. and American Beacon Advisors, Inc., dated December 31, 2018, is incorporated by reference to Post-Effective Amendment No. 341, filed January 18, 2019 (“PEA No. 341”)
(2)(A)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 231, filed October 1, 2015 (“PEA No. 231”)
(2)(A)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Barrow, Hanley, Mewhinney & Strauss, Inc., dated June 8, 2017, is incorporated by reference to PEA No. 306
(2)(B)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Brandywine Global Investment Management, LLC, with respect to the American Beacon Small Cap Value Fund, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(C)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(C)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Causeway Capital Management LLC, dated January 1, 2016, is incorporated by reference to PEA No. 355
(2)(D)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated June 20, 2016, is incorporated by reference to PEA No. 262
(2)(D)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Foundry Partners, LLC, dated January 1, 2018, is incorporated by reference to PEA No. 355
(2)(E)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(E)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hotchkis and Wiley Capital Management LLC, dated September 13, 2017, is incorporated by reference to PEA No. 355
(2)(F)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Lazard Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(G)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Pzena Investment Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(H)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Zebra Capital Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(I)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Strategic Income Management, LLC, dated August 31, 2015, is incorporated by reference to PEA No. 355
(2)(J)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Massachusetts Financial Services Company, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(K)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(K)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated July 1, 2018, is incorporated by reference to PEA No. 355
(2)(K)(iii)	Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Stephens Investment Management Group, LLC, dated September 1, 2019, is incorporated by reference to PEA No. 355
(2)(L)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated April 30, 2015, is incorporated by reference to Post-Effective Amendment No. 228, filed August 28, 2015
(2)(L)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bridgeway Capital Management, Inc., dated January 28, 2016, is incorporated by reference to Post-Effective Amendment No. 245, filed February 4, 2016
(2)(M)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and The London Company of Virginia, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(N)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Acadian Asset Management LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(O)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors Inc., and Global Evolution USA, LLC, dated June 28, 2018, is incorporated by reference to PEA No. 317
(2)(P)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231

(2)(P)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to Post-Effective Amendment No. 331, filed December 21, 2018 (“PEA No. 331”)
(2)(Q)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Bahl & Gaynor, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(R)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Crescent Capital Group LP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(S)(i)	Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(S)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Cayman Managed Futures Strategy Fund, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331
(2)(T)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Hillcrest Asset Management, LLC, dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(U)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Sound Point Capital Management, LP, dated December 9, 2015, is incorporated by reference to Post-Effective Amendment No. 237, filed December 9, 2015 (“PEA No. 237”)
(2)(V)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and WEDGE Capital Management, L.L.P., dated April 30, 2015, is incorporated by reference to PEA No. 231
(2)(W)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Garcia Hamilton & Associates, L.P., dated March 29, 2016, is incorporated by reference to PEA No. 258
(2)(X)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated May 1, 2016, is incorporated by reference to PEA No. 258
(2)(X)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and GLG LLC, dated November 6, 2018, is incorporated by reference to PEA No. 355
(2)(Y)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and ARK Investment Management LLC, dated January 23, 2017 is incorporated by reference to Post-Effective Amendment No. 275, filed January 25, 2017 (“PEA No. 275”)

(2)(Z)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Alpha Quant Advisors, LLC, dated March 22, 2017 is incorporated by reference to PEA No. 283
(2)(Z)(ii)	Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Alpha Quant Advisors, LLC, dated April 19, 2018, is incorporated by reference to PEA No. 355
(2)(Z)(iii)	Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Alpha Quant Advisors, LLC, dated June 10, 2019, is incorporated by reference to PEA No. 355
(2)(AA)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated April 3, 2017, is incorporated by reference to PEA No. 286
(2)(AA)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated August 31, 2018, is incorporated by reference to Post-Effective Amendment No. 322, filed October 22, 2018 (“PEA No. 322”)
(2)(AA)(iii)	Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and TwentyFour Asset Management (US) LP, dated January 24, 2020, is incorporated by reference to PEA No. 362
(2)(BB)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and Shapiro Capital Management, LLC, dated September 5, 2017, is incorporated by reference to PEA No. 297
(2)(CC)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc., and BNY Asset Management North America Corporation (now known as Mellon Investment Corporation), dated February 1, 2018, is incorporated by reference to Post-Effective Amendment No. 310, filed February 28, 2018 (“PEA No. 310”)
(2)(DD)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Aberdeen Asset Managers Limited, dated June 14, 2018, is incorporated by reference to PEA No. 317
(2)(EE)(i)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated September 25, 2018 is incorporated by reference to PEA No. 329
(2)(EE)(ii)	First Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated November 13, 2018, is incorporated by reference to PEA No. 355
(2)(EE)(iii)	Second Amendment to Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Continuous Capital, LLC, dated June 10, 2019, is incorporated by reference to PEA No. 355

	(2)(FF)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and Tocqueville Asset Management, L.P., dated September 13, 2018, is incorporated by reference to PEA No. 322
	(2)(GG)	Investment Advisory Agreement among American Beacon Cayman TargetRisk Company, Ltd., American Beacon Advisors, Inc., and AHL Partners LLP, dated November 7, 2018, is incorporated by reference to PEA No. 331
	(2)(HH)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and SSI Investment Management LLC, dated May 31, 2019, is incorporated by reference to PEA No. 355
	(2)(II)	Investment Advisory Agreement among American Beacon Funds, American Beacon Advisors, Inc. and American Century Investment Management, Inc., dated January 7, 2020, is incorporated by reference to PEA No. 362
(e)	(1)	Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to Post-Effective Amendment No. 312, filed March 28, 2018 (“PEA No. 312”)
	(2)	Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated March 1, 2018, is incorporated by reference to PEA No. 312
	(3)	Second Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated June 15, 2018, is incorporated by reference to PEA No. 319
	(4)	Third Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated December 6, 2018, is incorporated by reference to PEA No. 329
	(5)	Fourth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc. dated April 22, 2019, is incorporated by reference to PEA No. 348
	(6)	Fifth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc. dated May 17, 2019, is incorporated by reference to PEA No. 355
	(7)	Sixth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated August 20, 2019, is incorporated by reference to PEA No. 355
	(8)	Seventh Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated October 15, 2019, is incorporated by reference to Post-Effective Amendment No. 357, filed November 22, 2019 (“PEA No. 357”)

	(9)	Eighth Amendment to the Distribution Agreement among American Beacon Funds, American Beacon Select Funds and Resolute Investment Distributors, Inc., dated January 13, 2020, is incorporated by reference to PEA No. 362
(f)		Bonus, profit sharing or pension plans – (none)
(g)	(1)	Custodian Agreement between Registrant and State Street Bank and Trust Company, dated December 1, 1997, is incorporated by reference to Post-Effective Amendment No. 24, filed February 26, 1998 (“PEA No. 24”)
	(2)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 9, 2019, is incorporated by reference to PEA No. 353
	(3)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated May 13, 2019, is incorporated by reference to PEA No. 355
	(4)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, dated October 15, 2019, is incorporated by reference to PEA No. 357
	(5)	Amendment to Custodian Agreement between Registrant and State Street Bank and Trust Company, effective January 22, 2020, is incorporated by reference to PEA No. 362
(h)	(1)(A)	Transfer Agency and Service Agreement between Registrant and State Street Bank and Trust Company, dated January 1, 1998, is incorporated by reference to PEA No. 24
	(1)(B)	Amendment to Transfer Agency and Service Agreement regarding anti-money laundering procedures, dated September 24, 2002, is incorporated by reference to Post-Effective Amendment No. 42, filed February 28, 2003
	(1)(C)	Amendment to Transfer Agency and Service Agreement to replace fee schedule, dated March 26, 2004, is incorporated by reference to Post-Effective Amendment No. 64, filed March 1, 2007
	(1)(D)	Amendment to Transfer Agency and Service Agreement, dated January 24, 2017, is incorporated by reference to Post-Effective Amendment No. 278, filed February 28, 2017 (“PEA No. 278”)
	(1)(E)	Amendment to Transfer Agency and Service Agreement, dated September 11, 2017, is incorporated by reference to Post-Effective Amendment No. 298, filed September 15, 2017
	(1)(F)	Amendment to Transfer Agency and Service Agreement, dated October 16, 2017, is incorporated by reference to PEA No. 303
	(1)(G)	Amendment to and Assignment of Transfer Agency and Service Agreement from State Street Bank and Trust Company to Boston Financial Data Services, Inc. dated September 5, 2017, is incorporated by reference to Post-Effective Amendment No. 313, filed April 25, 2018

(1)(H)	Amendment to Transfer Agency and Service Agreement, dated July 30, 2018, is incorporated by reference to PEA No. 319
(1)(I)	Amendment to Transfer Agency and Service Agreement, dated November 16, 2018, is incorporated by reference to PEA No. 330
(1)(J)	Amendment to Transfer Agency and Service Agreement, dated February 25, 2019, is incorporated by reference to PEA No. 348
(1)(K)	Amendment to Transfer Agency and Service Agreement, dated October 31, 2019, is incorporated by reference to PEA No. 357
(1)(L)	Amendment to Transfer Agency and Service Agreement, dated January 13, 2020, is incorporated by reference to PEA No. 362
(1)(M)	Amendment to Transfer Agency and Service Agreement, dated February 18, 2020 – (filed herewith)
(2)(A)	Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated February 16, 2017, is incorporated by reference to PEA No. 300
(2)(B)	Joinder and First Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated June 21, 2017, is incorporated by reference to PEA No. 300
(2)(C)	Second Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated September 18, 2017, is incorporated by reference to PEA No. 300
(2)(D)	Third Amendment to Securities Lending Authorization Agreement between the American Beacon Funds and State Street Bank and Trust Company, dated December 31, 2018, is incorporated by reference to PEA No. 351
(3)	Administration Agreement between American Beacon Cayman Managed Futures Strategy Fund, Ltd. and American Beacon Advisors, Inc., dated April 30, 2015, is incorporated by reference to PEA No. 269
(4)	Administrative Services Agreement by and among American Beacon Funds, American Beacon Institutional Funds Trust, American Beacon Advisors, Inc. and Parametric Portfolio Associates LLC, dated June 10, 2019, is incorporated by reference to PEA No. 357
(5)	Service Plan Agreement for the American Beacon Funds Investor Class, dated March 6, 2009, is incorporated by reference to Post-Effective Amendment No. 77, filed August 3, 2009 (“PEA No. 77”)
(6)	Service Plan Agreement for the American Beacon Funds Advisor Class (formerly known as the AAdvantage Funds Service Class), dated May 1, 2003, is incorporated by reference to Post-Effective Amendment No.45, filed May 1, 2003 (“PEA No. 45”)

(7)(A)	Service Plan Agreement for the American Beacon Funds A Class, dated February 16, 2010, is incorporated by reference to Post-Effective Amendment No.84, filed March 16, 2010
(7)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds A Class, dated January 7, 2020, is incorporated by reference to PEA No. 362
(8)(A)	Service Plan Agreement for the American Beacon Funds C Class, dated May 25, 2010, is incorporated by reference to Post-Effective Amendment No. 90, filed June 15, 2010 (“PEA No. 90”)
(8)(B)	Amended and Restated Schedule A to the Service Plan Agreement for the American Beacon Funds C Class, dated January 7, 2020, is incorporated by reference to PEA No. 362
(9)(A)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL Managed Futures Strategy Fund, American Beacon Bahl & Gaynor Small Cap Growth Fund, and American Beacon Bridgeway Large Cap Growth Fund, dated March 6, 2019, is incorporated by reference to PEA No. 348
(9)(B)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Zebra Small Cap Equity Fund, dated November 12, 2019, is incorporated by reference to PEA No. 358
(9)(C)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value and American Beacon Mid-Cap Value Fund, dated February 21, 2020 – (filed herewith)
(9)(D)	Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Disruptive Innovation Fund, dated December 22, 2017, is incorporated by reference to Post-Effective Amendment No. 307, filed December 29, 2017 (“PEA No. 307”)
(9)(E)	Agreement to Reimburse Certain Tax Expenses for American Beacon ARK Transformational Innovation Fund, dated December 18, 2018, is incorporated by reference to Post-Effective Amendment No. 334, filed December 21, 2018
(9)(F)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Acadian Emerging Markets Managed Volatility Fund, American Beacon Crescent Short Duration High Income Fund, American Beacon GLG Total Return Fund and American Beacon Frontier Markets Income Fund, dated May 20, 2019 is incorporated by reference to PEA No. 353
(9)(G)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, American Beacon Alpha Quant Quality Fund, and American Beacon Alpha Quant Value Fund, dated March 6, 2019, is incorporated by reference to PEA No. 355

(9)(H)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Tocqueville International Value Fund, dated November 6, 2018, is incorporated by reference to Post-Effective Amendment No. 341
(9)(I)(i)	Fee Waiver/Expense Reimbursement Agreement for American Beacon AHL TargetRisk Fund, dated November 6, 2018 is incorporated by reference to PEA No. 329
(9)(I)(ii)	Fee Waiver/Expense Reimbursement Agreement for A Class and C Class Shares of American Beacon AHL TargetRisk Fund, dated March 6, 2019, is incorporated by reference to PEA No. 348
(9)(J)(i)	Fee Waiver/Expense Reimbursement Agreement for American Beacon SSI Alternative Income Fund, dated November 6, 2018 is incorporated by reference to PEA No. 329
(9)(J)(ii)	Fee Waiver/Expense Reimbursement Agreement Extension for American Beacon SSI Alternative Income Fund, dated January 22, 2019, is incorporated by reference to PEA No. 348
(9)(K)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Continuous Capital Emerging Markets Fund, dated August 22, 2018 is incorporated by reference to PEA No. 329
(9)(L)	Fee Waiver/Expense Reimbursement Agreement for A Class and C Class Shares of American Beacon ARK Transformational Innovation Fund, dated November 6, 2018, is incorporated by reference to PEA No. 331
(9)(M)(i)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Stephens Mid-Cap Growth Fund, dated November 6, 2018, is incorporated by reference to PEA No. 331
(9)(M)(ii)	Fee Waiver/Expense Reimbursement Agreement for A Class, C Class, Y Class, Investor Class and Institutional Class shares of American Beacon Stephens Mid-Cap Growth Fund, dated July 1, 2018, is incorporated by reference to PEA No. 348
(9)(N)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Stephens Small Cap Growth Fund, dated August 20, 2019, is incorporated by reference to PEA No. 355
(9)(O)	Fee Waiver/Expense Reimbursement Agreement for R6 Class Shares of American Beacon Garcia Hamilton Quality Bond Fund, dated August 20, 2019, is incorporated by reference to PEA No. 355
(9)(P)	Fee Waiver/Expense Reimbursement Agreement for American Beacon ARK Transformational Innovation Fund, American Beacon TwentyFour Strategic Income Fund, American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund, dated August 20, 2019, is incorporated by reference to PEA No. 355

	(9)(Q)	Fee Waiver/Expense Reimbursement Agreement for American Beacon TwentyFour Short Term Bond Fund, dated November 12, 2019, is incorporated by reference to PEA No. 362
(i)		Opinion and consent of counsel — (filed herewith)
(j)	(1)	Consent of Independent Registered Public Accounting Firm — (filed herewith)
(j)	(2)	Consent of Independent Registered Public Accounting Firm with respect to the American Beacon Tocqueville International Value Fund for the fiscal year ended October 31, 2018 -- (filed herewith)
(k)		Financial statements omitted from prospectus — (none)
(l)		Letter of investment intent, is incorporated by reference to Post-Effective Amendment No. 23, filed December 18, 1997
(m)	(1)	Distribution Plan pursuant to Rule 12b-1 for the Advisor Class (formerly known as the Service Class), dated May 1, 2003, is incorporated by reference to PEA No. 45
	(2)(A)	Distribution Plan pursuant to Rule 12b-1 for the A Class, dated February 16, 2010 is incorporated by reference to Post-Effective Amendment No. 88, filed May 17, 2010
	(2)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the A Class, dated January 7, 2020, is incorporated by reference to PEA No. 362
	(3)(A)	Distribution Plan pursuant to Rule 12b-1 for the C Class, dated May 25, 2010 is incorporated by reference to PEA No. 90
	(3)(B)	Amended and Restated Schedule A to the Distribution Plan pursuant to Rule 12b-1 for the C Class, dated January 7, 2020, is incorporated by reference to PEA No. 362
(n)		Amended and Restated Plan Pursuant to Rule 18f-3, dated August 23, 2017, is incorporated by reference to PEA No. 355
(p)	(1)	Code of Ethics of American Beacon Advisors, Inc., American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund, and Resolute Investment Distributors, Inc., dated August 30, 2019, is incorporated by reference to PEA No. 355
	(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2018 – (filed herewith)
	(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2019 – (filed herewith)
	(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 3, 2019 – (filed herewith)
	(5)	Code of Ethics of Foundry Partners, LLC, dated July 10, 2013, and amended December 20, 2016, is incorporated by reference to PEA No. 278

(6)	Code of Ethics of Hotchkis and Wiley Capital Management, LLC, dated August 2017, is incorporated by reference to PEA No. 310
(7)	Code of Ethics and Personal Investment Policy of Lazard Asset Management LLC, dated September 2018, is incorporated by reference to PEA No. 344
(8)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised February 2019 – (filed herewith)
(9)	Code of Ethics/Personal Trading for The Bank of New York Mellon, parent company of Mellon Investment Corporation (f/k/a BNY Asset Management North America Corporation), dated November 2019 – (filed herewith)
(10)	Code of Ethics of Zebra Capital Management, LLC, dated July 15, 2018, is incorporated by reference to PEA No. 330
(11)	Code of Ethics of Strategic Income Management, LLC, dated January 2019, is incorporated by reference to PEA No. 358
(12)	Code of Ethics of Massachusetts Financial Services Co., dated February 1, 2019 – (filed herewith)
(13)	Code of Ethics for Stephens Investment Management Group, LLC, dated August 2015, is incorporated by reference to Post-Effective Amendment No. 288, filed April 25, 2017 (“PEA No. 288”)
(14)	Code of Ethics for Bridgeway Capital Management, Inc., dated November 15, 2018, is incorporated by reference to PEA No. 348
(15)	Code of Ethics for The London Company of Virginia, LLC, dated August 8, 2019, is incorporated by reference to PEA No. 358
(16)	Code of Ethics for Acadian Asset Management LLC, dated January 2019, is incorporated by reference to PEA No. 353
(17)	Code of Ethics for Global Evolution USA, LLC, dated September 2018, is incorporated by reference to PEA No. 353
(18)	Code of Ethics for AHL Partners LLP and GLG LLC, dated February 2019, is incorporated by reference to PEA No. 348
(19)	Code of Ethics for Bahl & Gaynor, Inc., dated January 17, 2019, is incorporated by reference to PEA No. 348
(20)	Code of Ethics for Crescent Capital Group LP, dated April 2018, is incorporated by reference to Post-Effective Amendment No. 315, filed May 30, 2018
(21)	Code of Ethics for Hillcrest Asset Management, LLC, dated December 15, 2017, is incorporated by reference to PEA No. 310

	(22)	Code of Ethics for Sound Point Capital Management, LP, dated August 2012, as amended January 2019, is incorporated by reference to PEA No. 358
	(23)	Code of Ethics for Garcia Hamilton & Associates, L.P., dated January 2018, is incorporated by reference to PEA No. 344
	(24)	Code of Ethics for ARK Investment Management LLC, as amended January 25, 2019, is incorporated by reference to PEA No. 355
	(25)	Code of Ethics for Alpha Quant Advisors, LLC, dated August 30, 2019, is incorporated by reference to PEA No. 355
	(26)	Code of Ethics for TwentyFour Asset Management (US) LP, is incorporated by reference to PEA No. 318
	(27)	Code of Ethics for WEDGE Capital Management L.L.P., dated February 21, 2017, is incorporated by reference to PEA No. 310
	(28)	Code of Ethics for Shapiro Capital Management, LLC, dated August 2018, is incorporated by reference to PEA No. 355
	(29)	Code of Ethics for Aberdeen Asset Managers Limited, dated December 17, 2018, is incorporated by reference to PEA No. 353
	(30)	Code of Ethics for Continuous Capital, LLC, dated April 30, 2018, is incorporated by reference to PEA No. 317
	(31)	Code of Ethics for Tocqueville Asset Management, L.P., dated January 15, 2017, is incorporated by reference to PEA No. 319
	(32)	Code of Ethics for SSI Investment Management LLC (formerly known as SSI Investment Management Inc.), dated June 25, 2019, is incorporated by reference to PEA No. 355
	(33)	Code of Ethics for American Century Investment Management, Inc., dated August 21, 2019, is incorporated by reference to PEA No. 362
Other Exhibits
(i)	Powers of Attorney for Trustees of American Beacon Funds, American Beacon Select Funds, American Beacon Institutional Funds Trust, American Beacon Sound Point Enhanced Income Fund, and American Beacon Apollo Total Return Fund, dated March 6, 2019, is incorporated by reference to PEA No. 348

Item 29.	Persons Controlled by or under Common Control with Registrant

None.

Item 30.	Indemnification

Article XI of the Amended and Restated Declaration of Trust of the Trust provides that:

Limitation of Liability

Section 1. Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees and officers of the Trust shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, and shall not be liable for errors of judgment or mistakes of fact or law, but nothing contained herein shall protect any Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Indemnification

Section 2.

(a)        Subject to the exceptions and limitations contained in paragraph (b) below:

(i)       every person who is, or has been, a Trustee or officer or employee of the Trust or is or was serving at the request of the Trust as a trustee, director, officer, employee or agent of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust and each series to the fullest extent permitted by law, including the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof;

(ii)        subject to the provisions of this Section 2, each Covered Person shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the records, books and accounts of the Trust or, as applicable, any Series, upon an opinion or other advice of legal counsel, or upon reports made or advice given to the Trust or, as applicable, any Series, by any Trustee or any of its officers, employees, or a service provider selected with reasonable care by the Trustees or officers of the Trust, regardless of whether the person rendering such report or advice may also be a Trustee, officer or employee of the Trust or, as applicable, any Series.

(iii)        as used herein, the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, investigative or other, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities whatsoever.

(b)        To the extent required under the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, but only to such extent no indemnification shall be provided hereunder to a Covered Person:

(i)        who shall have been adjudicated by a court or body before which the proceeding was brought to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office; or

(ii)        in the event of a settlement, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Covered Person and shall inure to the benefit of the heirs, executors and administrators of such Covered Person. Nothing contained herein shall affect any rights to indemnification to which any Covered Person or other person may be entitled by contract or otherwise under law or prevent the Trust from entering into any contract to provide indemnification to any Covered Person or other Person.

(d)       To the extent that any determination is required to be made as to whether a Covered Person engaged in conduct for which indemnification is not provided as described herein, or as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Person or Persons making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in such conduct and that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

(e)       To the maximum extent permitted by applicable law, including Section 17(h) of the 1940 Act and the rules and regulations thereunder as amended from time to time and interpretations thereunder, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 shall be paid by the Trust or the applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or a Series, as applicable, if it is ultimately determined that he or she is not entitled to indemnification under this Section 2; provided, however, that; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.

According to Article XII, Section 1 of the Amended and Restated Declaration of Trust, nothing in the Amended and Restated Declaration of Trust shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association. Trustees are not liable personally to any person extending credit to, contracting with or having any claim against the Trust, a particular Portfolio or the Trustees. A Trustee, however, is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Article V, Section 5 provides that, subject to the provisions of Article XI, the Trustees shall not be liable for any act or omission in accordance with certain advice of counsel or other experts or for failing to follow such advice. Article XI, Section 1 provides that the Trustees are not liable for errors of judgment or mistakes of fact or law, but a Trustee is not protected from liability due to willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, for any act or omission in accordance with advice of counsel or other experts or for failing to follow such advice.

Numbered Paragraph 10 of the Management Agreement provides that:

10. Limitation of Liability of the Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Trust or any Fund in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of a Trust shall be deemed, when rendering services to a Trust or acting in any business of a Trust, to be rendering such services to or acting solely for a Trust and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and, therefore, nothing in this Agreement is intended to limit the obligations of the Manager under such laws. This Paragraph 10 does not in any manner preempt any separate written indemnification commitments made by the Manager with respect to any matters encompassed by this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Aberdeen Asset Managers Limited provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of and to the extent of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Acadian Asset Management LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with AHL Partners LLP provides, in relevant part, that:

9. Liability. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities or commodities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement, relating to its trading activities or information provided to the Manager regarding the Adviser, by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The U.S. federal and state securities laws impose liabilities on persons who act in good faith, and therefore, nothing in this Agreement is intended to limit the obligations of the Adviser under such laws.

Numbered Paragraph 9 of the Investment Advisory Agreement with Alpha Quant Advisors, LLC provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with American Century Investment Management, Inc. provides, in relevant part, that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with ARK Investment Management LLC provides, in relevant part, that:

9. Liability of the Parties. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person of the Adviser within the meaning of Section 2(a)(3) of the Investment Company Act (“Affiliated Person”), and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager (“Controlling Person”), against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such Affiliated Person or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any Affiliate Person acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

The Manager agrees to indemnify and hold harmless, the Adviser, any Affiliated Person of the Adviser, and each Controlling Person of the Adviser, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Adviser or its Affiliated Persons or Controlling Person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust or the Funds that may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard by the Manager or by any of its directors, officers, employees, agents, or any Affiliated Person acting on behalf of the Manager of the Manager’s obligations and/or duties under its agreements with the Trust or the Funds. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bahl & Gaynor, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Barrow, Hanley, Mewhinney & Straus, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with BNY Mellon Asset Management North America Corporation (now known as Mellon Investment Corporation) provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 11 of the Investment Advisory Agreement with Brandywine Global Investment Management, LLC provides that:

11. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Bridgeway Capital Management, Inc. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders, the Manager or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Manager shall indemnify the Adviser, its officers, directors and employees, and each person, if any, who, within the meaning of the Securities Act of 1933, controls the Adviser, for any liability and expenses, including without limitation, reasonable attorneys’ fees and expenses, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder.

Numbered Paragraph 8 of the Investment Advisory Agreement with Causeway Capital Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Continuous Capital, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Crescent Capital Group LP provides that:

9. Liability of Adviser. Neither the Adviser nor any director, officer or employee of the Adviser performing services for the Trust in connection with the Adviser’s discharge of its obligations hereunder shall have liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Foundry Partners, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Garcia Hamilton & Associates, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with GLG LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3)

of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Global Evolution USA, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hillcrest Asset Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Hotchkis and Wiley Capital Management, LLC provides that:

9. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 8 of the Investment Advisory Agreement with Lazard Asset Management LLC provides that:

8. Liability of Adviser. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Massachusetts Financial Services Co. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Pzena Investment Management, LLC provides that:

9. Liability of Adviser. The Adviser shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Manager. No provision of this Agreement shall be deemed to protect the Adviser against any liability to the Trust or its shareholders to which it might otherwise be subject by reason of any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Shapiro Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Sound Point Capital Management, LP provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Form of Investment Advisory Agreement with SSI Investment Management LLC provides that:

9. Liability of Adviser and Manager. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement. Each of the Adviser and the Manager agrees to indemnify and hold harmless, the other party, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the other party, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the other party or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the indemnifying party’s responsibilities to the Trust based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the indemnifying party’s obligations and/or duties under this Agreement by the indemnifying party or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the indemnifying party. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Stephens Investment Management Group, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Strategic Income Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with The London Company of Virginia, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Tocqueville Asset Management, L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with TwentyFour Asset Management (US) LP provides that:

9. Liability. The Adviser, including its officers, directors, employees and agents shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, its officers, directors, employees and agents (each such person, a “Manager Indemnified Persons”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and related expenses) (“Losses”), to which a Manager Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by a Manager Indemnified Person are caused by or are otherwise directly related to a Manager Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

The Manager, including its officers, directors, employees and agents shall have no liability to the Adviser, its shareholders or any third party arising out of or related to this Agreement, provided however, the Manager agrees to indemnify and hold harmless, the Adviser, its officers, directors, employees and agents (each such person, an “Adviser Indemnified Persons”) against any and all Losses, to which an Adviser Indemnified Persons may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Manager’s responsibilities to the Trust, its shareholders or any third party, provided, however that the Manager’s obligation under this paragraph 9 shall be reduced to the extent that the Losses experienced by an Adviser Indemnified Person are caused by or are otherwise directly related to an Adviser Indemnified Person’s own willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under this Agreement.

Without limiting the generality of the foregoing, neither the Adviser nor the Manager will be liable for any indirect, special, incidental or consequential damage.

The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with WEDGE Capital Management L.L.P. provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any third party arising out of or related to this Agreement, provided however, the Adviser agrees to indemnify and hold harmless, the Manager, any affiliated person within the meaning of Section 2(a)(3) of the Investment Company Act, and each person, if any, who, within the meaning of Section 15 of the Securities Act, controls the Manager, against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses), to which the Manager or such affiliated person or controlling person may become subject under the securities laws, any other federal or state law, at common law or otherwise, arising out of the Adviser’s responsibilities to the Trust which may be based upon any willful misfeasance, bad faith, gross negligence, or reckless disregard of, the Adviser’s obligations and/or duties under this Agreement by the Adviser or by any of its directors, officers, employees, agents, or any affiliate acting on behalf of the Adviser. The indemnification in this Section shall survive the termination of this Agreement.

Numbered Paragraph 9 of the Investment Advisory Agreement with Zebra Capital Management, LLC provides that:

9. Liability of Adviser. The Adviser shall have no liability to the Trust, its shareholders or any other third party arising out of or related to this Agreement except with respect to claims which occur due to any willful misfeasance, bad faith, or gross negligence in the performance of its duties or the reckless disregard of its obligations under this Agreement.

Section 4.2 of the Distribution Agreement provides that:

(a)   Notwithstanding anything in this Agreement to the contrary, Resolute shall not be responsible for, and the Client shall on behalf of each applicable Fund or Class thereof, indemnify and hold harmless Resolute, its employees, directors, officers and managers and any person who controls Resolute within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (for purposes of this Section 4.2(a), “Resolute Indemnitees”) from and against, any and all losses, damages, costs, charges, reasonable counsel fees, payments, liabilities and other expenses of every nature and character (including, but not limited to, direct and indirect reasonable reprocessing costs) arising out of or attributable to all and any of the following (for purposes of this Section 4.2(a), a “Resolute Claim”)

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement; provided, that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement;

(ii)   any untrue statement of a material fact contained in the Registration Statement or arising out of or based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in connection with the preparation of the Registration Statement or exhibits to the Registration Statement by or on behalf of Resolute;

(iii)   any material breach of the Clients’ agreements, representations, warranties, and covenants in Sections 2.9 and 5.2 of this Agreement; or

(iv)   the reliance on or use by Resolute or its agents or subcontractors of information, records, documents or services which have been prepared, maintained or performed by the Client or any agent of the Client, including but not limited to any Predecessor Records provided pursuant to Section 2.9(b).

(b)   Resolute will indemnify, defend and hold the Client and their several officers and members of their Governing Bodies and any person who controls the Client within the meaning of section 15 of the Securities Act or section 20 of the Securities Exchange Act of 1934, as amended, (collectively, the “Client Indemnitees” and, with the Resolute Indemnitees, an “Indemnitee”), free and harmless from and against any and all claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses of every nature and character (including the cost of investigating or defending such claims, demands, actions, suits or liabilities and any reasonable counsel fees incurred in connection therewith), but only to the extent that such claims, demands, actions, suits, judgments, liabilities, losses, damages, costs, charges, reasonable counsel fees and other expenses result from, arise out of or are based upon all and any of the following (for purposes of this Section 4.2(c), a “Client Claim” and, with a Resolute Claim, a “Claim”):

(i)   any material action (or omission to act) of Resolute or its agents taken in connection with this Agreement, provided that such action (or omission to act) is taken in good faith and without willful misfeasance, negligence or reckless disregard by Resolute, or its affiliates, of its duties and obligations under this Agreement.

(ii)   any untrue statement of a material fact contained in the Registration Statement or any alleged omission of a material fact required to be stated or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon, and in conformity with, information furnished to the Client in writing in connection with the preparation of the Registration Statement by or on behalf of Resolute; or

(iii)   any material breach of Resolute’s agreements, representations, warranties and covenants set forth in Section 2.4 and 5.1 hereof.

(d)   The Client or Resolute (for purpose of this Section 4.2(d), an “Indemnifying Party”) may assume the defense of any suit brought to enforce any Resolute Claim or Client Claim, respectively, and may retain counsel chosen by the Indemnifying Party and approved by the other Party, which approval shall not be unreasonably withheld or delayed. The Indemnifying Party shall advise the other Party that it will assume the defense of the suit and retain counsel within ten (10) days of receipt of the notice of the claim. If the Indemnifying Party assumes the defense of any such suit and retains counsel, the other Party shall bear the fees and expenses of any additional counsel that they retain. If the Indemnifying Party does not assume the defense of any such suit, or if other Party does not approve of counsel chosen by the Indemnifying Party, or if the other Party has been advised that it may have available defenses or claims that are not available to or conflict with those available to the Indemnifying Party, the Indemnifying Party will reimburse any Indemnitee named as defendant in such suit for the reasonable fees and expenses of any counsel that the Indemnitee retains. An Indemnitee shall not settle or confess any claim without the prior written consent of the applicable Client, which consent shall not be unreasonably withheld or delayed.

(e)   An Indemnifying Party’s obligation to provide indemnification under this section is conditioned upon the Indemnifying Party receiving notice of any action brought against an Indemnitee within twenty (20) days after the summons or other first legal process is served. Such notice shall refer to the Person or Persons against whom the action is brought. The failure to provide such notice shall not relieve the Indemnifying Party of any liability that it may have to any Indemnitee except to the extent that the ability of the party entitled to such notice to defend such action has been materially adversely affected by the failure to provide notice.

(f)   The provisions of this section and the parties’ representations and warranties in this Agreement shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Indemnitee and shall survive the sale and redemption of any Shares made pursuant to subscriptions obtained by Resolute. The indemnification provisions of this section will inure exclusively to the benefit of each person that may be an Indemnitee at any time and their respective successors and assigns (it being intended that such persons be deemed to be third party beneficiaries under this Agreement).

Section 4.3 of the Distribution Agreement provides that:

Notwithstanding anything in this Agreement to the contrary, except as specifically set forth below:

(a)   Neither Party shall be liable for losses, delays, failure, errors, interruption or loss of data occurring directly or indirectly by reason of circumstances beyond its reasonable control, including, without limitation, acts of God; action or inaction of civil or military authority; public enemy; war; terrorism; riot; fire; flood; sabotage; epidemics; labor disputes; civil commotion; interruption, loss or malfunction of utilities, transportation, computer or communications capabilities; insurrection; or elements of nature;

(b)   Neither Party shall be liable for any consequential, special or indirect losses or damages suffered by the other Party, whether or not the likelihood of such losses or damages was known by the Party;

(c)   No affiliate, director, officer, employee, manager, shareholder, partner, agent, counsel or consultant of either Party shall be liable at law or in equity for the obligations of such Party under this Agreement or for any damages suffered by the other Party related to this Agreement;

(d)   There are no third party beneficiaries of this Agreement;

(e)   Each Party shall have a duty to mitigate damages for which the other Party may become responsible;

(f)   The assets and liabilities of each Fund are separate and distinct from the assets and liabilities of each other Fund, and no Fund shall be liable or shall be charged for any debt, obligation or liability of any other Fund, whether arising under this Agreement or otherwise; and in asserting any rights or claims under this Agreement, Resolute shall look only to the assets and property of the Fund to which Resolute’s rights or claims relate in settlement of such rights or claims; and

(g)  Each Party agrees promptly to notify the other party of the commencement of any litigation or proceeding of which it becomes aware arising out of or in any way connected with the issuance or sale of Shares.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Supplemental Limited Indemnification from the Manager

ABA shall indemnify and hold harmless Indemnitee, in his or her individual capacity, from and against any cost, asserted claim, liability or expense, including reasonable legal fees (collectively, “Liability”) based upon or arising out of (i) any duty of ABA under the Management Agreement (including ABA’s failure or omission to perform such duty), and (ii) any liability or claim against Indemnitee arising pursuant to Section 11 of the Securities Act of 1933, as amended, Rule 10b-5 under the Securities Exchange Act of 1934, as amended, and any similar or related federal, state or common law statutes, rules or interpretations. ABA’s indemnification obligations under this Letter Agreement shall be limited to civil and administrative claims or proceedings.

Item	31.

I.	Business and Other Connections of Investment Manager

American Beacon Advisors, Inc. (the “Manager”) offers investment management and administrative services to the Registrant. It acts in the same capacity to other investment companies, including those listed below.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of American Beacon Advisors, Inc. is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with American Beacon Advisors, Inc.	Other Substantial Business and Connections
Rosemary K. Behan; Vice President, Secretary and General Counsel	Vice President, Secretary and Chief Legal Officer , American Beacon Funds Complex; Secretary, Resolute Investment Holdings LLC; Secretary, Resolute Topco, Inc.; Secretary, Resolute Acquisition, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc.; Secretary, Resolute Investment Distributors, Inc.; Vice President, Secretary and General Counsel, Resolute Investment Services; Secretary, American Private Equity Management, L.L.C.; Secretary and General Counsel, Alpha Quant Advisors, LLC; Vice President and Secretary, Continuous Capital, LLC; Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Secretary, American Beacon Cayman Transformational Innovation Company, Ltd.; Secretary, American Beacon Delaware Transformational Innovation Corporation; Secretary, American Beacon Cayman TargetRisk Company, Ltd.; Secretary, Green Harvest Asset Management

Christopher L. Collins; Director	Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Stephen C. Dutton; Director	Director and Vice President, Resolute Investment Holdings, LLC; Director and Vice President, Resolute Topco, Inc; Director and Vice President, Resolute Acquisition, Inc.; Director and Vice President, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Melinda G. Heika; Treasurer and Chief Financial Officer	Treasurer and Chief Accounting Officer, American Beacon Funds Complex; Treasurer, Resolute Investment Holdings, LLC; Treasurer, Resolute Topco, Inc.; Treasurer, Resolute Acquisition, Inc.; Treasurer and CFO, Resolute Investment Managers, Inc.; Treasurer and CFO, Resolute Investment Services, Inc.; Treasurer, American Private Equity Management, L.L.C.; Treasurer and CFO, Alpha Quant Advisors, LLC; Treasurer and Chief Financial Officer, Continuous Capital, LLC; Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Treasurer, American Beacon Cayman Transformational Innovation, Ltd.; Treasurer, American Beacon Delaware Transformational Innovation Corporation; Treasurer, American Beacon Cayman TargetRisk Company, Ltd.; Treasurer, Green Harvest Asset Management
Takashi B. Moriuchi; Director	Director, Resolute Investment Holdings, LLC; Director, Resolute Topco, Inc; Director, Resolute Acquisition, Inc.; Director, Resolute Investment Managers, Inc.; Director, Resolute Investment Services, Inc.; Manager, American Private Equity Management, L.L.C.
Gene L. Needles, Jr.; Director, Chairman and Chief Executive Officer	President, American Beacon Funds Complex; Director, CEO and Chairman, President (2015-2018), Resolute Investment Holdings, LLC; Director, Chairman and CEO, President (2015-2018), Resolute Topco, Inc.; Director, Chairman and CEO, President (2015-2018),

Resolute Acquisition, Inc.; Director, Chairman and CEO, President (2015-2018), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors, Inc.; Director, Chairman, President and CEO, Resolute Investment Services, Inc.; Manager, President and CEO, American Private Equity Management, LLC; Director, Chairman, President and CEO, Alpha Quant Advisors, LLC; Director, ARK Investment Management LLC; Director, Shapiro Capital Management LLC; Director, Chairman and CEO, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and President, American Beacon Cayman Transformational Innovation Company, Ltd.; President, American Beacon Delaware Transformational Innovation Corporation; President, American Beacon Cayman TargetRisk Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, Green Harvest Asset Management; Director, National Investment Services of America, LLC
Jeffrey K. Ringdahl; Director, President and Chief Operating Officer	Vice President, American Beacon Funds Complex; Director and President, Senior Vice President (2015-2018), Resolute Investment Holdings, LLC; Director and President, Senior Vice President (2015-2018), Resolute Topco, Inc.; Director and President, Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director, President and COO, Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President, Resolute Investment Distributors, Inc.; Director, President and COO, Executive Vice President (2015-2018), Resolute Investment Services, Inc.; Manager and Senior Vice President, American Private Equity Management, LLC; Director, Executive Vice President and Chief Operating Officer, Alpha Quant Advisors, LLC; Director, Shapiro Capital Management, LLC; Director, Executive Vice President and Chief Operating Officer, Continuous Capital, LLC; Trustee, American Beacon NextShares Trust; Director and Vice

President, American Beacon Cayman Managed Futures Strategy Fund, Ltd.; Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd.; Vice President, American Beacon Delaware Transformational Innovation Corporation; Vice President, American Beacon Cayman TargetRisk Company, Ltd.; Director, RSW Investment Holdings LLC; Manager, SSI Investment Management LLC; Director, National Investment Services of America, LLC

The principal address of each of the entities referenced above, other than ARK Investment Management LLC, Green Harvest Asset Management, RSW Investment Holdings LLC, Shapiro Capital Management LLC, SSI Investment Management LLC and National Investment Services of America, LLC is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. The principal address of ARK Investment Management LLC is 155 West 19th Street, Fifth Floor, New York, New York 10011. The Principal address of Green Harvest Asset Management is 110 Brewery Lane, Suite 501, Portsmouth, New Hampshire 03801. The principal address of RSW Investment Holdings LLC is 47 Maple Street, Suite 304, Summit, New Jersey 07901. The principal address of Shapiro Capital Management LLC is 3060 Peachtree Road NW #1555, Atlanta, Georgia 30305. The principal address of SSI Investment Management LLC is 9440 Santa Monica Blvd, 8th Floor, Beverly Hills, California 90210. The principal address of National Investment Services of America, LLC is 777 E. Wisconsin Avenue, Suite 2350, Milwaukee, WI, 53202.

II.       Business and Other Connections of Investment Advisers

The investment advisers listed below provide investment advisory services to the Trust.

American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039.

Aberdeen Asset Managers Limited (“Aberdeen”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Frontier Markets Income Fund. The principal address of Aberdeen is 10 Queens Terrace, Aberdeen, United Kingdom, AB10 1XL. Information as to the officers and directors of Aberdeen is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 162309) and is incorporated herein by reference.

Acadian Asset Management LLC (“Acadian”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Acadian Emerging Markets Managed Volatility Fund. The principal address of Acadian is 260 Franklin Street, Boston, MA 02110.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Acadian is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Acadian	Other Substantial Business and Connections
John Chisholm; Executive Vice President, co-CEO, co-CIO	Director, Acadian Asset Management (UK) Ltd, Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd

Ross Dowd; Executive Vice President, co-CIO	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd.; Acadian Asset Management (Singapore) Pte Ltd; Acadian Asset Management (Japan)
Mark Minichiello; Executive Vice President, COO, Treasurer, Secretary	Director, Acadian Asset Management (UK) Ltd; Acadian Asset Management (Australia) Ltd, Acadian Asset Management (Japan), Acadian Asset Management (Singapore) Pte Ltd
Jennifer Souza, Member of Board of Managers	Senior Vice President, Director of Affiliate Management – BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor); Investment Counselors of Maryland, LLC (an investment adviser)
Christopher Hadley; Member of Board of Managers	Executive Vice President and Chief Talent Officer – BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Executive Vice President and Chief Talent Officer – BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor)
Aidan Riordan; Member of Board of Managers	Executive Vice President, Head of Affiliate Management - BrightSphere Investment Group, plc (“BSIG”- a public company traded on the NYSE); Director, Executive Vice President, Head of Affiliate Management - BSIG Inc. (a holding company); Acadian Asset Management LLC (an investment advisor); Barrow, Hanley, Mewhinney & Strauss, LLC (an investment advisor); The Campbell Group, Inc. (a holding company for Campbell Global LLC); Copper Rock Capital Partners LLC (an investment advisor); Landmark Partners LLC (an investment adviser); BSIG International Ltd. (an investment adviser); Thompson, Siegel & Walmsley LLC (an investment adviser)
Stephen Belgard; Member of Board of Managers	Chief Executive Officer – BrightSphere Investment Group, plc (“BSIG” – a public company traded on the NYSE); BSIG, Inc. (a holding company) Acadian Asset Management LLC (an investment adviser); Landmark Partners LLC (an investment adviser); BSIG International Ltd. (an investment advisor)

AHL Partners LLP (“AHL”) is a registered investment adviser and is an investment sub-advisor for the American Beacon AHL Managed Futures Strategy Fund. The principal address of AHL is 2 Swan Lane, London, United Kingdom EC4R 3AD. Information as to the officers and directors of AHL is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 167882) and is incorporated herein by reference.

Alpha Quant Advisors, LLC (‘‘Alpha Quant’’), formerly known as Crest Investment Partners, LLC, is a registered investment adviser and is an investment sub-advisor for the American Beacon Alpha Quant Core Fund, American Beacon Alpha Quant Dividend Fund, Alpha Quant Quality Fund and Alpha Quant Value Fund. The principal address of Alpha Quant is 220 East Las Colinas Blvd., Suite 1200, Irving, Texas 75039. On October 14, 2016 Alpha Quant became an indirect majority-owned subsidiary of Resolute Investment Holdings, LLC, which is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Prior to October 14, 2016, it was founded in September 2011 as a subsidiary of Cypress Capital Group and affiliated of Cypress Trust Co. Information as to the Officers and Directors of Alpha Quant is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285855), and is incorporated herein by reference.

American Century Investment Management, Inc. (“American Century”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address for American Century is 4500 Main Street, Kansas City, Missouri 64111. Information as to the Officers and Directors of American Century is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105778) and is incorporated herein by reference.

ARK Investment Management LLC (“ARK”) is a registered investment adviser and is an investment sub-advisor for the American Beacon ARK Transformational Innovation Fund. The principal address for ARK is 3 East 28th Street, Seventh Floor, New York, New York 10016. ARK was formed in June 2013 and registered as an investment adviser with the U.S. Securities and Exchange Commission in January 2014. Information as to the Officers and Directors of ARK is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 169525) and is incorporated herein by reference.

Bahl & Gaynor, Inc. (“Bahl & Gaynor”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bahl & Gaynor Small Cap Growth Fund. The principal address of Bahl & Gaynor is 255 East Third Street, Suite 2700 Cincinnati, OH 45202. Information as to the officers and directors of Bahl & Gaynor is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 106139) and is incorporated herein by reference.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, American Beacon Mid-Cap Value Fund and American Beacon Small Cap Value Fund. The principal business address of Barrow is 2200 Ross Avenue, 31st Floor, Dallas, TX 75201-2761.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Barrow is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Barrow	Other Substantial Business and Connections
Cory L. Martin; Executive Director, Member Board of Managers	None
Patricia Barron-Andrews; Managing Director, Chief Compliance and Risk Officer, Member Board of Managers	None

Mark Giambrone; Managing Director, Member Board of Managers	None
John P. Harloe; Managing Director	None
Brad Kinkelaar; Managing Director, Member Board of Managers	None
Mark C. Luchsinger; Managing Director and Co-Head of Fixed Income	None
James S. McClure; Managing Director	None
J. Scott McDonald; Managing Director and Co-Head of Fixed Income, Member Board of Managers	None
Lewis Ropp; Managing Director, Member Board of Managers	None
Rand Wrighton; Managing Director; Member Board of Managers	None
Guang Yang; Member Board of Managers	BrightSphere Investment Group Inc., Executive
Meghan K. Driscoll; Member Board of Managers	BrightSphere Investment Group Inc., Executive

Brandywine Global Investment Management, LLC (“Brandywine”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Brandywine is 1735 Market Street, Suite 1800, Philadelphia PA 19103.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Brandywine is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Brandywine	Other Substantial Business and Connections
David F. Hoffman; Senior Managing Director	None
Mark P. Glassman; Chief Administrative Officer	None
Patrick S. Kaser; Managing Director	None
Henry F. Otto; Senior Managing Director	None
Stephen S. Smith; Senior Managing Director	None
Adam B. Spector; Managing Director	None
Steven M. Tonkovich; Senior Managing Director	None
Christopher D. Marzullo; General Counsel & Chief Compliance Officer	None
John D. Kenney; Elected Manager	None
Patricia Lattin; Elected Manager	None

Bridgeway Capital Management, Inc. (“Bridgeway”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Bridgeway Large Cap Value Fund and the American Beacon Bridgeway Large Cap Growth Fund. The principal address of Bridgeway is 20 Greenway Plaza, Suite 450, Houston, Texas 77046.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Bridgeway is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Bridgeway	Other Substantial Business and Connections
John N. R. Montgomery; Director, Chairman of the Board of Directors, Chief Investment Officer	Vice President and Director, Bridgeway Funds, Inc.
Linda G. Giuffre; Chief Compliance Officer	Chief Compliance Officer and Treasurer, Bridgeway Funds, Inc.
Tammira Y. Philippe; Director, President	President and Director, Bridgeway Funds, Inc.
Von D. Celestine; Treasurer, Vice President/Secretary	None
Richard P. Cancelmo; Vice President	Vice President, Bridgeway Funds, Inc.
Franklin J. Montgomery; Director	None
Ann M. Montgomery; Director	Sage Education Group, LLC - Owner
Tom C. Tinsley, Director	Contegix - Board of Directors; Trax Technologies - Board of Directors; 55 IP -Board Member; Strattam Capital - Advisory Board Member; Life Flight of Maine, Board Member; Island Institute, Board Member; Teach for America - DC region, Board Member; General Atlantic, Advisory Director; Intermedia - Mountain View California, Board Member

Causeway Capital Management LLC (“Causeway”), a Delaware limited liability company, is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Causeway is 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025. Information as to the officers and directors of Causeway is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 113308) and is incorporated herein by reference.

Continuous Capital, LLC (“Continuous Capital”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Continuous Capital Emerging Markets Fund. The principal office of Continuous Capital is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039. Information as to the officers and directors of Continuous Capital is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 292774) and is incorporated herein by reference.

Crescent Capital Group LP (“Crescent Capital”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Crescent Short Duration High Income Fund, whose principal office is located at 11100 Santa Monica Blvd., Suite 2000, Los Angeles, CA 90025.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Crescent Capital is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Crescent Capital	Other Substantial Business and Connections
Mark L. Attanasio; Managing Partner	Sepulveda Distributors LLC, Crescent Capital’s wholly owned limited purpose broker dealer; Chairman and Principal Owner of the Milwaukee Brewers Baseball Club

Foundry Partners, LLC (“Foundry”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Foundry is 323 Washington Avenue N., Suite 360, Minneapolis, MN 55401. Information as to the officers and directors of Foundry is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 164863) and is incorporated herein by reference.

Garcia Hamilton & Associates, L.P. (“Garcia Hamilton”) is a registered investment adviser and is the investment sub-adviser for the American Beacon Garcia Hamilton Quality Bond Fund. The principal address of Garcia Hamilton is 1401 McKinney Street, Suite 1600, Houston, Texas 77010. Information as to the officers and directors of Garcia Hamilton is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 108017) and is incorporated herein by reference.

GLG LLC (“GLG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon GLG Total Return Fund. The principal address of GLG is 452 Fifth Avenue, 27th Floor New York, NY. GLG is an investment advisory firm formed in April 2002. GLG is a limited liability company that is directly owned by Man Litchfield, Inc. Man Litchfield is a wholly owned subsidiary of Man Investments Holdings, Inc., which is a subsidiary of Man Group plc, the ultimate parent company of GLG.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of GLG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with GLG	Other Substantial Business and Connections
Eric Burl; President

Head of Americas

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Executive Committee Member

Man Group plc

Riverbank House

2 Swan Lane

London EC4R 3AD

United Kingdom

Director & President

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

President

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

Director & President

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Director

Managed Funds Association

600 14th Street, N.W., Suite 900

Washington, DC 20005

Rick Hanna; Vice President

Chief Operating Officer

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Vice President

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Director & Vice President

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Vice President & Chief Financial Officer

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, MA 02210

Vice President

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

Nadine Le Gall; Chief Compliance Officer	Head of Compliance Americas Man Americas 452 Fifth Avenue, 27th Floor New York, NY 10018 Chief Compliance Officer Man Investments Inc. 452 Fifth Avenue, 27th Floor New York, NY 10018

Solomon Kuckelman; Secretary

General Counsel Americas

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Secretary

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Director & Secretary

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Secretary & Legal Officer

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Secretary

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, MA 02210

Secretary

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

David Gallias, Treasurer

Head of US Finance

Man Americas

452 Fifth Avenue, 27th Floor

New York, NY 10018

Treasurer

FRM Investment Management (USA) LLC

452 Fifth Avenue, 26th Floor

New York, NY 10018

Treasurer

Man Global Private Markets (USA) Inc.

6836 Morrison Blvd., Suite 430

Charlotte, NC 28211

Chief Financial Officer, Treasurer and FINOP

Man Investments Inc.

452 Fifth Avenue, 27th Floor

New York, NY 10018

Treasurer

Numeric Investors LLC

470 Atlantic Avenue, 6th Floor

Boston, MA 02210

Treasurer

Silvermine Capital Management LLC

281 Tresser Blvd., Suite 1102

Stamford, CT 06901

Global Evolution USA, LLC (“Global Evolution”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Frontier Markets Income Fund. The principal address of Global Evolution is 250 Park Avenue, 19th floor, New York, NY 10177, United States. Global Evolution’s parent company is Global Evolution Fondsmӕglerselskab A/S and is located at Kokholm 3A, DK-6000 Kolding, Denmark.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Global Evolution is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Global Evolution	Other Substantial Business and Connections
Soren Rump; Director	None
Morten Bugge; Director	None
Kasper Jorgensen, Head of Legal and Compliance	None

Hillcrest Asset Management, LLC (“Hillcrest”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Hillcrest is 2805 Dallas Parkway, Suite 260, Plano, Texas 75093

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hillcrest is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hillcrest	Other Substantial Business and Connections
Brian Bruce; Chief Executive Officer and Chief Investment Officer	None
Deborah Ann Trask; Chief Operating Officer	None
Douglas E. Stark; Managing Director	None
Brandon L. Troegle; Managing Director	None

Hotchkis and Wiley Capital Management, LLC (“Hotchkis”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Balanced Fund, American Beacon Large Cap Value Fund, and American Beacon Small Cap Value Fund. The principal address of Hotchkis is 601 South Figueroa Street, 39th Floor, Los Angeles, CA 90017-5439.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Hotchkis is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Hotchkis	Other Substantial Business and Connections
George H. Davis; Chief Executive Officer and Executive Committee Member	Trustee of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
James E. Menvielle; Chief Financial Officer	Vice President and Treasurer of the Hotchkis & Wiley Funds
Anna Marie S. Lopez; Chief Operating Officer	President of the Hotchkis & Wiley Funds and Director of Hotchkis & Wiley Ltd.
Tina H. Kodama; Chief Compliance Officer	Vice President and Chief Compliance Officer of the Hotchkis & Wiley Funds
Scott McBride; President and Executive Committee Member	None
C. Nigel Hurst-Brown; Executive Committee Member	Chief Executive and Director of Hotchkis and Wiley Ltd., Non-executive director of Borders and Southern Petroleum PLC and Deputy Chairman of Central Asia Metals PLC
Douglas H. Martin; Executive Committee Member	Senior Managing Director of Stephens Inc. and Board of Director of Conns, Inc.

Lazard Asset Management, LLC (“Lazard”) is a registered investment adviser and is an investment sub-advisor for the American Beacon International Equity Fund. The principal address of Lazard is 30 Rockefeller Plaza, 55th Floor, New York, NY 10112.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Lazard is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Lazard	Other Substantial Business and Connections
Ashish Bhutani; Director, CEO	Vice Chairman, Lazard Ltd.
William Rosenberg; Global Head of Operations & Finance	None
Nathan A. Paul; Chief Business Officer	None
Mark R. Anderson; General Counsel, Chief Compliance Officer	Chief Compliance Officer of the Lazard Mutual Funds and Lazard Asset Management Securities, LLC
Kenneth M. Jacobs; Director	None
Alexander F. Stern; Director	None
Andrew Lacey; Deputy Chairman	None
John Reinsberg; Deputy Chairman	None
Robert P. DeConcini; Chairman	None
Andreas Huebner; Senior Managing Director	None

Massachusetts Financial Services Company (“MFS”) is a registered investment adviser and is an investment sub-adviser for the American Beacon Large Cap Value Fund. The principal address of MFS is 111 Huntington Avenue, Boston, MA 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), located at Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each director and principal executive officer of MFS is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with MFS	Other Substantial Business and Connections During the Past Two Fiscal Years
Robert J. Manning; Director, Executive Chairman of MFS and Chairman of the Board of Directors of MFS	Trustee of various funds within the MFS Funds complex+
Heidi Hardin; Executive Vice President, General Counsel & Secretary of MFS	Harris Associates (investment management), General Counsel (from September 2015 to January 2017)
Michael W. Roberge; Director and Chief Executive Officer of MFS	None+
Amrit Kanwal; Executive Vice President and Chief Financial Officer of MFS	None+
David A. Antonelli; Vice Chairman of MFS	None+
Robin A. Stelmach; Vice Chairman of MFS	Trustee of various funds within the MFS Funds complex+
Carol W. Geremia; President and Head of Global Distribution of MFS	None+
Martin Wolin; Chief Compliance Officer of MFS	Chief Compliance Officer of the MFS Funds
Kevin D. Strain; Director of MFS	Executive Vice President and Chief Financial Officer of Sun Life Financial
Stephen C. Peacher; Director of MFS	President of Sun Life Investment Management.
Edward M. Maloney; Executive Vice President and Chief Investment Officer	None+
Jonathan N. Aliber; Executive Vice President and Chief Technology Officer	None+
Mark A. Leary; Executive Vice President and Chief Human Resources Officer	None+

+Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS Funds and/or officers or directors of certain MFS investment products. Except as set forth above each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates.

The identity of those corporate affiliates is identified below.

Investment Adviser Corporate Affiliate	Address
MFS Institutional Advisors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Fund Distributors, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
MFS Service Center Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS International Australia PTY LTD	Level 15, 20 Martin Place Sydney, NSW 2000, Australia
MFS International (U.K.) Limited	One Carter Lane London EC4V 5ER, U.K.
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Rua Joaquim Floriano, 1.052 – 11[o] Andar, conjunto 111, Itaim Bibi, Sao Paulo, SP, Brazil 04534-004
MFS International Singapore PTE. LTD.	501 Orchard Road, #13-01/03/04 Wheelock Place Singapore 238880
MFS Investment Management Company (LUX.) S.a.r.l.	35, Boulevard du Prince Henri L-1724 Luxembourg
MFS Investment Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
3060097 Nova Scotia Company	1959 Upper Water Street Suite 1100, Halifax, Nova Scotia, Canada B3J3N2
MFS Investment Management Canada Limited (MFS Canada)	77 King Street West, 35th Floor Toronto, Ontario, Canada M5K 1B7
MFS Heritage Trust Company	111 Huntington Ave., Boston, Massachusetts 02199 U.S.A.
Sun Life Financial Inc.	1 York Street, Toronto, Ontario, MSJ 0B6, Canada

The MFS Funds include the following. The address of the MFS Funds is: 111 Huntington Ave., Boston, MA 02199.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

MFS Variable Insurance Trust III

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

Mellon Investment Corporation (“Mellon”) (f/k/a BNY Asset Management North America Corporation), is a registered investment adviser and is an investment sub-advisor for the American Beacon Small Cap Value Fund. The principal address of Mellon is One Boston Place, Boston, MA 02108.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Mellon is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Mellon	Other Substantial Business and Connections
Des MacIntyre – Chief Executive Officer, Chairman	None
Michael Germano – Chief Operating Officer	None
Parker Wertz – Chief Financial Officer	None

Pzena Investment Management, LLC (“Pzena”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of Pzena is 320 Park Avenue, 8th Floor, New York, NY 10022.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Pzena is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Pzena	Other Substantial Business and Connections
John P. Goetz; Managing Principal, Co-Chief Investment Officer, and Member with Class B Units	None
Richard S. Pzena; Managing Principal; Chief Executive Officer, Co-Chief Investment Officer, and Member with Class B Units and Class A common stock	None

William L. Lipsey; Managing Principal, President, and Member with Class B Units	None
Joan F. Berger; Principal, General Counsel, Chief Compliance Officer, and Member with Class B Units	None
Gary J. Bachman; Managing Principal, Chief Operating Officer and Member with Class B Units and Class A common stock	None
Caroline Cai; Managing Principal, Portfolio Manager, and Member with Class B Units	None
Evan Fire; Managing Principal, Chief Information & Operations Officer and Chief Information Security Officer, and Member with Class B Units	None
Jessica R. Doran; Principal, Chief Financial Officer, and Member with Class B Units	None

Shapiro Capital Management, LLC (“Shapiro”), is a registered investment adviser and is an investment subadvisor for the American Beacon Shapiro SMID Cap Equity Fund and American Beacon Shapiro Equity Opportunities Fund. The principal address of Shapiro is 3060 Peachtree Road NW #1555, Atlanta, GA 30305. On April 13, 2017, Shapiro became a majority-owned subsidiary of Resolute Investment Managers, Inc., which is a subsidiary of Resolute Investment Holdings, LLC. Resolute Investment Holdings, LLC is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P. Shapiro was founded in 1990. Information as to the Officers and Directors of Shapiro is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105581) and is incorporated herein by reference.

Sound Point Capital Management, LP (“Sound Point”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Sound Point Floating Rate Income Fund. The principal address of Sound Point is 375 Park Avenue, 33rd Floor, New York, NY 10152. Information as to the officers and directors of Sound Point is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 157479) and is incorporated herein by reference.

SSI Investment Management LLC (“SSI”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SSI Alternative Income Fund. The principal address of SSI is 9440 Santa Monica Boulevard, 8th Floor, Beverly Hills, CA 90210. Information as to the officers and directors of SSI is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 104889) and is incorporated herein by reference.

Stephens Investment Management Group, LLC (“SIMG”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund. The principal address of SIMG and Stephens Inc. is 111 Center Street, Little Rock, Arkansas 72201.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SIMG is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SIMG	Other Substantial Business and Connections
Joseph W. Simpson; President and Chief Executive Officer, Manager	Executive Vice President, Stephens Inc.
Ryan E. Crane; Chief Investment Officer, Manager	Senior Vice President, Stephens Inc.
Michael W. Nolte; Chief Operating Officer, Senior Vice President, Manager	Senior Vice President, Stephens Inc.
David C. Prince; Chief Compliance Officer, General Counsel	Senior Vice President, Stephens Inc.

Strategic Income Management, LLC (“SiM”) is a registered investment adviser and is the investment sub-advisor for the American Beacon SiM High Yield Opportunities Fund. The principal address of SiM is 1200 Westlake Avenue North, Suite 713, Seattle, WA 98109.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of SiM is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with SiM	Other Substantial Business and Connections
Brian Placzek; Manager, Member, Vice President	None
Gary J. Pokrzywinski; Manager, Member, President	None
Timothy T. Black; Elected Manager, Chief Compliance Officer, Chief Executive Officer	None

The London Company Of Virginia, LLC (“London Company”) is a registered investment adviser and is the investment sub-adviser for the American Beacon London Company Income Equity Fund. The principal place of business address of London Company is 1800 Bayberry Court, Suite 301, Richmond, Virginia 23226.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of London Company is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with London Company	Other Substantial Business and Connections During the Past Two Fiscal Years
Stephen, M. Goddard; Founder, Chief Executive Officer and Chief Investment Officer	None
Jonathan Moody; Principal and Portfolio Manager	None
Andrew Wetzel; Chief Compliance Officer	None
Melissa Carlucci; Chief Operating Officer	None

Tocqueville Asset Management, L.P. (“Tocqueville”) is a registered investment adviser and is an investment sub-advisor for the American Beacon Tocqueville International Value Fund. The principal address of Tremblant is 40 West 57th Street, 19th Floor, New York, NY 10019. Information as to the officers and directors of Tocqueville is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 105690) and is incorporated herein by reference.

TwentyFour Asset Management (US) LP (“TwentyFour”) is a registered investment adviser and is an investment sub-advisor for the American Beacon TwentyFour Strategic Income Fund and the American Beacon TwentyFour Short Term Bond Fund. The principal address of TwentyFour is 1540 Broadway, 38th Floor, New York, New York 10036. Information as to the officers and directors of TwentyFour is included in its Form ADV, as filed with the Securities and Exchange Commission (CRD number 285791) and is incorporated herein by reference.

WEDGE Capital Management, L.L.P. (“WEDGE”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Mid-Cap Value Fund. The principal address of WEDGE is 301 South College Street, Suite 3800, Charlotte, NC 28202.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of WEDGE is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with WEDGE	Other Substantial Business and Connections During the Past Two Fiscal Years
Bradley Fisher; General Partner	None
Bradley Horstmann; Chief Compliance Officer and General Partner	None
John Norman; General Partner	None
Andrei Bolshakov; General Partner	None
Darrin Witt; General Partner	None
Brian Pratt; General Partner	None
Donald Cleven; General Partner	None
Caldwell Calame; General Partner	None
Leah Long; General Partner	None
Andrew Rosenberg; General Partner	None
Richard Wells; General Partner	None
John Carr; General Partner	None
Michael Ritzer; General Partner	None
Jason Boles; General Partner	None
Christopher Lewis; General Partner	None
Brian Whisnant; General Partner	None
Li Zhang; General Partner	None

Zebra Capital Management, LLC (“Zebra”) is a registered investment adviser and is the investment sub-advisor for the American Beacon Zebra Small Cap Equity Fund. The principal address of Zebra is 2187 Atlantic Street, 4th Floor, Stamford, CT 06902.

Set forth below is information as to any other business, profession, vocation or employment of a substantial nature in which each officer and director of Zebra is, or at any time during the past two fiscal years has been, engaged for his/her own account or in the capacity of director, officer, employee, partner or trustee.

Name; Current Position with Zebra	Other Substantial Business and Connections
Roger G. Ibbotson, Chairman, Chief Investment Officer and Director of Research	Professor in the Practice Emeritus of Finance at Yale School of Management
John J. Holmgren, Jr., President and Chief Operating Officer	None
Kevin J. Lake, Chief Compliance Officer	Attorney-at-Law 1140 Avenue of the Americas, 9th Floor New York, NY 10036

Information as to the officers and directors of each of the above investment advisers may also be included in that adviser’s current Form ADV filed with the SEC and is incorporated by reference herein.

Item 32.	Principal Underwriter

(a)       Resolute Investment Distributors, Inc. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	American Beacon Funds
2.	American Beacon Select Funds
3.	American Beacon Institutional Funds Trust
4.	American Beacon Sound Point Enhanced Income Fund
5.	American Beacon Apollo Total Return Fund

(b)       The following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is 220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039.

Name	Address	Position with Underwriter	Position with Registrant
Gene L. Needles, Jr.	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Chairman, President and CEO	President
Jeffrey K. Ringdahl	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Director, Executive Vice President	Vice President
Rosemary K. Behan	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Secretary	Vice President, Chief Legal Officer and Secretary
Brian E. Brett	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Senior Vice President	Vice President
Christina E. Sears	220 E. Las Colinas Blvd, STE 1200, Irving, TX 75039	Vice President	Chief Compliance Officer

(c)        Not applicable.

Item 33.	Location of Accounts and Records

The books and other documents required by Section 31(a) under the Investment Company Act of 1940 are maintained in the physical possession of 1) the Trust’s custodian and fund accounting agent at State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110; 2) the Manager at American Beacon Advisors, Inc., 220 East Las Colinas Blvd., Suite 1200, Irving, Texas

75039; 3) the Trust’s transfer agent, DST Asset Manager Solutions, Inc., 330 West 9th St., Kansas City, Missouri 64105; 4) Mastercraft, 3021 Wichita Court, Fort Worth, Texas 76140; or 5) the Trust’s investment advisers at the addresses listed in Item 31 above.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment No. 364 to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irving and the State of Texas, on February 28, 2020.

AMERICAN BEACON FUNDS
By:	/s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President

Pursuant to the requirements of the 1933 Act, this Post-Effective Amendment No. 364 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Gene L. Needles, Jr.	President (Principal Executive Officer)	February 28, 2020
Gene L. Needles, Jr.

/s/ Melinda G. Heika	Treasurer (Principal Financial Officer and Principal Accounting Officer)	February 28, 2020
Melinda G. Heika

Gilbert G. Alvarado*	Trustee	February 28, 2020
Gilbert G. Alvarado

Joseph B. Armes*	Trustee	February 28, 2020
Joseph B. Armes

Gerard J. Arpey*	Trustee	February 28, 2020
Gerard J. Arpey

Brenda A. Cline*	Chair and Trustee	February 28, 2020
Brenda A. Cline

Eugene J. Duffy*	Trustee	February 28, 2020
Eugene J. Duffy

Claudia A. Holz*	Trustee	February 28, 2020
Claudia A. Holz

Douglas A. Lindgren*	Trustee	February 28, 2020
Douglas A. Lindgren

Barbara J. McKenna*	Trustee	February 28, 2020
Barbara J. McKenna

R. Gerald Turner*	Trustee	February 28, 2020
R. Gerald Turner

*By	/s/ Rosemary K. Behan
Rosemary K. Behan
Attorney-In-Fact

EXHIBIT INDEX

Type	Description
99.(h)(1)(M)	Amendment to Transfer Agency and Service Agreement, dated February 18, 2020
99.(h)(9)(C)	Fee Waiver/Expense Reimbursement Agreement for American Beacon Garcia Hamilton Quality Bond Fund, American Beacon International Equity Fund, American Beacon Large Cap Value Fund and American Beacon Mid-Cap Value Fund, dated February 21, 2020
99.(i)	Opinion and consent of counsel
99.(j)(1)	Consent of Independent Registered Public Accounting Firm
99.(j)(2)	Consent of Independent Registered Public Accounting Firm with respect to the American Beacon Tocqueville International Value Fund for the fiscal year ended October 31, 2018
99.(p)(2)	Code of Ethics of Barrow, Hanley, Mewhinney & Strauss, Inc., dated December 31, 2018
99.(p)(3)	Code of Ethics of Brandywine Global Investment Management, LLC, dated January 2019
99.(p)(4)	Code of Ethics of Causeway Capital Management LLC, dated April 25, 2005, and revised June 3, 2019
99.(p)(8)	Code of Business Conduct and Ethics of Pzena Investment Management, LLC, revised February 2019
99.(p)(9)	Code of Ethics/Personal Trading for The Bank of New York Mellon, parent company of Mellon Investment Corporation (f/k/a BNY Asset Management North America Corporation), dated November 2019
99.(p)(12)	Code of Ethics of Massachusetts Financial Services Co., dated February 1, 2019